                                Amendment No. 1

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Angeles Participating Mortgage Trust
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)   Title of each class of securities to which transaction applies:

- ------------------------------------------------------------------------------


2)   Aggregate number of securities to which transaction applies:

- ------------------------------------------------------------------------------


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

- ------------------------------------------------------------------------------


4)   Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid: $125.00

- ------------------------------------------------------------------------------


2)   Form, Schedule or Registration Statement No.: 14A

- ------------------------------------------------------------------------------


3)   Filing Party: Angeles Participating Mortgage Trust

- -----------------------------------------------------------------------------


4)   Date Filed: March 22, 1996

- -----------------------------------------------------------------------------

- -----------------
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined:

                                                    (Bulletin No. 150, 4-09-93)

PRELIMINARY COPY  (June 4, 1996)

                      Angeles Participating Mortgage Trust
                           340 N. Westlake Boulevard
                                   Suite 230
                      Westlake Village, California  91362

Dear Shareholder:                                         June ___, 1996

     You are cordially invited to attend the annual meeting of shareholders of Angeles Participating Mortgage Trust, a California business trust (the "Trust"), to be held at the Beverly Hilton Hotel, 9876 Wilshire Blvd., Beverly Hills, California on July 18, 1996 at 9:00 a.m. Pacific Daylight Time (the "Annual Meeting").

     At the Annual Meeting, the shareholders of the Trust (the "Shareholders") will be asked to consider and vote upon a proposal to approve the Class A Share Purchase Warrant issued on March 15, 1994 to SAHI Partners, and subsequently assigned to Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), for the right to purchase up to 5,000,000 shares of the Trust's Class A Shares (the "Class A Shares") at a price per share of $1.00, the Class B Share Purchase Warrant issued March 15, 1994 to SAHI, Inc. for the right to purchase up to 2,500,000 shares of the Trust's Class B Shares (the "Class B Shares") at a price per share of $.01 and the authorization and issuance of the Class A Shares and Class B Shares to be issued if such warrants are exercised (the "Warrant Proposal"). The foregoing warrants are not exercisable until the Warrant Proposal is approved by the Shareholders. If the Warrant Proposal is approved, the Shareholders will be asked to consider and vote on proposals to amend the Trust's Declaration of Trust (the "Trust Amendments Proposals") to, among other things, change the purpose and investment policy of the Trust in order to implement a new business plan designed to allow the Trust to acquire a more diversified portfolio of interests in real estate or real estate-related assets (the "SAHI Business Plan"). See "PROXY STATEMENT SUMMARY -- Changes in the Business Plan" and "WARRANT PROPOSAL -- SAHI Business Plan." If the Warrant Proposal and the Trust Amendments Proposal are approved, the Shareholders will also be asked to elect seven trustees to the Board of Trustees, four of whom are affiliates of SAHI Partners, SAHI, Inc. or Starwood Mezzanine (the "SAHI Nominees"). If all of the foregoing proposals are approved, the Shareholders will be asked to consider and vote upon a proposal pursuant to which, among other things, (a) the Trust will become the sole general partner of a limited partnership (the "Partnership") to which the Trust will contribute $400,000, in cash, in exchange for a 7.76% interest in the Partnership, and Starwood Mezzanine will become the initial limited partner and will contribute to the Partnership mortgage participation certificates and/or proceeds thereof (collectively, the "Certificates"), valued by the Trust at approximately $4,757,000, in the aggregate, in exchange for a 92.24% interest in the Partnership; (b) the Trust will be authorized to issue Class A Shares, upon the exchange of any or all limited partnership interests in the Partnership issued to Starwood Mezzanine and (c) Starwood Mezzanine shall have the right, subject to certain limitations and restrictions, to require the Trust to register for public sale, any or all of the Class A Shares issued to it upon exchange of its limited partnership interests in the Partnership. If all of the foregoing proposals are approved, the Shareholders will also be asked to consider and vote on the following additional proposals: (i) to approve the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan; (ii) to approve the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; and (iii) to ratify the appointment of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ending December 31, 1996.

     Details of the proposals to be voted on at the Annual Meeting (the "Proposals") and other important matters are contained in the attached Proxy Statement, which you are encouraged to read carefully. The adoption and implementation of the Proposals will have the effects, and subject the Shareholders to the risks, conflicts of interest and other factors set forth under "Risk Factors" in the Proxy Statement, including the following:

     . For a substantial period of time, the Shares had been trading at prices below the amount per share the Shareholders would receive upon liquidation. Only recently has the trading price of the Shares been above the estimated liquidation value. Therefore, there is a risk that the Shares will trade at prices below the amount of money Shareholders would receive through liquidating distributions of the Trust.

     . One of the proposals to amend the Trust's Declaration of Trust, if approved, will eliminate the right of Class A Shareholders to receive a priority return before the Trust's former advisor is paid a fee because such advisor is no longer providing services to the Trust. However, the Declaration of Trust does not require that any subsequent advisory agreements entered into by the Trust contain any such priority return and SAHI contemplates that any such subsequent advisory agreement entered into while the Trust is under its control would not necessarily include a priority return. Therefore, any future Advisor, who may be affiliated with SAHI (subject to the Shareholders Agreement), may absorb a significant amount of the Trust's cash flow.

     . The voting interests of the holders of the Trust's Class A Shares (the "Class A Shareholders") not affiliated with SAHI Partners, SAHI, Inc. or Starwood Mezzanine (collectively, "SAHI") will be decreased from 60.28% to 20.36% if the Class A Share Purchase Warrant and the Class B Share Purchase Warrant (collectively, the "Warrants") are exercised in full and will be further decreased to 12.48% in the event that Starwood Mezzanine were to exchange all of its limited partnership interests in the Partnership for Class A Shares.

     . The percentage ownership interest of the Class A Shareholders not affiliated with SAHI of the Class A Shares will be decreased from 90.43% to 30.23% if the Warrants are exercised in full and will be further decreased to 18.53% in the event that Starwood Mezzanine were to exchange all of its limited partnership interests in the Partnership for Class A Shares.

     . Messrs. Sternlicht, Grose, Sugarman, Gorab and Consiglio, five of the seven nominees to the Board of Trustees, have indirect economic interests in properties that may compete with properties which the Trust may acquire or which may collateralize debt investments of the Trust in the future, thus creating a conflict of interest between the Trust and such nominees. Messrs. Sternlicht, Grose, Sugarman, Gorab and Consiglio will not be required to present any investment opportunities to the Trust or invest in any type of assets through the Trust.

     . Sales of Class A Shares as a result of an exchange of limited partnership interests in the Partnership by Starwood Mezzanine (or the perception that such sales could occur) could adversely affect the trading prices for the Class A Shares.

     . The Trust and the Partnership will not be able to make certain types of investments as a result of restrictions and conflicts involving SAHI and their affiliates. Specifically, the Trust cannot invest in hotel equities, unless the investment is incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment. In addition, during any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership are prohibited from pursuing equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment). See "WARRANT PROPOSAL -- SAHI Business Plan."

     . The formation and capitalization of the Partnership will result in the creation of certain conflicts of interest between the Trust and Starwood Mezzanine. For example, prior to the exchange by Starwood Mezzanine of its limited partnership interests in the Partnership for Class A Shares of the Trust, Starwood Mezzanine will experience different and possibly more adverse tax consequences than the Trust and its Shareholders upon the sale of Partnership assets or the restructuring or sale of certain mortgage loans. Therefore, Starwood Mezzanine may be opposed to the sale of such assets or the restructuring of the loans even though such a sale or restructuring might be in the best interests of the Trust and its Shareholders. In addition, without the prior approval of Starwood Mezzanine's limited partners during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership: (i) none of SAHI, the SAHI Nominees or any of their affiliates (individually and collectively, the "SAHI Group") may receive performance or management fees from the Trust or the Partnership, including, but without limitation, trustees' fees or options or awards pursuant to the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan or the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; (ii) the Trust and the Partnership may not enter into any service agreements with the SAHI Group nor acquire (by contribution or purchase) any additional debt or equity interests from the SAHI Group; and (iii) the SAHI Nominees shall not seek to have the Trust or the Partnership incur indebtedness during any period in which the incurrence of such indebtedness would increase the amount of "unrelated business taxable income" ("UBTI") to be incurred by the limited partners of Starwood Mezzanine. The failure of Starwood Mezzanine's limited partners to approve an item or matter referred to in (i), (ii) or (iii) of the preceding sentence could operate to reduce the SAHI Group's incentives to allocate their or their personnel's time and efforts in furtherance of the SAHI Business Plan or may otherwise impede the growth prospects for the Trust and Partnership.

     . The percentage ownership interests of the Trust and Starwood Mezzanine in the Partnership were determined based on negotiations between the parties and no independent appraisals or opinions were obtained by the Trust with respect to the Trust's determination of the value of the Certificates to be contributed by Starwood Mezzanine in exchange for its limited partnership interest in the Partnership.

     . There will be risks associated with the ability of the Board of Trustees to change the investment, financing, borrowing, distribution and other policies of the Trust at any time without Shareholder approval.

     . In the event the Warrants are not exercised (either in whole or in substantial part), or in the event that the Partnership is not formed and capitalized on the basis set forth herein, and the Trust is unable to locate alternative sources of capital, it is likely that the Trust will be unable to implement the SAHI Business Plan (or any other business plan consistent with the change in investment policy proposed herein), and, consequently, the Trust may be liquidated. Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise the Class A Warrant for at least 2,000,000 Class A Shares.

     . The Shareholders will be unable to evaluate in advance the selection of properties and debt to be acquired by the Trust.

     . There will be an increase in the Trust's general real estate investment risks, including the effect of economic and other conditions on property values, the general illiquidity of real estate investments, the risks of default in respect of mortgage or other debt covenants (and risks attendant thereto, such as delays frequently encountered by lenders in enforcing remedies or in gaining control over the real estate collateral), the abilities of the properties collateralizing debt instruments held by the Trust or which properties are owned by the Trust to generate revenues sufficient to meet operating expenses and to pay scheduled debt service, the effect of competition from properties owned by others, liability associated with uninsurable losses and unknown environmental liabilities.

     . There will be increased risks associated with the Trust incurring debt to finance equity or debt investments in real property, including the fluctuation of interest rates and the Trust's ability to make debt service payments. Such debt service payments may additionally decrease the Trust's funds available for distribution to its Shareholders. However, as set forth above, Starwood Mezzanine's limited partners have imposed certain limitations on the ability of the Trust and the Partnership to incur indebtedness without their consent.

     . As a result of acquiring equity or debt interests opportunistically, without the traditional representations and warranties and financial statements from distressed sellers, the Trust will increase the risks associated with unknown liabilities and losses relating to the acquired interests.

     . There will be an increased risk that the Trust will be a "pension-held REIT" and therefore that any qualified pension plan owning 10% or more of the Trust's shares, by value, will have a portion of its dividend income from the Trust taxed as UBTI.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY CONCLUDED THAT THE ISSUANCE OF THE WARRANTS, THE AMENDMENTS TO THE DECLARATION OF TRUST AND THE SUBSEQUENT CHANGE OF THE TRUST PURPOSE AND INVESTMENT POLICY IN ORDER TO IMPLEMENT THE SAHI BUSINESS PLAN, THE ELECTION OF THE NOMINEES AS TRUSTEES, THE PARTNERSHIP PROPOSAL AND THE OTHER PROPOSALS ARE IN THE BEST INTEREST OF BOTH THE TRUST AND THE SHAREHOLDERS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ALL OF THE PROPOSALS.

     All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                    Sincerely,


                                    Ronald J. Consiglio, Chairman

                      ANGELES PARTICIPATING MORTGAGE TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Angeles Participating Mortgage Trust, a California business trust (the "Trust"), will be held at the Beverly Hilton Hotel, 9876 Wilshire Blvd., Beverly Hills, California on July 18, 1996 at 9:00 a.m. Pacific Daylight Time (the "Annual Meeting"), for the following purposes as further described in the accompanying Proxy Statement:

     1. To consider and vote upon a proposal to approve the Class A Share Purchase Warrant issued on March 15, 1994 to SAHI Partners, and subsequently assigned to Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), for the right to purchase up to 5,000,000 shares of the Trust's Class A Shares (the "Class A Shares") at a price per share of $1.00, the Class B Share Purchase Warrant issued March 15, 1994 to SAHI, Inc. for the right to purchase up to 2,500,000 shares of the Trust's Class B Shares (the "Class B Shares") at a price per share of $.01 and the authorization and issuance of the Class A Shares and Class B Shares to be issued if such warrants are exercised. The foregoing warrants are not exercisable until approved by the shareholders of the Trust (the "Shareholders").

     2. If the foregoing proposal is approved, to consider and vote upon the following proposals to amend the Trust's Declaration of Trust:

         (i) A proposal to amend the Declaration of Trust to amend the purpose of the Trust to allow the Trust to make substantially more debt and/or equity investments in real property;

         (ii) A proposal to amend the Declaration of Trust to remove the percentage limitation (presently 20%) on the amount of Trust Proceeds, i.e. capital contributions of Shareholders, borrowings by the Trust or proceeds from any future offerings by the Trust, which may be invested directly in the equity ownership of real estate;

         (iii) A proposal to amend the Declaration of Trust to eliminate the requirement to make monthly distributions of Net Cash, which is generally defined as the Trust's cash flow from operations, to Shareholders;

         (iv) A proposal to amend the Declaration of Trust to make the termination date of the Trust indefinite;

         (v) A proposal to amend the Declaration of Trust to increase the shareholder vote required to terminate the Trust from majority to two-thirds of all of the Shareholders;

         (vi) A proposal to amend the Declaration of Trust to remove the prohibition on acquiring or funding Trust loans with an initial term of more than 15 years;

         (vii) A proposal to amend the Declaration of Trust to require the issuance of additional Class B Shares in order to maintain the current voting interest (33 1/3%) of the Shareholders of the Class B Shares; and

         (viii) A proposal to amend the Declaration of Trust to remove the right of Shareholders of Class A Shares to receive a priority return before the Trust's former advisor is paid a fee since the advisor is no longer providing services to the Trust.

     Approval of each of the proposals listed in 2(i) through 2(viii) is contingent upon approval of all of the proposals listed in 2(i) through 2(viii).

     3. If the foregoing proposals are approved, to elect to the Board of Trustees seven members to hold office until the next Annual Meeting and until their successors have been elected and qualified. The nominees to the Board of Trustees are Barry Sternlicht, Madison Grose, Jay Sugarman, Eugene A. Gorab, J. D'Arcy Chisholm, Ronald J. Consiglio and Jack E. McDonald.

     4. If the foregoing proposals are approved, to consider and vote upon a proposal pursuant to which, among other things, (a) the Trust will become the sole general partner of a limited partnership (the "Partnership") to which the Trust will contribute $400,000, in cash, in exchange for a 7.76% interest in the Partnership, and Starwood Mezzanine will be the initial limited partner and will contribute to the Partnership mortgage participation certificates and/or proceeds thereof (collectively, the "Certificates"), valued by the Trust at approximately $4,757,000 million, in the aggregate, in exchange for a 92.24% interest in the Partnership; (b) the Trust will be authorized to issue, upon the exchange of any or all limited partnership interests in the Partnership issued to Starwood Mezzanine, Class A Shares representing up to 38.7% of the issued and outstanding Class A Shares (assuming full exercise of the Class A Share Purchase Warrant shall have occurred prior to such exchange); (c) Starwood Mezzanine shall have the right, subject to certain limitations and restrictions, to require the Trust to register for public sale, any or all of the Class A Shares issued to it upon exchange of its limited partnership interests in the Partnership; and (d) with the exception of the costs and expenses to be incurred by the Trust to administer the Partnership and its investments and except with the prior written consent of Starwood Mezzanine, the Partnership shall not be responsible for reimbursing the Trust for any of the Trust's overhead and expenses (including, but without limitation, overhead and expenses incurred to meet its reporting requirements as a public company) for a period of two (2) years from the contribution of the Certificates to the Partnership or, if sooner, until such time as Starwood Mezzanine exercises its registration rights for any Class A Shares received by it pursuant to any exercise of its exchange rights with respect to its limited partnership interest in the Partnership. After such two-year period, the Partnership shall reimburse the Trust if the Trust is operating exclusively through the Partnership. Initially, the Trust will not be required to operate exclusively through the Partnership and, thus, will not have any obligation to contribute more than the cash necessary to acquire its initial interest in the Partnership. However, in the event the Class A Warrant is exercised for at least 2,000,000 Class A Shares, the Board of Trustees shall have the right to cause the Trust to contribute substantially all of the Trust's theretofore uncontributed assets to the Partnership for additional interests in the Partnership and, following any such contribution, to cause the Trust to agree to conduct all of its real estate-related investment activities exclusively through the Partnership.

     5. If the foregoing proposals are approved, to consider and vote upon a proposal to approve the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan.

     6. If the foregoing proposals are approved, to consider and vote upon a proposal to approve the Angeles Participating Mortgage Trust 1996 Share Incentive Plan.

     7. To ratify the appointment of Deloitte & Touche as the Trust's independent accountants for the fiscal year ending December 31, 1996.

     8. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

     The Board of Trustees has fixed May 30, 1996 as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof, and only holders of record of Class A Shares and Class B Shares at the close of business on that day will be entitled to vote.


                               By Order of the Board of Trustees



                               Ann Merguerian
                               Secretary of the Trust


Los Angeles, California
_________________, 1996


=====================================================================
 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, TO
 ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK,
 SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.
=====================================================================

                      Angeles Participating Mortgage Trust
                           340 N. Westlake Boulevard
                                   Suite 230
                      Westlake Village, California  91362

                           _________________________

                                PROXY STATEMENT
                            ________________________

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JULY 18, 1996

     This proxy statement (the "Proxy Statement") is being sent to shareholders of Angeles Participating Mortgage Trust, a California business trust (the "Trust"), on or about June 26, 1996 in connection with the solicitation by the Board of Trustees of the Trust (the "Board of Trustees") of proxies to be voted at the Trust's 1996 annual meeting of Shareholders (the "Annual Meeting") to be held at the Beverly Hilton Hotel, 9876 Wilshire Blvd., Beverly Hills, California, on July 18, 1996 at 9:00 a.m. Pacific Daylight Time, or at any postponement or adjournment thereof.

     At the Annual Meeting, the shareholders of the Trust (the "Shareholders") will be asked to consider and vote upon a proposal to approve the Class A Share Purchase Warrant (the "Class A Warrant") issued on March 15, 1994 to SAHI Partners, and subsequently assigned to Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), for the right to purchase up to 5,000,000 shares of the Trust's Class A Shares (the "Class A Shares") at a price per share of $1.00, the Class B Share Purchase Warrant (the "Class B Warrant") issued March 15, 1994 to SAHI, Inc. for the right to purchase up to 2,500,000 shares of the Trust's Class B Shares (the "Class B Shares") at a price per share of $.01 and the authorization and issuance of the Class A Shares and Class B Shares to be issued if such warrants are exercised (the "Warrant Proposal"). The foregoing warrants are not exercisable until the Warrant Proposal is approved by the Shareholders. If the Warrant Proposal is approved, the Shareholders will be asked to consider and vote on a proposal to amend the Trust's Declaration of Trust (the "Trust Amendments Proposals") to, among other things, change the purpose and investment policy of the Trust in order to implement a new business plan designed to allow the Trust to acquire a more diversified portfolio of interests in real estate or real estate-related assets (the "SAHI Business Plan"). See "PROXY STATEMENT SUMMARY -- Changes in the Business Plan" and "WARRANT PROPOSAL -- SAHI Business Plan." If the Warrant Proposal and the Trust Amendments Proposal are approved, the Shareholders will also be asked to elect seven trustees to the Board of Trustees, four of whom are affiliates of SAHI Partners, SAHI, Inc. or Starwood Mezzanine (the "SAHI Nominees"). SAHI Partners, SAHI, Inc. and Starwood Mezzanine are collectively referred to herein as "SAHI." If the foregoing proposals are approved, to consider and vote upon a proposal pursuant to which, among other things, (a) the Trust will become the sole general partner of a limited partnership (the "Partnership") to which the Trust will contribute $400,000, in cash, in exchange for a 7.76% interest in the Partnership, and Starwood Mezzanine will be the initial limited partner and will contribute to the Partnership mortgage participation certificates and/or proceeds thereof (collectively, the "Certificates"), valued by the Trust at approximately $4,757,000, in the aggregate, in exchange for a 92.24% interest in the Partnership; (b) the Trust will be authorized to issue Class A Shares upon the exchange of any or all limited partnership interests in the Partnership issued to Starwood Mezzanine; and

(c) Starwood Mezzanine shall have the right, subject to certain limitations and restrictions, to cause the Trust to register for public sale, any or all of the Class A Shares issued to it upon exchange of its limited partnership interests in the Partnership (the "Partnership Proposal").

     If the foregoing proposals are approved, the Shareholders will also be asked to consider and vote on the following additional proposals: (i) to approve the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan; (ii) to approve the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; and (iii) to ratify the appointment of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ending December 31, 1996.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
           PROXY STATEMENT SUMMARY............................   1
              Changes in the Business Plan....................   1
              Summary Risk Factors............................   2
              Formation of the Partnership....................   5
              Exchange of Partnership Units...................   5
              Registration Rights.............................   5
              Conflicts of Interest...........................   5
              Lack of Appraisal Rights........................   6
              Background of the Trust and Transactions with
               SAHI...........................................   6
              The Proposals...................................   8
              Reasons for the Transaction; Board of Trustees
               Recommendation.................................   9
              Fairness Opinion With Respect to the Warrants...   9
              Annual Meeting and Voting.......................  10

           RISK FACTORS.......................................  12
              Liquidating Distributions May be Higher than
               Trading Prices of Shares.......................  12
              Elimination of Priority Return to Shareholders..  12
              Change of Control and Dilution of Shareholders..  12
              Conflicts of Interest...........................  12
              Limited Protection to Non-SAHI Shareholders.....  13
              Failure of Starwood Mezzanine to Exercise its
               Warrant........................................  13
              Possible Future Dilution........................  13
              Unspecified Investments.........................  13
              Changes in Policies.............................  14
              Change of Income Distribution Policy............  14
              Removal of Limited Term Restriction.............  14
              Real Estate Investment Risks....................  14
              Risks of Leverage...............................  16
              Limited Representations and Warranties and Lack
               of Operating Histories.........................  16
              Tax Limitations on Closely Held REITs...........  16

           LACK OF INDEPENDENT REPRESENTATION.................  17

           ANNUAL MEETING AND VOTING..........................  18

           BACKGROUND OF THE TRUST AND THE TRANSACTIONS WITH
            SAHI..............................................  19

           WARRANT PROPOSAL...................................  22
              Class A Warrant.................................  23
              Class B Warrant.................................  23
              Change of Control of the Trust..................  23
              Dilution of Class A Shareholders................  24
              Opinion of Independent Financial Advisor........  24
              Shareholders Agreement..........................  24
              Federal Income Tax Aspects of the Warrant
               Proposal.......................................  25
              Reasons for and Alternatives to the Issuance of
               Warrants and Board of Trustees' Recommendation
               Regarding the Warrant Proposal.................  30

                                      (i)

                                                           Page
                                                           ----

           Considerations if the Warrant Proposal Is
            Not Approved...................................  27
           Interest of Certain Persons in Matters to be
            Acted Upon.....................................  27
           SAHI Business Plan..............................  33

        TRUST AMENDMENTS PROPOSALS.........................  30
           Change of Trust's Purpose and Investment Policy.  31
           Eliminate Obligation to Make Monthly
            Distributions of Net Cash......................  31
           Termination Date of Trust.......................  32
           Termination of Trust............................  32
           Length of Trust Loans...........................  33
           Maintaining Voting Interest of Class B Shares...  33
           Priority Distributions..........................  34
           Federal Income Tax Aspects of the Change of the
            Trust's Purpose and Investment Policy..........  34

        ELECTION OF TRUSTEES...............................  38
           Trustees and Nominees...........................  38
           Information Regarding the Board of Trustees and
            its Committees.................................  40
           Executive Officers..............................  41
           Executive Officers' Compensation................  41
           Audit and Compensation Committee Report on
            Executive Compensation.........................  42
           Proposed Incentive Plans........................  42
           Audit and Compensation Committee Interlocks and
            Insider Participation..........................  42
           Trustees' Compensation..........................  43
           Certain Relationships and Related Transactions..  43
           Recommendation Regarding the Board Election
            Proposal.......................................  44

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
         AND MANAGEMENT....................................  45

        PARTNERSHIP PROPOSAL...............................  47
           Formation Agreement.............................  47
           Description of Certificates.....................  49
           The Partnership.................................  50
           Limited Partner Rights..........................  50
           Possible Future Exclusivity.....................  52
           Public Company Costs............................  52
           Adjustments to Ownership Percentages of
            Partnership....................................  52
           Federal Income Tax Aspects of the Partnership...  53
           Angeles Participating Mortgage Trust Unaudited
            Pro Forma Consolidated Financial Statements....  54
           Angeles Participating Mortgage Trust Operating
            Partnership Unaudited Pro Forma Consolidated
            Financial Statements...........................  54

        TRUSTEES' INCENTIVE PLAN PROPOSAL..................  55
           Adoption of the Angeles Participating Mortgage
            Trust 1996 Trustees' Share Incentive Plan......  55
           General.........................................  55
           Stock Options...................................  56
           Discussion of Federal Income Tax Consequences...  57
           Awards Under the Trustees' Plan.................  58
           Recommendation Regarding the Trustees' Plan.....  58

                                     (ii)

                                                           Page
                                                           ----
        EMPLOYEES' INCENTIVE PLAN PROPOSAL.................  58
           Adoption of the Angeles Participating Mortgage
            Trust 1996 Share Incentive Plan................  58
           General.........................................  58
           Awards Under the Employees' Plan................  59
           Changes in Control..............................  62
           Discussion of Federal Income Tax Consequences...  62
           Awards Under the Employees' Plan................  64
           Recommendation Regarding the Employees
            Incentive Plan Proposal........................  64

        RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
         ACCOUNTANTS.......................................  64
           Recommendation Regarding Ratification of the
            Appointment of Deloitte & Touche LLP...........  64

        GLOSSARY...........................................  65

        OTHER MATTERS......................................  69
           No Appraisal or Dissenter's Rights..............  69
           Annual Reports on Form 10-K.....................  69
           Shareholder Proposals for 1997 Annual Meeting...  70
           Solicitation Procedures.........................  70
           Other Matters...................................  70

        EXHIBIT A   Class A Warrant
        EXHIBIT B   Fairness Opinion
        EXHIBIT C   Class B Warrant
        EXHIBIT D   Restated Shareholders Agreement
        EXHIBIT E   Restated Declaration of Trust
        EXHIBIT F   Trustees' Plan
        EXHIBIT G   Employees' Plan

                                     (iii)

                            PROXY STATEMENT SUMMARY

     The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement and the Exhibits hereto. Each Shareholder is urged to read this Proxy Statement in its entirety.

CHANGES IN THE BUSINESS PLAN

     The purpose and the investment policy of the Trust as currently stated in its Declaration of Trust is predominantly to make mortgage loans to entities affiliated with the Trust. However, since the liquidation of the Trust's loan portfolio in November 1993 as more fully discussed under "PROXY STATEMENT SUMMARY -- Background of the Trust and Transactions with SAHI", the Trust has not pursued its stated investment policy. Instead, since November 1993, the Trust has held most of its assets, primarily cash, in a trust as a reserve against any potential contingent claims (the "Contingent Claims Trust") while considering alternatives to continuing its existing operations. The proposal to amend the Trust's Declaration of Trust will change the purpose and investment policy of the Trust as presently stated in the Declaration of Trust. Such amendment will allow the Trust to implement the "SAHI Business Plan", as defined immediately below, instead of continuing the Trust's present course of holding its assets in the Contingent Claims Trust and distributing the proceeds of such trust upon its expiration on December 31, 1996. The proposed amendment to the Declaration of Trust will change the purpose and investment policy of the Trust to primarily (i) originating mortgage loans to and/or acquiring mortgage loans to unrelated entities or to acquire securities collateralized, in whole or in part, by such mortgage loans, as well as making equity investments in real estate and real estate-related assets (other than equity investments made directly in hotels), (ii) acquiring direct or indirect interests in short term, medium and long-term real estate-related debt securities and mortgage interests under which the borrowers are unaffiliated with the Trust, which may include warrants, equity participations or similar rights incidental to a debt investment by the Trust, (iii) making, holding and disposing of purchase money loans with respect to assets sold by the Trust, and (iv) acquiring positions in non-performing and sub-performing debt for the purpose of either restructuring it as performing debt or (except for hotels) of obtaining shortly thereafter primary management rights over or equity interests in the underlying assets securing such debt (the investments referred to in (i) through (iv) above being herein collectively referred to as the "Diversified Portfolio"). The acquisition of the Diversified Portfolio, together with a description of SAHI's investment criteria described below, is herein referred to as the "SAHI Business Plan." The Diversified Portfolio may include controlling or non-controlling equity ownership positions in any general category of real estate assets, including, without limitation, office, industrial, mini-storage and residential improvements and land. The Trust will not make certain types of investments as a result of the restrictions and conflicts described below, as well as SAHI's analysis of the current investment opportunities available to the Trust. Specifically, unless such restrictions and conflicts of interest lapse or are otherwise no longer applicable, the Trust will not invest in any hotel equities, unless the investment is incidental to, or acquired pursuant to the exercise of remedial rights with respect to, debt investments. In addition, during any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment). The implementation of the SAHI Business Plan would necessitate certain amendments to the Declaration of Trust outlined under "TRUST AMENDMENTS PROPOSAL" and approval of the proposal outlined under "PARTNERSHIP PROPOSAL."

     After the bankruptcy of Angeles and the liquidation of the Trust's loan portfolio, the Trust considered alternatives to continuing its existing operations. The only other alternative identified by the Board of Trustees was to liquidate the Trust and distribute the proceeds of the Contingent Claims Trust upon its expiration on December 31, 1996. The Board of Trustees estimates that approximately $400,000 of operating expenses will be incurred by the Trust during this fiscal year which will, if no contingent claims arise, leave approximately $1,800,000 available to be distributed out to the Shareholders in a liquidating dividend at such time. Such dividend would equal $0.70 per Class A Share. The Board of Trustees rejected this alternative as they determined undertaking a transaction with SAHI presents the Shareholders a greater potential for growth of their investment and an ultimate return on the remainder of their investment in the Trust of greater than $0.70 per Class A Share. The Board of Trustees concluded that undertaking a transaction with SAHI is the best alternative currently available to the Trust and its Shareholders.

SUMMARY RISK FACTORS

     Summarized below are certain risks, conflicts of interest, and other factors that Shareholders should consider before voting on the Proposals:

     . For a substantial period of time, the Shares had been trading at prices below the amount per share the Shareholders would receive upon liquidation. Only recently has the trading price of the Shares been above the estimated liquidation value. Therefore, there is a risk that the Shares will trade at prices below the amount of money Shareholders would receive through liquidating distributions of the Trust.

     . One of the proposals to amend the Trust's Declaration of Trust, if approved will eliminate the right of Class A Shareholders to receive a priority return before the Trust's former advisor is paid a fee because such advisor is no longer providing services to the Trust. However, the Declaration of Trust does not require that any subsequent advisory agreements entered into by the Trust contain any such priority return and SAHI contemplates that any such subsequent advisory agreement entered into while the Trust is under its control would not necessarily include a priority return. Therefore, any future Advisor, who may be affiliated with SAHI (subject to the Shareholders Agreement), may absorb a significant amount of the Trust's cash flow.

     . The voting interests of the Class A Shareholders not affiliated with SAHI Partners, SAHI, Inc. or Starwood Mezzanine (collectively "SAHI") will be decreased from 60.28% to 20.36% if the Class A Warrant and the Class B Warrant (collectively, the "Warrants") are exercised in full and will be further decreased to 12.48% in the event that Starwood Mezzanine were to exchange all of its Units for Class A Shares.

     . The percentage ownership interest of the Class A Shareholders not affiliated with SAHI in the Class A Shares will be decreased from 90.43% to 30.23% if the Warrants are exercised in full and will be further decreased to 18.53% in the event that Starwood Mezzanine were to exchange all of its Units for Class A Shares.

     . Messrs. Sternlicht, Grose, Sugarman, Gorab and Consiglio, five of the seven nominees to the Board of Trustees, have indirect economic interests in properties that may compete with properties which the Trust may acquire or which may collateralize debt investments of the Trust in the future, thus creating a conflict of interest between the Trust and such nominees. Messrs. Sternlicht, Grose, Sugarman, Gorab and Consiglio will not be required to present any investment opportunities to the Trust or invest in any type of assets through the Trust.

     . Sales of Class A Shares as a result of an exchange of Units by Starwood Mezzanine (or the perception that such sales could occur) could adversely affect the trading prices for the Class A Shares.

     . The Trust and the Partnership will not be able to make certain types of investments as a result of restrictions and conflicts involving SAHI and its affiliates. Specifically, the Trust cannot invest in hotel equities, unless the investment is incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment. In addition, during any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment). See "WARRANT PROPOSAL -- SAHI Business Plan."

     . The formation and capitalization of the Partnership will result in the creation of certain conflicts of interest between the Trust and Starwood Mezzanine. For example, prior to the exchange by Starwood Mezzanine of its Units for Class A Shares, Starwood Mezzanine will experience different and possibly more adverse tax consequences than the Trust and its Shareholders upon the sale of Partnership assets or the restructuring or sale of certain mortgage loans. Therefore, Starwood Mezzanine may be opposed to the sale of such assets or the restructuring of the loans even though such a sale or restructuring might be in the best interests of the Trust and its Shareholders. In addition, without the prior approval of Starwood Mezzanine's limited partners during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership: (i) none of SAHI, the SAHI Nominees or any of their affiliates (individually and collectively, the "SAHI Group") may receive performance or management fees from the Trust or the

          Partnership, including, but without limitation, trustees' fees or options or awards pursuant to the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan or the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; (ii) the Trust and the Partnership may not enter into any service agreements with the SAHI Group nor acquire (by contribution or purchase) any additional debt or equity interests from the SAHI Group; and (iii) the SAHI Nominees shall not seek to have the Trust or the Partnership incur indebtedness during any period in which the incurrence of such indebtedness would increase the amount of "unrelated business taxable income" ("UBTI") to be incurred by the limited partners of Starwood Mezzanine. The failure of Starwood Mezzanine's limited partners to approve an item or matter referred to in (i), (ii) or (iii) of the preceding sentence could operate to reduce the SAHI Group's incentives to allocate their or their personnel's time and efforts in furtherance of the SAHI Business Plan or may otherwise impede the growth prospects for the Trust and Partnership.

     . The percentage ownership interests of the Trust and Starwood Mezzanine in the Partnership were determined based on negotiations between the parties and no independent appraisals or opinions were obtained by the Trust with respect to the Trust's determination of the value of the Certificates to be contributed by Starwood Mezzanine in exchange for Units.

     . There will be risks associated with the ability of the Board of Trustees to change the investment, financing, borrowing, distribution and other policies of the Trust at any time without Shareholder approval.

     . In the event the Warrants are not exercised (either in whole or in substantial part), or in the event that the Partnership is not formed and capitalized on the basis set forth herein, and the Trust is unable to locate alternative sources of capital, it is likely that the Trust will be unable to implement the SAHI Business Plan (or any other business plan consistent with the change in investment policy proposed herein), and, consequently, the Trust may be liquidated. Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise the Class A Warrant for at least 2,000,000 Class A Shares.

     . The Shareholders will be unable to evaluate in advance the selection of properties and debt to be acquired by the Trust.

     . There will be an increase in the Trust's general real estate investment risks, including the effect of economic and other conditions on property values, the general illiquidity of real estate investments, the risks of default in respect of mortgage or other debt covenants (and risks attendant thereto, such as delays frequently encountered by lenders in enforcing remedies or in gaining control over the real estate collateral), the abilities of the properties collateralizing debt instruments held by the Trust or which properties are owned by the Trust to generate revenues sufficient to meet operating expenses and to pay scheduled debt service, the effect of competition from properties owned by others, liability associated with uninsurable losses and unknown environmental liabilities.

     . There will be increased risks associated with the Trust incurring debt to finance equity or debt investments in real property, including the fluctuation of interest rates and the Trust's ability to make debt service payments. Such debt service payments may additionally decrease the Trust's funds available for distribution to its Shareholders. However, as set forth above, Starwood Mezzanine's limited partners have imposed certain limitations on the ability of the Trust and the Partnership to incur indebtedness without their consent.

     . As a result of acquiring equity or debt interests opportunistically, without the traditional representations and warranties and financial statements from distressed sellers, the Trust will increase the risks associated with unknown liabilities and losses relating to the acquired interests.

     . There will be an increased risk that the Trust will be a "pension-held REIT" and therefore that any qualified pension plan owning 10% or more of the Trust's shares, by value, will have a portion of its dividend income from the Trust taxed as UBTI.

     . The acquisition of the Warrants or Shares by SAHI may increase the risk that the Trust will inadvertently lease any real estate it acquires to tenants that are related to the Trust through the application of various complex attribution rules, and in such case, the rental income would not be "rents from real property" for purposes of determining the Trust's continued qualification as a REIT.

     . The amendments to the Declaration of Trust will eliminate the Trust's obligation to endeavor to make monthly cash distributions to the Shareholders and thereby increase the amount of the Shareholders' investment in the Trust that remains at risk in the Trust's operations due to the income from the Trust's investments being reinvested instead of distributed as dividends to the Shareholders.

     . There will be a risk that conversion of the Trust to, in essence, an infinite-life entity will result in payment of compensation to the Trustees and officers and employees of the Trust beyond its currently scheduled liquidation date of October 16, 2004.

     . The conversion of the Trust to, in essence, an infinite-life entity creates a potential conflict of interest for the Trustees insofar as such conversion presents the potential for the seven persons who have been nominated for election as Trustees, or their successors, to continue as Trustees beyond the Trust's currently scheduled liquidation date of October 16, 2004.

     . The Shareholders may be further diluted as a result of the Trust's ability to issue additional Class A Shares to directors, officers and employees of the Trust under the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan and Angeles Participating Mortgage Trust 1996 Share Incentive Plan (collectively, the "Incentive Plans") proposed herein.

FORMATION OF THE PARTNERSHIP

     The Partnership will be formed with the Trust as its sole general partner and Starwood Mezzanine as its initial limited partner. The Trust will contribute to the Partnership $400,000, in cash, in exchange for a 7.76% interest in the Partnership, and Starwood Mezzanine will contribute to the Partnership the Certificates, valued by the Trust at approximately $4,757,000, in the aggregate, in exchange for a 92.24% interest in the Partnership.
The value of the Certificates was based on a discounted cash flow analysis. A discount rate of 12% was used to reflect the risk associated with the cash flow stream and return of principal. The interest of a partner in the Partnership will be evidenced by the issuance to such partner of one or more units (the "Units"). Initially, the Trust will not be required to operate exclusively through the Partnership and, thus, will not have any obligation to contribute more than the cash necessary to acquire its initial interest in the Partnership. However, in the event the Class A Warrant is exercised for at least 2,000,000 Class A Shares, the Board of Trustees shall have the right to cause the Trust to contribute substantially all of the Trust's theretofore uncontributed assets to the Partnership for additional interests in the Partnership and, following any such contribution, to cause the Trust to agree to conduct all of its real estate-related investment activities exclusively through the Partnership. As the sole general partner of the Partnership, the Trust will make all decisions on behalf of the Partnership. See "PARTNERSHIP PROPOSAL -- Formation Agreement and the Partnership."

EXCHANGE OF PARTNERSHIP UNITS

     Starwood Mezzanine will have the right to tender to the Trust, and the Trust will have to accept, any or all of the Units issued (initially or after the formation of the Partnership) to Starwood Mezzanine. In exchange for each tendered Unit, the Trust will have the option to deliver either one (1) Class A Share, cash equal to the market value of the Class A Share at the time of such tender or, upon tender of multiple Units, a combination of cash and Class A Shares. The right to tender Units for Class A Shares is subject to certain limitations including a prohibition on such tender if the Trust would not qualify following such tender as a REIT. If the Trust elects to issue Class A Shares upon a tender of Units, but cannot issue such Class A Shares because of the requirements to qualify as a REIT (the "REIT Requirements"), then Starwood Mezzanine may, subject to certain limitations and restrictions, cause the Trust to effect a registered public offering of an equivalent number of Class A Shares. The proceeds of such offering would be used to purchase such tendered Units. See "PARTNERSHIP PROPOSAL -- Exchange Rights Agreement."

REGISTRATION RIGHTS

     After Starwood Mezzanine exercises the Class A Warrant for at least 2,000,000 Class A Shares, and subject to other limitations and restrictions, Starwood Mezzanine will have the right to require the Trust to register (on a demand and/or shelf basis) Class A Shares of Starwood Mezzanine acquired upon exercise of the Class A Warrant and upon an exchange of Units. Starwood Mezzanine also will have rights, subject to certain limitations and restrictions, to require the Trust to include such Class A Shares in other registrations of Class A Shares. All costs and expenses incident to such registrations (other than underwriting discounts, selling commissions and fees and expenses of counsel to Starwood Mezzanine) shall be borne by the Trust. See "PARTNERSHIP PROPOSAL -- Registration Rights."

CONFLICTS OF INTEREST

     The SAHI Nominees are Messrs. Sternlicht, Grose, Sugarman and Gorab, all of whom have substantial indirect economic interests in and are officers of Starwood Capital Group, L.P., a privately-owned real estate firm ("Starwood"). Starwood and its affiliates have substantial investments in real estate-related assets. Starwood is also the general partner of the investment partnerships comprising or which own substantially all of the beneficial interests in SAHI. Messrs. Sternlicht and Grose are also principal shareholders in SAHI, Inc., which holds various interests in real estate investments. In the event the Trust or the Partnership were to invest in debt or equity interests in properties similar to or in close proximity to properties owned by the SAHI Group, it is possible that the properties owned by the SAHI Group may compete with the properties in which the Trust has such interests in the future. In addition, the Trust and the Partnership, on the one hand, and the SAHI Group, on the other hand, may possibly compete with each other in the future with respect to the acquisition of debt and/or equity interests. None of the SAHI Group will be required to present any investment opportunities to the Trust and the Partnership or invest in any class of assets through the Trust and the Partnership.

     Mr. Sternlicht, the President and Chief Executive Officer of Starwood was not directly involved in the negotiation of the Warrants nor the formulation of the SAHI Business Plan, but rather reviewed the terms and ultimately approved the Warrants and SAHI Business Plan. Mr. Sternlicht became a trustee of the Trust after the Warrants were issued.

     During any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment). See "WARRANT PROPOSAL -- SAHI Business Plan."

     In addition, without the prior approval of Starwood Mezzanine's limited partners during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership: (i) none of SAHI, the SAHI Nominees or any of their affiliates (individually and collectively, the "SAHI Group") may receive performance or management fees from the Trust or the Partnership, including, but without limitation, trustees' fees or options or awards pursuant to the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan or the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; (ii) the Trust and the Partnership may not enter into any service agreements with the SAHI Group nor acquire (by contribution or purchase) any additional debt or equity interests from the SAHI Group; and (iii) the SAHI Nominees shall not seek to have the Trust or the Partnership incur indebtedness during any period in which the incurrence of such indebtedness would increase the amount of UBTI to be incurred by the limited partners of Starwood Mezzanine. The failure of Starwood Mezzanine's limited partners to approve an item or matter referred to in (i), (ii) or (iii) of the preceding sentence could operate to reduce the SAHI Group's incentives to allocate their or their personnel's time and efforts in furtherance of the SAHI Business Plan or may otherwise impede the growth prospects for the Trust and Partnership.

LACK OF APPRAISAL RIGHTS

     Under California law, Shareholders do not have any statutory dissenter's rights to appraisal of their Class A Shares or Class B Shares in connection with the Warrant Proposal, Trust Amendments Proposal or the Partnership Proposal.

BACKGROUND OF THE TRUST AND TRANSACTIONS WITH SAHI

     The Trust was originally formed by Angeles Corporation, a California corporation ("Angeles"), for the purpose of making various types of mortgage and other loans to entities affiliated with Angeles. In early 1993, Angeles and its affiliates began experiencing financial difficulties which caused its affiliates to default on their loans made by the Trust. In November 1993, the Trust sold such loans to an unaffiliated third party and with the proceeds of such sale and cash on hand was able to distribute $37.3 million ($14.50 per share) to the Shareholders. In November 1993, the Trust was notified that SAHI, Inc. had acquired from an affiliate of New Plan Realty Trust, in a privately negotiated transaction, all of the outstanding shares of the Trust's Class B Shares, and, from November, 1993 through February, 1994, SAHI Partners had accumulated through open market purchases 9.57% of the total outstanding shares of the Trust's Class A Shares. Subsequently, SAHI Partners made the Trust a firm offer to obtain control of the Trust. SAHI Partners and its affiliates are engaged in the business of investing in real estate assets, including hotels, office buildings, residential land developments and multi-family apartment projects. Through subsequent negotiations between the Trust and SAHI Partners, it was agreed that the Trust would issue to SAHI Partners and SAHI, Inc. warrants for the purchase of additional Class A Shares and Class B Shares. On March 15, 1994, SAHI Partners purchased from the Trust for $100,000 the Class A Warrant for the right to purchase up to 5,000,000 Class A Shares at a price of $1.00 per share, and SAHI Inc. purchased for $1,000 the Class B Warrant for the right to purchase up to 2,500,000 Class B Shares at a price of $.01 per share. The Warrants are not exercisable until they have been approved by holders of a majority of the Class A Shares and Class B Shares voting together as a single class. SAHI Partners subsequently assigned the Class A Warrant to Starwood Mezzanine. Starwood Mezzanine and SAHI, Inc. are not obligated to exercise the Warrants, either in whole or in substantial part. After acquiring the Warrants, SAHI proposed to change the investment focus of the Trust from making loans to Angeles affiliated entities to acquiring equity interests and debt positions in hotel related assets. In April, 1994, the Board of Trustees filed with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement (the "1994 Preliminary Proxy") for the purpose of obtaining the Shareholders' vote on the issuance of the Warrants and the proposed change in the investment focus of the Trust, as well as certain other matters. However, subsequent to filing of the 1994 Preliminary Proxy, in June, 1994, an affiliate of SAHI entered into an agreement providing for the reorganization and recapitalization of the hotel business conducted by another REIT. SAHI's affiliate believed the paired share structure of the other REIT represented a superior structure for a hotel-related REIT when compared to the structure of the Trust. However, SAHI's affiliate believed that the Trust's structure could still be used effectively for investments in asset classes other than hotel equities. In order to minimize any conflicts with affiliates of SAHI, and upon further analysis of the investment opportunities available to the Trust, the Board of Trustees and SAHI elected to modify the investment focus of the Trust away from acquisitions of hotel related equity interests. In May, 1995, the Board of Trustees filed a preliminary proxy statement (the "1995 Preliminary Proxy") for the purpose of obtaining the Shareholders' vote on the modified investment focus of the Trust, the issuance of the Warrants and certain other matters.

     However, such matters were not submitted to the Shareholders because the Board of Trustees believed it would be in the best interests of the Trust and the Shareholders to continue to consider alternative methods of maximizing the Shareholders' return on their investment in the Trust. Although other third parties expressed an initial interest in an investment in the Trust, no ongoing discussions took place due to the fact that SAHI Partners owned 39.72% of the voting interest of the Trust. Given that one party controlled such a large portion of the Trust, the Trust did not solicit third parties for investment because it believed such efforts would be unproductive. The only alternative to the SAHI proposal analyzed by the Board of Trustees was liquidation of the Trust.

     Based upon such analysis, SAHI has informed the Trust that upon obtaining control of the Trust through the election of SAHI-affiliated nominees to the Board of Trustees, its current proposal is for the Trust to acquire direct or indirect interests in the Diversified Portfolio. In addition, the Trust will become the sole general partner of the Partnership. Although the Trust will not be required initially to operate exclusively through the Partnership, in the event Starwood Mezzanine exercises the Class A Warrant for at least 2,000,000 Class A Shares, the Trustees shall have the right to cause the Trust to contribute substantially all of the Trust's theretofore uncontributed assets to the Partnership for additional interests in the Partnership and, following any such contribution, to cause the Trust to agree to conduct all of its real estate-related investment activities exclusively through the Partnership. See "WARRANT PROPOSAL -- SAHI Business Plan" and "PARTNERSHIP PROPOSAL." In order to carry out such intention, the current structure, purpose and investment policy of the Trust must be modified as proposed herein. See "TRUST AMENDMENTS PROPOSAL" and "PARTNERSHIP PROPOSAL."

THE PROPOSALS

     At the Annual Meeting, the Shareholders are being asked to consider and vote upon the following proposals:

     WARRANT PROPOSAL. A proposal to approve the Class A Warrant and the Class B Warrant. Since exercise of the Warrants will give SAHI control of the Trust, a vote to approve such proposal is, in essence, potentially a vote to change the Trust's investment policy and implement the SAHI Business Plan as defined and described under "WARRANT PROPOSAL--SAHI Business Plan."

     TRUST AMENDMENTS PROPOSALS. Proposals to make certain amendments to the Declaration of Trust necessary to facilitate the Trust's change of purpose and investment policy as contemplated by the SAHI Business Plan and to remove provisions or terms which apply to Angeles and its affiliates because such entities are no longer related to the Trust or involved in the Trust's activities. Such proposals include removing the Trust's obligation to endeavor to make monthly distributions of income to the Shareholders and changing or postponing the date on which the Trust is currently scheduled to terminate and distribute its assets to the Shareholders from October 16, 2004 to an indefinite later date. See "TRUST AMENDMENTS PROPOSALS."

     BOARD ELECTION PROPOSAL. A proposal to elect Barry Sternlicht, Madison Grose, Jay Sugarman, Eugene A. Gorab, J. D'Arcy Chisholm, Ronald J. Consiglio and Jack E. McDonald to the Board of Trustees. See "ELECTION OF TRUSTEES."

     PARTNERSHIP PROPOSAL. A proposal to form the Partnership of which the Trust will be the sole general partner with a 7.76% initial interest in exchange for a contribution of $400,000, in cash, and of which Starwood Mezzanine shall be the initial limited partner with a 92.24% initial interest in exchange for the contribution of the Certificates, valued by the Trust at approximately $4,757,000, in the aggregate. Starwood Mezzanine will have the right to exchange any or all of the Units issued to it (initially or after the formation of the Partnership) for Class A Shares. In addition, Starwood Mezzanine will also have the right, subject to certain limitations and restrictions, to require the Trust to register for public sale the Class A Shares issued to it upon exchange of its Units. See "PARTNERSHIP PROPOSAL."

     INCENTIVE PLAN PROPOSALS. Proposals to approve the Angeles Participating Mortgage Trust Trustees' 1996 Incentive Plan and the Angeles Participating Mortgage Trust 1996 Share Incentive Plan (collectively, the "Incentive Plans"), which plans provide for Class A Shares, options to purchase Class A Shares or share appreciation rights to be granted to trustees, officers and employees of the Trust as incentive compensation for the performance of their duties to the Trust. See "TRUSTEES' INCENTIVE PLAN PROPOSAL" and "EMPLOYEES' INCENTIVE PLAN PROPOSAL."

     AUDITORS PROPOSAL. A proposal to ratify the appointment of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ending December 31, 1996. See "RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS."

     Each of the Proposals (other than the Warrant Proposal) will not be submitted to the Shareholders unless the Proposal(s) previously submitted to the Shareholders at the Annual Meeting have been approved. The Board of Trustees has been informed by SAHI Partners that it intends to vote all of the Class A Shares and Class B Shares it owns (representing a combined 39.72% voting interest) for each of the Proposals.

REASONS FOR THE TRANSACTION; BOARD OF TRUSTEES RECOMMENDATION


     The Board of Trustees believes that the issuance of the Warrants, the amendments to the Declaration of Trust, the subsequent change of the Trust purpose and investment policy in order to implement the SAHI Business Plan, the election of the nominees as Trustees, the Partnership Proposal and the other Proposals are in the best interest of both the Trust and the Shareholders. The Board of Trustees recommends that you vote FOR approval of the Proposals. The only other alternative identified by the Board of Trustees was to liquidate the Trust and distribute its assets after the expiration of the Contingent Claims Trust. The Board of Trustees estimated that approximately $1,800,000 would be available to be distributed to the Shareholders in a liquidating dividend which would equal approximately $0.70 per Class A Share if no such contingent claims arise. The Board of Trustees concluded that issuing the Warrants and the implementation of the SAHI Business Plan, including, but without limitation, the formation and capitalization of the Partnership, provided Shareholders with a greater potential for growth of their investment and overall return than the immediate liquidation of the Trust. The Board's conclusion was based on: (a) Starwood Mezzanine's current intent to exercise the Class A Warrant for at least 2,000,000 Shares which will provide an infusion of capital to the Trust; (b) the change in the stated purpose of the Trust to allow the Trust to broaden its investment options; and (c) the experience and track record of SAHI in making real-estate related investments in debt and equity. The Board of Trustees also considered that Shareholders who desire to liquidate their investment could do so by selling their Class A Shares on the American Stock Exchange (the "AMEX"). In making its recommendation, the Board of Trustees also considered (i) the opinion of the Financial Advisor that the terms and provisions of the Warrants are fair, from a financial point of view, to the Trust and its Shareholders, and
(ii) the Shareholders' Agreement entered into between the Trust, SAHI Partners and SAHI, Inc. which contain certain provisions designed to protect Shareholders not affiliated with SAHI.

FAIRNESS OPINION WITH RESPECT TO THE WARRANTS


     The Trust retained the services of an independent financial advisor, the investment banking firm of Chanin Capital Partners, Inc., a California corporation (the "Financial Advisor"), to analyze the fairness of the terms and provisions of the Warrants. The Trust selected the Financial Advisor because of its experience in the valuation of businesses and their securities in connection with various types of transactions. The Financial Advisor did not recommend the consideration to be paid pursuant to the Warrants, but rather examined the fairness of the terms and provisions of the Warrants (which were negotiated between the Trust and SAHI Partners with respect to the Class A Warrant and between the Trust and SAHI, Inc. with respect to the Class B Warrant), from a financial point of view. The Financial Advisor utilized various methods of valuing warrants in attempting to determine the fairness of the terms and provisions of the Warrants, including the Black-Scholes Option Pricing Model. Because the time period for exercise of the Warrants is short in comparison to most warrants, the values produced by these various analytical methods (including the Black-Scholes method) were negligible. The fairness opinion of the Financial Advisor is limited to the fairness of the terms and provisions of the Warrants and does not extend to the fairness of the overall transaction with SAHI. The scope of the review conducted by the Financial Advisor is included in the text of the fairness opinion attached hereto as Exhibit B. In consideration of its services with respect to its fairness opinion in connection with the 1995 Proxy Statement, the Financial Advisor received $40,000 in fees and has been reimbursed for its reasonable out-of-pocket expenses. In consideration of its services with respect to the fairness opinion contained herein, the Trust has agreed to pay the Financial Advisor $20,000. The Trust has agreed to indemnify the Financial Advisor against certain liabilities and expenses in connection with its services. An affiliate of the Financial Advisor, Chanin and Company, served as a financial advisor to the Trust during the Trust's negotiations with Angeles related to certain defaults under the Trust Loans made to subsidiaries of Angeles (the "Restructuring"). Such role included providing valuation and other related financial advice to the Trust and its Board of Trustees during such negotiations, as well as recommending certain actions taken by the Trust, including the ultimate sale of the remaining Trust Loans to New Plan Realty Trust pursuant to the Joint Marketing Agreement as described under "PROXY STATEMENT SUMMARY -- Background of the Trust and Transactions With SAHI." As compensation for its services in the Restructuring, Chanin and Company received aggregate fees and reimbursement for expenses of $247,450.

ANNUAL MEETING AND VOTING

     Shareholders of record as of the close of business on May 30, 1996 are entitled to receive notice of and to vote at the Annual Meeting. As of May 30, 1996, there were 2,550,000 Class A Shares and 1,275,000 Class B Shares issued and outstanding. The presence of a majority of such shares, either in person or by proxy, shall constitute a quorum at the Annual Meeting.

     As of May 30, 1996, SAHI Partners had the right to vote an aggregate of 1,519,100 Class A Shares and Class B Shares, representing 39.72% of the total voting interest held by Class A Shares and Class B Shares outstanding on such date. SAHI Partners has indicated that it intends to vote all of Class A Shares and Class B Shares held by it for approval of each of the Proposals. J. D'Arcy Chisholm, Ronald Consiglio and Ann Merquerian (a Vice President of the Trust) who own 773, 5,500 and 10,000 Class A Shares, respectively, have indicated that they intend to vote all of their Class A Shares for approval of each of the Proposals.

     Accompanying this Proxy Statement is a proxy card that may be used to indicate a Shareholder's vote on the Proposals. If no vote is indicated on such a proxy, the Class A Shares or Class B Shares will be voted for all the Proposals. Any Shareholder who casts a vote by proxy may revoke it at any time by giving written notice to the Secretary of the Trust expressly revoking the proxy, by signing and forwarding to the Trust a later dated proxy, or by attending the annual meeting and personally voting the shares owned of record by such Shareholder.

     Cumulative voting for the election of trustees is available to the Shareholders by the procedures set forth under "ANNUAL MEETING AND VOTING." In voting upon any matter at the Annual Meeting, each Shareholder is entitled to one vote for each Class A Share or Class B Share registered in the Shareholder's name on the record date. Class A Shares and Class B Shares shall be voted together as a single class, with a majority vote required for approval and ratification of each matter.

                            SELECTED FINANCIAL DATA

                (IN THOUSANDS, EXCEPT PER SHARE AND RATIO DATA)

                                               For the years ended December 31,
                                        ----------------------------------------------
                                         1995     1994      1993      1992      1991
                                        ------   -------   -------   -------   -------
STATEMENT OF OPERATIONS DATA:
 Revenue(1)...........................  $  148   $   296    $2,185   $ 5,237   $ 5,448
 Gain from sale
  of mortgages(2).....................       0         0     2,545         0         0
 Costs and expenses(3)................     283       626       982     5,783       642
                                        ------   -------   -------   -------   -------
 Net income (loss)....................  $ (135)  $  (330)   $3,748   $  (546)  $ 4,806
                                        ======   =======   =======   =======   =======
 Net income (loss) --                   $(0.05)  $ (0.13)    $1.45   $ (0.21)  $  1.87
  per Class A (Share)(4)..............
 Total cash distributions.............       0         0    38,639     5,162     5,162
 Cash distributions --                      --        --    $15.01   $  2.00   $  2.00
  per Class A Share(5)................

OTHER DATA:
 Ratio of Earnings to Fixed Charges...    0.65(6)   1.23        (7)     7.42      7.57
 Net Cash Provided by                     (184)     (397)    2,531     4,857     5,189
  Operating Activities................

BALANCE SHEET DATA:
 Cash and Cash Equivalents............  $  863   $   872    $2,539   $   111   $    61
 Net Increase (Decrease) in Cash and        (9)   (1,667)    2,428        50        60
  Cash Equivalents....................
 Total assets.........................   2,194     2,372     2,680    39,909    44,824
 Shareholders' equity.................   2,155     2,116     2,519    37,410    43,118
 Total Liabilities....................      39        82       161     2,499     1,706
- ------------------

(1) Revenue, primarily interest income, declined in 1995 and 1994 as compared to 1993 and prior years due to the sale of the Trust's portfolio in 1993.
(2) During 1993, the Trust sold its entire portfolio consisting of four mortgage loans resulting in proceeds in excess of carrying values and obligations of $2,545,000.
(3) Includes a write-down for in-substance foreclosed property of $5,000,000 in 1992.
(4) The net income per Class A Share was based upon 2,550,000 weighted average shares outstanding during each of the five years in the period ended December 31, 1995, after deduction of the 1% Class B Shares' interest.
(5) Includes a $14.50 per Class A Share distribution paid in December 1993 as a result of selling the Trust's remaining three Trust Loans.

(6) 1995 earnings were inadequate to cover fixed charges. The dollar amount of the coverage deficiency in 1995 was $81,000.
(7) Due to the events occurring in 1993 with respect to the business operations of the Trust, a detailed breakdown of the Trust's 1993 expenses cannot be determined without an impracticable amount of time and expense.
    Accordingly, the ratio of earnings to fixed charges for 1993 was not readily determinable. See "Background of the Trust and Transactions with SAHI."

                                  RISK FACTORS

     The statements contained in this Proxy Statement that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. A number of important factors could cause the Trust's actual results for 1996 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Trust. These factors include, without limitation, the factors listed below. The Proposals present a number of risk factors and voting considerations that Shareholders should carefully consider prior to voting, including the following:

     LIQUIDATING DISTRIBUTIONS MAY BE HIGHER THAN TRADING PRICES OF SHARES. For a substantial period of time, the Shares had been trading at prices below the amount per share the Shareholders would receive upon liquidation. Only recently has the trading price of the shares been above the liquidation value.
Therefore, there is a risk that the Shares will trade at prices below the amount of money Shareholders would receive through liquidating distributions of the Trust. By implementing the SAHI Business Plan, Shareholders will not be receiving a liquidating distribution from the Trust, which amount per share may be higher than the trading price of a Class A Share.

     ELIMINATION OF PRIORITY RETURN TO SHAREHOLDERS. One of the proposals to amend the Trust's Declaration of Trust, if approved, will eliminate the right of Class A Shareholders to receive a priority return before the Trust's former advisor is paid a fee because such advisor is no longer providing services to the Trust. However, the Declaration of Trust does not require that any subsequent advisory agreements entered into by the Trust contain any such priority return and SAHI contemplates that any such subsequent advisory agreement entered into while the Trust is under its control would not necessarily include a priority return. Therefore, any future Advisor, who may be affiliated with SAHI (subject to the Shareholders Agreement), may absorb a significant amount of the Trust's cash flow.

     CHANGE OF CONTROL AND DILUTION OF SHAREHOLDERS. Upon exercise of the Warrants, SAHI Partners, Starwood Mezzanine and SAHI, Inc. will increase their combined voting interests in the Trust from 39.72% to 79.64% (and to 87.52% in the event that Starwood Mezzanine were to exchange all of its limited partnership interests in the Partnership for Class A Shares). Upon exercise of the Warrants, the Shareholders not affiliated with SAHI will have their voting interests reduced from 60.28% to 20.36% (and to 12.48% in the event that Starwood Mezzanine were to exchange all of its limited partnership interests in the Partnership for Class A Shares) and, therefore, their ability to influence decisions regarding the operations and policies of the Trust will be substantially reduced. In addition, upon the exercise of the Warrants, the Shareholders not affiliated with SAHI will have their percentage ownership interest in the Class A Shares reduced from 90.43% to 30.23% (and to 18.53% in the event that Starwood Mezzanine were to exchange all of its limited partnership interests in the Partnership for Class A Shares). Starwood Mezzanine is not required to exercise the Class A Warrant (in whole or in substantial part). Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise its Class A Warrant for at least 2,000,000 Class A Shares.

     CONFLICTS OF INTEREST. The SAHI Nominees have substantial indirect economic interests in and are officers of Starwood. Starwood and its affiliates have substantial investments in real estate-related assets and debt secured by real estate assets. Starwood is also the general partner of the investment partnerships comprising or which own substantially all of the beneficial interests in SAHI. Messrs. Sternlicht and Grose are also principal shareholders in SAHI, Inc., which holds various interests in real estate investments. In the event the Trust or the Partnership were to invest in debt or equity interests in properties similar to or in close proximity to properties owned by the SAHI Group, it is possible that the properties owned by the SAHI Group may compete with the properties in which the Trust and the Partnership has such interests in the future. In addition, the Trust and the Partnership, on the one hand, and the SAHI Group, on the other hand, may possibly compete with each other in the future with respect to the acquisition of debt and/or equity interests. None of the SAHI Group will be required to present any investment opportunities to the Trust or the Partnership or invest in any class of assets through the Trust or the Partnership. Mr. Consiglio is the Chief Executive Officer, a Trustee and Chairman of Angeles Mortgage Investment Trust ("AMIT"). AMIT currently has investments in various types of intermediate-term loans secured by real estate, and contemplates making similar type loans and other types of real estate investments in the future. Therefore, the Trust and Mr. Consiglio may have conflicts similar to those set forth above with respect to the SAHI Group. In addition, like the SAHI Group, Mr. Consiglio will not be required to present any investment opportunities to the Trust and the Partnership or invest in any type of assets through the Trust and the Partnership.

     During any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or are acquired pursuant to the exercise of remedial rights with respect to, a debt investment). See "WARRANT PROPOSAL -- SAHI Business Plan."

     In addition, without the prior approval of Starwood Mezzanine's limited partners, during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership: (i) none of the SAHI Group may receive performance or management fees from the Trust or the Partnership, including, but without limitation, trustees' fees or options or awards pursuant to the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan or the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; (ii) the Trust and the Partnership may not enter into any service agreements with the SAHI Group nor acquire (by contribution or purchase) any additional debt or equity interests from the SAHI Group; and (iii) the SAHI Nominees shall not seek to have the Trust or the Partnership incur indebtedness during any period in which the incurrence of such indebtedness would increase the amount of UBTI to be incurred by the limited partners of Starwood Mezzanine. The failure of Starwood Mezzanine's limited partners to approve an item or matter referred to in (i),
(ii) or (iii) of the preceding sentence could operate to reduce the SAHI Group's incentives to allocate their or their personnel's time and efforts in furtherance of the SAHI Business Plan or may otherwise impede the growth prospects for the Trust and Partnership.

     LIMITED PROTECTION TO NON-SAHI SHAREHOLDERS. Because the term of the Shareholders Agreement is three years, and given that the term of the Trust, as amended, will be indefinite, the Shareholders Agreement provides limited protection for Shareholders not affiliated with SAHI.

     FAILURE OF STARWOOD MEZZANINE TO EXERCISE ITS WARRANT. The exercise of the Class A Warrant by Starwood Mezzanine and the formation and capitalization of the Partnership will provide the additional capital necessary to implement the SAHI Business Plan. However, Starwood Mezzanine is not required to exercise the Class A Warrant (either in whole or in substantial part). Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise its Class A Warrant for at least 2,000,000 Class A Shares. In the event Starwood Mezzanine does not exercise its Class A Warrant (either in whole or in substantial part), or in the event that the Partnership is not formed and capitalized on the basis set forth herein, and the Trust is unable to locate alternative sources of capital, it is likely that the Trust will be unable to implement the SAHI Business Plan (or any other business plan consistent with the change in investment policy proposed herein). There can be no assurance that the Trust can locate such alternative sources of capital. If the SAHI Business Plan (or such other business plan) is not implemented, the Trust will be forced to look for alternative transactions or to liquidate the Trust and, upon expiration of the Contingent Claims Trust on December 31, 1996, to distribute the proceeds thereof.

     POSSIBLE FUTURE DILUTION. The Board of Trustees has the authority to authorize and issue additional shares of the Trust. Such shares may be offered to SAHI or other parties in capital raising transactions on behalf of the Trust and for any other corporate purpose, including the purchase of additional properties or debt interests and the investment in, or acquisition of, interests in other entities, including other REITs or limited partnerships whose assets consist of investments suitable for the Trust. Such transactions may result in dilution of then-current Shareholders' interests in the Trust. In addition, the Trust is seeking the Shareholders' approval of the Incentive Plans pursuant to which directors, officers and other employees of the Trust may be granted restricted Class A Share options to acquire Class A Shares and share appreciation rights. The exercise of any such options will have a dilutive effect on the then-current Shareholders. See "TRUSTEES' INCENTIVE PLAN PROPOSAL" and "EMPLOYEES' INCENTIVE PLAN PROPOSAL."

     UNSPECIFIED INVESTMENTS. At the present time, the Trust has not committed to acquire or invest in any specific properties or loans other than the Certificates. No assurance can be given at the present time as to any such specific properties or loans other than the Certificates. Accordingly, the Shareholders must rely entirely on the judgment of the Board of Trustees in investing the assets of the Trust and will be unable to evaluate, in advance, the selection of properties and loans to be acquired by the Trust.

Thus, no assurance can be given that the Trust will be successful in obtaining suitable investments or that, if investments are made, the objectives of the Trust will be realized.

     CHANGES IN POLICIES. The investment and financing policies of the Trust and its policies with respect to all other activities, including its growth, debt, capitalization, dividends and operating policies, will be determined by the Board of Trustees. Although the Board of Trustees has no present intention to do so, these policies may be amended or revised at any time and from time to time at the discretion of the Board of Trustees, without a vote of the Shareholders. See "WARRANT PROPOSAL -- SAHI Business Plan." A change in these policies could adversely affect the Trust's financial condition or results of operations or the market price of the Class A Shares or Class B Shares.

     CHANGE OF INCOME DISTRIBUTION POLICY. If the Proposals are approved, the Trust's obligation, under the Declaration of Trust, to endeavor to make monthly cash distributions will be eliminated and the Trust will only be required to make distributions necessary to maintain its qualification as a REIT. Additionally, a greater portion of the Trust's income will be reinvested in other investments by the Trust.

     REMOVAL OF LIMITED TERM RESTRICTION. The currently scheduled date of October 16, 2004 (or December 31, 2020 if extended by the Shareholders) for the liquidation of the Trust's assets and distribution of such assets to the Shareholders will be removed. Removal of the limited term restriction could have the following effects:

          (i) For a substantial period of time, the Shares had been trading at prices below the amount per share the Shareholders would receive upon liquidation. Only recently has the trading price of the Shares been above the estimated liquidation value. Therefore, there is a risk that the Shares will trade at prices below the amount of money Shareholders would receive through liquidating distributions of the Trust. The Trustees will not be required to liquidate the Trust's assets by a specific date. Accordingly, any Shareholder seeking to liquidate his, her or its investment in the Trust will be required to do so through a sale of such holder's securities in the securities market. According to the AMEX monthly market statistics, the aggregate monthly share volume for the Class A Shares for March and April 1996 was 24,500 and 36,900, respectively. The Trustees are unable to predict with any degree of certainty the trading prices or trading volume of the Class A Shares if the limited term restriction is removed, as such prices and volume will be determined in the securities trading markets and will be influenced by many factors, including general economic and market conditions.

          (ii) Removal of the limited term restriction will increase the amount of the Shareholders' investment in the Trust which remains at risk and lengthens the time period of such risk.

          (iii) Removal of the limited term restriction may result in the payment of salaries, expenses and other compensation to the Trustee and officers and employees of the Trust beyond the currently scheduled liquidation date of October 16, 2004. Such payments will be made regardless of whether any distributions are made to Shareholders, and the amount of such payments, in the aggregate, may be substantial.

          (iv) Removal of the limited term restriction will create a potential conflict of interest for the Trustees insofar as such conversion presents the potential for the seven (7) Trustees who have been nominated for election or reelection as Trustees at the Annual Meeting, or their successors to continue as Trustees beyond the currently scheduled liquidation date of October 16, 2004.

     REAL ESTATE INVESTMENT RISKS. If the Proposals are approved by the Shareholders, SAHI's current intention is for the Trust to change its investment policy. The proposed changes in the Trust's investment policy are described under "PROXY STATEMENT SUMMARY -- Changes in the Business Plan" and

"WARRANT PROPOSAL -- SAHI Business Plan." The investments which SAHI contemplates for the Trust involve various risks generally incident to the ownership of debt and/or equity interests in real property. Some of the risks generally incident to the ownership of debt and/or equity interests in real property are as follows:

          (i) Investments in real estate or debt interests secured by real estate typically involve a high level of risk. One of the risks of investing in debt or equity in interests in real estate is the possibility that the properties acquired by the Trust will not generate income sufficient to meet operating expenses and/or debt service or will generate income and capital appreciation, if any, at rates lower than those anticipated or available through investment in comparable real estate or other investments. Income from properties and yields from investments in properties may be affected by many factors, including the type of property involved, the form of investment, conditions in financial markets, over-building, a reduction in rental income as the result of the inability to maintain occupancy levels, adverse changes in applicable tax laws, changes in general economic conditions, adverse local conditions (such as changes in real estate zoning laws that may reduce the desirability of real estate in the area) and acts of God, such as earthquakes or floods. Some or all of the foregoing conditions may affect the debt and/or equity interests in properties acquired by the Trust.

          (ii) Equity real estate investments are relatively illiquid. Such illiquidity will tend to limit the ability of the Trust to vary its portfolio promptly in response to changes in economic or other conditions. In addition, federal income tax provisions applicable to REITs limit the Trust's ability to sell properties held for fewer than four years, which may affect the Trust's ability to sell properties at a time which would be in the best interests of the Shareholders.

          (iii) The properties acquired by the Trust or which collateralize the Trust's debt investments will be subject to all operating risks common to real estate developments in general, any or all of which may adversely affect occupancy or rental rates. In addition, increases in operating costs due to inflation and other factors may not necessarily be offset by increased rents or other revenues. If operating expenses increase, the local markets for properties may limit the extent to which rents or other revenues may be increased to meet increased expenses or debt service payments without decreasing occupancy rates. If any of the above occur, the Trust's ability to make expected distributions to Shareholders could be adversely affected.

          (iv) The number of competitive properties in a particular area could have a material effect on both the ability to lease space at the acquired properties or at properties which collateralize the Trust's debt investments and the rents charged or other revenues to be received. Properties collateralizing the Trust's debt investment or owned by the Trust may be competing with those owned by owners that have greater resources than the Trust.

          (v) The Trust will seek to maintain or to require to be maintained comprehensive liability, fire and extended coverage insurance of the type and in the amount customarily obtained for similar properties. There are, however, certain types of losses (generally of a catastrophic nature, such as earthquakes, floods and wars) that either may be uninsurable or not economically insurable. Should an uninsurable loss occur, the Trust could lose both its invested capital and anticipated future revenues related to its equity or debt investment in the affected property, and would continue to be obligated on any indebtedness or other obligations related to the affected property. Any such loss could adversely affect the Trust.

          (vi) Under various federal, state and local environmental laws, ordinances and regulations, an owner or operator of real estate may become liable for the costs of removal or remediation of certain hazardous substances released on or in its property (including, without limitation, a secured lender that succeeds to ownership or control of a property). Such laws typically impose cleanup responsibility and liability without regard to whether the owner or control party knew of or was responsible for the presence of the contaminants. The costs of investigation, remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to properly remediate such property, may adversely affect the owner's or control party's ability to sell or rent or otherwise to receive revenues from such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances also may be liable for the costs of removal or remediation of such substances at the disposal or treatment facility, whether or not such facility is owned or operated by such person. Finally, the owner or control party of a site may be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from a site.

     RISKS OF LEVERAGE. The Trust currently has no outstanding debt. The Board of Trustees has the discretion to permit the Trust to incur bank or other debt or to issue corporate debt securities in public or private offerings and secure any such debt with the investments of the Trust subject to the limitations imposed by Starwood Mezzanine's limited partners described under "RISK FACTORS
- -- Conflicts of Interest." There can be no assurances that the Trust, upon the incurrence of debt, will be able to meet its debt service obligations and, to the extent that it cannot, the Trust risks the loss of some or all of its assets to foreclosure. In addition, the fact that the Trust must distribute 95% of its taxable income in order to maintain its qualification as a REIT will limit the ability of the Trust to rely upon income or cash flow from operations to repay its debt or to finance new acquisitions or to originate or acquire additional debt investments. As a result, further acquisitions of additional equity or the origination or acquisition of additional debt investments might be curtailed or cash available for distribution to the Shareholders might be adversely affected. Further, adverse economic conditions could result in higher interest rates which could increase debt service requirements on floating rate debt and could reduce the amounts available for distribution to Shareholders. The Trust may obtain one or more forms of interest rate protection (e.g., swap agreements or collars) to hedge against the possible adverse effects of interest rate fluctuations. Adverse economic conditions could cause the terms on which borrowings become available to be unfavorable. In such circumstances, if the Trust is in need of capital to repay indebtedness in accordance with its terms or otherwise, it could be required to liquidate one or more investments in properties at times which may not permit realization of the maximum return on such investments.

     LIMITED REPRESENTATIONS AND WARRANTIES AND LACK OF OPERATING HISTORIES.
The SAHI Business Plan's focus will be to acquire direct or indirect interests in the Diversified Portfolio. This strategy may entail acquiring equity or debt interests from distressed sellers and/or equity or debt interests in properties with peculiar operating problems. As a result, the Trust may acquire assets or debt secured by assets without traditional representations from the sellers. Similarly, financial statements for the assets may not be available to the Trust. Without such representations or financial statements, the Trust will increase its exposure to unknown or unanticipated liabilities and losses relating to the distressed assets.

     TAX LIMITATIONS ON CLOSELY HELD REITS. The Trust has historically operated as a REIT and maintained its qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust intends to operate so as to qualify as a REIT under the Code. Although the Trustees believe that the Trust will operate in such a manner, no assurance can be given that the Trust will qualify or remain qualified as a REIT. Qualification as a REIT involves the application of highly complex Code provisions for which there are only limited judicial and administrative interpretations. The determination of various factual matters and circumstances not entirely within the Trust's control may affect the Trust's ability to qualify as a REIT. If in any taxable year the Trust were to fail to qualify as a REIT, it would be taxed as a corporation and distributions to Shareholders would not be deductible by the Trust in computing its taxable income. Failure to qualify for even one taxable year could result in the Trust incurring indebtedness (to the extent that borrowings are feasible and permitted by limitations relating to the indebtedness of the Trust) or liquidating investments should the Trust not have sufficient funds to pay the resulting federal income tax liabilities, and the Trust would be disqualified from taxation as a REIT for the next four taxable years. As a result, the funds available for distribution to the Shareholders would be reduced for each of the years involved. In addition, distributions would no longer be required to be paid. To the extent the distributions to Shareholders would have been paid in anticipation of the Trust's qualifications as a REIT, the Trust might be required to borrow funds or to liquidate certain of its investments to pay the applicable tax. Although the Trust currently intends to operate in a manner designed to qualify as a REIT, it is possible that future economic, market, legal, tax or other considerations may cause the Trustees to revoke the REIT election.

     Additionally, the Code requires that REITs not be closely held entities.
An entity is closely held if more than 50% in value of the outstanding shares is held directly or indirectly by or for five or fewer individuals at any time during the last half of the taxable year. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, is considered to be owned proportionately by its shareholders, partners or beneficiaries for purposes of
determining whether a REIT is closely held.   If a person holds an option (e.g.,
a warrant) to acquire shares, the shares are considered to be owned by that person. The Trust currently believes that after approval and exercise of the Warrants it will not be considered closely held based on representations received from a controlling affiliate of SAHI regarding SAHI's ultimate beneficial ownership. However, based upon those representations, the Trust may become a "pension-held REIT", the effect of which would be to cause dividends paid or deemed paid to any qualified pension plan holding 10% or more (by value) of the Trust's shares in any year to be recharacterized as UBTI if UBTI comprises more than 5% of the Trust's net taxable income for such year. Concentration of ownership of Warrants and Shares in SAHI may also lead the Trust to inadvertently lease any real estate it acquires to tenants in which the Trust is deemed to have a 10% or greater ownership or voting interest, which would thereby disqualify any rental income from such properties from being treated as "rents from real property" for purposes of the REIT income qualification test. See "WARRANT PROPOSAL -- Federal Income Tax Considerations of Warrant Proposal."


                       LACK OF INDEPENDENT REPRESENTATION

     The Board of Trustees has not retained an independent representative or representatives to act on behalf of the Shareholders in connection with the Proposals. No group of Shareholders was empowered to negotiate the terms and conditions of the transactions relating to the Proposals or to determine what procedures should be in place to safeguard the rights and interests of the Shareholders. In addition, no investment banker, attorney, financial consultant or expert was engaged to represent the interests of the Shareholders. On the contrary, the Board of Trustees have been the parties responsible for structuring all such terms and conditions. If an independent representative or representatives had been retained for the Shareholders, the terms and conditions of the transactions relating to the Proposals might have been different, and possibly more favorable to the Shareholders.

     The Board of Trustees, prior to determining the structure of the terms and conditions of the transactions relating to the Proposals, consulted with legal counsel and the Financial Advisor. These deliberations were critical to the structuring of the Proposals and, though the advice and counsel of such advisors were not binding upon the Board of Trustees, affected the manner in which the transactions relating to the Proposals were structured. With respect to the Warrant Proposal, the Financial Advisor concluded that such proposal is fair to the Trust from a financial point of view. Because the Board of Trustees fully analyzed the Proposals and exercised its business judgment in determining whether the Proposals were in the best interests of the Trust and the Shareholders, it did not believe it was necessary to engage an independent representative to represent the interests of the Shareholders. See "WARRANT PROPOSAL -- Opinion of Independent Financial Advisor."

                           ANNUAL MEETING AND VOTING

     Only holders of record of the Class A Shares and Class B Shares at the close of business on May 30, 1996 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or at any postponement or adjournment thereof. On the Record Date, the issued and outstanding shares of the Trust were 2,550,000 Class A Shares and 1,275,000 Class B Shares. The presence, either in person or by proxy, of the holders of a majority of the outstanding Class A Shares and Class B Shares counted together as a single class on the Record Date is necessary to constitute a quorum at the Annual
Meeting.

     Class A Shares and Class B Shares represented by a proxy in the accompanying form, if such proxy is properly executed and is received by the Trust prior to voting at the Annual Meeting, will be voted in the manner specified on the proxy. If no such specification is made, the Class A Shares and Class B Shares will be voted FOR the Proposals as described herein and as recommended by the Board of Trustees with regard to all other matters in its discretion. Any Shareholder of the Trust who casts a vote by proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Trust expressly revoking the proxy, by signing and forwarding to the Trust a later dated proxy, or by attending the Annual Meeting and personally voting the Class A Shares or Class B Shares owned of record by such Shareholder.

     If, prior to voting for the election of trustees, any Shareholder of record of Class A Shares or Class B Shares gives notice at the Annual Meeting of such Shareholder's intention to cumulate votes, then such Shareholder is entitled to cast a number of votes equal to the number of such Class A Shares or Class B Shares registered in the Shareholder's name on the record date multiplied by the number of Trustees to be elected. The Shareholder may cumulate such votes for trustees by casting all such votes for one candidate or by distributing the votes to which such Shareholder is entitled among as many candidates as the Shareholder chooses. Discretionary authority to cumulate votes is being solicited by this Proxy Statement such that the proxy holders named in the accompanying proxy card may allocate the cumulated votes for which they have been given proxies among the nominees in such proportions as they deem advisable.

     In voting upon any matter which may come before the Annual Meeting, each Shareholder is entitled to one vote for each Class A Share or Class B Share registered in the Shareholder's name on the record date. All Shareholders of both Class A Shares and Class B Shares shall vote together as a single class, with a majority vote of the outstanding Class A Shares and Class B Shares required for approval and ratification of each matter.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the Shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The Trust will pay the cost of soliciting proxies from its Shareholders.
In addition to solicitation by mail, certain trustees, officers and regular employees of the Trust may solicit the return of proxies by telephone, facsimile, personal interview or otherwise without additional remuneration. The Trust will also reimburse brokerage firms and other persons representing the beneficial owners of Class A Shares for their reasonable expenses in forwarding proxy solicitation material to such beneficial owners in accordance with the proxy solicitation rules and regulations of the Securities Exchange Commission (the "SEC") and AMEX on which the Class A Shares are traded under the symbol "APT."

             BACKGROUND OF THE TRUST AND THE TRANSACTIONS WITH SAHI

     The Trust is a California business trust which qualifies as a REIT for Federal income tax purposes. The Trust was formed in April 1988. The Trust's capital structure consists of Class A Shares and Class B Shares. Presently, there are 2,550,000 Class A Shares outstanding and 1,275,000 Class B Shares (which can be converted into 26,020 Class A Shares). All of the Class B Shares are owned by SAHI Partners. The currently outstanding Class B Shares are entitled to a 1% equity interest and a 33 1/3% voting interest in the Trust. Each of the Class A Shares and Class B Shares is entitled to one vote per share.

     The Trust was formed by Angeles for the purpose of making and acquiring various types of mortgage and other loans (the "Trust Loans") which were originally intended to be made principally to affiliated entities (the "Affiliated Borrowers") of Angeles Funding Corporation, a California corporation ("AFC"). AFC, who previously owned all of the Class B Shares, performed the functions of the Advisor of the Trust to whom the Trustees delegated certain management duties relating to the Trust and its assets. AFC is a wholly-owned subsidiary of Angeles. The Trust's objectives were to invest in Trust Loans which would (i) provide holders of the Class A Shares with monthly cash distributions sufficient to yield at least $2.00 per annum per Class A Share (as noted below, this objective is not currently being realized and was not realized in 1993, 1994 or 1995), (ii) maximize cash distributions over the life of the Trust through (a) mortgage and other loans that allow the Trust to share in the economic benefits of the properties securing such loans and (b) receipt of loan fees, commitments fees and other compensation from subsidiaries of Factory Merchant Malls, a California corporation and which was a wholly-owned subsidiary of Angeles ("FMM") or other Affiliated Borrowers, (iii) preserve and protect the capital of the Trust, and (iv) provide the potential for liquidity to the extent of trading activity in Class A Shares on the AMEX.

     At the beginning of 1993, the Trust's principal assets consisted of four outstanding Trust Loans, all of which had been made to wholly-owned subsidiaries of FMM. The FMM subsidiaries owned and operated factory outlet malls that consisted of retail stores operated by a diversified group of nationally recognized manufacturers who sell their first-quality goods at discount prices by eliminating the middlemen. The FMM subsidiaries had outstanding Trust Loans with respect to four factory outlet malls located in Barstow, California, Branson, Missouri, Osage Beach, Missouri (the "Osage Beach Property") and Fort Chiswell, Virginia. The Osage Beach Property was sold by FMM in February 1993 and the loan was repaid resulting in net cash to the Trust of approximately $14.9 million.

     In connection with the Trust Loans, Angeles had guaranteed that through October 6, 1993, the Trust's Net Cash on a cumulative basis would be sufficient to provide Class A Shareholders with a minimum annual distribution of $2.00 per Class A Share (the "Guaranty"). In February 1993, Angeles notified the Trust that it was unable to satisfy the Guaranty due to liquidity problems. Beginning in March 1993, the FMM subsidiaries failed to meet their remaining debt obligations under their respective Trust Loans.

     As a result of Angeles' financial problems and its inability to pay debt service on the remaining three Trust Loans, the Trust suspended its monthly dividend policy after the payment of the April dividend. A significant portion of the funds used to pay the dividend paid in March 1993 and all of the funds used to pay the dividend paid in April 1993 represented a return of a portion of the proceeds received from the repayment of the Trust Loan with respect to the Osage Beach Property. Subsequently, in May 1993, Angeles filed for protection under Chapter 11 of the federal bankruptcy laws.

     In September 1993, the Trust entered into a Joint Marketing Agreement (the "Joint Marketing Agreement") with the Official Unsecured Creditors' Committee of Angeles (the "Creditor's Committee"). The Joint Marketing Agreement, to which Angeles was not a party, set forth procedures for the Creditor's Committee and the Trust to solicit bids for the purchase of FMM or substantially all of its assets and the Trust's mortgages secured by FMM's assets. That process resulted in a November 1993 sale, which included the Trust's three remaining Trust Loans, to New Plan Realty Trust, a real estate investment trust listed on the New York Stock Exchange (the "NYSE") and not affiliated with Angeles or the Trust. The Trust realized approximately $26.1 million from the sale of the three Trust Loans. Angeles, as part of this transaction, also sold its equity in FMM to the New Plan Realty Trust. In conjunction with the sale of the remaining Trust Loans, the Trust granted a full release to Angeles, its subsidiaries and its affiliates from all obligations and claims relating to and further released Angeles from the Guaranty.

     Assets of the Trust prior to the sale of the three Trust Loans, consisted of $14 million in cash and $24.5 million of Trust Loans. After the sale of the Trust Loans for $26.1 million in November 1993, the Trust distributed $37.3 million to its Shareholders or $14.50 per share. Shareholders who purchased their Class A Shares through the initial public offering in July 1988 at $20.00 per Class A Share had, through November 1993, received total cash distributions of $23.89 per share or 19.5% over their original investment, representing an annual internal rate of return of 4.21% before taxes. After the distribution, the Trust had approximately $2.5 million in assets consisting primarily of cash.

     Also in November 1993, the Trust was notified that SAHI, Inc. acquired all of the Trust's 1,275,000 outstanding Class B Shares from New Plan Factory Malls, Inc. an affiliate of New Plan Realty Trust. After an informal discussion (which was initiated by Mr. Barry S. Sternlicht) between Mr. Ronald J. Consiglio, the Chief Executive Officer and Trustee of the Trust and Mr. Sternlicht, the President and Chief Executive Officer of Starwood in December 1993, Starwood, in January 1994, made a formal proposal to acquire control of the Trust. Mr. Sternlicht was not a Trustee of the Trust at that time. By February 1994, SAHI Partners had accumulated 244,100 Class A Shares or 9.57% of the total outstanding Class A Shares of the Trust through open market purchases. After taking into account the November 1993 distribution to Shareholders, the prices SAHI Partners paid on the open market for Class A Shares was $1.00 per share or less.

     On February 9, 1994, the Trust announced that it had reached an oral agreement in principle with SAHI Partners for the sale of the Class A Warrant. Pursuant to the Declaration of Trust and in order for the Class B Shares' voting interest to be maintained after the exercise of the Class A Warrant, the Trust agreed to issue to SAHI, Inc. the Class B Warrant. On March 15, 1994, SAHI Partners purchased the Class A Warrant for $100,000, which amount will be applied against the purchase price for the first Class A Shares purchased pursuant to the Class A Warrant. Also on March 15, 1994, SAHI, Inc.

purchased the Class B Warrant for $1,000, which amount will be applied against the purchase price for the first Class B Shares purchased pursuant to the Class B Warrant. Mr. Sternlicht, the President and Chief Executive Officer of Starwood was not directly involved in the negotiation of the Warrants nor the formulation of the SAHI Business Plan, but rather reviewed the terms and ultimately approved the Warrants and SAHI Business Plan. Mr. Sternlicht became a Trustee of the Trust after the Warrants were issued. The Warrants will not be exercisable unless and until the issuance of the Warrants and the issuance of the Class A Shares and Class B Shares issuable upon the exercise thereof have been approved by holders of a majority of the Class A Shares and Class B Shares voting together as a single class.

     On March 21, 1994, SAHI Partners, with funds from capital contributions from its partners, purchased from SAHI, Inc. the 1,275,000 Class B Shares owned by SAHI, Inc. for an aggregate purchase price equal to SAHI, Inc.'s original cost basis in the Class B Shares. As of March 15, 1996, SAHI Partners assigned its interest in the Class A Warrant to Starwood Mezzanine in exchange for a payment of $100,000 in cash. Upon exercise of the entire Class A Warrant for 5,000,000 Class A Shares and the exercise of the entire Class B Warrant for 2,500,000 Class B Shares, SAHI will own in the aggregate 69.77% of the outstanding Class A Shares and will control 79.64% of the voting interest of the Trust. SAHI Partners currently controls 39.72% of the voting interest of the Trust.

     After acquiring the Warrants, SAHI proposed to change the investment focus of the Trust from making loans to Angeles affiliated entities to acquiring equity and participating debt positions in hotels and subperforming and nonperforming hotel debt. Both SAHI and the Board of Trustees believed that this change in investment focus offered the Shareholders the opportunity to participate in Trust investments with the potential for greater appreciation.
In April, 1994, the Board of Trustees filed with the SEC the Preliminary Proxy for the purpose of obtaining the Shareholders' vote on the issuance of the Warrants to SAHI and the proposed change in the investment focus of the Trust, as well as certain other matters. However, in June 1994, Starwood entered into an agreement providing for the reorganization of the hotel business conducted by Hotel Investors Trust (subsequently renamed Starwood Lodging Trust) ("Starwood Lodging Trust"), a REIT investing primarily in hotel related assets, the shares of which are currently paired with those of a hotel management company, Hotel Investors Corporation (subsequently renamed Starwood Lodging Corporation) ("Starwood Lodging Corporation") (NYSE: "HOT"). Starwood is the general partner of the investment partnerships comprising or which own substantially all of the beneficial interests of SAHI. Starwood entered into its agreement with the former Hotel Investors Trust because Starwood believed that the paired share structure of Hotel Investors Trust and Hotel Investors Corporation represented a superior structure for a hotel-related REIT when compared to the structure of the Trust. However, Starwood believed that the Trust's structure could still be used effectively for investments in asset classes other than hotel equities.
The organizational documents for Starwood Lodging Trust, Starwood Lodging Corporation and their related entities impose certain restrictions on Starwood and its affiliates from making investments in hotel-related equity interests.
To minimize any conflicts with Starwood and its affiliates, and upon further analysis of the investment opportunities available to the Trust, the Board of Trustees and SAHI subsequently elected to modify the investment focus of the Trust away from acquisitions of hotel related equity interests. In May 1995, the Board of Trustees filed a preliminary proxy statement (the "1995 Preliminary Proxy") for the purpose of obtaining the Shareholders' vote on the modified investment focus of the Trust, the issuance of the Warrants and certain other matters.

     However, such matters were not submitted to the Shareholders and the Board of Trustees believed it would be in the best interests of the Trust and the Shareholders to continue to consider alternative methods of maximizing the Shareholders' return on their investment in the Trust. Although other third parties expressed an initial interest in an investment in the Trust, no ongoing discussions took place due to the fact that SAHI Partners owned 39.72% of the voting interest of the Trust. Given that one party controlled such a large portion of the Trust, the Trust did not solicit third parties for investment because it believed such efforts would be unproductive. The only alternative to the SAHI proposal analyzed by the Board of Trustees was liquidation of the Trust. Based upon such analysis, SAHI has informed the Trust that upon obtaining control of the Trust through the election of SAHI-affiliated nominees to the Board of Trustees, its current proposal is for the Trust to acquire direct or indirect interests in the Diversified Portfolio. In addition, the Trust will become the sole general partner of the Partnership. Although the Trust will not be required initially to operate exclusively through the Partnership, in the event Starwood Mezzanine exercises the Class A Warrant for at least 2,000,000 Class A Shares, the Trustees shall have the right, without approval of the independent Trustees, to cause the Trust to contribute substantially all of the Trust's theretofore uncontributed assets to the Partnership for additional interests in the Partnership and, following any such contribution, to cause the Trust to agree to conduct all of its real estate-related investment activities exclusively through the Partnership. See "WARRANT PROPOSAL -- SAHI Business Plan" and "PARTNERSHIP PROPOSAL." In order to carry out such intention, the current structure, purpose and investment policy of the Trust must be modified as proposed herein. See "TRUST AMENDMENTS PROPOSAL" and "PARTNERSHIP PROPOSAL."

     The Class A Shares are currently publicly traded on the AMEX. Although no assurances can be given with respect to its continued listing, the AMEX has tentatively agreed to allow the Class A Shares to remain listed on the AMEX, subject to the implementation by the Trust of a new business plan (such as the SAHI Business Plan). The Trust continues to fall below AMEX listing requirements. The Trust is hopeful that its implementation of its new business plan will allow its business to be sufficient to maintain its AMEX listing.

     The general policies of the Trust and its general supervision are overseen by a Board of Trustees which at the beginning of 1993 consisted of seven Trustees, two of whom were affiliated with Angeles. In February 1993, in recognition of the conflicts of interest between the Trust, Angeles and Angeles' affiliates (including FMM), a committee was formed consisting solely of Trustees who were not affiliated with Angeles (the "Independent Committee"). The Independent Committee was given the authority to make all decisions relating to the Trust's dealings with Angeles or any of its affiliates (including FMM). During 1993, AFC's advisory and administrative services to the Trust were terminated and the two Trustees who were affiliated with Angeles resigned from the Board of Trustees as did one independent Trustee. In March 1994, the Board of Trustees appointed Barry S. Sternlicht as a Trustee to fill one of the three vacancies on the Board of Trustees. Mr. Sternlicht is an executive officer of, and an owner of direct or indirect interests, in SAHI. In August, 1994, Mr. Frank Bryant, then a Trustee, died. There are currently three (3) vacancies on the Board of Trustees.


                                WARRANT PROPOSAL

     The Shareholders will be asked to consider and vote upon a proposal to approve the Class A Warrant and the Class B Warrant and the authorization and issuance of the Class A Shares and Class B Shares to be issued pursuant to the exercise thereof. The Class A Warrant and Class B Warrant are not exercisable unless and until the issuance of the Warrants and the issuance of the Class A Shares and Class B Shares issuable upon exercise thereof have been approved by the holders of a majority of the Class A Shares and Class B Shares voting together as a single class.

     Since exercise of the Warrants will give SAHI control of the Trust, a vote to approve the Warrant Proposal is, in essence, a vote to change the Trust's investment policy and to implement the SAHI Business Plan. Neither Starwood Mezzanine nor SAHI Partners are required to exercise the Warrants (either in whole or in substantial part). Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise the Class A Warrants for at least 2,000,000 Class A Shares.

CLASS A WARRANT

     The following is a summary of the material terms of the Class A Warrant and is qualified in its entirety by reference to the Class A Warrant attached hereto as Exhibit A. The Class A Warrant was issued to SAHI Partners on March 15, 1994 pursuant to an oral agreement of February 8, 1994 and grants to SAHI Partners the right to purchase up to 5,000,000 Class A Shares at a price per share of $1.00. On February 8, 1994, the Class A Shares were trading at a price of $1.00 per share and on March 15, 1994, were trading at a price of $1 1/8 per share. In consideration for the issuance of the Class A Warrant, SAHI Partners paid to the Trust $100,000, which amount will be applied against the purchase price for the first Class A Shares purchased pursuant to the Class A Warrant. As of March 15, 1996, SAHI Partners assigned the Class A Warrant to Starwood Mezzanine. The Class A Warrant may be exercised at any time and from time to time for the period beginning after the Annual Meeting and ending one hundred twenty (120) days subsequent to the date of the Annual Meeting. If the Class A Warrant is not approved by the Shareholders at the Annual Meeting, the $100,000 will be promptly refunded to Starwood Mezzanine. Pursuant to the Class A Warrant, the Trust had the right, as a condition to the first issuance of any Class A Shares pursuant to the Class A Warrant, to obtain an opinion from an independent financial advisor as to the fairness of the terms and provisions of the Class A Warrant to the Trust and its Shareholders. The Trust has obtained such fairness opinion from the Financial Advisor, which opinion is attached hereto as Exhibit
B. The Financial Advisor has issued an opinion, subject to certain qualifications and assumptions stated therein, that the terms and provisions of the Class A Warrant are fair to the Trust and its Shareholders from a financial point of view. The cost of the fairness opinion has been shared equally by the Trust and SAHI Partners.

CLASS B WARRANT

     The following is a summary of the material terms of the Class B Warrant and is qualified in its entirety by reference to the Class B Warrant attached hereto as Exhibit C. To maintain the Class B Shareholders' 33 1/3% voting interest after exercise of the Class A Warrant, the Trust issued the Class B Warrant to SAHI, Inc. The Class B Warrant grants to SAHI, Inc. the right to purchase up to 2,500,000 Class B Shares at a price per share of $.01. In further consideration of the issuance of the Class B Warrant, SAHI, Inc. paid to the Trust $1,000, which amount will be applied against the purchase price for the first Class B Shares purchased pursuant to the Class B Warrant. SAHI, Inc. may exercise the purchase rights represented by the Class B Warrant only upon exercise of the Class A Warrant and only with respect to a number of Class B Shares equal to fifty percent (50%) of the number of Class A Shares then exercised. If the Class B Warrant is not approved by the Shareholders at the Annual Meeting, the $1,000 will be promptly refunded to SAHI, Inc. Pursuant to the Class B Warrant the Trust had the right, as a condition to the first issuance of any Class B Shares pursuant to the Class B Warrant, to obtain an opinion from an independent appraiser as to the fairness of the terms and provisions of the Class B Warrant to the Trust and its Shareholders. The Trust has obtained a fairness opinion from the Financial Advisor, which is also attached hereto as Exhibit B. The Financial Advisor has issued an opinion, subject to certain qualifications and assumptions stated therein, that the terms and provisions of the Class B Warrant are fair to the Trust and its Shareholders from a financial point of view. The cost of the fairness opinion has been shared equally by the Trust and SAHI, Inc.

CHANGE OF CONTROL OF THE TRUST

     SAHI Partners currently owns 244,100 Class A Shares or 9.57% of the total outstanding Class A Shares representing a 6.38% voting interest in the Trust. SAHI Partners currently owns all of the outstanding Class B Shares, which carry 33 1/3% voting interest in the Trust. Such holdings give SAHI Partners a 39.72% voting interest in the Trust. SAHI Partners has indicated that it intends to vote such shares in favor of the Warrant Proposal. Upon exercise of the entire Class A Warrant and the entire

Class B Warrant, SAHI will have a combined 79.64% voting interest in the Trust. In addition, four of the persons nominated as Trustees herein are affiliates of SAHI. See "ELECTION OF TRUSTEES -- Trustees and Nominees." Therefore, upon complete exercise of the Class A Warrant and Class B Warrant and the election of the nominees named herein as Trustees, SAHI will have the requisite voting power and representation on the Board of Trustees to implement the SAHI Business Plan. The source of funds for the exercise of the Warrants is (i) in the case of the Class B Warrant, funds of Messrs. Sternlicht and/or Grose; and (ii) in the case of the Class A Warrants, Starwood Mezzanine.

     Because the issuance of the Warrants and the exercise thereof will shift majority control of the Trust from the public Shareholders to SAHI, the Board of Trustees has taken certain actions to protect the rights and interests of the public Shareholders in such event. First, the issuance of the Warrants and the issuance of Class A Shares and Class B Shares issuable pursuant thereto are being submitted to a vote of the Class A Shareholders and Class B Shareholders. Second, the Board of Trustees has obtained a fairness opinion as to the adequacy of the consideration received by the Trust for the Warrants and the issuance of shares thereunder. See "WARRANT PROPOSAL -- Opinion of Independent Financial Advisor." Third, the Trust has entered into a Shareholders Agreement with SAHI, designed to protect the interests of the public Shareholders of the Trust for a period of three (3) years after the Annual Meeting. See "WARRANT PROPOSAL -- Shareholders Agreement."

DILUTION OF CLASS A SHAREHOLDERS

     The exercise of the entire Class A Warrant will substantially dilute the interests of the Class A Shareholders not affiliated with SAHI. Such Shareholders currently own 90.43% of the Class A Shares but after exercise of the entire Class A Warrant will own 30.23% of the then outstanding Class A Shares. In addition, such Shareholders' voting interest in the trust will be diluted from 60.28% to 20.36%.

OPINION OF INDEPENDENT FINANCIAL ADVISOR

     The Trust selected the Financial Advisor because of its experience in the valuation of businesses and their securities in connection with various types of transactions. The Financial Advisor did not recommend the consideration to be paid pursuant to the Warrants, but rather examined the fairness of the terms and provisions of the Warrants (which were negotiated between the Trust and SAHI Partners with respect to the Class A Warrant and the Trust and SAHI, Inc. with respect to the Class B Warrant), from a financial point of view. The Financial Advisor utilized various methods of valuing warrants in attempting to determine the fairness of the terms and provisions of the Warrants, including the Black-Scholes Option Pricing Model. Because the time period for exercise of the Warrants is short in comparison to most warrants, the values produced by these various analytical methods (including the Black-Scholes method) were negligible. The fairness opinion of the Financial Advisor is limited to the fairness of the terms and provisions of the Warrants and does not extend to the fairness of the overall transaction with SAHI. The scope of the review conducted by the Financial Advisor is included in the text of the fairness opinion attached hereto as Exhibit B. In consideration of its services with respect to its fairness opinion in connection with the 1995 Proxy Statement, the Financial Advisor received $40,000 in fees and has been reimbursed for its reasonable out-of-pocket expenses. In consideration of its services with respect to the fairness opinion contained herein, the Trust has agreed to pay the Financial Advisor $20,000. The Trust has agreed to indemnify the Financial Advisor against certain liabilities and expenses in connection with its services. Chanin and Company, an affiliate of the Financial Advisor, served as a financial advisor to the Trust during the Trust's negotiations with Angeles related to the Restructuring. Such role included providing valuation and other related financial advice to the Trust and its Board of Trustees during such negotiations, as well as recommending certain actions taken by the Trust, including the ultimate sale of the remaining Trust Loans to New Plan Realty Trust pursuant to the Joint Marketing Agreement as described above. As compensation for its services in the Restructuring, Chanin and Company received aggregate fees and reimbursement for expenses of $247,450.

SHAREHOLDERS AGREEMENT

     The following is a summary of the Restated Shareholders Agreement, dated as of March 15, 1994, restated as of April 27, 1994 and amended as of March 15, 1996 by and among SAHI, Inc., SAHI

Partners and Starwood Mezzanine and the Trust and is qualified in its entirety by reference to the Restated Shareholders Agreement, as amended, attached hereto as Exhibit D (the "Shareholders Agreement"). The Shareholders Agreement prohibits SAHI from taking certain actions with respect to the Trust without the approval of a majority of the members of the Board of Trustees who are not affiliated with SAHI. These actions include transactions between the Trust and SAHI (except if such transactions are upon fair and reasonable terms comparable to an arms-length independent third party transaction and involve less than $500,000), actions by the Trust which would result in the Class A Shares no longer having the attributes of public ownership, or any actions beneficial to SAHI which would be detrimental to a material number of the public Shareholders of the Trust (e.g., any action that would have the effect of disproportionately diluting the voting or ownership interest of the public Shareholders as compared to SAHI). The Shareholders Agreement terminates automatically on the third
(3rd) anniversary of the Annual Meeting.

FEDERAL INCOME TAX ASPECTS OF THE WARRANT PROPOSAL

     Starwood Mezzanine has represented to the Trust that over 75% of the capital and profits interest in that partnership is held by qualified pension plans, each having hundreds or thousands of beneficiaries on an actuarial basis. Under that ownership arrangement, the grant of the Warrants to SAHI will not cause the Trust to violate the Code's prohibition against five or fewer individuals holding 50% or more by value of a REIT's shares during the last six months of its fiscal year. However, based upon those representations, the Trust may become a "pension-held REIT", the effect of which would be to cause a proportionate amount of the dividends paid or deemed paid to any qualified pension plan holding 10% or more (by value) of the Trust's shares in any year to be recharacterized as UBTI if UBTI comprises more than 5% of the Trust's net taxable income for such year. Generally, any income that would not qualify for the 95% income test under the REIT provisions of the Code would be UBTI, such as certain fees or income from foreclosure property, as would income the Trust recognizes from property acquired by the Trust or the Partnership with debt financing.

     Concentration of ownership of Warrants and Shares in SAHI may also lead the Trust to inadvertently lease any real estate it acquires to tenants in which the Trust is deemed to have a 10% or greater ownership or voting interest, which would thereby disqualify any rental income from such properties from being treated as "rents from real property" for purposes of the REIT income qualification test under the Code.

REASONS FOR AND ALTERNATIVES TO THE ISSUANCE OF WARRANTS AND BOARD OF TRUSTEES' RECOMMENDATION REGARDING THE WARRANT PROPOSAL

     The Board of Trustees has unanimously approved the issuance of the Warrants and believes that the issuance of the Warrants and the subsequent change of the Trust's purpose and investment policy to be implemented by SAHI is in the best interest of both the Trust and its Shareholders.

     In deciding to approve the Warrant Proposal and submit it to a vote of the Shareholders, the Board of Trustees took into account, among other things, the following factors giving no specific weight to any one factor:

     1.   Liquidating Dividend May Be Higher than Market Price.  If the
Trust liquidates upon the expiration of the Contingent Claims Trust on December 31, 1996, the liquidating dividend to Shareholders is expected to be approximately $0.70 per share. For a substantial period of time, the Shares had been trading at prices below $0.70. Although recently the Shares have been trading at prices higher than $0.70, there is a risk that the Shares will trade at prices below the amount of money Shareholders would receive through liquidating distributions of the Trust. However, the Trust believes that the issuance of the Warrants and the implementation of the SAHI Business Plan will provide Shareholders with a greater potential for growth of their investment and overall return than the immediate liquidation of the Trust. The Trust's belief is based upon (a) Starwood Mezzanine's current intent to exercise the Class A Warrant for at least 2,000,000 Shares which will provide an infusion of capital to the Trust; (b) the change in the stated purpose of the Trust to allow the Trust to broaden its investment options; and (c) the experience and track record of SAHI in making real-estate related investments in debt and equity. In recommending the approval of the Warrants and implementation of the SAHI Business Plan over liquidation of the Trust, the Board is subject to a conflict of interests.

     2. Infusion of Capital. As of March 4, 1996, the Trust's remaining assets consisted of approximately $2,050,000 (in cash and investments) being held in the Contingent Claims Trust. The Trust has no other remaining assets. The exercise of the Warrants would provide necessary additional capital to fund future investments by the Trust. The Trust may also receive additional capital contributions from SAHI and its affiliates which may necessitate the issuance of additional Class A Shares and Class B Shares to SAHI and the further dilution of the current Class A Shareholders not affiliated with SAHI. Pursuant to the Shareholders Agreement, during the three (3) year period following the Annual Meeting any such issuance (other than issuances pursuant to the Warrants or upon exchange of Units by Starwood Mezzanine) will have to be approved by the Trust's independent Trustees. Starwood Mezzanine and SAHI, Inc. are not required to exercise the Warrants (either in whole or in substantial part) or (either alone or with its affiliates) otherwise provide additional capital to the Trust. Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise the Class A Warrant for at least 2,000,000 Class A shares.

     3. Experience and Track Record of SAHI. The Board of Trustees believes that the Trust will benefit from SAHI's significant ownership interest in the Trust and its substantial experience in acquiring and owning real estate assets. Since 1991, affiliates of SAHI have acquired in excess of $1.8 billion in real estate related assets in over 100 transactions from a variety of sellers, including banks, insurance companies, the Resolution Trust Corporation, and the Federal Deposit Insurance Corporation. Starwood Mezzanine was formed in 1994 with a goal to create a portfolio of high-yielding mezzanine investments with significant current cash flow and has achieved a leading position in the developing market for mezzanine financing. As of December 31, 1995, based on Starwood Mezzanine's estimate, its portfolio of $207 million in investments was generating an unleveraged current return of approximately 14.7%. The Trust believes that, given the success and experience of SAHI, the issuance of the Warrants and the implementation of the SAHI Business Plan will provide Shareholders with a greater potential for growth of their investment and overall return than the immediate liquidation of the Trust.

     4. SAHI's Current Substantial Ownership. Through the acquisition of the Class B Shares and purchases of Class A Shares, SAHI Partners currently controls 39.72% of the voting interest of the Trust and owns more shares than any other Shareholders of the Trust. Because it is the duty of the Board of Trustees to act in the best interests of the Shareholders and because of SAHI Partners' substantial holdings in the Trust, the Board of Trustees believed it would be in the best interest of all of the Shareholders to fully explore the proposal by SAHI Partners and present it for consideration.

     5. SAHI Business Plan. The implementation of the SAHI Business Plan will change the Trust's current course of holding its cash in the Contingent Claims Trust and also change the Trust's investment policy as presently stated in the Declaration of Trust. These changes in investment focus will offer the Shareholders the opportunity to participate in Trust investments with the potential for appreciation. The Board of Trustees has also considered the additional risks to the Trust relating to debt and/or equity investments in real estate related assets set forth in "RISK FACTORS" above but believes that the potential growth of the Trust's assets through such investments in real estate-related assets outweighs such additional risks.

     6. No Better Alternatives Identified. After the bankruptcy of Angeles and the liquidation of the Trust's loan portfolio, the Trust considered alternatives to continuing its existing operations. The only other alternative identified by the Board of Trustees was to liquidate the Trust and distribute the proceeds of the Contingent Claims Trust upon its expiration on December 31, 1996. The Board of Trustees estimates that approximately $400,000 of operating expenses will be incurred by the Trust during this fiscal year which will, if no contingent claims arise, leave approximately $1,800,000 available to be distributed out to the Shareholders in a liquidating dividend at such time.
Such dividend would equal $0.70 per Class A Share. The Board of Trustees rejected this alternative as they determined undertaking a transaction with SAHI presents the Shareholders a greater potential for growth of their investment and an ultimate return on the remainder of their investment in the Trust of greater than $0.70 per Class A Share. The Board of Trustees concluded that undertaking a transaction with SAHI is the best alternative currently available to the Trust and its Shareholders.

     7. Protection of the Unaffiliated Shareholders by the Shareholders Agreement. The Shareholders Agreement requires the consent of a majority of the members of the Board of Trustees who are not affiliated with SAHI for the Trust to undertake any transaction in excess of $500,000 with SAHI, to take any actions which would result in the Class A Shares no longer having the attributes of public ownership, or to take any actions beneficial to SAHI which would be detrimental to a material number of the Shareholders not affiliated with SAHI (e.g., any action that would have the effect of disproportionately diluting the voting or ownership interest of the public Shareholders as compared to SAHI). The Board of Trustees required SAHI, Inc., SAHI Partners and Starwood Mezzanine to enter into the Shareholders Agreement to protect the Shareholders not affiliated with SAHI. The term of the Shareholders Agreement is three (3) years from the date of the Annual Meeting.

     8. Fairness Opinion. The opinion of the Financial Advisor that the terms and provisions of the Warrants are fair, from a financial point of view, to the Trust and its Shareholders.

     The Board of Trustees recommends that you vote FOR approval of the Warrant Proposal. Each of the foregoing factors, other than the factors listed under 1 and 4, supported the Board's recommendation.

CONSIDERATIONS IF THE WARRANT PROPOSAL IS NOT APPROVED

     If the Warrant Proposal is not approved, none of the other Proposals will be submitted to the Shareholders for their consideration and vote and a new annual meeting will be held at which Trustees will be elected. Additionally, if such proposals are not approved and SAHI does not subsequently implement its business plan, the Trust will be forced to look for other capital sources and alternative transactions or to liquidate the Trust and, upon the expiration of the Contingent Claims Trust on December 31, 1996, to distribute the proceeds thereof. The Trust currently has not identified any other capital sources or potential transactions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     In considering the recommendation of the Board of Trustees with respect to certain proposals contained herein and in considering the named nominees for election to the Board of Trustees, the Shareholders should be aware that certain members of the Board of Trustees and nominees to the Board of Trustees have certain interests which may present them with potential or actual conflicts of interest in connection with such proposals. The SAHI Nominees have various relationships with SAHI and their affiliates, including, as directors, officers, employees and in some cases direct or indirect owners of interests in such entities. See "ELECTION OF TRUSTEES -- Trustees and Nominees." As such, the SAHI Nominees have a significant interest in the Shareholders' approval of the Warrant Proposal, the Trust Amendments Proposal and the Partnership Proposal which would facilitate the transfer of majority control of the Trust to SAHI and enable SAHI to implement the SAHI Business Plan. Mr. Sternlicht, in his capacity as a Trustee, voted to recommend the Warrant Proposal, the Trust Amendments Proposal, the Partnership Proposal and to elect the named nominees including the SAHI Nominees. Additionally, all of the named nominees for the Board of Trustees who are not also officers of the Trust have a substantial interest in the approval of the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan, as each will participate in such plan and may benefit financially from its implementation; provided, however, that, without the prior approval of Starwood Mezzanine's limited partners during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership, the SAHI Nominees shall not receive any awards pursuant to the Angeles Participating Mortgage Trust Trustees' 1996 Share Incentive Plan. See "RISK FACTORS --Conflicts of Interest." The named nominee who is currently an officer of the Trust (Mr. Consiglio) has a substantial interest in the approval of the Apex Property Trust 1996 Share Incentive Plan as he will participate in such Plan and may benefit financially from its implementation.

SAHI BUSINESS PLAN

     SAHI's current intention is (i) to originate mortgage loans to and/or acquire mortgage loans to unrelated entities or to acquire securities collateralized, in whole or in part, by such mortgage loans, as well as making equity investments in real estate and real estate-related assets (other than equity investments made directly in hotels), (ii) to acquire direct or indirect interests in short term, medium and long-term real estate-related debt securities and mortgage interests under which the borrowers are unaffiliated with the Trust, which may include warrants, equity participations or similar rights incidental to a debt investment by the Trust, (iii) to make, hold and dispose of purchase money loans with respect to assets sold by the Trust, and
(iv) to acquire positions in non-performing and sub-performing debt for the purpose of either restructuring it as performing debt or (except for hotels) of obtaining shortly thereafter primary management rights over or equity interests in the underlying assets securing such debt (the investments referred to in (i) through (iv) above being herein collectively referred to as the "Diversified Portfolio"). The acquisition of the Diversified Portfolio, together with a description of SAHI's investment criteria below, is herein referred to as the "SAHI Business Plan." The Diversified Portfolio may include controlling or non-controlling equity ownership positions in any general category of real estate assets, including, without limitation, office, industrial, mini-storage and residential improvements and land. The Trust will not make certain types of investments as a result of the restrictions and conflicts described below, as well as SAHI's analysis of the current investment opportunities available to the Trust. Specifically, unless such restrictions and conflicts of interest lapse or are otherwise no longer applicable, the Trust will not invest in any hotel equities, unless such investment is incidental to, or acquired pursuant to the exercise of remedial rights with respect to, debt investments. This proposed change in the investment focus of the Trust would necessitate certain amendments to the Declaration of Trust outlined under "TRUST AMENDMENTS PROPOSAL."

     Mr. Sternlicht is the Chief Executive Officer and Chairman of the Board of Starwood Lodging Trust. During the term of certain non-competition agreements between Starwood Capital Group, L.P. and Starwood Lodging Trust, a publicly traded hotel REIT the shares of which are paired and trade with those of Starwood Lodging Corporation (NYSE: "HOT"), the Trust and the Partnership are prohibited from: (i) making investments in loans collateralized by hotel assets where it is anticipated that the underlying equity will be acquired by the debt holder within one (1) year from the acquisition of such debt, (ii) acquiring equity interests in hotels (other than acquisitions of warrants, equity participations or similar rights incidental to a debt investment by the Trust or the Partnership or that are acquired as a result of the exercise of remedies in respect of a loan in which the Trust or the Partnership has an interest) or

(iii) selling or contributing to or acquiring any interests in HOT, including debt positions or equity interests obtained by the Trust or the Partnership under, pursuant to or by reason of the holding of debt positions. See "BACKGROUND OF THE TRUST AND TRANSACTIONS WITH SAHI." In addition, during any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment).

     In the event the Trust or the Partnership were to invest in debt or equity interests in properties similar to or in close proximity to properties owned by the SAHI Group, it is possible that the properties owned by the SAHI Group may compete with the properties in which the Trust and the Partnership has such interests in the future. In addition, the Trust and the Partnership, on the one hand, and the SAHI Group, on the other hand, may possibly compete with each other in the future with respect to the acquisition of debt and/or equity interests. None of the SAHI Group will be required to present any investment opportunities to the Trust or the Partnership or invest in any class of assets through the Trust or the Partnership. See "RISK FACTORS -- Conflicts of Interests."

     The Board of Trustees believes that the Trust will benefit from SAHI's significant ownership interest in the Trust and its substantial experience in acquiring and owning real estate assets. Since 1991, affiliates of SAHI have acquired in excess of $1.8 billion in real estate related assets in over 100 transactions from a variety of sellers, including banks, insurance companies, the Resolution Trust Corporation, and the Federal Deposit Insurance Corporation. Starwood Mezzanine was formed in 1994 with a goal to create a portfolio of high-yielding mezzanine investments with significant current cash flow. Starwood Mezzanine has achieved a leading position in the developing market for mezzanine financing. As of December 31, 1995, based on Starwood Mezzanine's estimate, its portfolio of $207 million in investments was generating an unleveraged current return of approximately 14.7%. SAHI and its affiliates currently have 32 employees, including 22 experienced real estate, finance and acquisition professionals, many of whom have invested substantial personal capital in the investments of SAHI and its affiliates.

     The Trust currently intends to focus its acquisition efforts on assets which exhibit one or more of the following characteristics:

     -    Assets owned by distressed sellers.

     - Assets priced below or having a deemed value for collateralization purposes that is less than reproduction cost.

     - Equity interests in, and/or debt interests secured by, assets located in markets or submarkets experiencing population or job growth, and which are located near historically stable employment generator bases, such as government, University, and medical centers.

     - Subject to the restrictions of Investment Company Act of 1940 (and any other applicable Federal securities laws or the securities law of any state), interests which are publicly traded, including other REIT equities, limited partnership interests and debt interests.

     The Trust currently intends to acquire assets opportunistically on an all cash basis, through the issuance of additional Class A Shares and with financing from institutional and other lenders or sellers. The Trust will also be permitted to raise additional capital through registered public offerings as well as private placements of both debt and equity interests. In addition, the Trust and/or the Partnership may acquire additional assets through contributions from the SAHI Group.

     There can be no assurance that the Trust under SAHI's control will be able to acquire interests which meet the investment criteria outlined above. Additionally, in response to changing market conditions and opportunities, the Board of Trustees may revise the investment criteria and the investment policies of the Trust (within the limits of the Declaration of Trust), from time to time, without a vote of the Shareholders. For example, the Board of Trustees may focus the Trust's acquisitions or investments exclusively on a specific class of assets, and contribute and hold such assets through a partnership structure (such as the Partnership). Initially, the Trust will not be required to operate exclusively through the Partnership and, thus, will not have any obligation to contribute more than the cash necessary to acquire its initial interest in the Partnership (and thereafter, to contribute such cash as is necessary for the Trust to maintain at least a 1% interest in the total contributed capital from time to time to the Partnership). However, in the event that Starwood Mezzanine exercises the Class A Warrant for at least 2,000,000 Class A Shares, the Board of Trustees shall have the right to cause the Trust to contribute up to substantially all of the Trust's theretofore uncontributed assets to the Partnership for additional interests therein and, following any such contribution, to cause the Trust to agree to conduct all of its real estate-related investment activities exclusively through the Partnership, said contribution and agreement to be on such terms and subject to such conditions as the Board of Trustees may then approve.

     SAHI currently intends that additional investments in debt or equity interests in properties may be made by other entities created and controlled by the Trust, such as the Partnership, to take advantage of the potential benefits of structuring acquisitions through a partnership where the Trust would act as a general partner and the persons contributing the interests would be limited partners. SAHI intends that assets may be acquired by the Partnership directly, with funds contributed by the Trust and/or through financing facilities arranged for the Partnership subject to the restrictions relating to Starwood Mezzanine's limited partners set forth above. The SAHI Group will not be required to operate exclusively through the Trust or the Partnership and will not be restrained from competing with the Trust and the Partnership. The SAHI Group owns numerous debt and equity interests and intends to acquire additional debt and equity interests in which neither the Trust nor the Partnership shall have any interest. Starwood Mezzanine will not be obligated to contribute any capital to the Partnership other than the Certificates.



                           TRUST AMENDMENT PROPOSALS

     If the Warrant Proposal is approved, the Shareholders will be asked to consider and vote upon the following proposals to amend the Trust's Declaration of Trust as described below and adopt the Restated Declaration of Trust attached hereto as Exhibit E (collectively, the "Trust Amendments Proposal"). If the Shareholders vote in favor of the issuance of the Warrants and thereby permit the acquisition of control of the Trust by SAHI, the Declaration of Trust amendments described below will be necessary to facilitate the Trust's change of purpose as contemplated by SAHI and described under "WARRANT PROPOSAL -- SAHI Business Plan." Other amendments are necessary to remove provisions or terms which apply to Angeles and its affiliates because such entities are no longer related to the Trust or involved in the Trust's activities.

     The following description sets forth the reasons for the proposed amendments and the effect of their adoption, including any modifications to the Class A Shares or Class B Shares caused by any such amendments. The following description is qualified in its entirety by reference to the Restated Declaration of Trust attached hereto as Exhibit E which has been marked to show changes from the current Declaration of Trust (additions are underlined and deletions are struck through). Approval of each of the following proposals to amend the Declaration of Trust is contingent upon the approval of all of the proposals to amend the Declaration of Trust.

1.   CHANGE OF TRUST'S PURPOSE AND INVESTMENT POLICY.

     Reasons for Amendments: Since the primary purpose of the Trust, as presently stated in the Declaration of Trust, is making mortgage loans to parties related to Angeles and the Trust and SAHI desires the Trust to make equity investments in real property and make or acquire mortgage loans to borrowers not affiliated with Angeles and not necessarily affiliated with the Trust, as well as to acquire direct or indirect interests in the Diversified Portfolio, SAHI has proposed that the primary purpose of the Trust be changed to allow for implementation of the SAHI Business Plan.

     Proposed Amendments:

     The proposed amendments will allow the Trust to invest in the Diversified Portfolio and implement the SAHI Business Plan. The sections of the Declaration of Trust proposed to be amended are Sections 1.4, 1.5(e) and 1.5(mm) of Article I, Sections 5.1 and 5.3(d) of Article V and Section 7.5 of Article VII. The actual text of these proposed amendments is set forth in Exhibit E.

     Effect of Amendments: The Trust will be making substantially more debt and/or equity investments in real property as opposed to its current course of holding its cash in the Contingent Claims Trust, which will increase the overall risk of the Trust's investments but may potentially increase the returns to the Trust. Notwithstanding the increased investment flexibility which will be allowed by the foregoing amendments, because of certain restrictions and conflicts of interest, the Trust will not invest in certain types of properties or loans. In addition, during any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment). See "RISK FACTORS -- Conflicts of Interest" and "WARRANT PROPOSAL -- SAHI Business Plan."

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.

2.   ELIMINATE OBLIGATION TO MAKE MONTHLY DISTRIBUTIONS OF NET CASH.

     Reasons for Amendment: SAHI desires that the Trust not be required to endeavor to declare monthly distributions of Net Cash, which is generally defined in the Declaration of Trust as cash flow from operations. SAHI desires that the Trust reinvest a greater portion of the Trust's income in order to increase the amount of income-producing assets held by the Trust and thereby increase the value of the Trust. Under SAHI's control, the Trust will only be required to make those distributions required to maintain the Trust's status as a REIT under the Code, which may substantially decrease the amount and frequency of distributions to the Shareholders required by the Declaration of Trust. The Trust, in order to maintain its qualification as a REIT, is required to distribute dividends (other than capital gain dividends) to its Shareholders in an amount at least equal to (i) the sum of (A) 95% of its "REIT taxable income" (computed without regard to the dividends paid deduction and its net capital gain) and (B) 95% of the net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income.

     Proposed Amendment: If approved by the Shareholders, this amendment will require the Trust to make only those distributions necessary to maintain the Trust's status as a REIT under the Code. The text of this proposed amendment, which affects Section 6.6(a) of Article VI of the Declaration of Trust, is set forth in Exhibit E.

     Effect of Amendment: Although the Declaration of Trust currently grants the Board of Trustees the specific power to retain, invest and reinvest the capital or other funds of the Trust, the Declaration of Trust also requires the Board of Trustees to endeavor to make monthly distributions of Net Cash. By removing this obligation of the Board of Trustees and implementing the SAHI Business Plan, the Shareholders will receive distributions of Net Cash less frequently and possibly in smaller amounts than if the Board of Trustees were obligated to endeavor to make monthly distributions of Net Cash.

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.

3.   TERMINATION DATE OF TRUST.

     Reasons for Amendment: Pursuant to Article VIII, Section 8.1 of the Declaration of Trust, the Trust is currently scheduled to terminate October 16, 2004, unless extended by the Shareholders, but in no event may the Trust's term be extended beyond December 31, 2020. SAHI desires to remove such restrictions on the duration of the Trust in order to allow the Trust (i) more flexibility relating to the timing of the liquidation of its investments and (ii) to make investments with time horizons in excess of the current termination dates.

     Proposed Amendment: The proposed amendment will change the Trust to, in essence, an infinite-life entity. The actual text of this amendment which affects Section 8.1(a) of Article VIII of the Declaration of Trust, is set forth in Exhibit E.

     Effect of Amendment: Such deletion will remove the currently scheduled liquidation date by which the Trust's assets will be completely liquidated and distributed to the Shareholders and may, therefore, substantially delay the date on which the Shareholders will receive liquidating distributions of the Trust's assets. However, the duration of the Trust will remain subject to any law similar to the common law "rule against perpetuities." In California, such rule requires that the Trust expire within 21 years after the death of the last survivor of certain individuals named in the Declaration of Trust.

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.

4.   TERMINATION OF TRUST.

     Reasons for Amendment: The Board of Trustees has determined that the provision allowing the Shareholders to terminate the Trust upon a majority vote should be increased because it believed that a higher consensus level among the Shareholders should be required for the termination of the Trust.

     Proposed Amendment: The proposed amendment will increase the Shareholder vote required to terminate the Trust from a majority vote to 66-2/3% of all of the Trust's Shareholders. The actual text of this amendment which affects
Section 6.2(d) of Article VI of the Declaration of Trust, is set forth in Exhibit E.


     Effect of Amendment: Requiring a two-thirds vote to terminate the Trust will make it more difficult for the Shareholders who desire to terminate the Trust and liquidate its assets to do so. If the Warrants were exercised, the Class A Shareholders not affiliated with SAHI will not have a sufficient number of votes to terminate the Trust.

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.

5.   LENGTH OF TRUST LOANS.

     Reasons for Amendment: SAHI desires the Trust to have the flexibility to make Trust Loans providing for an initial term in excess of 15 years, which is currently prohibited by the Declaration of Trust.

     Proposed Amendment: The proposed amendment will delete the prohibition on acquiring or funding Trust Loans with initial terms in excess of 15 years. The actual text of this amendment which affects Section 5.3(e) of Article V of the Declaration of Trust, is set forth in Exhibit E.

     Effect of Amendment: Lengthening the duration of Trust Loans will increase the length of time necessary for the Trust to realize the full amount of proceeds from such loans which, in the short term, may result in less proceeds being available for distribution to the Shareholders but, overall, will allow the Trust greater flexibility in making or acquiring Trust Loans. Notwithstanding this greater flexibility, because of certain restrictions and conflicts, the Trust will not be permitted to acquire certain equity and/or debt interests, as more fully described in the section entitled "WARRANT PROPOSAL -- SAHI Business Plan."

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.


6.   MAINTAINING VOTING INTEREST OF CLASS B SHARES.

     Reasons for Amendment: Each Class A Share and Class B Share has one vote regarding matters submitted to a vote of the Shareholders. The Class B Shares currently account for 33 1/3% of the voting power of the Trust. Article VI,
Section 6.1 of the Declaration of Trust grants the Board of Trustees the authority to issue additional Class B Shares at $.01 per share in order to maintain the existing proportion of outstanding Class A Shares and Class B Shares and thereby maintain the current proportionate voting interests of each class. SAHI Partners, the current holder of all Class B Shares of the Trust, desires that such issuances of additional Class B Shares be made mandatory instead of permissive so that the voting interest of the Class B Shares will not be diluted in the future.

     Proposed Amendment: The proposed amendment will require the Board of Trustees to issue shares of Class B Shares if necessary to maintain the voting interest of the Class B Shareholders. The actual text of this amendment which affects Section 6.1 of Article VI of the Declaration of Trust, is set forth in Exhibit E.

     Effect of Amendment: The Trust will be required to issue additional Class B Shares at $.01 per share upon the issuance of any Class A Shares and the Board of Trustees' discretion regarding the making of such Class B Share issuances will be removed. The Class B Shareholders as a group will be assured of retaining a 33 1/3% voting interest in the Trust if such Shareholders elect to purchase the Class B Shares offered by the Trust pursuant to this provision, whereas without such amendment the Board of Trustees could elect not to make such issuances of Class B Shares. This amendment will fix the price of the Class B Shares at $0.01 per share. Class B Shares in an amount equal to one-half of the number of Class A Shares outstanding have been issued by the Trust. Class A and Class B Shares are each entitled to one vote per share with respect to the election of Trustees and other matters. The Class B Shares are convertible at the option of the Class B Shareholder into Class A Shares on the basis of 49 Class B Shares for one Class A Share, regardless of the trading value of the Class A Shares. All distributions of Net Cash will be distributed 99% to the Class A Shareholders and 1% to the Class B Shareholders. Currently, SAHI Partners owns all of the outstanding Class B Shares.

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.


7.   PRIORITY DISTRIBUTIONS.

     Reasons for Amendments: The current Declaration of Trust provides that the Class A Shareholders receive on their Adjusted Capital Investment, which equalled $20.00 per Class A Share owned by the holder reduced by the Net Cash distributed with respect to such Class A Share, a Priority Distribution. The Priority Distribution refers to the Class A Shareholders' right to receive distributions of Net Cash equal to an amount equal to their capital contributions plus 12% per year on their Adjusted Capital Investment before AFC, the Trust's former Advisor, received incentive compensation under its Advisory Agreement. Because the terms "Adjusted Capital Investment" and "Priority Distribution" relate only to the Class A Shareholders' priority right to receive certain distributions before payments are made to AFC, who is no longer engaged by the Trust, such provisions are not necessary and, therefore, SAHI desires to remove the language relating to the Priority Distribution right and to delete the definition of Adjusted Capital Investment. As the Trust may, in the future, retain another Advisor for the Trust, SAHI desires that the language regarding the Advisor and Advisory Agreement in the Declaration of Trust remain.

     Proposed Amendments: The proposed amendment will delete the references to "Adjusted Capital Investment" and "Priority Distribution" in the Declaration of Trust. The actual text of this amendment which affects Section 6.6(b) of
Article VI of the Declaration of Trust, is set forth in Exhibit E.

     Effect of Amendments: Since the Advisory Agreement to which the Priority Distribution right relates has been terminated, the proposed amendments will have no current effect on the Shareholders, as it granted them a priority over distributions to an Advisor that no longer exists. However, the Declaration of Trust does not require that any subsequent Advisory Agreements entered into by the Trust contain any such Priority Distribution right and SAHI contemplates that any such subsequent Advisory Agreement entered into while the Trust is under its control would not necessarily include a Priority Distribution right. Therefore, any future Advisor, who may be affiliated with SAHI (subject to the Shareholders Agreement), may absorb a significant amount of cash flow.

     The Board of Trustees recommends that you vote FOR approval of the foregoing proposed amendment.

FEDERAL INCOME TAX ASPECTS OF THE CHANGE OF THE TRUST'S PURPOSE AND INVESTMENT POLICY

     The broader range of assets which the Trust intends to acquire as part of the Diversified Portfolio will increase the number and complexity of the rules the Trust must satisfy to continue qualifying as a REIT under the Code. These rules relate to the gross income and assets of the Trust.

     The Trust must satisfy, on the last day of each calendar quarter, two tests based on the composition of its assets. After initially meeting these tests at the close of any quarter, the Trust will not lose its status as a REIT for failure to satisfy the tests at the end of a later quarter solely due to changes in value of its assets. In addition, if the failure to satisfy the asset tests results from an acquisition during any particular quarter, the failure can be cured by disposing of non-qualifying assets within 30 days after the close of the quarter. The Trust will maintain adequate records of the value of its assets to ensure compliance with these tests, and will take such other actions within 30 days after the close of any quarter as may be required to cure any non-compliance.

     A. 75% Asset Test. At least 75% of the value of the Trust's total assets must be represented by "real estate assets", cash, cash items (including receivables from Trust operations) and government securities. Real estate assets include interests in real property (including undivided interests in real property, leaseholds of land and options to acquire land), interests in mortgages on real property, shares in other qualifying REITs and property attributable to temporary investment of new capital for a one year period beginning on the date the Trust received the new capital. The Trust's proportional share of the Certificates owned through the Partnership will qualify as "real estate assets" for this purpose, and the Trust will endeavor to assure that it continues to meet this test with future acquisitions.

          The remaining 25% of the Trust's assets generally may be invested without restriction by the asset tests, although if invested in securities, such securities may not exceed either: (i) 5% of the value of the Trust's total assets as to any one non-governmental issuer, or (ii) 10% of the outstanding voting securities of any one issuer. A partnership interest held by a REIT is not considered a "security" for purposes of these tests.

     B. Gross Income Test. The Trust must satisfy for each calendar year three separate tests based on the composition of its gross income, as defined under its method of accounting.

          The 75% Gross Income Test. At least 75% of the Trust's gross income for each taxable year must result from "rents from real property" (as defined below), interest on obligations secured by real property mortgages, gains from the sale of interests in real property and real estate mortgages (other than gain for property held primarily for sale to customers in the ordinary course of the Trust's trade or business), dividends from other qualifying REITs, certain other investments relating to real property and mortgages thereon and, for a one year period, income from the investment of new capital.

               Income attributable to a lease of real property will generally qualify as "rent from real property" under the 75% gross income test, subject to the rules discussed below.

                     (i) Rent from a particular tenant will not qualify if the Trust, directly or indirectly by attribution, owns 10% or more of the stock, assets or net profits of the tenant.

                     (ii) The portion of rent attributable to personal property rented with real property will not qualify unless such portion is 15% or less of the total rent received under the lease.

                     (iii) Rent will not qualify if it is based in whole or part on the income or profits of any person. However, rent will not fail to qualify if it is based on a fixed percentage (or designated varying percentages) of receipts or sales.

                     (iv) Rental income will not qualify if the Trust furnishes or renders services to tenants, other than through an "independent contractor" from whom the Trust derives no income, or where the services are of a type usually or customarily rendered in connection with the rental of space, and are not otherwise considered rendered to the occupant.

               The 95% Gross Income Test. In addition to deriving 75% of its gross income from the sources listed above, the Trust must derive at least 95% of its gross income for the taxable year from income qualifying for the 75% test, or from dividends, interest or gains from the sale or disposition of stock or securities that are not "dealer property."

          Certain types of contingent interest will not be qualifying income under either the 75% or the 95% tests. In addition, any income from prohibited transactions (e.g., the sale of "dealer property"), or from foreclosure property is excluded in the application of these tests, although the Trust will be subject to excise tax or income tax, respectively, on such income.

          If the Trust fails to satisfy either the 75% or 95% tests for any taxable year, it may yet retain its status as a REIT for such year if the failure was due to reasonable cause and not to willful neglect, the Trust attaches to its tax return a schedule of the sources of its income, and any incorrect information on the schedules was not due to fraud. If these relief provisions are available, the Trust would remain subject to tax with respect to the excess net income.

     C. The 30% Test. The Trust must derive less than 30% of its gross income for each taxable year from the sale or other disposition of: (i) real property held for less than four years (other than foreclosure property and involuntary conversions); (ii) stock or securities held for less than one year; and (iii) property in a prohibited transaction.

     The necessity of complying with these income and asset tests may adversely affect the Trust's ability to pursue its business plan of acquiring the Diversified Portfolio, as well as its ability to manage that portfolio in a cost-effective and profitable manner.

                              ELECTION OF TRUSTEES

     If the Warrant Proposal and the Trust Amendments Proposal are approved, Trustees are to be elected at the Annual Meeting, to hold office until the next Annual Meeting and until their successors are elected and qualified.

TRUSTEES AND NOMINEES

     The persons named as proxy holders in the accompanying proxy card have advised the Trust that they will vote the shares represented by the proxies which they hold in favor of the election of the seven nominees named below as members of the Board, unless and except to the extent that authority to vote for one or more nominees is withheld in the proxies. In no case will proxies be voted for a greater number of persons than the number of nominees for election to the Board. Messrs. Consiglio, Chisholm, McDonald and Sternlicht are presently Trustees. Their current terms of office will expire on the date of the Annual Meeting and when their successors are elected and qualified. If a nominee becomes unavailable to serve as a Trustee for any reason, the shares represented by any proxy will be voted for the person, if any, who may be designated by the Board of Trustees to replace such nominee. However, the Board of Trustees has no reason to believe that any nominee will be unavailable to serve as a Trustee if elected.


     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Trustee or nominee. None of the nominees has any family relationship between them nor with any Trustee or executive officer of the Trust. However, Messrs. Grose, Sugarman and Gorab are employed by an entity controlled by Mr. Sternlicht.

     The following table sets forth the name, age and the position(s) with the Trust (if any) currently held by each person nominated as a Trustee:


Name                            Age  Title
- ----------------------------    ---  ------------------------------------------

Ronald J. Consiglio (1)(2)       51  Trustee, Chairman, Chief Executive Officer
                                      and President
J. D'Arcy Chisholm (1)(2)(3)     63  Trustee
Jack E. McDonald (1)(2)(3)       54  Trustee
Barry S. Sternlicht              35  Trustee
Madison F. Grose                 42  Nominee for Trustee
Jay Sugarman                     34  Nominee for Trustee
Eugene A. Gorab                  33  Nominee for Trustee

- ------------------
(1) Member of Independent Committee.
(2) Member of Audit Committee prior to March 1994
(3) Member of Audit and Compensation Committee formed in March 1994.

     Mr. Ronald J. Consiglio has been a Trustee since April 1988 and has served as the Chairman, Chief Executive Officer and President of the Trust since May 1993. In addition, Mr. Consiglio was the Chairman of the Independent Committee from its formation in February 1993 until its dissolution in

November 1993 and was the Chairman of the Trust's Audit Committee until March 1994. From January 1993 through June 1993, Mr. Consiglio served as Executive Vice President and Chief Administrative Officer of Reynolds Kendrick Stratton, Inc., a Los Angeles based securities brokerage firm. From 1990 through 1992, Mr. Consiglio was the Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co., Inc. where he was responsible for operations, administration and finance. From 1988 through 1990 he was the Senior Vice President of the investment banking firm of Wedbush Morgan Securities, Inc. ("WMS"), and from 1984 through 1988 he was Executive Vice President of a predecessor firm, Morgan, Olmstead, Kennedy & Gardner Incorporated. He was responsible for WMS's investment banking activities, as well as many of the administrative and operation functions of the firm. He is a certified public accountant and was a partner in Deloitte Haskins & Sells from 1977 to June 1984. In 1992, Mr. Consiglio served as the District Chairman of the National Association of Securities Dealers' District Business Conduct Committee. Mr. Consiglio is also an executive officer, Trustee and Chairman of AMIT and is a business consultant.

     Mr. J. D'Arcy Chisholm has been a Trustee of the Trust since September 1989 and is a member of the Audit and Compensation Committee. He has been a consultant to real estate, business and educational entities. From 1980 until September 1989, Mr. Chisholm was associated with the Institute for Pastoral and Social Ministry at the University of Notre Dame, initially as a volunteer, then as an assistant director from 1982 until 1986 and finally as an associate director from 1986 until 1989. From 1971 until 1980, Mr. Chisholm served in several capacities for Shareholder Services, Inc., the predecessor company to Angeles and its subsidiaries, including president of its property management company and president of its property sales company. Prior to 1971, Mr. Chisholm was employed at the following real estate related firms; Real Estate Research Corporation, Del E. Webb Corporation and Milton Meyer Company. He holds a BA degree from the University of Notre Dame and is a graduate of the Executive Program at UCLA's Graduate School of Business. Mr. Chisholm also serves as a Trustee of AMIT and serves on AMIT's Audit and Compensation Committees.

     Mr. Jack E. McDonald has been a Trustee of the Trust since April 1988 and served as Chief Financial Officer from May 1993 to December 1995. As of December 1995, Mr. McDonald has been chairman of the Audit and Compensation Committee. He has been Chief Executive Officer of JEM Diversified Management Company, Inc., a Los Angeles-based business consulting firm since 1989. Mr. McDonald is a certified public accountant, certified financial planner and tax and business consultant and received his BS in Accounting from Cal Poly University - Pomona in 1969. Mr. McDonald served in the tax department of Ernst & Ernst for five years before forming a certified public accounting firm that specialized in real estate in 1974. Mr. McDonald is a founder and former director of a California savings and loan association and past Chapter President of the National Association of Accountants. He is an active member of the American Institute of Certified Public Accountants and California Society of Certified Public Accountants. Mr. McDonald also serves as a Trustee and executive officer of AMIT and serves on AMIT's Audit and Compensation Committee.

     Mr. Barry S. Sternlicht became a Trustee and Chairman of the Audit and Compensation Committee of the Trust in March 1994. In December 1995, Mr. Sternlicht resigned from the Audit and Compensation Committee. In mid-1993, he founded Starwood Capital Group, L.P., ("Starwood") a privately owned real estate investment firm, and has been president and chief executive officer since that time. In 1991, he founded Starwood Capital Partners, L.P., a privately owned real estate investment firm, and has been its president since inception. Starwood, SAHI, Inc., SAHI Partners and Starwood Mezzanine are under common control. In addition, Starwood is the general partner of the investment partnership that owns substantially all of the beneficial interests of SAHI Partners. From 1986 to 1991, Mr. Sternlicht was employed by JMB Realty, most recently as Senior Vice President in its acquisition group. Mr. Sternlicht serves on the Board of Trustees of Equity Residential Properties Trust, currently the largest multi-family REIT in the United States trading under the symbol "EQR" on the New York Stock Exchange (the "NYSE"). Affiliates of Starwood constitute the second largest partnership group that has contributed assets to the UPREIT partnership controlled by Equity Residential Properties Trust. In addition, Mr. Sternlicht is currently the Chief Executive Officer and Chairman of the Board of Trustees of Starwood Lodging Trust, the shares of which are paired with those of Starwood Lodging Corporation and trade under the symbol "HOT" on the NYSE. Mr. Sternlicht is also a director of Starwood Lodging Corporation, is the Co-Chairman of the Board of privately held Westin Hotels & Resorts and is a director of U.S. Franchise Systems. Mr. Sternlicht is on the Board of Governors of NAREIT and is a member of the Urban Land Institute and of the National Multi-Family Housing Council. Mr. Sternlicht received a B.A. degree from Brown University, where he was elected to Phi Beta Kappa, and an MBA with distinction and honors from Harvard Business School in 1986.

     Mr. Madison F. Grose has been an Executive Vice President and General Counsel of Starwood and its predecessor entity since July, 1992. Mr. Grose is a graduate of Stanford University and received his law degree from UCLA in 1978. Prior to joining Starwood, Mr. Grose was one of eight original partners of the Los Angeles based law firm of Messrs. Pircher, Nichols & Meeks and established and managed its office in New York, New York from April 1985 through June, 1992. Mr. Grose has extensive experience in real estate acquisitions, financing and development, having structured, negotiated and closed in excess of $2 billion in real estate acquisitions and financings of retail shopping centers, hotels, office buildings and multi-family housing. Mr. Grose currently is a member of the Board of Trustees of Starwood Lodging Trust.

     Mr. Jay Sugarman has been an Executive Vice President of Starwood since December, 1993 and is the President of Starwood Mezzanine. Mr. Sugarman is a recognized expert in structuring and acquiring high-yielding real estate debt securities. From 1990 through 1993, Mr. Sugarman managed a diversified investment fund on behalf of the Burden family, a branch of the Vanderbilts, and the Ziff family, former owners of Ziff-Davis Communications. Both the Burden and Ziff families are investors in Starwood. Mr. Sugarman is a director of CAPREIT, a privately held multi-family REIT, and of Westinghouse Communities, Inc., a leading residential developer in South Florida. Mr. Sugarman received a B.A. degree, summa cum laude, from Princeton University and is a graduate of Harvard Business School, where he was a Baker Scholar.

     Mr. Eugene A. Gorab is an Executive Vice President of Starwood and has been an executive officer of Starwood and its predecessor entity since January, 1992. Mr. Gorab is a graduate of Bucknell University and received a Masters of Business Administration from the University of Chicago in 1989. Mr. Gorab was an acquisitions officer for JMB Realty Corporation in Chicago from 1989 until joining Starwood's predecessor. At Starwood, Mr. Gorab heads the development group and is responsible for non-hotel related single asset acquisitions. In addition, Mr. Gorab oversees Starwood's asset management group.

INFORMATION REGARDING THE BOARD OF TRUSTEES AND ITS COMMITTEES

     INDEPENDENT COMMITTEE. On February 26, 1993, in recognition of the conflicts of interest between the Trust and Angeles, a committee was formed consisting solely of Trustees who were not affiliated with Angeles. The Independent Committee was given the authority to evaluate, negotiate and implement the restructuring of the Trust's assets and liabilities, and to make all decisions relating to the Trust's dealings with Angeles or any of its affiliates. An independent firm of valuation consultants and independent counsel were engaged to assist the Independent Committee. Mr. Frank Bryant, who died in August, 1994, and Messrs. Consiglio, Chisholm and McDonald served on the Independent Committee with Mr. Consiglio serving as Chairman. In November 1993, the Independent Committee ceased to exist upon the resignation of the last remaining Trustee who was affiliated with Angeles.

     AUDIT COMMITTEE AND COMPENSATION COMMITTEE. The Board of Trustees has delegated a portion of its authority to an Audit and Compensation Committee comprised of the Independent Trustees. This Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent auditors, oversees the financial reporting process, develops and approves plans for the annual duties of the Trustees, reviews fees charged by the independent auditors, reviews the scope and results of the auditors' reports and reviews and monitors the implementation of suggestions made by the independent auditors.
The Audit and Compensation Committee is kept apprised by management of the Trust's internal control procedures. Additionally, the Audit and Compensation Committee reviews and monitors non-audit services provided by the independent auditors and oversees, reviews and approves the compensation of the Trustees and officers of the Trust. Upon Shareholder approval of the Incentive Plans Proposals (as hereinafter defined), the Audit and Compensation Committee's responsibilities shall include administering the Incentive Plans (as hereinafter defined), unless the Board of Trustees establishes a committee whose sole purpose is administering such Plans. See "TRUSTEES' INCENTIVE PLAN PROPOSAL" and "EMPLOYEES INCENTIVE PLAN PROPOSAL." Messrs. Chisolm and McDonald serve on the Audit and Compensation Committee with Mr. McDonald serving as Chairman.

  BOARD OF TRUSTEES AND COMMITTEE MEETINGS. During the fiscal year ending December 31, 1995, the Board of Trustees held one regular meeting, by telephone, at which all of the Trustees participated. The Audit and Compensation Committee met once during fiscal year 1995.

EXECUTIVE OFFICERS

     The following information relates to the executive officers of the Trust who are not Trustees and are not nominated as Trustees. Each of the officers serves at the pleasure of the Board of Trustees and is customarily appointed as an officer at the annual meeting of the Board of Trustees held following each Annual Meeting of Shareholders.

      Name           Age  Title
      -------------- ---  -----------------------------------------------------

      Ann Merguerian  39  Vice President, Chief Financial Officer and
                          Secretary

     Mr. McDonald resigned as the Chief Financial Officer in December 1995.

     Ms. Merguerian became the Vice President and Secretary of the Trust in March 1994, and the Chief Financial Officer in December 1995. Prior to joining the Trust in May 1993, she was employed by Angeles from June 1981 through April 1993. Her last position with Angeles and its subsidiaries was as a Senior Vice President of the Asset Management Group. From September 1977 to May 1981, she served as a Senior Accountant at Ernst & Young (which was formerly known as Ernst & Whinney). Ms. Merguerian is a certified public accountant. Ms. Merguerian is also a Vice President, Chief Financial Officer and Secretary of AMIT.

EXECUTIVE OFFICERS' COMPENSATION

     For the year ended December 31, 1995, Mr. Consiglio received a total of $31,500.00 for services as an executive officer of the Trust and an additional $12,000.00 for serving on the Board of Trustees. For the year ended December 31, 1995, Mr. McDonald was paid no compensation for his services as the Chief Financial Officer of the Trust, and $9,000.00 as compensation for serving on the Board of

Trustees. No other executive officer of the Trust received compensation from the Trust during the year ended December 31, 1995. Officers who were employees of Angeles during the period were compensated by Angeles or one of its subsidiaries but no such compensation was specifically granted for serving as an officer or Trustee of the Trust.

                           SUMMARY COMPENSATION TABLE

                                                       Annual
                                                    Compensation
                                                    ------------
                                                                    All Other
         Name and Principal Position          Year     Salary     Compensation
- --------------------------------------------  ----  ------------  ------------
Ronald J. Consiglio, Chief Executive Officer  1995    $31,500        $12,000
                                              1994    $41,850        $12,000
                                              1993    $90,900        $21,500

Jack E. McDonald, Chief Financial Officer     1995    $     0        $ 9,000
                                              1994    $     0        $13,000
                                              1993    $     0        $26,250

AUDIT AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Audit and Compensation Committee's compensation policy for the last fiscal year was to set salaries at levels the Audit and Compensation Committee believes will attract, retain and motivate highly competent individuals. Additionally, the Audit and Compensation Committee is currently seeking to create a commonality of interest between the executives and the Shareholders by linking the executive's total compensation to the performance of the Trust. See "PROPOSED SHARE INCENTIVE PLANS." In determining the salary of Mr. Consiglio, the Audit and Compensation Committee considered the responsibilities of Mr. Consiglio as the Chief Executive Officer, President, Trustee and Chairman of the Board of Trustees of the Trust, Mr. Consiglio's experience and the salaries paid in the competitive marketplace for executive talent, including a comparison of the salaries for comparable positions at other companies.

     The Audit and Compensation Committee currently intends for all compensation paid to the Trust's executive officers to be tax deductible to the Trust pursuant to Section 162(m) of the Code ("Section 162(m)"). Section 162(m) provides that compensation paid to executive officers in excess of $1,000,000 cannot be deducted by the Trust for federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by the Shareholders. In the future, however, if, in the judgment of the Audit and Compensation Committee, the benefits to the Company of a compensation program that does not satisfy the arbitrary and inflexible conditions of Section 162(m) outweigh the costs to the Trust of failure to satisfy these conditions, the Audit and Compensation Committee may adopt such a program.

                                Jack E. McDonald
                               J. D'Arcy Chisholm
                        AUDIT AND COMPENSATION COMMITTEE

PROPOSED INCENTIVE PLANS

     To promote the overall financial objectives of the Trust and its Shareholders by motivating eligible Trustees, officers and employees of the Trust to achieve long-term growth in Shareholder equity in the Trust and to retain the association of these individuals, the Board of Trustees has adopted, subject to Shareholder approval, the Angeles Participating Mortgage Trust 1996 Trustees' Share Incentive Plan and the Angeles Participating Mortgage Trust 1996 Share Incentive Plan. See "TRUSTEES' INCENTIVE PLAN PROPOSAL" and "EMPLOYEES' INCENTIVE PLAN PROPOSAL."

AUDIT AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In March 1994, the Board of Trustees reconstituted the Audit Committee to become the Audit and Compensation Committee. The Audit and Compensation Committee oversees, reviews and approves the compensation of the Trustees and officers of the Trust, including administration of the Incentive Plans. Currently, Messrs. Chisholm and McDonald serve on the Audit and Compensation Committee, with Mr. McDonald serving as Chairman. See "ELECTION OF TRUSTEES -- Information Regarding Board of Trustees and Its Committees -- Other Committees."

TRUSTEES' COMPENSATION

     Each Trustee who is not also an officer of Angeles or of any of its subsidiaries, receives a fee of $12,000 per year, which is paid quarterly. Each of the unaffiliated Trustees also receives an additional fee of $1,000 for each meeting of the Board of Trustees which he attends in person, $750 for each meeting of the Board of Trustees which he attends telephonically, and $500 for each Audit and Compensation Committee or Independent Committee meeting which he attends, either personally or telephonically. Trustees are also reimbursed for any expenses incurred in attending such meetings or incurred as a result of other work performed for the Trust. The Trustees who are affiliated with Angeles and its subsidiaries do not receive any compensation from the Trust. If the Proposals are approved, the SAHI Nominees will be restricted from receiving compensation from the Trust. See "RISK FACTORS -- Conflicts of Interest."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until February 1, 1993, the Trust paid AFC monthly advisory fees for trust administration and for non-accountable expenses equal to .25% and .20% per annum of Trust Proceeds, respectively. The Trust also reimbursed an affiliate of AFC for administrative expenses incurred on its behalf. In February 1993, AFC's advisory services to the Trust were terminated. The amounts paid to AFC or its affiliate for the one month period ended February 1, 1993 were as follows:

                                                1993
                                               -------

          Advisory fees......................  $11,000
          Non-accountable expense allowance..  $ 8,000
          Administrative expenses............  $ 6,000

    The Trust did not pay any fees to Angeles or affiliated entities in 1994 and 1995.

     The following graph compares the total cumulative shareholder return on the Class A Shares from December 31, 1990 to December 31, 1995 to that of the (a) Standard & Poor's 500 Index, and (b) NAREIT Mortgage REIT Total Return Index, an index that included 24 companies with a market capitalization of $3.3 billion.

                             [GRAPH APPEARS HERE]

==================================================================================================
                December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                    1990          1991          1992          1993          1994          1995
- --------------------------------------------------------------------------------------------------
The Trust         $100.00       $109.31       $129.18       $128.28       $ 72.16       $ 64.14
- --------------------------------------------------------------------------------------------------
S&P 500           $100.00       $130.55       $140.56       $154.60       $156.63       $215.25
- --------------------------------------------------------------------------------------------------
Mortgage REITs    $100.00       $131.83       $134.36       $153.91       $116.51       $190.39
==================================================================================================


RECOMMENDATION REGARDING THE BOARD ELECTION PROPOSAL

     The Board of Trustees recommends that you vote FOR the seven named nominees to be elected as the Trustees of the Trust.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 30, 1996 with respect to any Class A Shares owned by the Trustees and individual Shareholders known to be the beneficial owner of more than five percent (5%) of the issued and outstanding Class A Shares. There are no other Trustees or officers of the Trust who beneficially own either Class A Shares or Class B Shares. The Trust had 1,927 Class A Shareholders of record as of May 30, 1996. All of the issued and outstanding Class B Shares (a total of 1,275,000 Shares) are owned by SAHI Partners.


                                                                                  Amount and
                                                                                   Nature of
                                                                                  Beneficial          Percent
 Title of Class               Name and Address of Beneficial Owner               Ownership(1)         of Class
- ---------------   ------------------------------------------------------------   ------------         --------
Class A Shares    SAHI Partners, Three Pickwick Plaza, Suite 250, Greenwich,
                  CT 06830.....................................................        26,020(2)        1.0%
Class A Shares    SAHI Partners................................................       244,100           9.6%
Class A Shares    SAHI, Inc., Three Pickwick Plaza, Suite 250, Greenwich, CT
                  06830........................................................       270,120(3)       10.6%
Class A Shares    SWL Acquisition Partners, L.P., Three Pickwick Plaza, Suite
                  250, Greenwich, CT  06830....................................       270,120(3)       10.6%
Class A Shares    SWL Mortgage Investors, Inc., Three Pickwick Plaza, Suite
                  250, Greenwich, CT  06830....................................       270,120(3)       10.6%
Class A Shares    Angelo, Gordon & Co., L.P., 245 Park Avenue, New York,
                  NY 10167.....................................................       254,700(4)        9.9%
Class A Shares    Pure World, Inc. (formerly American Holdings, Inc.), 376
                  Main Street, Bedminster, NJ 07921............................       246,400(5)        9.7%
Class A Shares    The TCW Group, Inc., 865, South Figueroa Street, Los
                  Angeles, CA 90017............................................       139,200(6)        5.4%
Class A Shares    J. D'Arcy Chisholm, 340 N. Westlake Blvd., Suite 230,
                  Westlake Village, CA  91362..................................
Class A Shares    Barry Sternlicht, Three Pickwick Plaza, Suite 250,                      773               (7)
                  Greenwich, CT  06830.........................................       270,120(3)       10.6%
Class A Shares    Ronald J. Consiglio, 340 N. Westlake Boulevard, Suite 230,
                  Westlake Village, CA 91362...................................         5,500               (7)
Class A Shares    Ann Merguerian, 340 N. Westlake Boulevard, Suite 230,
                  Westlake Village, CA 91362...................................        10,000               (7)
Class B Shares    SAHI Partners................................................     1,275,000(3)        100%
Class B Shares    Barry Sternlicht.............................................     1,275,000(3)        100%
Class B Shares    SAHI, Inc....................................................     1,275,000(3)        100%
Class B Shares    SWL Acquisition Partners, L.P. ..............................     1,275,000(3)        100%
Class B Shares    SWL Mortgage Investors, Inc. ................................     1,275,000(3)        100%
Class A Shares    All Executive Officers and Trustees as a group (6 persons)...       286,393(3)       11.2%
Class B Shares    All Executive Officers and Trustees as a group (6 persons)...     1,275,000(3)        100%
- ------------------

(1) Except as otherwise indicated and subject to applicable community property laws and similar statutes, the person listed as beneficial owner of shares has sole voting power and dispositive power with respect to the shares.
(2) Represents 1,275,000 Class B Shares which are presently convertible into 26,020 Class A Shares.
(3) Represents 244,100 Class A Shares currently held by SAHI Partners and 1,275,000 Class B Shares currently held by SAHI Partners which are presently convertible into 26,020 Class A Shares. SAHI, Inc. and SWL Acquisition Partners, L.P., a Delaware limited partnership ("SWL Partners"), are the sole general partners of SAHI Partners. SWL Mortgage Investors, Inc., a Delaware corporation ("SWL Mortgage"), is the sole general partner of SWL Partners. Mr. Sternlicht is the sole stockholder of SWL Mortgage and the controlling stockholder of SAHI, Inc. By virtue of such holdings and relationships, Mr. Sternlicht, SAHI, Inc., SWL Partners and SWL Mortgage may be deemed to have an indirect pecuniary interest in the Class A Shares and Class B Shares held by SAHI Partners to the extent of his or its proportionate direct or indirect partnership interest, as the case may be; however, Mr. Sternlicht, SAHI, Inc., and SWL Mortgage have expressly disclaimed such beneficial ownership.

(4) As reported on the Schedule 13G filed by Angelo, Gordon & Co. L.P. ("Angelo Gordon"), on February 8, 1995. As of December 31, 1994, Angelo Gordon may be deemed to be the beneficial owner of 252,700 Shares as a result of voting and dispositive powers that it held with respect to the 49,600 Shares it holds for its own account and 203,100 Shares held for the account of five private investment funds for which it acts as general partner and/or investment adviser. In addition thereto, Angelo Gordon may be deemed to have dispositive powers, but not voting powers, with respect to 2,000 Shares owned by clients of Angelo Gordon for whom John M. Angelo has been given such dispositive powers. Mr. Angelo may be considered a beneficial owner of the 252,700 Shares held by Angelo Gordon referred to above. In addition thereto, Mr. Angelo has dispositive powers, but not voting powers, with respect to 2,000 Shares owned by clients of Angelo Gordon. Mr. Angelo is the chief executive officer of Angelo Gordon and is a general partner of AG Partners, L.P., the sole general partner of Angelo Gordon. Michael L. Gordon may be considered a beneficial owner of the 252,700 Shares held by Angelo Gordon referred to above. Mr. Gordon is the chief operating officer of Angelo Gordon and is the other general partner of AG Partners, L.P., the sole general partner of Angelo Gordon.
(5) As reported on the Schedule 13D, Amendment No. 4 filed by Pure World, Inc. (formerly American Holdings, Inc.) on February 12, 1996.

(6) As reported on the Schedule 13G filed by The TCW Group, Inc. on February 12, 1996. Robert Day, an individual who may be deemed to control The TCW Group, Inc., may be deemed to beneficially own the Shares which may be deemed to be beneficially owned by The TCW Group, Inc.
(7) Less than 1% of the class (a total of 2,550,000 Class A Shares are issued outstanding).

                              PARTNERSHIP PROPOSAL

     If the Warrant Proposal and the Trust Amendments Proposal are approved and the nominees for Trustees are elected, the Board will ask the Shareholders to consider and vote upon a proposal to approve the formation and capitalization of the Partnership, to be named "APT Limited Partnership", on the terms and conditions hereinafter described (the "Partnership Proposal"). The following description of the formation, capitalization and governance of the Partnership, and related matters, describes certain provisions of the relevant agreements and does not purport to be complete and is qualified in its entirety by reference to the actual agreements.

FORMATION AGREEMENT


     The Trust and Starwood Mezzanine propose to enter into a Formation Agreement (the "Formation Agreement"), setting forth the terms and conditions upon which the Partnership will be formed and initially capitalized. Pursuant to the Formation Agreement, on the date the formation and capitalization of the Partnership is consummated (the "Closing Date"), the parties have agreed that
(i) the Trust and Starwood Mezzanine will execute and deliver the Limited Partnership Agreement of the Partnership (the "Partnership Agreement"), (ii) the Trust will contribute $400,000, in cash, to the Partnership in exchange for a general partnership interest in the Partnership representing a 7.76% in the Partnership, and (iii) Starwood Mezzanine will contribute the Certificates to the Partnership in exchange for a limited partnership interest in the Partnership representing a 92.24% interest in the Partnership. The Certificates will be contributed to the Partnership free and clear of all liens, claims, encumbrances or indebtedness.

     1. CONDITIONS TO FORMATION OF THE PARTNERSHIP.

     The respective obligations of each of the Trust and Starwood Mezzanine to form the Partnership and to provide it with the initial capitalization described above will be subject to the satisfaction or waiver of the following conditions:
(i) the Shareholders shall have approved the Warrant Proposal and the Trust Amendments Proposal and the named nominees shall have been elected to the Board of Trustees; (ii) the absence of injunctions or other legal restraints or prohibitions; and (iii) the receipt of all necessary governmental and regulatory approvals and consents.

     The obligations of the Trust to form and capitalize the Partnership will also be subject to the satisfaction or waiver of the following conditions: (i) the accuracy of the representations and warranties of Starwood Mezzanine contained in the Formation Agreement; (ii) the absence of a material adverse effect with respect to the Certificates or the collateral therefor between the date of the Formation Agreement and the Closing Date; and (iii) the receipt by the Trust of certain legal opinions and certificates. In addition, the obligations of Starwood Mezzanine to consummate the formation and capitalization of the Partnership will also be subject to the satisfaction or waiver of the following conditions: (i) the accuracy of the representations and warranties of the Trust contained in the Formation Agreement; (ii) the absence of a material adverse effect on the Trust between the date of the Formation Agreement and the Closing Date; and (iii) the receipt by Starwood Mezzanine of certain legal opinions and certificates.

     2. AMENDMENT; TERMINATION AND COSTS.

     The Formation Agreement may be terminated (including the obligations of the parties thereunder to effect the formation and capitalization of the Partnership) prior to the Closing Date (i) by the mutual consent of the Trust and Starwood Mezzanine; (ii) by the Trust upon a material breach of the Formation Agreement by Starwood Mezzanine (after Starwood Mezzanine has been given a reasonable opportunity to cure such breach) or if any condition to the consummation of the formation and capitalization of the Partnership by the Trust is not satisfied or waived at such time as it is no longer possible to satisfy such condition; (iii) by Starwood Mezzanine upon a material breach by the Trust of the Formation Agreement (after the Trust has been given a reasonable opportunity to cure such breach) or if any condition to Starwood Mezzanine's consummation of the formation and capitalization of the Partnership is not satisfied or waived at such time as it is no longer possible to satisfy such condition or if, between the date of the execution and delivery of the Formation Agreement and the Closing Date, the AMEX shall de-list the Class A Shares; (iv) by the Trust or Starwood Mezzanine if the Partnership is not formed and capitalized on or before August 31, 1996 (the "Outside Date"), except that prior to the Outside Date no party may terminate the Formation Agreement pursuant to such provision if that party is then in material breach of its representations or covenants in the Formation Agreement; or (v) by the Trust or Starwood Mezzanine if the Trust enters into an agreement with any party other than Starwood Mezzanine or any other entity controlled by Starwood or its principals (a "Starwood Controlled Party") which is not consistent with the obligations of the Trust set forth in the Formation Agreement or with the consummation of the transactions contemplated by the Formation Agreement, so long as, in the case of any termination by the Trust, the Trust materially complied with the provisions described under the section entitled "No Solicitation" below. For purposes of the Formation Agreement, an agreement with a party other than Starwood Mezzanine or a Starwood Controlled Party will be deemed to be inconsistent with the obligations of the Trust set forth in the Formation Agreement in the event that such agreement would impose any exclusivity or non-competition agreements on the Trust or Partnership or would require a commitment of Trust or Partnership capital in excess of $100,000, in the aggregate.

     The Formation Agreement provides that except as described below, each of the parties thereto will bear its own costs and expenses incurred in connection with the formation and capitalization of the Partnership. If the Formation Agreement is terminated pursuant to clause (v) in the preceding paragraph, then Starwood Mezzanine shall be entitled to the reimbursement of its reasonable, out-of-pocket expenses incurred in connection with the formation and capitalization of the Partnership (including, the negotiation, execution and delivery of the Formation Agreement).

     3. REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

     The Formation Agreement contains various representations and warranties of the Trust. These include representations and warranties as to (i) its organization, good standing and power to carry on its business, (ii) its authorized and outstanding shares, (iii) its authority to enter into and consummate the formation and capitalization of the Partnership and the enforceability of the agreements entered into by the Trust, (iv) the absence of certain conflicts between the consummation of the formation and capitalization of the Partnership and certain documents, agreements and instruments, (v) the absence of undisclosed litigation or proceedings and (vi) the accuracy of reports and statements filed with the SEC since July 18, 1988 and of the financial statements included therein. In addition, the Formation Agreement contains a representation and warranty of the Trust as to the amount of its assets and property and as to its eligibility to qualify to elect to be taxed as a REIT for the taxable year ending December 31, 1996.

     The Formation Agreement also contains representations and warranties of Starwood Mezzanine, including representations and warranties as to (i) its organization, good standing and power to carry on its business, (ii) its authority to enter into and consummate the formation and capitalization of the Partnership and the enforceability of the agreements entered into by Starwood Mezzanine, (iii) the absence of undisclosed litigation or proceedings, (iv) the absence of certain conflicts between the consummation of the formation and capitalization of the Partnership and certain documents, agreements and instruments, (v) the acquisition of Units by Starwood Mezzanine for investment purposes, and (vi) the accuracy of information and financial statements supplied by Starwood Mezzanine for inclusion in this Proxy Statement. In addition, the Formation Agreement contains representations and warranties of the Trust regarding the Certificates and the Trust's compliance with the Employee Retirement Income Security Act of 1974, as amended.

     Each of the Trust and Starwood Mezzanine has agreed to indemnify and hold harmless each other and the Partnership (and their respective subsidiaries, affiliates and successors) from all liabilities, losses or damages and reasonable out-of-pocket expenses incurred in connection with (i) its breach or failure to perform its obligations in the Formation Agreement or any other agreement entered into by it in connection with the Formation Agreement and (ii) any breach of any representation or warranty made by it in the Formation Agreement or any other agreement entered into by it in connection with the Formation Agreement. The indemnification obligation of each of the Trust and Starwood Mezzanine described in this paragraph is limited to $500,000 in the aggregate.

     The Formation Agreement will provide that the representations and warranties contained in the Formation Agreement will survive until the first anniversary of the Closing Date (except for the representation of the Trust with respect to its eligibility to qualify to elect to be taxed as a REIT for the taxable year ending December 31, 1996, which survives until the second anniversary of the Closing Date), at which time such representations terminate, and that any claim in respect of those representations and warranties must be asserted in writing prior to such termination.

     The Formation Agreement will provide that if the formation and capitalization of the Partnership is consummated, an indemnifying party may elect to make an indemnification payment by transferring Units in lieu of making a cash payment.

     4. COVENANTS PRIOR TO THE CLOSING.

     The Trust has agreed to cause this Proxy Statement to comply with the Securities Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder (the "Exchange Act") and cause this Proxy Statement, at all relevant times, to be accurate and not misleading (except to the extent any inaccuracy is a result of information supplied by Starwood Mezzanine). Starwood Mezzanine has agreed to furnish to the Trust all information required for this Proxy Statement, and to cooperate in connection with any necessary amendment or supplement to this Proxy Statement. Prior to the Closing, the Trust has agreed not to amend or delete any of the Proposals without Starwood Mezzanine's approval. The Board of Trustees may at any time prior to the Closing Date withdraw, modify or change any recommendation regarding the matters set forth in this Proxy Statement or recommend and declare advisable any other offer, proposal or transaction if in any such case it determines upon advice of legal counsel that the failure to so withdraw, modify or change such recommendation could be reasonably expected to involve it in a breach of fiduciary duties under applicable law.

     In addition, the Trust and Starwood Mezzanine have each agreed that prior to the Closing Date they will carry on their respective businesses with respect to the assets to be contributed by them to the Partnership only in the ordinary course and will not enter into any material transaction with respect to such assets other than in the ordinary course.

     The Trust has also agreed that, prior to the Closing Date, except as contemplated by the Formation Agreement, without the prior written consent of Starwood Mezzanine, it will not (i) take or omit to take any action to cause the Trust to fail to be eligible to elect and qualify to be taxed as a REIT for the taxable year ending December 31, 1996, (ii) acquire additional real estate or other assets, (iii) issue or agree to issue any new debt or equity securities or
(iv) declare or pay any dividends or other distributions to the holders of the Class A Shares other than as are necessary to preserve the REIT status of the Trust.

     Starwood Mezzanine has also agreed that it will not, without the prior written consent of the Trust, (i) voluntarily dispose of any portion of the Certificates or of the underlying collateral therefor or (ii) voluntarily encumber the Certificates or any of the underlying collateral therefor.

     5. NO SOLICITATION.

     The Trust has agreed that from and after the date of the Formation Agreement, except as otherwise permitted by the Formation Agreement, it will not, and will instruct its officers and trustees not to, solicit or otherwise engage in any discussions or negotiations with any person other than Starwood Mezzanine or a Starwood Controlled Party relating to any "Proposal" (as defined below); provided, however, that the Trust and its officers and trustees may engage in discussions or negotiations with any person (provided that the Trust did not solicit such discussions or negotiations on or after July 1, 1995, if the Board of Trustees determines in good faith upon advice of legal counsel that a failure to engage in such negotiations could reasonably be expected to involve a breach of fiduciary duties under applicable law. Notwithstanding the foregoing, nothing shall prevent the Board of Trustees from taking, and disclosing to the Shareholders, a position in respect of a "Proposal" as contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act. A "Proposal" for purposes of the Formation Agreement is a recapitalization or restructuring of the Trust or the Partnership, the creation of any so-called "UPREIT" or "DOWNREIT" partnership or other entity, a sale, disposition or refinancing of all or portions of the Trust's assets, the issuance of additional debt or equity securities of the Trust or of the Partnership, the transfer in one transaction or a series of related transactions of more than 10% of the existing debt or equity securities of the Trust or the appointment to the Board of Trustees of one or more trustees designated by a single person or entity or its affiliates, other than as designated by Starwood Mezzanine or a Starwood Controlled Party; provided that any transaction by Starwood Mezzanine shall not be a "Proposal."

DESCRIPTION OF CERTIFICATES

     The Certificates are pass-through participation certificates which represent 100% of the beneficial ownership interest in a $5,138,334.00 (as of February 29, 1996) performing, non-recourse first mortgage loan on the Warwick Hotel and Apartments located in Philadelphia, Pennsylvania. The hotel was originally built in 1926 and consisted of 600 rooms. The hotel was converted to 211 apartment units and 153 hotel rooms between 1977 and 1979. The property was appraised in 1992 at $13.6 million. The borrower under the mortgage is the Frankel-Warwick Limited Partnership, which was formed in 1977 to acquire and renovate the property. The Warwick Hotel and Apartments was previously encumbered by a second mortgage. This mortgage was purchased by the existing owners.

     The mortgage bears interest at 9.0% per annum, with payments of accrued interest and principal required to be made in equal monthly installments on the basis of a 25-year amortization schedule. The mortgage matures November 1, 2004 but may be called on or after December 31, 1999 upon six months notice. The mortgage is prepayable with a 2% premium in 1996, said premium declining at the rate of 0.50% during each subsequent calendar year.

     Nominal ownership of the mortgage is held by Key Bank of New York, which services the loan in accordance with a participation and servicing agreement. Such agreement may be canceled by the holder of the Certificates at any time, in which event the holder of the Certificates would succeed to such bank as the direct holder of the mortgagee's interest.


     The cost basis (to Starwood Mezzanine) and outstanding principal balance of the mortgage underlying the Certificates are $3,622,763 and $5,138,334, respectively, as of February 29, 1996. Interest and amortization paid on the mortgage for the year ended December 31, 1995 was $486,544 and $369,436, respectively, resulting in net income on the mortgages of $855,980 for the year ending December 31, 1995 (prior to taking into account any reduction in Starwood Mezzanine's cost basis in the Certificates). As Trustees' expenses for the year ended December 31, 1995 were $6,758, the net income on the Certificates for such period was $849,222 (prior to taking into account any reduction in Starwood Mezzanine's cost basis in the Certificates). All of the income is solely from the collection of the interest portion of the mortgage payment for the year. None of the income is attributable to the discount accretion.



The following table sets forth the occupancy rate and average daily rate per room for the Warwick Hotel and Apartments for the periods indicated:


                                                    Daily
                                   Occupancy        Rate Per
                                   Rate             Room
                    1991           60%              $73.91
                    1992           71%              $71.75
                    1993           67%              $77.94
                    1994           62%              $88.97
                    1995           67%              $89.31

     For 1995, the real estate tax rate on the Warwick Hotel and Apartments was approximately 8.3% and the amount of real estate tax due for 1995 is approximately $390,060.

THE PARTNERSHIP

     OPERATION OF THE PARTNERSHIP


     The Partnership will be a limited partnership to be organized under the Delaware Revised Uniform Limited Partnership Act (the "RULPA"). The Partnership will have the Trust as its sole general partner and, initially, Starwood Mezzanine as its sole limited partner. As the sole general partner of the Partnership, the Trust will manage all the business and affairs of the Partnership. Except as hereinafter described, the Trust will have full and complete power, authority and discretion to take all actions necessary or appropriate to carry out the business of the Partnership. Notwithstanding the foregoing, without the consent of all the limited partners of the Partnership, the Trust will have no power to do any act in contravention of the Partnership Agreement or possess any Partnership property for other than a Partnership purpose. In addition, during any period in which the SAHI Nominees shall constitute a majority of the Board of Trustees (or SAHI, the SAHI Nominees or their respective affiliates collectively control a sufficient number of voting securities to elect a majority of the Board) and Starwood Mezzanine shall have an interest in either the Trust or the Partnership, without the prior approval of Starwood Mezzanine's limited partners, the Trust and the Partnership shall not pursue equity investments generally as a principal purpose (other than equity interests that are incidental to, or acquired pursuant to the exercise of remedial rights with respect to, a debt investment). See "RISK FACTORS -- Conflicts of Interests" for additional restrictions relating to the limited partners of Starwood Mezzanine. In addition, without the consent of Starwood Mezzanine, the Trust will not accept any contribution of assets or cash and issue Units in exchange therefor from Starwood Capital Group, L.P. or any Starwood Controlled Party. The Trust will account for its investment in the Partnership on a consolidated basis, in accordance with generally accepted accounting principles. After the formation and capitalization of the Partnership, the principal executive offices of the Partnership will be located at the Trust's principal executive offices.

     TERM AND DISSOLUTION

     The parties have agreed that the term of the Partnership shall be until December 31, 2096 unless sooner dissolved and terminated in the case of (i) the sale or other disposition of all or substantially all of the assets of the Partnership (unless the general partner of the Partnership elects to continue the business of the Partnership as provided in the Partnership Agreement), (ii) the written election to dissolve the Partnership by the general partner and limited partners holding in the aggregate more than 50% of the total number of issued and outstanding Units, (iii) the dissolution, termination, withdrawal, retirement, expulsion or bankruptcy of the general partner, unless such Partnership's business is continued as provided in the Partnership Agreement, and (iv) the entry of a decree of judicial dissolution of such Partnership pursuant to the RULPA.

     DISTRIBUTIONS AND REIMBURSEMENT

     The Trust will have the authority in its discretion to cause the Partnership to make distributions from time to time to the partners of the Partnership. The Trust will be authorized to cause the Partnership to distribute sufficient amounts to enable the Trust to pay dividends to Shareholders that will satisfy the REIT Requirements. The Partnership Agreement will provide that distributions from the Partnership shall be made no less frequently than monthly and shall be in accordance with the partners' percentage interests in the Partnership. The Partnership will reimburse the Trust for all expenses of the Trust incurred in connection with the business of the Partnership. In the event of a dissolution of the Partnership, the assets of the Partnership will be liquidated and (after payment of creditors and establishment of any reserves to provide for contingent liabilities) distributed to holders of Units in accordance with the positive balances in their capital accounts.

     OFFERINGS AND REDEMPTIONS OF CLASS A SHARES

     If the Trust contributes to the Partnership the net proceeds to the Trust from any offering or sale of Class A Shares (including, without limitation, any issuance of such Shares pursuant to the exercise of options, warrants, convertible securities or similar rights), the Partnership will issue to the Trust an additional number of Units equal to the number of such Class A Shares so offered. If the Trust redeems any of its outstanding Class A Shares, the Partnership will concurrently redeem therewith an equal number of Units held by the Trust for the same price as paid by the Trust for the redemption of such Class A Shares.

LIMITED PARTNER RIGHTS

     Pursuant to agreements to be entered into in connection with formation of the Partnership, Starwood Mezzanine, as a holder of Units, will have certain rights to tender all or a portion of the Units held by it to the Trust in exchange for Class A Shares, and certain rights to require the Trust to register under the Securities Act any Class A Shares which may be issued upon such exchange.

     EXCHANGE RIGHTS

     Pursuant to an Exchange Rights Agreement (the "Exchange Rights Agreement") proposed to be entered into on the Closing Date between the Trust and Starwood Mezzanine, subject to the limitations described below, Starwood Mezzanine will have the right to tender to the Trust all or a portion of the Units held by Starwood Mezzanine. The Trust will have the option to pay for such tendered Units either (i) by delivering Class A Shares to such tendering holders as described below (the "Share Option"), (ii) with cash (the "Cash Option") or
(iii) by delivering a combination of Shares and cash (the "Combined Option").
If the Trust elects the Share Option or Combined Option, the Trust will be authorized to issue Class A Shares representing up to approximately 38.7% of the issued and outstanding Class A Shares (assuming full exercise of the Class A Share Purchase Warrant shall have occurred prior to such exchange).

     The election by the Trust between those options must be made by a majority of the disinterested Trustees. If the Trust elects the Share Option or the Combined Option and if, as a result of the ownership limitations of the REIT Requirements, Starwood Mezzanine cannot receive the full number of Class A Shares otherwise issuable pursuant to such option, such tender shall be automatically reduced so that after such tender Starwood Mezzanine receives the maximum number of Class A Shares that Starwood Mezzanine can receive without violating such requirements. In such circumstances, Starwood Mezzanine may, subject to certain limitations, cause the Trust to effect a registered public offering of a number of Shares equal to the number of Class A Shares which could not be so issued as a result of the ownership limitations of the REIT Requirements. The proceeds of such offering would be used to purchase such tendered Units, as described under "PARTNERSHIP PROPOSAL -- Registration Rights Agreement."

     The number of Class A Shares issuable upon exchange of Units is subject to adjustment from time to time after the Closing Date in the event that the Trust pays a dividend or makes a distribution in Class A Shares to holders of Class A Shares, subdivides the outstanding Class A Shares into a greater number of Class A Shares or combines the outstanding Class A Shares into a smaller number of Class A Shares. The number of Class A Shares for which Units are then exchangeable shall be adjusted so that Starwood Mezzanine is entitled to receive the number of Class A Shares which Starwood Mezzanine would have owned immediately following such action had such Units been exchanged immediately prior thereto.

     The Partnership Agreement also provides that if the Trust grants, issues or sells, on a pro rata basis to all holders of Class A Shares, options, convertible securities or rights (collectively, "Purchase Rights") to purchase shares of stock, warrants, securities or other property, then each holder of Units shall be entitled to acquire rights that are substantially similar in amount, tone and tenor to the Purchase Rights which such holder would have received if its Units had been exchanged for Class A Shares immediately prior to such grant, issue or sale. Other than as described above, no further adjustments shall be made for any issuance of Class A Shares or any other event.

     If the Trust elects the Cash Option or the Combined Option, it will deliver to Starwood Mezzanine, an amount of cash in respect of each Class A Share for which cash is to be paid equal to the average closing price per share of the Class A Shares on the AMEX for the ten (10) trading day period ending on the day before the date of the related tender.

     The Exchange Rights Agreement provides that no Units shall be accepted for exchange (i) if as a result of such tender the Trust would not satisfy the REIT Requirements in any respect or (ii) prior to the expiration or termination of any applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

     REGISTRATION RIGHTS AGREEMENT

     Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") proposed to be entered into on the Closing Date between the Trust and Starwood Mezzanine, the Trust has agreed to grant registration rights with respect to Class A Shares which may be acquired upon exercise of the Class A Warrant and upon the exchange of Units. Pursuant to such registration rights, Starwood Mezzanine, on behalf of holders of Units exchangeable for not less than 250,000 Class A Shares may, subject to certain limitations, require the Trust to effect up to four registrations of Class A Shares under the Securities Act including shelf registrations of Class A Shares under the Securities Act (any such shelf registrations to be maintained until no Class A Shares are required to be registered under the Registration Rights Agreement). Starwood Mezzanine shall not have the right to cause the Trust to register its Class A Shares until such time as Starwood Mezzanine exercises the Class A Warrant for at least 2,000,000 Class A Shares.

     In addition, if the Trust does not issue Class A Shares upon a tender of Units because of the ownership limitations of the REIT Requirements, Starwood Mezzanine may, each such time, subject to certain limitations, require the Trust to effect a registered public offering under the Securities Act of an equivalent number of Class A Shares. The net proceeds of such offering (after underwriting discounts and selling commissions) would be used to purchase such tendered Units.

     Starwood Mezzanine also has rights, subject to certain exemptions and limitations, to request that the Trust include such Class A Shares in other registrations of Class A Shares by the Trust under the Securities Act ("Incidental Registrations").

     All expenses incident to such registrations (other than underwriting discounts and selling commissions and fees and expenses of counsel to the selling holders) are to be borne by the Trust.

     The Registration Rights Agreement specifies certain times during which a registration of Class A Shares cannot be initiated, including the 90-day period after the Trust effects a registration of Class A Shares and the 90-day period after Starwood delivers a demand for registration that is not withdrawn.

     The Trust has the right to delay any public offering of Class A Shares pursuant to the Registration Rights Agreement for a period of up to 90 days, if the Trust determines that an earlier sale would be materially adverse to the Trust and its shareholders. Furthermore, if the underwriters used in connection with a public offering in an Incidental Registration, advise the Trust that marketing factors require a limitation on the number of Class A Shares to be sold at a given time, the size of such offering will be reduced by decreasing the number of Class A Shares to be sold by Starwood Mezzanine.

     Holders of Units will be entitled to exercise registration rights without first having to actually effect the exchange of Units for Class A Shares. No such exchange shall be required until the applicable registration statement shall have been declared or ordered "effective" by the SEC and the holder of the Units shall have elected to exchange for Class A Shares pursuant to such registration.

POSSIBLE FUTURE EXCLUSIVITY

     Initially, the Trust will not be required to operate exclusively through the Partnership and, thus, will not have any obligation to contribute more than the cash necessary to acquire its initial interest in the Partnership (and thereafter, to contribute such cash as is necessary for the Trust to maintain at least a 1% interest in the total contributed capital from time to time to the Partnership). However, in the event that Starwood Mezzanine exercises the Class A Warrant for at least 2,000,000 Class A Shares, the Board of Trustees shall have the right to cause the Trust to contribute up to substantially all of the Trust's theretofore uncontributed assets to the Partnership for additional interests therein and, following any such contribution, to cause the Trust to agree to henceforth conduct all of its real estate-related investment activities exclusively through the Partnership, said contribution and agreement to be on such terms and subject to such conditions as the Board of Trustees may then approve. SAHI will not be required to operate exclusively through the Trust or the Partnership and will not be restrained from competing with the Trust and the Partnership. SAHI owns numerous debt and equity interests and intends to acquire additional debt and equity interests in which neither the Trust nor the Partnership shall have any interest. Starwood Mezzanine will not be obligated to contribute any capital to the Partnership other than the Certificates.

PUBLIC COMPANY COSTS

     With the exception of the costs and expenses to be incurred by the Trust to administer the Partnership and its investments and except with the prior written consent of Starwood Mezzanine, the Partnership shall not be responsible for reimbursing the Trust for any of the Trust's overhead and expenses (including, without limitation, overhead and expenses incurred to meet public company reporting requirements) for a period of two years from the contribution of the Certificates to the Partnership or, if sooner, until such time as Starwood Mezzanine shall seek to register any Class A Shares received by it pursuant to the exercise of its exchange rights with respect to its Units. The Trust is entitled to reimbursement for such expenses after such two-year period if the Trust is operating exclusively through the Partnership.

ADJUSTMENTS TO OWNERSHIP PERCENTAGES OF PARTNERSHIP

     The Trust's ownership in the Partnership shall be increased from time to time in the event that, subsequent to the Closing Date, the Trust contributes to or for the benefit of the Partnership additional cash or non-cash assets (other than amounts necessary to preserve at least a 1% interest for the Trust in the total contributed capital to the Partnership from time to time) and said interest shall also increase as and when Units are exchanged for Class A Shares or are redeemed by the Partnership. The percentage of increase in the Trust's interest in the Partnership on exchange or redemption of a Unit shall equal the percentage interest in the Partnership that such Unit represents. The Trust's ownership percentage in the Partnership shall be decreased (but never below 1%) by reason of additional cash or non-cash contributions made by Starwood Mezzanine, SAHI or new partners of the Partnership, with any dilution resulting in such decrease to be borne by the Trust and by the other partners in proportion to their ownership percentages prior to such additional contributions. From and after the Closing Date, any contributions of cash or non-cash assets by Starwood Mezzanine or other partners shall require the approval of the Trust and shall consist of assets consistent with the preservation of the Trust's status as a REIT.

FEDERAL INCOME TAX ASPECTS OF THE PARTNERSHIP

     1. GENERAL.

     In general, partnerships are "pass-through" entities that are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are subject to tax thereon, without regard to whether the partners receive a distribution from the partnership. The Trust will include in its income its allocable share of the foregoing partnership items for purposes of the various REIT income tests and in the computation of its REIT taxable income. Moreover, for purposes of the REIT asset tests, the Trust will include its proportionate share of assets held by the Partnership. The Certificates are "real estate assets" for purposes of the Code requirements that REITs have at least 75% of their assets be comprised of real estate assets, cash and cash items and government securities.

     2. ENTITY CLASSIFICATION.

     The Trust's interest in the Partnership involve special tax considerations, including the possibility of a challenge by the IRS of the status of the Partnership as a partnership (as opposed to an association taxable as a corporation) for federal income tax purposes. If the Partnership were to be treated as an association, it would be taxable as a corporation and, therefore, subject to an entity level tax on its income. Such an entity level tax would substantially reduce the amount of cash available for distribution to holders of Class A Shares. In addition, if the Partnership were to be taxable as a corporation, the character of the Trust's assets and items of gross income would change and could preclude the Trust from satisfying the asset tests and possibly the income tests under the Code, which in turn would prevent the Trust from qualifying as a REIT. Furthermore, any change in the status of the Partnership for tax purposes might be treated as a taxable event in which case the Trust might incur a tax liability without any related cash distributions.

     An organization formed as a partnership will be treated as a partnership for federal income tax purposes rather than as a corporation only if it has no more than two of the four corporate characteristics that the applicable Treasury Regulations use to distinguish a partnership from a corporation for federal income tax purposes. The Trust has not requested nor does it intend to request a ruling from the IRS that the Partnership will be treated as a partnership for federal income tax purposes. Instead, Katten Muchin Zavis & Weitzman will deliver its opinion that, based on the provisions of the Partnership's partnership agreement, and certain factual assumptions and representations described in the opinion, the Partnership will be classified as a partnership for federal income tax purposes. Unlike a private letter ruling, an opinion of counsel is not binding on the IRS, and no assurance can be given that the IRS will not challenge the status of the Partnership as a partnership for federal income tax purposes. If such a challenge were sustained by a court, the Partnership could be treated as an association taxable as a corporation for federal income tax purposes. In addition, the opinion of Katten Muchin Zavis & Weitzman is based on existing law, which is to a great extent the result of administrative and judicial interpretation. No assurance can be given that administrative or judicial changes would not modify the conclusions expressed in the opinion.

     3. PARTNERSHIP ALLOCATIONS.

     Although a partnership agreement will generally determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. Generally, Section 704(b) of the Code and the Treasury Regulations promulgated thereunder require that partnership allocations must respect the economic arrangement of the partners.

     If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The Partnership's allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder.

     4. TAX ALLOCATIONS WITH RESPECT TO CONTRIBUTED PROPERTIES.

     Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership, must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a "Book-Tax Difference"). Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. The Partnership will be formed by way of contributions of cash from the Trust and of the Certificates by Starwood Mezzanine.
Consequently, the
partnership agreement for the Partnership requires that allocations with respect to contributed property be made in a manner consistent with Section 704(c) of the Code.

     Under the operation of Section 704(c), in general, the partners of the Partnership will be allocated depreciation deductions for tax purposes that are different than such deductions would be if determined on a pro rata basis. In the event of the disposition of any contributed assets that have a Book-Tax Difference, all income attributable to such Book-Tax Difference will generally be allocated to the contributing partner, and other partners will generally be allocated only their share of capital gains attributable to appreciation, if any, occurring after the contribution. The foregoing allocations will tend to eliminate the Book-Tax Difference over the life of the Partnership. However, the special allocation rules of Section 704(c) of the Code do not always entirely eliminate the Book-Tax Difference on an annual basis or with respect to a specific taxable transaction such as a sale. Thus, the carryover basis of the contributed assets in the hands of the Partnership may cause the Trust to be allocated lower depreciation and other deductions, and possibly an amount of taxable income in the event of a sale of such contributed assets in excess of the economic or book income allocated to it as a result of such sale. This may cause the Trust to recognize taxable income in excess of cash proceeds, which, in the case of the Trust, might adversely affect the Trust's ability to comply with the REIT distribution requirements. The foregoing principles also apply in determining the earnings and profits of the Trust for purposes of determining the portion of distributions taxable as dividend income. The application of these rules over time may result in a higher portion of distributions being taxed as dividends than would have occurred had the Trust purchased the contributed assets at their agreed values.

     The Treasury Regulations under Section 704(c) of the Code allow partnerships to use several different methods of accounting for Book-Tax Differences so that the contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with the contributed property. The Trust has determined that the Partnership shall use the "traditional method" (which is specifically approved in the Treasury Regulations) for accounting for Book-Tax Differences with respect to the Certificates initially contributed to the Partnership. The Trust has not determined which of the alternative methods of accounting for Book-Tax Differences will be elected with respect to any properties contributed to the Partnership in the future.

     5. SALE OF THE PARTNERSHIP'S PROPERTY.

     Generally, any gain realized by a partnership on the sale of property held by it for more than one year will be long-term capital gain, except for any portion of such gain that is treated as (i) depreciation recapture with respect to real estate, (ii) original issue discount or market discount with respect to certain debt investments and (iii) certain other items expected to be minor in amount. However, the Trust's share of any gain realized by the Partnership on the sale of any property held by the Partnership as inventory or other property held primarily for sale to customers in the ordinary course of the Partnership's trade or business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. Such prohibited transaction income may also have an adverse effect upon the Trust's ability to satisfy the income tests for qualification as a REIT. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of business is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. The Partnership intends to hold its assets for investment, with occasional sales of assets, as are consistent with the Partnership's and the Trust's investment objectives.

     6. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF CLASS A SHARES.

     The formation and initial capitalization of the Partnership will not result in the recognition of gain or loss to the holders of the Class A Shares.

     7. OTHER TAX CONSEQUENCES.

     The Trust and the holders of Class A Shares may be subject to state or local taxation in various jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the Trust and the holders of the Class A Shares may not conform to the federal income tax consequences discussed above. CONSEQUENTLY, HOLDERS OF CLASS A SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE EFFECT OF STATE AND LOCAL TAX LAWS ON THE FORMATION AND CAPITALIZATION OF THE PARTNERSHIP.

     The Board of Trustees recommends that you vote FOR approval of the Partnership Proposal.

                      ANGELES PARTICIPATING MORTGAGE TRUST
                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

The following unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1996 and Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1996 and the year ended December 31, 1995 have been prepared to reflect the contribution of the Certificates to the Partnership created concurrently with and as condition to the contribution. The Trust will own a 7.76% interest in the Partnership with the remaining 92.24% owned by the minority investor. The Trust will account for the Partnership on the consolidated basis. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Trust. The unaudited Pro Forma Consolidated Balance Sheet was prepared as if the contribution occurred on March 31, 1996 and the Pro Forma Consolidated Statements of Operations were prepared as if the contribution has occurred on January 1, 1995. The unaudited pro forma financial information is not necessarily indicative of the results which actually would have occurred if the contribution had occurred on the dates described, nor does it purport to represent the Trust's future financial position or results of operations.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                           MARCH 31, 1996 (UNAUDITED)

                                                                                Pro Forma
                                                                Historical     Adjustments     Consolidated
                                                               ------------    -----------     ------------
ASSETS
Cash and cash equivalents                                      $    992,000                    $    992,000
Investments                                                         988,000                         988,000
Mortgages and Certificates of Participation                                     $4,757,000(1)     4,757,000
Other receivables                                                     5,000                           5,000
Other assets                                                   $    125,000                    $    125,000
                                                               ------------     ----------     ------------
 Total assets                                                  $  2,110,000     $4,757,000     $  6,867,000
                                                               ============     ==========     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Accounts payable and accrued expenses                          $    153,000                    $    153,000
                                                               ------------                    ------------
 Total liabilities                                                  153,000                         153,000
                                                               ------------                    ------------
Minority Interest                                                               $4,757,000(2)     4,757,000
Shareholders' equity:
Class A Shares (2,550,000 shares issued and
 outstanding, $1.00 par value, unlimited shares authorized)       2,550,000                       2,550,000
Class B Shares (1,275,000 shares issued and
 outstanding, $.01 par value unlimited shares authorized)            13,000                          13,000
Additional paid in capital                                       42,329,000                      42,329,000
Accumulated undistributed net realized gain from
 sale of mortgage                                                 2,545,000                       2,545,000
Accumulated distributions in excess of cumulative
 net income other than gain from sale of mortgages              (45,480,000)                    (45,480,000)
                                                               ------------                    ------------
 Total shareholders' equity                                       1,957,000                       1,957,000
 Total liabilities and shareholders' equity                    $  2,110,000     $4,757,000     $  6,867,000
                                                               ============     ==========     ============

           NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

The pro forma adjustments are to reflect the contribution of the Certificates and formation of the Partnership.

1. Reflects the contribution of the Certificates with a face value of $5,105,000 and a net book value of $4,757,000 to the Partnership.

2. Reflects Starwood Mezzanine's 92.24% minority interest in the Partnership. The 92.24% minority interest is computed based on the contribution described above and a $400,000 cash contribution by the Trust to the Partnership.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
              THREE MONTHS ENDED MARCH 31, 1996 AND THE YEAR ENDED
                         DECEMBER 31, 1995 (UNAUDITED)


                                   Three Months Ended March 31, 1996              Year Ended December 31, 1995
                             --------------------------------------------   ---------------------------------------
                                           Pro Forma                                      Pro Forma
                             Historical   Adjustments        Consolidated   Historical   Adjustments   Consolidated
                             ----------   -----------        ------------   ----------   -----------   ------------
Revenue:
 Interest income from
  other investments          $   8,000                        $   8,000     $ 148,000                   $ 148,000
 Interest income from
  certificates of
  participation                            $ 147,000(1)         147,000                  $ 623,000(1)     623,000
                             ---------     ---------          ---------     ---------    ---------      ---------
  Total revenue                  8,000       147,000            155,000       148,000      623,000        771,000
                             ---------     ---------          ---------     ---------    ---------      ---------
Costs and expenses:

 General and
  administrative expenses      205,000         2,000(2)         207,000       283,000        7,000(2)     290,000
                             ---------     ---------          ---------     ---------    ---------      ---------
  Total costs and expense      205,000         2,000            207,000       283,000        7,000        290,000
                             ---------     ---------          ---------     ---------    ---------      ---------
Net Income (loss) before
 minority interest            (197,000)      145,000            (52,000)     (135,000)     616,000        481,000
Minority Interest                           (134,000)(3)       (134,000)                  (568,000)(3)   (568,000)
                             ---------     ---------          ---------     ---------    ---------      ---------
Net Income                   $(197,000)    $  11,000          $(186,000)    $(135,000)   $  48,000      $ (87,000)
                             =========     =========          =========     =========    =========      =========


      NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

1. Reflects interest income generated from the Certificates contributed to the Partnership. Such amount includes amortization of the discount of $139,000 and $33,000 for the year ended December 31, 1995 and the three months ended March 31, 1996, respectively, using the effective interest method which results in a yield of 12% to the Partnership.

2. Represents the estimated incremental general and administrative expenses associated with the operations of the newly formed Partnership.

3.   Reflects Starwood Mezzanine's 92.24% minority interest in the
     Partnership.

           ANGELES PARTICIPATING MORTGAGE TRUST OPERATING PARTNERSHIP
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited Pro Forma Balance Sheet as of March 31, 1996 and Pro Forma Statements of Operations for the three months ended March 31, 1996 and the year ended December 31, 1995 have been prepared to reflect the formation of the Partnership. The Trust will own a 7.76% interest in the Partnership with the remaining 92.24% owned by the minority investor. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Trust. The unaudited Pro Forma Balance Sheet was prepared as if the formation and the contributions of the Certificates and cash occurred on March 31, 1996 and the Pro Forma Statements of Operations were prepared as if the formation and contributions had occurred on January 1, 1995. The unaudited pro forma financial information is not necessarily indicative of the results which actually would have occurred if the formation and contributions had occurred on the dates described, nor does it purport to represent the Partnership's future financial position or results of operations.


                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 1996

                                                Pro Forma
                                                ----------
ASSETS
Cash and cash equivalents                       $  400,000(1)
Mortgages and Certificates of Participation      4,757,000(2)
                                                ----------
 Total assets                                   $5,157,000
                                                ==========
PARTNERS' CAPITAL
Partners' capital:
General Partner                                 $  400,000(1)
Limited Partner                                 $4,757,000(2)
                                                ----------
 Total partners' capital                        $5,157,000
                                                ==========

           NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

  The pro forma financial statements reflect those of the Partnership as of March 31, 1996 and the three and twelve months ended March 31, 1996 and December 31, 1995, respectively.

1.   Reflects cash contributed to the Partnership by the General Partner.

2. Reflects the contribution of the Certificates with a face value of $5,105,000 and a net book value of $4,757,000 to the Partnership which will be classified as held to maturity. The Limited Partner's capital contribution is equal to the value of their contribution.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     THREE MONTHS ENDED MARCH 31, 1996 AND
                  THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                          Three Months Ended        Year Ended
                                                            March 31, 1996      December 31, 1995
                                                          ------------------    -----------------
Revenue:
 Interest income from certificates of participation            $147,000(1)          $623,000(1)
                                                               --------             --------
  Total revenue                                                 147,000              623,000
                                                               --------             --------
Costs and expenses:
 General and administrative expenses                              2,000(2)             7,000(2)
                                                               --------             --------
  Total costs and expense                                         2,000                7,000
                                                               --------             --------
Net Income                                                     $145,000             $616,000
                                                               ========             ========

      NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

1. Reflects interest income generated from the Certificates contributed to the Partnership. Such amount includes amortization of the discount of $139,000 and $33,000 for the year ended December 31, 1995 and the three months ended March 31, 1996, respectively, using the effective interest method which results in a yield of 12% to the Partnership.

2. Represents the estimated incremental general and administrative expenses associated with the operations of the newly formed Partnership.

                       TRUSTEES' INCENTIVE PLAN PROPOSAL

     If the Warrant Proposal, the Trust Amendments Proposal and the Partnership Proposal are approved and the named nominees are elected to the Board of Trustees, the Board will ask the Shareholders to consider and vote upon a proposal to approve the Angeles Participating Mortgage Trust 1996 Trustees' Share Incentive Plan (the "Trustees' Plan").

     The Trustees' Plan as proposed is set forth as Exhibit F to this Proxy Statement and the description of the Trustees' Plan contained herein is qualified in its entirety by reference to Exhibit F.

ADOPTION OF THE APEX PROPERTY TRUST 1996 TRUSTEES' SHARE INCENTIVE PLAN

     Subject to the approval of the Shareholders, the Board of Trustees approved the adoption of the Trustees' Plan effective as of April 28, 1994. Shareholder approval of the Trustees' Plan is sought to qualify the Trustees' Plan pursuant to Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and thereby render certain transactions under the Trustees' Plan exempt from certain provisions of Section 16 of the Exchange Act or as otherwise specified by the Board of Trustees. The Trustee Plan complies with and shall be subject to all other applicable provisions of Rule 16b-3 under the Act.

GENERAL

     All Trustees who are not officers or employees of the Trust are eligible to participate in the Trustees' Plan. There are currently three Trustees eligible to participate in the Trustees' Plan, Messrs. Chisholm, Sternlicht and McDonald. If elected as Trustees, Messrs. Grose, Sugarman and Gorab will also be eligible Trustees. The purpose of Trustees' Plan is to promote the overall financial objectives of the Trust and its Shareholders by motivating eligible Trustees to achieve long-term growth in Shareholder equity in the Trust and to retain the association of these individuals. The Trustees' Plan will be administered by the Audit and Compensation Committee, unless the Board of Trustees establishes a committee whose sole purpose is the administration of the Trustees' Plan (in any case, the "Trustees' Plan Committee"). The Trustees' Plan Committee shall be comprised of such number of independent Trustees as is required for application of Rule 16b-3 under the Exchange Act. A member of the Trustees' Plan Committee will not exercise any discretion respecting himself or herself under the Trustees' Plan.

     The Trustees' Plan is a flexible plan that will provide the Trustees' Plan Committee broad discretion to fashion the terms of the awards to provide eligible participants with share-based incentives as the Trustees' Plan Committee deems appropriate. It will permit the issuance of awards in the form of non-qualified stock options only.


     Up to 50,000 shares of the Class A Shares (approximately 0.66% of the outstanding Class A Shares) are reserved and available upon exercise of the options granted under the Trustees' Plan. In the discretion of the Trustees' Plan Committee, Class A Shares subject to options under the Trustees' Plan that remain unissued upon termination of such option shall become available for additional awards under the Trustees' Plan. In the event of a share dividend, share split, recapitalization, sale of substantially all of the assets of the Trust, reorganization or other similar event, the Trustees' Plan Committee will adjust the aggregate number of Class A Shares subject to options under the Trustees' Plan and the number, class and price of such shares. On May 29, 1996, the closing price of a Class A Share as reported on AMEX was $0.8125 per share.

     The Board of Trustees or Trustees' Plan Committee may amend, modify or discontinue the Trustees' Plan at any time, except if such actions (i) impair the rights of a participant without the participant's consent, or (ii) in any manner would disqualify the Trustees' Plan from the exemption provided by Rule 16b-3 under the Exchange Act. Any amendment is subject to Shareholder approval, if required by applicable law. Any amendment by the Trustees' Plan Committee is subject to approval of the Board of Trustees. The Trustees' Plan Committee may amend the terms of any award granted under the Trustees' Plan, subject to the consent of a participant if such amendment impairs the rights of such participant. Subject to these restrictions, the Board of Trustees shall have authority to amend the Trustees' Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant options which qualify for beneficial treatment under such rules without shareholder approval.

STOCK OPTIONS

     Each participant who is an eligible Trustee on the effective date of the Trustees' Plan shall receive options to purchase Class A Shares, as follows:
(i) on the effective date, an option to purchase 1,000 Class A Shares, and (ii) on each anniversary date of the effective date, an option to purchase 1,000 Class A Shares. Each participant who is not a Trustee on the effective date shall receive options to purchase Class A Shares, as follows: (i) on the date of joining the Board of Trustees, an option to purchase 1,000 Class A Shares, and (ii) on each anniversary date of joining the Board of Trustees, an option to purchase 1,000 Class A Shares. No participant may be granted options if such grant would cause any one Trustee to possess in the aggregate unexercised options to purchase more than 5,000 Class A Shares.

     Options may be granted under the Trustees' Plan from time to time in substitution for awards held by employees, trustees or service providers of other entities who are about to become Trustees of the Trust or an Affiliate as the result of a merger or consolidation of the employing entity with the Trust or an Affiliate, or the acquisition by the Trust or an Affiliate of the assets of the employing entity, or the acquisition by the Trust or Affiliate of the securities of the employing entity, as the result of which it becomes a designated employer under the Trustees' Plan. The terms and conditions of the options so granted may vary from the terms and conditions set forth in the Trustees' Plan at the time of such grant as the majority of the members of the Trustees' Plan Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     The Committee may grant only non-qualified stock options to the participants. Options granted under the Trustees' Plan will provide for the purchase of Class A Shares at the Fair Market Value on the date the option is granted. Fair Market Value means the closing price per share for each Class A Share on the relevant date, as reported by AMEX. No option shall be exercisable later than the tenth anniversary date of its grant.

     Options granted under the Trustees' Plan shall be exercisable at such times and subject to such terms and conditions as set forth in the Trustees' Plan and as the Trustees' Plan Committee shall determine or provide in an option agreement. Except as provided in any option agreement, options may only be transferred under the laws of descent and distribution or pursuant to a qualified domestic relations order (if applicable). Options shall be exercisable only by the participant during such participant's lifetime. The option exercise price is payable by the participant in cash, in Class A Shares having a Fair Market Value equal to the exercise price, a combination of cash and such shares or by evidence of debt. In addition, subject to the discretion of the Trustees' Plan Committee, the Trust may at the request of the participant
(i) lend to the participant, with recourse, an amount equal to such portion of the option price as the Trustees' Plan Committee may determine; or (ii) guarantee a loan obtained by the participant from a third-party for the purpose of tendering the option price. The terms and conditions of any such loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Trustees' Plan Committee, except that no extension of credit or guarantee shall obligate the Trust for an amount to exceed the lesser of the following: (i) the aggregate Fair Market Value on the date of exercise of the shares to be purchased upon exercise of the option less the aggregate par value of such shares, or (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

     The Trustees' Plan Committee may also allow, along with other means of exercise, cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities laws. If a participant ceases to be a Trustee due to death or disability, all outstanding options shall be exercisable for the shorter of their remaining term or one year after termination as a Trustee, and a participant's death subsequent to a disability shall not affect the foregoing. If a participant involuntarily ceases to be a Trustee (other than due to death, disability or as a result of termination for cause), all outstanding options shall be exercisable for the shorter of their remaining terms or three months. If a participant voluntarily ceases to be a Trustee or is terminated as a result of cause, all of the outstanding options shall terminate immediately. The termination provisions in the Trustees' Plan are subject to an option agreement or as the Trustees' Plan Committee may otherwise determine.

     Upon receipt of a notice from a participant to exercise an option, the Trustees' Plan Committee may elect to cash out all or part of any option to be so exercised by paying to the participant, in cash or Class A Shares, the following amount: (i) the excess of the fair market value per share of the Class A Shares subject to the unexercised option over the exercise price per share of such option, multiplied times (ii) the number of Class A Shares subject to the option.

     Upon the occurrence of a Change in Control Event all unexercised options shall become immediately exercisable. A Change in Control Event is generally defined in the Trustees' Plan to include (i) an acquisition by any person or entity (other than the SAHI Group) of 30% of the Trust's shares, (ii) the approval by the Shareholders of a merger, consolidation, liquidation or dissolution of the Trust, unless such transactions involve affiliates of the Trust. In addition, unless the Trustees' Plan Committee provides otherwise in an option agreement, after the change in control, a participant shall have the right to surrender all or part of the unexercised options and receive in cash from the Trust the following amounts for each option surrendered: (i) the excess of the Change in Control Price (as defined below) over the exercise price per share of the option, multiplied times (ii) the number of Class A Shares subject to the option. The "Change in Control Price" is the higher of (i) the highest reported sales price of a Class A Share in any transaction reported on AMEX during the relevant period, or (ii) if the change in control event is a tender offer, merger or other reorganization, the highest price per Class A Share to be paid in such transaction.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences with respect to the stock option issued under the Trustees' Plan is not comprehensive and is based upon laws and regulations in effect as of the date of this Proxy Statement. Such laws and regulations are subject to change.

     The options will be "non-qualified" stock options issued in connection with the recipient's performance of services. There are generally no Federal income tax consequences either to the optionee or to the Trust upon the grant of the option. On the exercise of the non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Trust. The dispositions of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Trust. In the event any payments or rights accruing to a participant upon a Change in Control

Event, or any other payments awarded under the Trustees' Share Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant from the Trust, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Trust may be disallowed a deduction for the amount of the actual payment. Various payroll taxes may apply at the time the employee receives compensation and income.

AWARDS UNDER THE TRUSTEES' PLAN

     No stock options have as yet been granted under the Trustees' Plan. The benefits to be received by participants in the Trustees' Plan are not currently determinable, nor can the benefits which would have been received for 1994 or 1995, if the Trustees' Plan had then been in effect, be determined. Without the prior approval of Starwood Mezzanine's limited partners during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership, none of the SAHI Group may receive options or awards under the Trustees' Plan.

RECOMMENDATION REGARDING THE TRUSTEES' PLAN

     The Board of Trustees recommends that you vote FOR approval of the Angeles Participating Mortgage Trust 1996 Trustees' Share Incentive Plan.


                       EMPLOYEES' INCENTIVE PLAN PROPOSAL

     If the Trustees' Plan is approved, the Board will ask the Shareholders to consider and vote upon a proposal to approve the Angeles Participating Mortgage Trust 1996 Share Incentive Plan (the "Employees' Plan").

     The Employees' Plan as proposed is set forth as Exhibit G to this Proxy Statement and the description of the Employees' Plan contained herein is qualified in its entirety by reference to Exhibit G.

ADOPTION OF THE APEX PROPERTY TRUST 1996 SHARE INCENTIVE PLAN

     Subject to the approval of the Shareholders, the Board of Trustees approved the adoption of the Employees' Plan effective as of April 28, 1994. Shareholder approval of the Employees' Plan is sought (i) to qualify the Employees' Plan pursuant to Rule 16b-3 under the Exchange Act, and thereby render certain transactions under the Employees' Plan exempt from certain provisions of Section 16 of the Exchange Act or as otherwise specified by the Board of Trustees, and
(ii) qualify the Employees' Plan under Section 162(m) of the Code, and thereby allow the Trust to deduct for Federal income tax purposes all compensation paid to named officers of the Trust. The Employees' Plan complies with and shall be subject to all other applicable provisions of Rule 16b-3 under the Exchange Act.

GENERAL

     The persons eligible to participate in the Employees' Plan shall be officers, trustees, employees, independent contractors and other service providers of (i) the Trust, (ii) any parent, subsidiary or affiliate of the Trust, and (iii) any entity which provides services to the Trust and which, in the opinion of Employees' Plan Committee (as defined), contributes to the growth and success of the Trust. There are currently three officers (two of whom are also Trustees) and no other employees of the Trust who are eligible to participate in the Employees' Plan. The purpose of the Employees' Plan is to promote the overall financial objectives of the Trust and its Shareholders by motivating eligible Trustees to achieve long-term growth in Shareholder equity in the Trust and to retain the association of these individuals. The Employees' Plan will be administered by the Audit and Compensation Committee, unless the Board of Trustees establishes a committee whose sole purpose is the administration of the Employees' Plan (in any case, the "Employees' Plan Committee"). The Employees' Plan Committee shall be comprised of such number of independent Trustees as is required for application of Rule 16b-3 under the Act. A member of the Employees' Plan Committee will not exercise any discretion respecting himself or herself under the Employees' Plan.

     The Employees' Plan is a flexible plan that will provide the Employees' Plan Committee broad discretion to fashion the terms of the awards to provide eligible participants with share-based incentives as the Employees' Plan Committee deems appropriate. It will permit the issuance of awards in a variety of forms, including: (i) non-qualified and incentive share options for the purchase of Class A Shares, (ii) Class A Share appreciation rights ("SARs"),
(iii) restricted Class A Shares (the "Restricted Shares"), and (iv) deferred Class A Shares (the "Deferred Shares"). Each of the awards may be granted alone or in addition to other awards.

     Awards may be granted under the Employees' Plan from time to time in substitution for awards held by employees, directors, trustees or service providers of other entities who are about to become officers, directors, trustees or employees of the Trust or an Affiliate as the result of a merger or consolidation of the employing entity with the Trust or an Affiliate, or the acquisition by the Trust or an Affiliate of the assets of the employing entity, or the acquisition by the Trust or Affiliate of the securities of the employing entity, as the result of which it becomes a designated employer under the Employees' Plan. The terms and conditions of the awards so granted may vary from the terms and conditions set forth in the Employees' Plan at the time of such grant as the majority of the members of the Employees' Plan Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.


     The Employees' Plan provides for the grant of up to 377,500 shares of the Class A Shares or approximately 15% of the currently outstanding Class A Shares and 5% of the outstanding Class A Shares if the Class A Warrant is fully exercised. In the discretion of the Employees' Plan Committee, Class A Shares subject to an award under the Employees' Plan that remain unissued upon termination of such award shall become available for additional awards under the Employees' Plan. In the event of a share dividend, share split, recapitalization, sale of substantially all of the assets of the Trust, reorganization or other similar event, the Employees' Plan Committee will adjust the aggregate number of Class A Shares subject to the Employees' Plan and the number, class and price of such shares subject to outstanding awards. On May
29, 1996, the closing price of a Class A Share as reported on AMEX was $0.8125 share.

     The Board of Trustees or Employees' Plan Committee may amend, modify or discontinue the Employees' Plan at any time, except if such amendment (i) impairs the rights of a participant without the participant's consent, or (ii) in any manner which would disqualify the Employees' Plan from the exemption provided by Rule 16b-3 under the Exchange Act. Any amendment is subject to Shareholder approval, if required by applicable law. Any amendment by the Employees' Plan Committee is subject to approval of the Board of Trustees. The Employees' Plan Committee may amend the terms of any award granted under the Employees' Plan subject to the consent of a participant if such amendment impairs the rights of such participant. Subject to these restrictions, the Board of Trustees shall have authority to amend the Employees' Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant awards under the Employees' Plan which qualify for beneficial treatment under such rules without shareholder approval.

AWARDS UNDER THE EMPLOYEES' PLAN

     STOCK OPTIONS. The Employees' Plan Committee shall determine the number of Class A Shares subject to the options to be granted to each participant. During any calendar year, options to purchase no more than 125,833 Class A Shares shall be granted to any participant. The Employees' Plan Committee may grant non-qualified stock options, incentive stock options or a combination thereof to the participants. An incentive stock option means any option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code. A non-qualified stock option means any option other than an "incentive stock option" within the meaning of the Code. Only persons who on the date of the grant are employees of the Trust or its parent or any subsidiary of the Trust may be granted options which qualify as incentive stock options. Options granted under the Employees' Plan will provide for the purchase of Class A Shares at prices determined by the Employees' Plan Committee, but in no event less than 100% of the Fair Market Value thereof on the date the option is granted. When options are granted to an individual who owns Class A Shares possessing more than 10% of the combined voting power of all classes of shares of the Trust or its parent or any subsidiary of the Trust, the option price shall not be less than 110% of Fair Market Value. No non-qualified stock options shall be exercisable later than the fifteenth anniversary date of its grant. No incentive stock option shall be exercisable later than the tenth anniversary date of its grant. In the case of an incentive stock option granted to a participant who owns 10% of the combined voting power of all classes of shares of the Trust or its parent or any subsidiary of the Trust, no incentive stock option shall be exercisable later than the fifth anniversary date of its grant. No incentive stock option shall be granted later than the tenth anniversary date of the adoption of the Employees' Plan or its approval by the Shareholders of the Trust, whichever is earlier.

     Options granted under the Employees' Plan shall be exercisable at such times and subject to such terms and conditions set forth in the Employees' Plan and as the Employees' Plan Committee shall determine or provide in an option agreement. Except as provided in any option agreement, options may only be transferred under the laws of descent and distribution or pursuant to a qualified domestic relations order (if applicable). Options shall be exercisable only by the participant during such participant's lifetime. The option exercise price is payable by the participant (i) in cash, (ii) in shares of Class A Shares having a Fair Market Value equal to the exercise price, (iii) by delivery of evidence of indebtedness, (iv) by authorizing the Trust to retain Class A Shares having a Fair Market Value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, or (vi) by any combination of the foregoing. In addition, subject to the discretion of the Employees' Plan Committee, the Trust may at the request of the participant:
(i) lend to the participant, with recourse, an amount equal to such portion of the option price as the Employees' Plan Committee may determine; or (ii) guarantee a loan obtained by the participant from a third-party for the purpose of tendering the option price. The terms and conditions of any such loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Employees' Plan Committee, except that no extension of credit or guarantee shall obligate the Trust for an amount to exceed the lesser of the following: (i) the aggregate Fair Market Value on the date of exercise of the shares to be purchased upon exercise of the option less the aggregate par value of such shares, or (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

     Upon termination of a participant's employment with the Trust due to death or disability, all unexercised options shall be exercisable for the shorter of their remaining term or one year after termination of employment, and a disabled participant's subsequent death shall not affect the foregoing. If a participant retired or involuntarily ceases to be an employee of the Trust (other than due to death, disability or as a result of termination for cause), all unexercised options shall be exercisable for the shorter of their remaining terms or three months after termination of employment. If a participant voluntarily ceases to be an employee of the Trust (other than due to retirement) or is terminated as a result of cause, all of the outstanding options shall terminate immediately. The termination provisions in the Employees' Plan for unexercised options are subject to an option agreement or as the Employees' Plan Committee may otherwise determine.

     Upon receipt of a notice from a participant to exercise an option, the Employees' Plan Committee may elect to cash out all or part of any such option by paying the participant, in cash or Class A Shares, the following amount: (i) the excess of the Fair Market Value per share of the Class A Shares subject to the unexercised option over the exercise price per share of the option, multiplied times (ii) the number of shares for which the option is to be exercised.

     SHARE APPRECIATION RIGHTS. A SAR shall entitle a participant to receive Class A Shares, cash or a combination thereof. If granted in conjunction with an option, the exercise of a SAR shall require the cancellation of the corresponding portion of the option, and the exercise of the option shall require the cancellation of the corresponding portion of the SAR. SARs may be granted on or after the corresponding grant of non-qualified stock options, but only at the same time as the corresponding grant of incentive stock options. The Employees' Plan Committee in its discretion shall determine the number of SARs awarded to a participant, but in no event shall more than 125,833 SARs be granted to any participant during any calendar year. The Employees' Plan Committee shall determine the terms and conditions of any SAR. The terms and conditions shall be confirmed in and be subject to an agreement between the Trust and the participant. If granted in conjunction with options, the SAR shall be exercisable for and during the same period as the corresponding options. Upon exercise of a SAR, a participant shall receive an amount in cash, Class A Shares or both equal to (i) the excess of the Fair Market Value per share of the Class A Shares over the option price per share (if the SAR is granted in conjunction with an option), multiplied by (ii) the number of Class A Shares subject to the SAR. In the case of a SAR granted on a stand alone basis, the Employees' Plan Committee shall determine in its discretion the value to be used in lieu of the option price. It is presently contemplated that such value shall not be less than 100% of the Fair Market Value of Class A Shares at the time of the grant of the SAR. In no event shall a SAR granted in tandem with an incentive stock option be exercised unless the Fair Market Value of the Class A Shares at the time of the exercise exceeds the option price. With respect to participants who are subject to Section 16(b) of the Act (generally officers and trustees of the Trust), the Employees' Plan Committee may require that the SARs be exercised in compliance with Rule 16b-3, including the restriction that a SAR shall not be exercisable within the first six months of its term. The transferability and termination provisions of a SAR are as set forth above with respect to stock options.

     RESTRICTED SHARES. The Employees' Plan Committee in its discretion shall determine the persons to whom Restricted Shares shall be granted, the number of Restricted Shares to be granted to each participant, the period for which Restricted Shares are restricted, and any other restrictions to which the Restricted Shares are subject. The Employees' Plan Committee may condition the award of Restricted Shares on such performance goals and other criteria as it may determine. The terms and conditions of the Restricted Shares shall be confirmed in and subject to an agreement between the Trust and the participant. During the restriction period, the Employees' Plan Committee may require that the certificates evidencing the Restricted Shares be held by the Trust. During the restriction period, the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than the foregoing restrictions imposed by the Employees' Plan Committee, the participant shall have all the rights of a holder of Class A Shares. If a participant's employment terminates during the restriction period due to death or disability, the restrictions on the Restricted Shares shall lapse. If a participant's employment shall terminate for any other reason, the remaining Restricted Shares shall be forfeited by the participant to the Trust. The termination provisions for Restricted Shares are subject to the Restricted Share agreement or as the Employees' Plan Committee may otherwise determine.

     DEFERRED SHARES. The Employees' Plan Committee in its discretion shall determine the persons to whom Deferred Shares shall be granted, the number of Deferred Shares to be granted to each participant, the duration of the period prior to which Deferred Shares will be delivered, the conditions under which receipt of the Deferred Shares will be deferred, and any other terms and conditions of the granting of the award. The terms and conditions of the Deferred Shares shall be confirmed in and subject to an agreement between the Trust and the participant. The Employees' Plan Committee may condition the award of Deferred Shares on such performance goals and criteria that it may determine. During the deferral period, the Deferred Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. At the expiration of the deferral period, the Employees' Plan Committee may deliver to the participant the Deferred Shares, cash equal to the Fair Market Value of the Deferred Shares or a combination thereof. Cash dividends on Deferred Shares shall be automatically deferred and reinvested in Deferred Shares, and shared dividends on Deferred Shares shall be paid in the form of Deferred Shares. If a participant's employment terminates during the deferred period due to death or disability, the deferred restrictions shall lapse. If a participant's employment terminates for any other reason, the remaining Deferred Shares shall be forfeited by the participant to the Trust. The termination provisions for the Deferred Shares are subject to the Deferred Share agreement or as the Employees' Plan Committee may otherwise determine.

CHANGES IN CONTROL

     Upon the occurrence of a Change in Control Event, the following shall occur: (i) all unexercised stock options and SARs shall become immediately exercisable, and (ii) all restrictions on the Restricted Shares and deferrals on the Deferred Shares shall lapse. In addition, unless the Employees' Plan Committee provides otherwise in an option agreement, after the change in control, a participant shall have the right to surrender all or part of the outstanding awards and receive in cash from the Trust the following amounts for each award: (i) the excess of the Change in Control Price (as defined) over the exercise price per share of the award, multiplied times (ii) the amount of Class A Shares subject to the award. The "Change in Control Price" is the higher of
(i) the highest reported sales price of a Class A Share in any transaction reported on AMEX during the relevant period, or (ii) if the change in control event is a tender offer, merger or other reorganization, the highest price to be paid per Class A Share in such transaction.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences with respect to the awards granted under the Employees' Plan is not comprehensive and is based upon laws and regulations in effect as of the date of this Proxy Statement. Such laws and regulations are subject to change.

     STOCK OPTIONS. There are generally no Federal income tax consequences either to the optionee or to the Trust upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income and the Trust will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Trust will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Trust will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Trust. The dispositions of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Trust.

     SHARE APPRECIATION RIGHTS. Upon the grant of a SAR, the participant will not recognize any taxable income and the Trust will not be entitled to a deduction. Upon the exercise of a SAR, the consideration paid to the participant upon exercise of the SAR will constitute compensation taxable to the participant as ordinary income. In determining the amount of the consideration paid to the participant upon the exercise of SAR for Class A Shares, the fair market value of the Shares on the date of exercise is used, except that in the case of a participant subject to the six month short swing profit recovery provision of
Section 16(b) of the Act (generally officers and trustees of the Trust) ("16(b) Persons"), the fair market value will be determined six months after the date on which the SAR was granted (if such date is later than the exercise date) unless such participant elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Trust, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the participant.

     RESTRICTED SHARES. A participant who is granted Restricted Shares may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares granted shall be taxed as capital gains (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, then the grant shall be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire, except in the case of a 16(b) Person in which case the fair market value will be determined six months after the date in which the Restricted Shares were granted (if such date is later than the expiration date of the restriction). Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Trust. The Trust is entitled to an income deduction for any compensation income taxed to the participant, subject to the 162(m) limitation on the deductibility of non-performance based compensation in excess of $1,000,000 to the named officers. Restricted Shares granted under the Incentive Plan will not qualify as performance based compensation under Section 162(m).

     DEFERRED SHARES. A recipient of an award of Deferred Shares will not recognize taxable income until the applicable deferral period has expired and the recipient is in receipt of the shares subject to the award or an equivalent amount of cash, at which time he will recognize compensation income equal to the full fair market value of the shares on such date or the amount of cash paid to him. The Trust, in computing its Federal income tax will be entitled to a deduction in an amount equal to the compensation taxable to the recipient of an award at the time the deferral period expires, subject to the Section 162(m) limitation on the deductibility of non-performance based compensation in excess of $1,000,000 to the named officers. Deferred Shares granted under the Incentive Plan will not qualify as performance-based compensation under Section 162(m).

     In the event any payments or rights accruing to a participant upon a Change in Control Event, or any other payments awarded under the Employees' Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant from the Trust, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Trust may be disallowed a deduction for the amount of the actual payment. Various payroll taxes may apply at the time the employee receives compensation.

AWARDS UNDER THE EMPLOYEES' PLAN

     No awards have as yet been granted under the Employees' Plan. The benefits to be received by participants in the Employees' Plan are not currently determinable, nor can the benefits which would have been received for 1995, if the Employees' Plan had then been in effect, be determined. Without the prior approval of Starwood Mezzanine's limited partners during any period in which Starwood Mezzanine shall have an interest in either the Trust or the Partnership, none of the SAHI Group may receive options or awards under the Employees' Plan.

RECOMMENDATION REGARDING THE EMPLOYEES INCENTIVE PLAN PROPOSAL

     The Board of Trustees recommends that you vote FOR approval of the Angeles Participating Mortgage Trust 1996 Share Incentive Plan.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP served as the Trust's independent auditors for the fiscal year ended December 31, 1995. Since the formation of the Trust, such firm or its predecessor, Deloitte Haskins & Sells, acted as independent auditors to the Trust. Deloitte & Touche LLP has been selected by the Board of Trustees to continue to serve as independent auditors to the Trust for the fiscal year ending December 31, 1996, subject to the ratification by the Shareholders.
There have been no disagreements between the Trust and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures during the last fiscal year. The Trust expects a member of Deloitte & Touche LLP to attend the Annual Meeting to make a statement, if he or she desires, and to respond to appropriate questions.

RECOMMENDATION REGARDING RATIFICATION OF THE APPOINTMENT OF DELOITTE &
TOUCHE LLP

     The Board of Trustees recommends that you vote FOR ratification of this appointment.

                                    GLOSSARY

     "ADVISOR" means a person or entity to whom the Trustees may delegate certain management duties relating to the Trust and its assets.

     "AFC" means Angeles Funding Corporation, a California corporation, who previously owned all of the Class B Shares and was formerly the Advisor of the Trust.

     "AFFILIATE" means with respect to the Advisor, a Shareholder, or Trustee
(i) any Person directly or indirectly owning, controlling, or holding, with power to vote, 5% or more of the outstanding voting securities of the Advisor or such Shareholder, (ii) any Person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by the Advisor, such Trustee, or such Shareholder, and (iii) any officer, director, or partner of the Advisor or such Shareholder.

     "AFFILIATED BORROWERS" means the partnerships, limited partnerships, corporations, and other entities or Persons organized or managed by the Advisor or its Affiliates, which are the obligors under the Trust Loans made or acquired by the Trust or for which the Trust provides financial assistance, such as by letters of credit or guarantees.

     "AMEX" means the American Stock Exchange.

     "ANGELES" means Angeles Corporation, a California corporation, the corporation which originally formed the Trust.

     "BORROWER" means those affiliate or unaffiliated Persons which are the recipients of Trust Loans, guarantees, letters of credit or other financing arrangements.

     "CERTIFICATES" mean the mortgage participation certificates and/or proceeds thereof to be contributed by Starwood Mezzanine to the Partnership in exchange for its initial limited partnership interest in the Partnership.

     "CHANGE IN CONTROL EVENT" means the happening of any of the following events:

          (a) (i) An acquisition of 30% or more by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person"), other than the SAHI Group, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding Shares (the "Outstanding Shares") or the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Trust Voting Securities") or (ii) the approval by the shareholders of the Trust of a reorganization, merger, consolidation, complete liquidation or dissolution of the Trust, the sale or disposition of all or substantially all of the assets of the Trust or similar trust transaction (in each case referred to as a "Trust Transaction") or, if consummation of such Trust Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); excluding, however, the following: (i) any acquisition by or consummation of a Trust Transaction with the Trust, or by an employee benefit plan (or related trust) sponsored or maintained by the Trust, (ii) any acquisition by or consummation of a Trust Transaction with an Affiliate, (iii) the acquisition by or consummation of Trust Transaction with any Person who beneficially owned, immediately prior to April 28, 1994, directly or indirectly, 20% or more of the Outstanding Shares or Outstanding Trust Voting Securities, (iv) an acquisition by or consummation of a Trust Transaction with the SAHI Group or (v) any acquisition or Trust Transaction, if at least 80% of the beneficial ownership of the entity resulting from the acquisition or Trust Transaction is held by persons who held at least 80% of the beneficial ownership of the Outstanding Shares or Outstanding Trust Voting Securities before the acquisition or Trust Transaction; or

          (b) A change in the composition of the Board such that the individuals who, as of April 28, 1994, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the Effective Date and whose election, or nomination for election by the Trust's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

     "CLASS A SHAREHOLDERS" means, at any particular time, those Persons who are shown as the holders of record of all Class A Shares on the records of the Trust at such time.

     "CLASS B SHAREHOLDERS" means, at any particular time, those Persons who are shown as the holders of record of all Class B Shares on the records of the Trust at such time.

     "CLASS A SHARES" means the shares of beneficial interest of the Trust designated as Class A Shares with a par value of $1.00 per share.

     "CLASS B SHARES" means the shares of beneficial interest of the Trust designated as Class B Shares with a par value of $0.01 per share.

     "CLASS A WARRANT" means the Class A Share Purchase Warrant issued on March 15, 1994 to SAHI Partners, and subsequently assigned to Starwood Mezzanine, for the right to purchase 5,000,000 Class A Shares at $1.00 per share.

     "CLASS B WARRANT" means the Class B Share Purchase Warrant issued on March 15, 1994 to SAHI, Inc. for the right to purchase 2,500,000 Class B Shares at $.01 per share.

     "CLOSING DATE" means the date of formation and capitalization of the Partnership.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, including successor statutes thereto.

     "CONTINGENT CLAIMS TRUST" means the trust in which the Trust has held most of its assets since November 1993 as a reserve against any potential contingent claims, which trust is scheduled to expire on December 31, 1996.

     "DECLARATION OF TRUST" means the declaration of trust of the Trust.

     "DIVERSIFIED PORTFOLIO" is defined under "PROXY STATEMENT SUMMARY -- Changes in the Business Plan" and "WARRANT PROPOSAL -- SAHI Business Plan."

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE RIGHTS AGREEMENT" means the Exchange Rights Agreement proposed to be entered into by the Trust and Starwood Mezzanine granting Starwood Mezzanine the right to exchange its Units for Class A Shares, cash or a combination thereof.

     "FINANCIAL ADVISOR" means Chanin Capital Partners, Inc., a California corporation.

     "FORMATION AGREEMENT" means the agreement proposed to be entered into by the Trust and Starwood Mezzanine setting forth the terms and conditions upon which the Partnership will be formed and capitalized.

     "GROSS PROCEEDS" means the aggregate total of the original Capital Contributions of all the Shareholders.

     "MORTGAGES" means mortgages, deeds of trust, or other security instruments on real property or rights or interests in real property or entities owning or controlling real property.

     "NET ASSETS" means the Total Assets of the Trust Estate after deducting therefrom any liabilities of the Trust except that depreciable assets shall be included therein at the lesser of either (i) the cost of such assets on the books of the Trust before provision for depreciation, amortization, and depletion, or (ii) the fair market value of such assets in the judgment of the Trustees.

     "NET CASH" means, for a period, the interest earned on investments and deposits made by the Trust and operating revenues of the Trust received during such period, plus cash proceeds from Dispositions, plus reserves set aside during prior periods pursuant to clause (iii) below which are no longer necessary as reserves, less (i) all operating expenses of the Trust (as more fully defined in the Declaration of Trust), other than any expenses previously reserved against pursuant to (iii) below of the Trust paid during such period, plus all fees and reimbursements payable to the Trustees, the Advisor, including all incentive fees and compensation, and their Affiliates, (ii) all payments made during such period to discharge Trust indebtedness, (iii) all amounts established as reserves during such period, (iv) all amounts expended during such period for the replacement or preservation of Trust assets, or any part thereof, to the extent not previously reserved, and (v) all amounts reinvested in new Trust Loans and other investments.

     "PARTNERSHIP" means APT Limited Partnership, a Delaware limited partnership of which the Trust will become the sole general partner and Starwood Mezzanine will become the initial limited partner.

     "PARTNERSHIP AGREEMENT" means the Partnership Agreement of APT Limited Partnership proposed to be entered into by the Trust and Starwood Mezzanine.

     "PERSON" means any individual, partnership, corporation, association, trust, or other entity.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement proposed to be entered into by the Trust and Starwood Mezzanine pursuant to which Starwood Mezzanine will be granted the right to cause the Trust to, subject to certain limitations and restrictions, register the Class A Shares issued upon exchange of Starwood Mezzanine's Units and Class A Shares issued upon exercise of the Class A Warrant.

     "REIT" means a real estate investment trust as defined under the Code.

     "REIT REQUIREMENTS" mean the requirements for the Trust to (a) qualify as a REIT under the Code and (b) avoid any federal income or excise tax liability. "REIT Requirements" also include the ownership limitation provisions set forth in Section 6.13 of the Declaration of Trust.

     "SAHI" refers collectively to SAHI Partners, SAHI, Inc. and Starwood Mezzanine.

     "SAHI BUSINESS PLAN" is defined under "WARRANT PROPOSAL--SAHI Business
Plan."

     "SAHI GROUP" refers collectively to SAHI Partners, SAHI, Inc., Starwood Mezzanine, the SAHI Nominees or any of their affiliates.

     "SAHI, INC." means SAHI, Inc., a Delaware corporation, which owns the Class B Warrant.

     "SAHI NOMINEES" refers to Messrs. Sternlicht, Grose, Sugarman and Gorab who are nominees to the Board of Trustees.

     "SAHI PARTNERS" means SAHI Partners, a Delaware general partnership, which currently owns 9.57% of the outstanding Class A Shares and all of the outstanding Class B Shares.

     "SEC" means the Securities Exchange Commission.

     "SECURITIES" means common and preferred stock in a corporation, shares of beneficial interest in a trust or other unincorporated association, general partner interests in a general partnership, interests in a joint venture, general or limited partnership interests in a limited partnership, notes, debentures, bonds, and other evidences of indebtedness, including Mortgages, whether secured or unsecured, and includes any options, warrants, and rights to subscribe to or convert into any of the foregoing.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHAREHOLDERS" means, at any particular time, the Class A Shareholders, the Class B Shareholders, and all other holders of record of outstanding shares of the Trust on the records of the Trust at such time.

     "SHAREHOLDERS AGREEMENT" means that certain Restated Shareholders Agreement dated as of March 15, 1994, restated as of April 27, 1994 and amended as of March 15, 1996 by and among SAHI, Inc., SAHI Partners, Starwood Mezzanine and the Trust.

     "SHARES" means the Class A Shares, the Class B Shares, and all other shares of beneficial interest of the Trust issued as provided herein.

     "STARWOOD" means Starwood Capital Group, L.P., a Delaware limited partnership, which is the general partner of the investment partnerships comprising or which own substantially all of the beneficial interest in SAHI.

     "STARWOOD MEZZANINE" means Starwood Mezzanine Investors, L.P., a Delaware limited partnership, which is the owner of the Class A Warrant and which will become the initial limited partner of the Partnership.

     "TOTAL ASSETS OF THE TRUST ESTATE" means the value of all of the assets of the Trust Estate as such value appears on the most recent balance sheet of the Trust available to the Trustees without deduction for mortgage loans or other security interests to which such assets are subject and before provision for depreciation, depletion, amortization, and provision for bad debt loss and similar reserves.

     "TRUST" means Angeles Participating Mortgage Trust.

     "TRUSTEES" means, as of any particular time, the Persons holding such office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees, but shall not include the officers, representatives, or agents of the Trust or the Shareholders, although nothing herein shall be deemed to preclude the Trustees from also serving as officers, representatives, or agents of the Trust or from owning Shares.

     "TRUST ESTATE" means, as of any particular time, any and all property, real, personal, or otherwise, tangible or intangible, which is held, transferred, conveyed, or paid to the Trust or the Trustees on behalf of the Trust and all rents, income, profits, and gains therefrom.

     "TRUST LOANS" means the notes, debentures, bonds, and other evidences of indebtedness or obligations acquired or entered into by the Trust which are secured or collateralized by personal property or fee or leasehold interests in real estate or other assets, including, but not limited to, first mortgage loans, junior mortgage loans, construction loans, development loans, equipment loans, loans secured by general or limited partnership interests, capital stock, or any other assets or form of equity interest or guarantee of the Borrower or an Affiliate and any other type of loan or financial arrangement, such as providing or arranging for letters of credit, providing guarantees of obligations to third parties, or providing commitments for Trust Loans.

     "UBTI" means unrelated business taxable income.

     "UNITS" means the units of the partnership evidencing partnership interests in the Partnership.


                                 OTHER MATTERS

NO APPRAISAL OR DISSENTER'S RIGHTS

     Under California law, Shareholders are not entitled to any statutory dissenter's rights to appraisal of their Class A Shares or Class B Shares in connection with the Warrants Proposal, Trust Amendments Proposal or the Partnership Proposal.

ANNUAL REPORTS ON FORM 10-K

     The Trust's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission, contains detailed information concerning the Trust and its operations and is incorporated herein in its entirety by this reference. A copy of the 1995 Form 10-K will be delivered to Shareholders prior to or concurrently with the delivery of this Proxy Statement. ADDITIONAL COPIES OF THE 1995 FORM 10-K WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON EITHER ORAL OR WRITTEN REQUEST TO: Angeles Participating Mortgage Trust, 340 N. Westlake Blvd, Suite 230, Westlake Village, California 91362, (805) 449-1333; Attention: Trust Secretary.

SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1997 Annual Meeting must be sent in writing, by certified mail, return receipt requested, to the Trust at its principal office, addressed to the Secretary of the Trust, and must be received by the Trust not later than [DATE WHICH IS 120 DAYS PRIOR TO THE DATE THIS PROXY STATEMENT IS MAILED TO SHAREHOLDERS], for inclusion in the 1997 proxy materials.

SOLICITATION PROCEDURES

     Officers and regular employees of the Trust, without extra compensation, may solicit the return of proxies by mail, telephone, telegram or personal interview. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies.

     As a result of SAHI's decision not to proceed with the change in the Trust's investment focus as proposed in the Preliminary Proxy, SAHI reimbursed to the Trust $29,000 for legal expenses incurred in connection with the preparation of the 1994 Preliminary Proxy. Except for this reimbursement, all of the costs relating to this Proxy Statement will be paid by the Trust.

OTHER MATTERS

     The management of the Trust does not intend to bring any other matters before the Annual Meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy in accordance with their best judgment on such matters.

     The Trust urges you to submit your vote on the accompanying proxy card by completing, signing, dating and returning it in the accompanying postage-paid return envelope at your earliest convenience, whether or not you presently plan to attend the meeting in person.

                                    By Order of the Board of Trustees

                                    Ann Merguerian
                                    Secretary of the Trust

Los Angeles, California

_________________, 1996

                                                                       EXHIBIT A

THIS WARRANT WAS ORIGINALLY ISSUED ON MARCH 15, 1994 AND SUCH ISSUANCE WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT MAY NOT BE TRANSFERRED IN VIOLATION OF SECTION 6 HEREOF. THIS WARRANT MAY ONLY BE TRANSFERRED IF REGISTERED UNDER THE ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

                      ANGELES PARTICIPATING MORTGAGE TRUST

                         CLASS A SHARE PURCHASE WARRANT
                         ------------------------------

Date of Issuance: March 15, 1994      Certificate No. W-001

          FOR VALUE RECEIVED, Angeles Participating Mortgage Trust, a California business trust (the "Company"), hereby grants to SAHI Partners, a Delaware general partnership, or any transferee permitted by Section 6 hereof (the "Holder") the right to purchase from the Company 5,000,000 shares of the Company's Class A Shares (the "Class A Shares") at a price per share of $1.00 (the "Exercise Price").

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.  Exercise Period. The Holder may exercise, in whole or in part
               ---------------
(but not as to a fractional Class A Share) the purchase rights represented by this Warrant at any time and from time to time after the next annual shareholders meeting of the Company occurring after the date hereof (the "Annual Meeting"); provided, however, that the purchase rights represented by this Warrant (i) may be exercised only if the shareholders of the Company shall have approved the issuance of this Warrant and the issuance of any Class A Shares hereunder at the Annual Meeting (the "Approval") and (ii) must be exercised, if at all, on or before that date which is 120 days subsequent to the date of the Annual Meeting.

          1B.  Exercise Procedure.
               ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

          (a) a completed Exercise Agreement, as described in paragraph 1C below and substantially in the form set forth in Exhibit I hereto, executed
                                                      ---------
     by the Person exercising all or any part of the purchase rights represented by this Warrant (the "Purchaser");

          (b)  this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto
                                                           ----------
     evidencing the assignment of this Warrant to the Purchaser, in which case the Holder shall have complied with the provisions set forth in Section 6 and Section 7 hereof;

          (d) a cashiers check payable to the Company or wire transfer of immediately available funds to an account designated by the Company in an amount equal to the product of the number of Class A Shares being purchased upon such exercise multiplied by the Exercise Price (the "Aggregate Exercise Price"); and

          (e) at the Company's option, the opinion described in Section 10 below.

          (ii) Certificates for Class A Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new warrant to the Holder.

          (iii) The Class A Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Class A Shares at the Exercise Time.

          (iv) The issuance of certificates for Class A Shares upon exercise of this Warrant shall be made without charge to the Holder or the Purchaser for costs incurred by the Company in connection with such exercise and the related issuance of Class A Shares. Each Class A Share issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any Class A Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Class A Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price.

          (vi) The Company shall assist and cooperate with the Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) The Company shall take all such actions as may be necessary to assure that all such Class A Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Class A Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance); and

          (viii) Upon the exercise of this Warrant, the Class A Shares shall only be issued in the name of SAHI Partners or a transferee permitted by Section 6 hereof.

          1C.  Exercise Agreement. Upon any exercise of this Warrant, the
               ------------------
Exercise Agreement substantially in the form set forth in Exhibit I hereto shall
                                                          ---------
be executed by the Purchaser or transferee permitted by Section 6 hereof. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 2.  Liquidating Dividends.  If the Company declares or pays a
                      ---------------------
dividend upon the Class A Shares payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a share dividend payable in Class A Shares (a "Liquidating Dividend"), then the Company shall pay to the Holder at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the Class A Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Class A Shares entitled to such dividends are to be determined.

          Section 3.  Purchase Rights. If at any time the Company grants, issues
                      ---------------
or sells any Options, Convertible Securities or rights to purchase stock, shares, warrants, securities or other property pro rata to the record holders of any class of its shares (the "Purchase Rights"), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of Class A Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Class A Shares are to be determined for the grant, issue or sale of such Purchase Rights.

          Section 4.  Definitions.  The following terms have meanings set forth
                      -----------
below:

          "Convertible Securities" means any stock, shares or securities
           ----------------------
(directly or indirectly) convertible into or exchangeable or exercisable for Class A Shares.

          "Options" means any rights or options to subscribe for or purchase
           -------
Class A Shares or Convertible Securities.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          Section 5.  No Voting Rights; Limitations of Liability. This Warrant
                      ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Class A Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Class A Shares acquirable by exercise hereof or as a shareholder of the Company.

          Section 6.  Warrant Transferability. This Warrant and all rights
                      -----------------------
hereunder are not transferable, in whole or in part, without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed as to any transfer to an affiliate of SAHI Partners. Upon such consent, any transfer of this Warrant, in whole or in part, shall be effected upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II
                                                                    ----------
hereto) at the principal office of the Company. Each transferee of all or any part of this Warrant, by taking and holding the same, consents to and agrees to be bound by the provisions of this Warrant.

          Section 7.  Warrant Exchangeable for Different Denominations. This
                      ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and exercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

          Section 8.  Consideration. The consideration received by the Company
                      -------------
for this Warrant is the sum of $100,000 cash, receipt of which is hereby acknowledged by the Company, which amount will be applied against the first $100,000 of the Aggregate Exercise Price for Class A Shares purchased pursuant hereto. If the Approval is not received at the Annual Meeting, the Company shall promptly refund to the Holder the consideration described in this Section 8 and, following such remittance, this Warrant shall be of no further force and effect. Any new Warrants issued pursuant hereto shall not require the payment of any additional consideration.

          Section 9.  Pre-Exercise Covenants of the Company. The Company, acting
                      -------------------------------------
through its trustees, shall, in accordance with applicable law:

          (i) duly call, give notice of, convene and hold the Annual Meeting as soon as practicable following the date hereof. At such Annual Meeting the Company will submit to its shareholders a proposal relating to the issuance of this Warrant and the Class A Shares exercisable hereunder for their approval; and

          (ii) include in the proxy statement distributed to shareholders prior to the Annual Meeting the recommendation of the trustees that the shareholders of the Company vote to approve the proposal relating to the issuance of this Warrant and the Class A Shares exercisable hereunder, unless the trustees shall have determined in good faith that such recommendation could reasonably be expected to be a breach of the trustees' fiduciary duties under applicable law.

          Section 10.  Fairness Opinion.  The Company shall have the right, as a
                       ----------------
condition to the first issuance of any Class A Shares pursuant to this Warrant, to obtain an opinion from a qualified, independent third party which may include the Company's outside auditors (the "Appraiser") as to the fairness of the terms and provisions of this Warrant to the Company and its shareholders. In such circumstance, if the Appraiser, for any reason, is unable to issue an opinion that the terms and provisions of this Warrant are fair to the Company and its stockholders, then the consideration described in Section 8 hereof shall be promptly returned to the Holder and, following such remittance, this Warrant shall terminate and be of no further force and effect. The cost to obtain such opinion shall be shared equally by the Company and the Holder; provided, however, that the Holder shall not be obligated to pay more than $25,000 toward the aggregate cost of obtaining such opinion and any opinion regarding the Class B Warrant originally issued to SAHI, Inc. on March 15, 1994.

          Section 11.  Representations of the Company. The Company hereby
                       ------------------------------
represents and warrants that (i) this Warrant and the issuance of Class A Shares upon exercise hereof have been unanimously approved by the Company's trustees subject only to obtaining the Approval and (ii) neither the authorization or issuance of this Warrant, nor the issuance of the Class A Shares upon the exercise thereof, violates the Company's Declaration of Trust or any other document, agreement, statute, rule, regulation, judgment, decree or order to which the Company or any of its assets or properties is subject.

          Section 12.  Share Legends. Each certificate issued for Class A Shares
                       -------------
pursuant hereto or issued in exchange or substitution for any certificates so issued shall bear the following legend, unless at the time of issuance of the certificate the shares represented by such certificate are registered under the Securities Act of 1933, as amended (the "Act") or the Company has been provided with an opinion of counsel which shall be reasonably satisfactory in form and substance to the Company, to the effect that the Class A Shares are no longer restricted securities under the Act:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and they may not be sold or offered for sale in the absence of an effective registration statement under that Act as to said securities or an opinion, in form and substance satisfactory to the Company and given by counsel satisfactory to the Company, that such registration is not required. The securities which are evidenced by this certificate were purchased under a warrant dated March 15, 1994 issued by the Company and are benefitted by and subject to the terms and conditions of such warrant.

          Section 13.  Replacement. Upon receipt of evidence reasonably
                       -----------
satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 14.  Notices. Except as otherwise expressly provided herein,
                       -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or three days after being deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder, at the Holder's address as it appears in the records of the Company (unless otherwise indicated by the Holder).

          Section 15.  Amendment and Waiver. Except as otherwise provided
                       --------------------
herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of Warrants representing a majority of the Class A Shares obtainable upon exercise of this Warrant.

          Section 14.  Descriptive Headings; Governing Law. All questions
                       -----------------------------------
concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its seal and to be dated as of the date of issuance hereof.

                                                 ANGELES PARTICIPATING MORTGAGE
                                                  TRUST


                                                 By:/s/ Ronald J. Consiglio
                                                    --------------------------

                                                 Its:President
                                                     -------------------------


[Trust Seal]

Attest:



/s/ Ann Merguerian
- ----------------------------
Title:Secretary
      ----------------------

                                   EXHIBIT I


                               EXERCISE AGREEMENT
                               ------------------


To:_________________________               Dated:___________________


     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-______), hereby agrees to subscribe for and purchase _________ Class A Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

     The undersigned is acquiring such Class A Shares for its own account, for investment purposes only, and not with a view towards the sale or other distribution thereof, in whole or in part. The undersigned understands that the Class A Shares issued pursuant to the Warrant have not been registered under the Securities Act of 1933, as amended.


                                  Signature:___________________________________

                                  Address:  ___________________________________

                                            ___________________________________

                                            ___________________________________

                                   EXHIBIT II


                                   ASSIGNMENT
                                   ----------


     FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-________) with respect to the number of shares of the Class A Shares covered thereby set forth below, unto:


   Names of Assignee                   Address                 No. of Shares
- -----------------------      --------------------------    ---------------------



Dated:------------------------        Signature:________________________________

                                      Address:  ________________________________

                                                ________________________________

                                                ________________________________

March 13, 1996

Board of Trustees
Angeles Participating Mortgage Trust
340 North West Lake Blvd.
Suite 230
Westlake Village, CA 91362

Attn: Mr. Ronald Consiglio, Chairman

You have asked us to consider a proposed Transaction (the "Transaction") between Angeles Participating Mortgage Trust ("APART" or the "Trust"), a California Business Trust, and SAHI Partners ("SAHI"), a Delaware General Partnership, as described below.

THE TRANSACTION
- ---------------

It is our understanding that:

     1) SAHI has purchased from APART, in exchange for $100,000, a warrant (the "Class A Warrant") enabling SAHI to purchase up to 5,000,000 Class A Shares at a price of $1.00 per share and, in exchange for $1,000, a warrant (the "Class B Warrant") enabling SAHI to purchase up to 2,500,000 Class B Shares of the Trust at a price of $.01 per share;

     2) When full effect is given for the exercise of such Class A and Class B Warrants, SAHI's voting interest in the Trust would increase from its current level of 39.72% to a fully diluted interest of 79.64%;

     3) The Class A Warrant is exercisable at any time and from time to time for the period beginning after the Annual Meeting (assuming shareholder approval is obtained) and one hundred twenty (120) days subsequent to the Annual Meeting and that the Class B Warrant is exercisable only in conjunction with an exercise of

CHANIN CAPITAL PARTNERS, INC.

     Board of Trustees
     Angeles Participating Mortgage Trust
     March 13, 1996

     Page 2

             the Class A Warrant, thereby creating an effective period of exercisability equal to that of the Class A Warrant;

          4) SAHI intends to appoint a majority of the post-Transaction Trustees of the Trust; and

          5) The Trust plans to change its investment policy from predominantly making mortgage loans to affiliated entities to primarily acquiring equity and participating debt positions in hotels and sub-performing and nonperforming hotel debt.

     DUE DILIGENCE
     -------------

     As you know, our firm served as the Financial Advisor to APART's Board of Trustees during the period that certain of the Participating Mortgages held by APART on three (3) outlet malls owned by a subsidiary of Angeles Corporation were in default. During that engagement as Financial Advisor, we conducted due diligence and became familiar with the operations and valuations of many REITs operating in the same market segment as APART, as well as those operating in different segments.

     As part of this assignment, we examined the recent stock price history of APART, as well as the stock price performance of other similar REITs. We analyzed the proposed strike price of the Class A Warrant vis a vis the underlying Class A Shares and the relativity which the strike price represents to the common stock book value per share as well as its trading price.

     We utilized various methods of valuing warrants in attempting to determine the fairness of the Transaction, as well as analyzing the Transaction from a purely objective standpoint. In most methods of valuing warrants to purchase shares of a company's common stock, the predominant factor affecting value is the length of time in which the holder of the warrant in question has to exercise the warrant. Therefore, a warrant

CHANIN CAPITAL PARTNERS, INC.

     Board of Trustees
     Angeles Participating Mortgage Trust
     March 13, 1996

     Page 3

     with a five (5) year exercise period has much higher value than the same warrant with a (3) year exercise period. Because the time period for exercise of the Class A Warrant as described herein is short in comparison to most warrants, the value produced by these various analytical methods (including Black/Scholes) were negligible. Were that the trading price of the underlying Class A Shares substantially higher (i.e., if the Class A Shares were trading at a price in excess of $2.00 per share), the Class A Warrant itself might then have meaningful value. For these purposes, we used the following variables for the Black-Scholes analysis:

          S = Stock Price Ranges:     $1.25; $1.00; $0.50

          X = Exercise Price:         $1.00

          R = Risk Free Rate:         $5.096%

          VOL = Volatility:           35%

          RANGE OF VALUES:            LESS THAN $0.10 PER SHARE

     Based on the implied price to SAHI for the Class A Warrant of approximately $0.20 per share (i.e., warrants for 5,000,000 shares for $100,000 = $0.20 per share), it appears that SAHI's price for the Class A Warrant is in excess of the Class A Warrant's underlying value.

     Furthermore, the overly large dilutive effect of Class A Warrant upon the Class A Shares would tend to depress the already minimal value of the Class A Warrant, since part of the value of any warrant lies in the ability to exercise that warrant into a market which is higher than the strike price itself.

CHANIN CAPITAL PARTNERS, INC.

     Board of Trustees
     Angeles Participating Mortgage Trust
     March 13, 1996

     Page 4

     We also conducted limited independent due diligence on the principals and activities of SAHI Partners, including holding limited discussions with members of senior SAHI management regarding their backgrounds, experience and qualifications.

     In our due diligence, we relied upon certain documents and data which were made available to us by the management of APART and SAHI, as well as a number of documents generally available to the public. We did not independently verify the books and records of APART of SAHI, nor do we represent herein the financial condition of APART or SAHI now or at any time.

     REVERSE TAKEOVERS
     -----------------

     We also examined a number of so-called "reverse takeover" transactions in which an entity uses a merger transaction to merge into another entity - usually a publicly traded company with little or no assets or operations - in exchange for a substantial amount of the public company's equity. We utilized the Securities Data Corporation database of mergers and acquisition to examine reverse takeovers with value up to $20 mm and in which at least 70% of the common stock was exchanged for the merged company. It appears that in each case where data were available, the entity which was merging into the public company was bringing some kind of assets or operations into the publicly traded company. As a result, there was often an issue of valuation of the merged company in order to determine the proper percentage of share allocation to the merged company's shareholders. In the case of this Proposed Transaction (assuming the exercise of the Class A Warrant), what will be exchanged for the shares is United States currency (i.e., cash). As a result, we believe there is no question as to the value of the "assets" contributed by the merging entity as the value of cash is its stated par value.

CHANIN CAPITAL PARTNERS, INC.

     Board of Trustees
     Angeles Participating Mortgage Trust
     March 13, 1996

     Page 5

     CONCLUSION
     ----------

     As a result of our due diligence and our analysis of the specific Transaction as outlined herein, it is our opinion that the Transaction is fair to the current Class A and Class B shareholders of Angeles Participating Mortgage Trust from a financial perspective.

     Sincerely,

     CHANIN CAPITAL PARTNERS, INC.

                                                                       EXHIBIT C

THIS WARRANT WAS ORIGINALLY ISSUED ON MARCH 15, 1994 AND SUCH ISSUANCE WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT MAY NOT BE TRANSFERRED IN VIOLATION OF SECTION 6 HEREOF. THIS WARRANT MAY ONLY BE TRANSFERRED IF REGISTERED UNDER THE ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

                      ANGELES PARTICIPATING MORTGAGE TRUST

                         CLASS B SHARE PURCHASE WARRANT
                         ------------------------------

Date of Issuance: March 15, 1994      Certificate No. W-002

          FOR VALUE RECEIVED, Angeles Participating Mortgage Trust, a California business trust (the "Company"), hereby grants to SAHI, Inc., a Delaware corporation, or any transferee permitted by Section 6 hereof (the "Holder") the right to purchase from the Company up to 2,500,000 shares of the Company's Class B Shares (the "Class B Shares") at a price per share of $.01 (the "Exercise Price"); provided, however, the Holder may only exercise this Warrant contemporaneous with the exercise of the Company's Class A Warrant originally issued to SAHI Partners on March 15, 1994 (the "Class A Warrant") and only with respect to a number of Class B Shares equal to fifty percent of the number of Class A Shares purchased pursuant to the exercise of the Class A Warrant.

          This Warrant is subject to the following provisions:

          Section 1.   Exercise of Warrant.
                       -------------------

          1A.   Exercise Period. The Holder may exercise, in whole or in part
                ---------------
(but not as to a fractional Class B Share), the purchase rights represented by this Warrant contemporaneous with the exercise of the Company's Class A Warrant ; provided, however, that the purchase rights represented by this Warrant (i) may be exercised only if the shareholders of the Company shall have approved the issuance of this Warrant and the issuance of any Class B Shares hereunder (the "Approval") at the next annual shareholders meeting of the Company occurring after the date hereof (the "Annual Meeting") and (ii) must be exercised, if at all, on or before that date which is 120 days subsequent to the date of the Annual Meeting.

          1B.   Exercise Procedure.
                ------------------

           (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

          (a)  a completed Exercise Agreement, as described in
     paragraph 1C below and substantially in the form set forth in Exhibit I
                                                                   ---------
     hereto, executed by the

     Person exercising all or any part of the purchase rights represented by this Warrant (the "Purchaser");

          (b)   this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto
                                                           ----------
     evidencing the assignment of this Warrant to the Purchaser, in which case the Holder shall have complied with the provisions set forth in Section 6 and Section 7 hereof;

          (d) a check payable to the Company or wire transfer of immediately available funds to an account designated by the Company in an amount equal to the product of the number of Class B Shares being purchased upon such exercise multiplied by the Exercise Price (the "Aggregate Exercise Price");

          (e) at the Company's option, the opinion described in Section 10 below; and

          (f) all of the deliveries necessary for the exercise of the Class A Warrant.

          (ii) Certificates for Class B Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new warrant to the Holder.

          (iii) The Class B Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Class B Shares at the Exercise Time.

          (iv) The issuance of certificates for Class B Shares upon exercise of this Warrant shall be made without charge to the Holder or the Purchaser for costs incurred by the Company in connection with such exercise and the related issuance of Class B Shares. Each Class B Share issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any Class B Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Class B Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price.

          (vi) The Company shall assist and cooperate with the Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) The Company shall take all such actions as may be necessary to assure that all such Class B Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Class B Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance); and

          (viii) Upon the exercise of this Warrant, the Class B Shares shall only be issued in the name of SAHI, Inc. or a transferee permitted by Section 6 hereof.

          1C.     Exercise Agreement.  Upon any exercise of this Warrant, the
                  ------------------
Exercise Agreement substantially in the form set forth in Exhibit I hereto shall
                                                          ---------
be executed by the Purchaser or transferee permitted by Section 6 hereof. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 2.   Liquidating Dividends.  If the Company declares or pays a
                       ---------------------
dividend upon the Class B Shares payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a share dividend payable in Class B Shares (a "Liquidating Dividend"), then the Company shall pay to the Holder at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the Class B Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Class B Shares entitled to such dividends are to be determined.

          Section 3.   Purchase Rights.  If at any time the Company grants,
                       ---------------
issues or sells any Options, Convertible Securities or rights to purchase stock, shares, warrants, securities or other property pro rata to the record holders of any class of its shares (the "Purchase Rights"), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of Class B Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Class B Shares are to be determined for the grant, issue or sale of such Purchase Rights.

          Section 4.   Definitions.  The following terms have meanings set
                       -----------
forth below:

          "Convertible Securities" means any stock, shares or securities
           ----------------------
(directly or indirectly) convertible into or exchangeable or exercisable for Class B Shares.

          "Options" means any rights or options to subscribe for or purchase
           -------
Class B Shares or Convertible Securities.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          Section 5.   No Voting Rights; Limitations of Liability.  This Warrant
                       ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Class B Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Class B Shares acquirable by exercise hereof or as a shareholder of the Company.

          Section 6.   Warrant Transferability.  This Warrant and all rights
                       -----------------------
hereunder are not transferable, in whole or in part, without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed as to any transfer to an affiliate of SAHI Partners. Upon such consent, any transfer of this Warrant, in whole or in part, shall be effected upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II
                                                                    ----------
hereto) at the principal office of the Company. Each transferee of all or any part of this Warrant, by taking and holding the same, consents to and agrees to be bound by the provisions of this Warrant.

          Section 7.   Warrant Exchangeable for Different Denominations.  This
                       ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and exercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

          Section 8.   Consideration.  The consideration received by the Company
                       -------------
for this Warrant is the sum of $1,000 cash, receipt of which is hereby acknowledged by the Company, which amount will be applied against the first $1,000 of the Aggregate Exercise Price for Class B Shares purchased pursuant hereto. If the Approval is not received at the Annual Meeting, the Company shall promptly refund to the Holder the consideration described in this Section 8 and, following such remittance, this Warrant shall be of no further force and effect. Any new Warrants issued pursuant hereto shall not require the payment of any additional consideration.

          Section 9.   Pre-Exercise Covenants of the Company.  The Company,
                       -------------------------------------
acting through its trustees, shall, in accordance with applicable law:

          (i) duly call, give notice of, convene and hold the Annual Meeting as soon as practicable following the date hereof. At such Annual Meeting the Company will submit to its shareholders a proposal relating to the issuance of this Warrant and the Class B Shares exercisable hereunder for their approval; and

          (ii) include in the proxy statement distributed to shareholders prior to the Annual Meeting the recommendation of the trustees that the shareholders of the Company vote to approve the proposal relating to the issuance of this Warrant and the Class B Shares exercisable hereunder, unless the trustees shall have determined in good faith that such recommendation could reasonably be expected to be a breach of the trustees' fiduciary duties under applicable law.

          Section 10.  Fairness Opinion.  The Company shall have the right, as a
                       ----------------
condition to the first issuance of any Class B Shares pursuant to this Warrant, to obtain an opinion from a qualified, independent third party which may include the Company's outside auditors (the "Appraiser") as to the fairness of the terms and provisions of this Warrant to the Company and its shareholders. In such circumstance, if the Appraiser, for any reason, is unable to issue an opinion that the terms and provisions of this Warrant are fair to the Company and its stockholders, then the consideration described in Section 8 hereof shall be promptly returned to the Holder and, following such remittance, this Warrant shall terminate and be of no further force and effect. The cost to obtain such opinion shall be shared equally by the Company and the Holder; provided, however, that the Holder shall not be obligated to pay more than $25,000 toward the aggregate cost of obtaining such opinion and any opinion regarding the Class A Warrant.

          Section 11.  Representations of the Company.  The Company hereby
                       ------------------------------
represents and warrants that (i) this Warrant and the issuance of Class B Shares upon exercise hereof have been unanimously approved by the Company's trustees subject only to obtaining the Approval and (ii) neither the authorization or issuance of this Warrant, nor the issuance of the Class B Shares upon the exercise thereof, violates the Company's Declaration of Trust or any other document, agreement, statute, rule, regulation, judgment, decree or order to which the Company or any of its assets or properties is subject.

          Section 12.  Share Legends.  Each certificate issued for Class B
                       -------------
Shares pursuant hereto or issued in exchange or substitution for any certificates so issued shall bear the following legend, unless at the time of issuance of the certificate the shares represented by such certificate are registered under the Securities Act of 1933, as amended (the "Act") or the Company has been provided with an opinion of counsel which shall be reasonably satisfactory in form and substance to the Company, to the effect that the Class B Shares are no longer restricted securities under the Act:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and they may not be sold or offered for sale in the absence of an effective registration statement under that Act as to said securities or an opinion, in form and substance satisfactory to the Company and given by counsel satisfactory to the Company, that such registration is not required. The securities which are evidenced by this certificate were purchased under a warrant dated March 15, 1994 issued by the Company and are benefitted by and subject to the terms and conditions of such warrant.

          Section 13.  Replacement.  Upon receipt of evidence reasonably
                       -----------
satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 14.  Notices.  Except as otherwise expressly provided herein,
                       -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or three days after being deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder, at the Holder's address as it appears in the records of the Company (unless otherwise indicated by the Holder).

          Section 15.  Amendment and Waiver.  Except as otherwise provided
                       --------------------
herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of Warrants representing a majority of the Class B Shares obtainable upon exercise of this Warrant.

          Section 16.  Descriptive Headings; Governing Law.  All questions
                       -----------------------------------
concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its seal and to be dated as of the date of issuance hereof.

                                               ANGELES PARTICIPATING MORTGAGE
                                                TRUST


                                               By:/s/ Ronald J. Consiglio
                                                  --------------------------

                                               Its:President
                                                   -------------------------


[Trust Seal]

Attest:



 /s/ Ann Merguerian
- -----------------------------
Title: Secretary
      -----------------------
                                      -7-

                                   EXHIBIT I


                               EXERCISE AGREEMENT
                               ------------------


To:____________________                    Dated:__________________


     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-______), hereby agrees to subscribe for and purchase _________ Class B Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

     The undersigned is acquiring such Class B Shares for its own account, for investment purposes only, and not with a view towards the sale or other distribution thereof, in whole or in part. The undersigned understands that the Class B Shares issued pursuant to the Warrant have not been registered under the Securities Act of 1933, as amended.


                                  Signature:____________________________________

                                  Address:  ____________________________________

                                            ____________________________________

                                            ____________________________________

                                   EXHIBIT II


                                   ASSIGNMENT
                                   ----------


     FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-________) with respect to the number of shares of the Class B Shares covered thereby set forth below, unto:


   Names of Assignee                  Address                  No. of Shares
- -----------------------       ----------------------     -----------------------




Dated:___________________            Signature:_________________________________

                                     Address:  _________________________________

                                               _________________________________

                                               _________________________________

                                                                       EXHIBIT D


                        RESTATED SHAREHOLDERS AGREEMENT


     SHAREHOLDERS AGREEMENT dated as of March 15, 1994, and restated as of April 27, 1994 by and among SAHI, Inc., a Delaware corporation ("SAHI, Inc."), SAHI Partners, a Delaware general partnership ("SAHI Partners" and, together with SAHI, Inc., "SAHI") and Angeles Participating Mortgage Trust, a California Business Trust (the "Company").

     WHEREAS, SAHI Partners owns 244,100 Class A shares of the Company ("Class A Shares") and is the holder of a Warrant (the "Class A Warrant") for the right to purchase an additional 5,000,000 Class A Shares which shares and Class A Warrant, on a fully-diluted basis, represent 46.31 percent of the voting power of the Company and, additionally, SAHI Partners owns 1,275,000 Class B shares of the Company ("Class B Shares") which represent approximately 33 percent of the voting power of the Company;

     WHEREAS, SAHI, Inc. is the holder of a Warrant (the "Class B Warrant") for the right to purchase an additional 2,500,000 Class B Shares which, if exercised, would preserve the voting power of the Company held by the entirety of the Class B Shares;

     WHEREAS, the Class B Shares were previously owned by SAHI, Inc. and SAHI, Inc. subsequently transferred the Class B Shares to SAHI Partners; and

     WHEREAS, in order to induce the Company to issue the Class A Warrant to SAHI Partners and the Class B Warrant to SAHI, Inc., SAHI Partners and SAHI, Inc. agreed to enter into this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Protection of Cash Reserves.  Each of SAHI Partners and
                      ---------------------------
SAHI, Inc. agree that it shall take no action, directly or indirectly, which would cause the cash or cash equivalent reserves of the Company to be reduced below $2,000,000 at any time on or before December 31, 1994; below $1,000,000 at any time on or before December 31, 1995; or below $500,000 at any time on or before December 31, 1996 (including, without limitation, terminating or amending or attempting to terminate or amend that certain Trust dated as of 11/23/93 by and between the Company and Ronald J. Consiglio, as amended 3/14/94).

          Section 2.  Interested Transactions.  Each of SAHI Partners and SAHI,
                      -----------------------
Inc. agree that during the three year period beginning on the date of the Company's next annual meeting it shall take no action, directly or indirectly, which would cause the Company to enter into any Interested Transactions (as defined below) unless any such Interested Transaction has been approved by a majority of the Independent Trustees (as defined below) of the Company.

          Section 3.  Independent Trustees.  Each of SAHI Partners and SAHI,
                      --------------------
Inc. shall take all actions within their powers, to cause the election of at least two Independent Trustees to serve on the Company's Board of Trustees during the three year period beginning on the date of the Company's next annual meeting; provided that in no event shall SAHI Partners or SAHI, Inc. be obligated to take any action which would prevent them from electing a majority of the entire Trustees on the Company's Board of Trustees.

          Section 4.  Fairness Opinion Expenses.  SAHI Partners and SAHI, Inc.
                      -------------------------
jointly and severally agree to reimburse the Company for fifty percent of the costs incurred by the Company in securing the fairness opinions described in
Section 10 of the Class A and Class B Warrants; provided, however, that such reimbursement obligation shall not exceed $25,000 in the aggregate. SAHI Partners and/or SAHI, Inc. shall make such reimbursement promptly upon receipt of an itemized statement from the Company of such costs.

          Section 5.  Transfers.  During the term of this Agreement, SAHI
                      ---------
Partners and SAHI, Inc. shall not transfer or undertake a series of transfers of Class A Shares or Class B Shares which in the aggregate represent over 9% of the voting power of the Company unless the transferees thereof agree to be bound by the terms hereof pursuant to a written agreement in form and substance reasonably acceptable to the Company.

          Section 6.  REIT Status.  SAHI Partners and SAHI, Inc. will not
                      -----------
intentionally engage in any actions which jeopardize or cause the Company to violate its qualification as a Real Estate Investment Trust under Part II, Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended.

          Section 7.  Definitions.  The following terms have the meanings set
                      -----------
forth below:

                 "Interested Transactions" means to:
                  -----------------------

                    (a) merge, consolidate with, or otherwise acquire all or any portion of the business, assets or securities of any SAHI Affiliate or sell, transfer or assign any portion of the Company's business, assets or securities to any SAHI Affiliate;

                    (b) make any loans or other advances of money to, or guarantee with or for the benefit of, any SAHI Affiliate or any officer, director or shareholder (both direct and indirect) of any SAHI Affiliate;

                    (c) sell, lease, transfer or otherwise dispose of any property or assets from, entertain or maintain any contract, agreement or understanding with, or otherwise enter into, or be a party to, any transaction with, any SAHI Affiliate or any officer, director, or shareholder (both direct and indirect) of any SAHI Affiliate;

                    (d) take any actions (other than the entry into this Agreement, the purchase of the Class A Warrant and the Class B Warrant, and the consummation of the transactions contemplated herein and therein) which would result in one or more publicly-traded classes of the Company's equity securities no longer having the attributes of public ownership; or

                    (e) take any actions beneficial to any SAHI Affiliate which would be detrimental to a material number of public shareholders of the Company;

          provided, however, the actions described in (a), (b) and (c) above shall not constitute an Interested Transaction if (i) the action taken has been determined by the Company's Board of Trustees to be pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms which are no less favorable to the Company than would be obtained in a comparable arms-length transaction with an independent third-party and (ii) the transaction involves less than $500,000.

                 "Independent Trustees" shall mean a Trustee who is (i) not an
                  --------------------
officer, employee, agent, shareholder (direct or indirect) or representative of the Company, SAHI Partners, SAHI, Inc., or any SAHI Affiliate, (ii) not a spouse, sibling, lineal descendant, ancestor, aunt, uncle or first cousin of any of the aforesaid Persons (including in-laws and adopted relationships), and
(iii) free of any relationship that would interfere with the exercise of independent judgment, provided, however, that Ronald J. Consiglio, J. D'Arcy Chisolm and Jack E. McDonald shall be considered Independent Trustees hereunder.

                 "Affiliate" of any entity means a person which directly or
                  ---------
indirectly through one or more intermediaries control, or is controlled by, or is under common control with, such entity.

                 "Person" means an individual, a partnership, a joint venture, a
                  ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          Section 8.  Amendment and Waiver.  Except as otherwise provided
                      --------------------
herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company, SAHI Partners or SAHI, Inc. unless such modification, amendment or waiver is approved in writing by the Company, SAHI Partners and SAHI, Inc.

          Section 9.  Successors and Assigns.  This Agreement will bind and
                      ----------------------
inure to the benefit of and be enforceable by (a) the Company and its successors and assigns and (b) SAHI Partners and SAHI, Inc. and their respective successors and assigns.

          Section 10.  Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, each of which will be an original and all of which taken together will constitute one and the same agreement.

          Section 11.  Descriptive Headings; Interpretation.  The descriptive
                       ------------------------------------
headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          Section 12.  Construction.  This Agreement shall be governed by and
                       ------------
construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

          Section 13.  Notices.  All notices, demands or other communications to
                       -------
be given or delivered under or by reason of the provisions of this Agreement shall be in writing and will be deemed to have been duly given when delivered personally to the recipient, sent to the recipient by reputable express courier (charges prepaid) or mailed by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the addresses indicated below:

          To the Company:

                 Angeles Participating Mortgage Trust
                 2049 Century Park East
                 Suite 4080
                 Los Angeles, California  90067
                 Facsimile:  (310) 772-0139
                 Attention:  Ronald J. Consiglio


          With a copy to:

                 Katten Muchin Zavis & Weitzman
                 1990 Avenue of the Stars
                 Suite 1400
                 Los Angeles, CA 90067
                 Facsimile:  (310) 788-4471
                 Attention:  James K. Baer, Esq.

          To SAHI Partners or SAHI, Inc.:

                 c/o Starwood Capital Group, L.P.
                 228 Saugatuck Avenue
                 Westport, CT  06880
                 Facsimile:  (203) 221-4647
                 Attention:  Madison Grose, Esq.

          With a copy to:

                 Kirkland & Ellis
                 200 East Randolph Drive
                 Chicago, IL  60601
                 Facsimile:  (312) 861-2200
                 Attention:  Gary Silverman, Esq.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

          Section 14.  Preamble; Preliminary Recitals.  The Preliminary Recitals
                       ------------------------------
set forth in the Preamble hereto are hereby incorporated and made part of this Agreement.

          Section 15.  Entire Agreement.  This Agreement and the Class A and
                       ----------------
Class B Warrants set forth the entire understanding of the parties, and supersede and preempt all prior oral or written understandings and agreements with respect to the subject matter hereof, including the Shareholders Agreement dated March 15, 1994.

          Section 16.  Third Party Beneficiaries.  It is specifically
                       -------------------------
contemplated that the public shareholders of the Company be third party beneficiaries of this Agreement.

          Section 17.  Termination.  This Agreement will terminate automatically
                       -----------
and be of no further force and effect upon the earlier of (i) the third anniversary of the Company's next annual meeting, or (ii) the expiration or termination (without exercise) of the Class A and Class B Warrants.

     IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date set forth above.

                                            ANGELES PARTICIPATING MORTGAGE TRUST


                                            By:  /s/ Ronald J. Consiglio
                                                 -------------------------------
                                                 Its:   President
                                                        ------------------------



                                            SAHI PARTNERS

                                            By:  SAHI, Inc., a general partner


                                                 By:  /s/ Madison F. Grose
                                                      --------------------------
                                                      Its:  Vice President
                                                      --------------------------



                                            SAHI, Inc.


                                            By:  /s/ Madison F. Grose
                                                 -------------------------------
                                                 Its:  Vice President
                                                       -------------------------

              AMENDMENT NO. 1 TO RESTATED SHAREHOLDERS AGREEMENT
              --------------------------------------------------

     This Amendment No. 1 (this "Amendment") to the Shareholders Agreement dated as of March 15, 1994 and restated as of April 27, 1994, is entered into as of this 15th day of March, 1996 by and among SAHI, Inc., a Delaware corporation ("SAHI, Inc."), SAHI Partners, a Delaware general partnership, Starwood Mezzanine Investors, L.P., a Delaware limited partnership ("Starwood Mezzanine") and Angeles Participating Mortgage Trust, a California Business Trust (the "Company"), with reference to the following facts:


     WHEREAS, SAHI Partners, SAHI, Inc. and the Company entered into that certain Shareholders Agreement dated as of March 15, 1994 and restated as of April 27, 1994 ("Shareholders Agreement");

     WHEREAS, SAHI Partners has assigned its Class A Warrant to Starwood Mezzanine; and

     WHEREAS, SAHI Partners, SAHI, Inc. and the Company hereby deem it to be in their respective best interests to amend the Shareholders Agreement as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Any initially capitalized term not defined herein shall have the meaning ascribed thereto in the Shareholders Agreement.

     2. Starwood Mezzanine hereby agrees that, upon the full or partial exercise of the Class A Warrant, it shall become a party to the Shareholders Agreement and further agrees to be bound by all of the terms and conditions of the Agreement applicable to SAHI Partners and SAHI, Inc.

     3. Section 7(d) of the Shareholders Agreement shall be deleted in its entirety and replaced with the following:

     "(d) take any actions (other than the (1) entry into this Agreement, (2) the purchase of the Class A Warrant and the Class B Warrant and the consummation of the transactions contemplated herein and therein and (3) the issuance of Class A Shares upon the exchange of Starwood Mezzanine's limited partnership interests in APT Limited Partnership ("Partnership") pursuant to the partnership agreement of the Partnership and (4) the required issuance of the Class B Shares pursuant to the Declaration of Trust of the Company upon the issuance of Class A Shares, and the consummation of the transactions contemplated herein and therein) which would result in one or more publicly-traded classes of the Company's equity securities no longer having the attributes of public ownership; or"

     4. Section 17 of the Shareholders Agreement is hereby amended to read as follows in its entirety:

     "Section 17. Termination. This Agreement will terminate automatically and be of no further force and effect on the third anniversary of the Company's 1996 Annual Meeting of Shareholders."

     5. Except as amended by this Amendment, the Agreement shall continue in full force and effect.

     6. This Amendment may be executed in multiple counterparts, each of which will be an original and all of which taken together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date set forth above.

                             ANGELES PARTICIPATING MORTGAGE TRUST

                             By:
                                 ------------------------------
                                 Ronald J. Consiglio, President

                             SAHI PARTNERS

                             By: SAHI, Inc., a general partner

                                 By:
                                     --------------------------
                                     Madison F. Grose,
                                     Vice President

                             SAHI, INC.

                             By:
                                 --------------------------
                                 Madison F. Grose,
                                 Vice President

                                           STARWOOD MEZZANINE INVESTORS, L.P.

                                           By: STARWOOD CAPITAL GROUP, L.P.,
                                               general partner

                                               By: BSS CAPITAL PARTNERS, L.P.,
                                                   general partner

                                                   By: STERNLICHT HOLDINGS
                                                       II, INC., general partner

                                                       By:

                                                           Name:
                                                           Title:

                                                                       EXHIBIT E






                       RESTATED DECLARATION OF TRUST
                       -----------------------------


                                    OF
                                    --


                            APEX PROPERTY TRUST
                            -------------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ARTICLE I    The Trust; Definitions............................................1
     1.1     Name..............................................................1
     1.2     Places of Business................................................1
     1.3     Nature of Trust...................................................1
     1.4     Purposes..........................................................1
     1.5     Definitions.......................................................2

ARTICLE II   Trustees..........................................................6
     2.1     Number, Terms of Office, Qualifications of Trustees...............6
     2.2     Compensation and Other Remuneration...............................7
     2.3     Resignation, Removal, and Death of Trustees.......................7
     2.4     Vacancies.........................................................7
     2.5     Successor and Additional Trustees.................................7
     2.6     Actions by Trustees and Executive Committee; Quorum...............8

ARTICLE III  Trustees' Powers..................................................8
     3.1     Power and Authority of Trustees...................................8
     3.2     Specific Powers and Authorities...................................9
     3.3     Trustees' Regulations............................................13

ARTICLE IV   Advisor..........................................................13
     4.1     Employment of Advisor............................................13
     4.2     Term.............................................................13
     4.3     Independence of Trustees and Members of Executive Committee......14
     4.4     Other Activities of Advisor......................................14
     4.5     Limitation on Operating Expenses.................................14

ARTICLE V    Investment Policy................................................15
     5.1     General Statement of Policy......................................15
     5.2     Other Permissible Investments....................................16
     5.3     Prohibited Investments and Activities............................16
     5.4     Obligor's Default................................................16

ARTICLE VI   The Shares and Shareholders......................................17
     6.1     Shares...........................................................17
     6.2     Voting Rights....................................................17
     6.3     Legal Ownership of Trust Estate..................................19
     6.4     Shares Deemed Personal Property..................................19
     6.5     Share Record; Issuance and Transferability of Shares.............19
     6.6     Dividends or Distributions to Shareholders.......................20
     6.7     Transfer Agent, Dividend Disbursing Agent, and Registrar.........21
     6.8     Shareholders' Meeting............................................21

                                                                            Page
                                                                            ----
     6.9     Proxies..........................................................22
     6.10    Reports to Shareholders..........................................22
     6.11    Fixing Record Dates..............................................22
     6.12    Notice to Shareholders...........................................22
     6.13    Shareholders' Disclosures; Redemption and Stop Transfers.........22
     6.14    Conversion Rights................................................23

ARTICLE VII  Liability of Trustees, Shareholders, and
             Officers, and Other Matters......................................25
     7.1     Exculpation of Trustees and Officers.............................25
     7.2     Express Exculpatory Clauses in Instruments.......................25
     7.3     Liability and Indemnification of Trustees........................25
     7.4     Right of Trustees and Officers to Own Shares or
             Other Property and to Engage in Other Business...................26
     7.5     Transactions Between the Trust and Certain Affiliates............28
     7.6     Restriction of Duties and Liabilities............................28
     7.7     Persons Dealing with Trustees or Officers........................28
     7.8     Reliance.........................................................28

ARTICLE VIII Duration, Termination, Amendment,
             and Qualification of Trust.......................................29
     8.1     Duration of Trust................................................29
     8.2     Termination of Trust.............................................29
     8.3     Amendment Procedure..............................................30
     8.4     Qualification Under the REIT Provisions of the Code..............30

ARTICLE IX   Miscellaneous....................................................31
     9.1     Applicable Law...................................................31
     9.2     Index and Headings for Reference Only; Gender....................31
     9.3     Successors in Interest...........................................31
     9.4     Inspections of Records...........................................31
     9.5     Counterparts.....................................................31
     9.6     Correction of Provisions of Declaration..........................31
     9.7     Certifications...................................................32
     9.8     Recording and Filing.............................................32

                      RESTATED DECLARATION OF TRUST


                           APEX PROPERTY TRUST



     This RESTATED DECLARATION OF TRUST originally made and entered into as of the 15th day of April, 1988, as restated as of the 18th day of July, 1988, and as further restated as of the _____ day of __________ 1995, by the Persons whose names appear at the end of this Declaration of Trust, as Trustees of Apex Property Trust.

     The Trustees do hereby form a trust and do hereby agree to hold in trust as Trustees any and all property, real, personal, or otherwise, tangible and intangible, which is transferred, conveyed, or paid to the Trust or to them as Trustees and all rents, income, profits, and gains therefrom for the benefit of the Shareholders hereunder subject to the terms and conditions and for the uses and purposes hereinafter set forth.


                                   ARTICLE I

                            THE TRUST; DEFINITIONS

     1.1 Name. The name of the Trust shall be "Apex Property Trust." As far as is practicable and except as is otherwise provided in this Declaration, the Trustees shall conduct the Trust's activities, execute all documents, sue or be sued, and take all actions they deem appropriate in the name of Apex Property Trust.

     1.2 Places of Business. The principal office of the Trust shall be at 340 N. Westlake Boulevard, Suite 230, Westlake Village, California 91362. The Trustees, however, may from time to time change such location and maintain other offices or places of business.

     1.3 Nature of Trust. The Trust is a business trust organized under the laws of the State of California, and it is intended that the Trust shall qualify as a real estate investment trust within the meaning of the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint stock company, or association (but nothing herein shall preclude the Trust from being taxable as an association under the REIT Provisions of the Code), nor shall the Trustees or Shareholders or any of them for any purpose be, or be deemed to be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Shareholders to the Trust shall be solely that of beneficiaries of the Trust and their rights shall be limited to those expressly conferred upon them by this Declaration.

     1.4 Purposes. The primary purposes of the Trust are to acquire a diversified portfolio of interests in real estate or real estate-related assets, including (i) the origination or acquisition of mortgage loans or of securities collateralized, in whole or in part, by mortgage loans, which mortgage loans may be secured directly or indirectly by any general category of real estate assets,
(ii) the making of equity investments in real property, joint venture investments, and other equity investments, including options to acquire real property, covenants and commitments related to real property and interests therein, (other than equity investments made directly in hotels unless the investment is incidental to, or acquired pursuant to the exercise of remedial rights with respect to, debt investments) (iii) acquiring, originating and assisting in providing to Borrowers various types of short-, intermediate- and long-term Trust Loans which are expected to be secured by liens on, or other direct or indirect interests in, real estate, equipment, general or limited partnership interests, capital stock, or any other asset or form of equity interest of the Borrower or guarantee of the Borrower and which may include warrants, equity participations or similar rights incidental to a debt investment by the Trust, and (iv) the making of various forms of financial commitments or engaging in lending activities, such as issuing guarantees and letters of credit, (v) the holding or disposing of purchase money loans with respect to assets sold by the Trust, and (vi) the acquisition of sub-performing or non-performing debt acquired for the purpose of either restructuring it as performing debt or of obtaining primary management rights over the assets securing such debt.

     1.5 Definitions. The following terms shall, whenever used in this Declaration, unless the context otherwise requires, have the meanings specified in this Section 1.5. The singular shall refer to the plural, and the masculine gender shall be deemed to refer to the feminine and neuter, and vice versa, as the context requires.

           (a) "Advisor" means the Person to whom, pursuant to the Advisory Agreement, the Trustees delegate certain control and management of the Trust and its assets as provided in Section 4.1. The Trust shall enter into the Advisory Agreement with Angeles Funding Corporation which shall serve as the Advisor until replaced in accordance with the provisions of this Declaration.

           (b) "Advisory Agreement" means the advisory agreement between the Trust and the Advisor as described in Section 4.2.

           (c) "Affiliate" means with respect to the Advisor, a Shareholder, or Trustee (i) any Person directly or indirectly owning, controlling, or holding, with power to vote, 5% or more of the outstanding voting securities of the Advisor or such Shareholder, (ii) any Person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by the Advisor, such Trustee, or such Shareholder, and (iii) any officer, director, or partner of the Advisor or such Shareholder.

           (d) "Borrower" means those affiliated or unaffiliated Persons which are the recipients of Trust Loans, guarantees, letters of credit, or other financing arrangements.

           (e) "Capital Contributions" means the gross amount invested in the Trust by the Shareholders. Reference to a "Capital Contribution" means the gross amount contributed by a respective Shareholder.

           (f) "Class A Shareholders" means, at any particular time, those Persons who are shown as the holders of record of all Class A Shares on the records of the Trust at such time.

           (g) "Class B Shareholders" means, at any particular time, those Persons who are shown as the holders of record of all Class B Shares on the records of the Trust at such time.

           (h) "Class A Shares" means the designated shares of beneficial interest of the Trust as described in Section 6.1.

           (i) "Class B Shares" means the designated shares of beneficial interest of the Trust as described in Section 6.1.

           (j) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including successor statutes thereto.

           (k) "Declaration" means this Declaration of Trust and all amendments and modifications thereof. References in this Declaration to "herein" and "hereunder" shall be deemed to refer to this Declaration and shall not be limited to the particular text, article, or section in which such words appear.

           (l) "Disposition" means any Trust transaction not in the ordinary course of its business, including, without limitation, principal repayments, all participation (in the cash flow, income, or appreciation in value of property securing a Trust Loan payments, prepayments, sales, or other dispositions of any Trust Loans held by the Trust and analogous transactions involving any other assets held by the Trust.

           (m) "Disposition Price" means the total consideration received by the Trust upon the Disposition of a Trust Loan or other asset of the Trust (prior to payment of any commission, expense, or indebtedness related to the Trust Loan or such asset), including all cash received and the fair market value of any other property received.

           (n) "Distributable Net Proceeds" means the portion of the proceeds from a Disposition so defined in Section 6.6.

           (o) "Gross Proceeds" means the aggregate total of the original Capital Contributions of all of the Shareholders.

           (p) "Mortgages" means mortgages, deeds of trust, or other security instruments on real property or rights or interests in real property or entities owning or controlling real property.

           (q) "Net Assets" means the Total Assets of the Trust Estate after deducting therefrom any liabilities of the Trust except that depreciable assets shall be included therein at the lesser of either (i) the cost of such assets on the books of the Trust before provision for depreciation, amortization, and depletion, or (ii) the fair market value of such assets in the judgment of the Trustees.

           (r) "Net Cash" means, for a period, the interest earned on investments and deposits made by the Trust and operating revenues of the Trust received during such period, plus cash proceeds from Dispositions, plus reserves set aside during prior periods pursuant to clause (iii) below which are no longer necessary as reserves, less (i) all Operating Expenses (other than any expenses previously reserved against pursuant to (iii) below) of the Trust paid during such period, plus all fees and reimbursements payable to the Trustees, the Advisor, including all incentive fees and compensation, and their Affiliates, (ii) all payments made during such period to discharge Trust indebtedness, (iii) all amounts established as reserves during such period, (iv) all amounts expended during such period for the replacement or preservation of Trust assets, or any part thereof, to the extent not previously reserved, and
(v) all amounts reinvested in new Trust Loans and other investments.

           (s) "Non-Distributable Net Proceeds" means the portion of the proceeds from a Disposition so defined in Section 6.6.

           (t) "Offering" means the initial public offering of 5,000,000 Class A Shares.

           (u) "Operating Expenses" means the aggregate annual expenses of the Trust of every character regarded as operating expenses in accordance with generally accepted accounting principles, as determined by independent accountants selected by the Trustees, exclusive of: Organization and Offering Expenses; interest and discounts and other costs of borrowed money; taxes on income and real property and all other taxes and assessments applicable to the Trust and its operations; legal, auditing, underwriting, brokerage, transfer agent's, registrar's, and indenture trustee's fees and other such fees, whether paid to Affiliates of the Advisor or independent Persons; fees and expenses paid to independent contractors, independent advisors, mortgage bankers, brokers, and servicers, real property managers, leasing agents, consultants, on-site managers, real estate brokers, insurance agents and brokers, other brokers and agents, and all personnel employed by the Trust or on its behalf (including all compensation and reimbursements of expenses, payable to the Advisor by the Trust under any Advisory Agreement with the Trust referred to in Article IV hereof and compensation payable to Affiliates of the Advisor, but excluding the Non-Accountable Expense Allowance defined in such Advisory Agreement and the Administration Fee paid to the Advisor or an Affiliate) employed by or on behalf of the Trust; costs of insurance (including Trustee's liability insurance), whether paid to Affiliates of the Advisor or independent Persons; expenses of organizing and terminating the Trust; all expenses connected with distributions and communications to holders of Securities of the Trust and the other bookkeeping and clerical work necessary in maintaining relations with holders of Securities, including the cost of printing and mailing checks, certificates for Securities, proxy solicitation materials, and reports to such holders; all expenses connected with the acquisition, disposition, and ownership of Trust Loans, and all other investments by the Trust, including the costs of appraisal, legal services, brokerage and sales commissions, processing and foreclosure expenses, expenses for the maintenance, repair, and improvements of Trust assets, property management fees and expenses for day-to-day management of Trust assets, whether paid to Affiliates of the Advisor or independent Persons; realized losses (exceeding provisions therefor) on Dispositions; and all provisions for depletion, depreciation, amortization, and losses.

           (v) "Organization and Offering Expenses" means those expenses incurred in connection with the formation and registration of the Trust and in qualifying and marketing the Shares or other Securities under applicable federal and state law, and any other expenses actually incurred and directly related to the qualification, registration, offer, and sale of the Shares or other Securities, including such expenses as: (i) selling commissions; (ii) all marketing expenses and payments made to broker-dealers as compensation or reimbursement for all costs of reviewing the offerings, including due diligence investigations and fees or expenses of their attorneys, accountants, and other experts; (iii) registration fees, filing fees, and taxes; (iv) the costs of printing, amending, supplementing, and distributing the Registration Statements and Prospectuses; (v) the costs of obtaining regulatory clearances of, printing, and distributing sales materials used in connection with the offer and sale of the Shares or other Securities; (vi) compensation of officers and employees of the Advisor and its Affiliates while directly engaged in organizing and forming the Trust and in qualifying, registering, and marketing the Shares or other Securities under applicable federal and state law; (vii) reimbursements to the Selling Agent, selected broker-dealers, the Advisor, and its Affiliates for special marketing and incentive programs sponsored by those entities; (viii) the costs related to investor and broker-dealer sales meetings; (ix) accounting and legal fees incurred in connection with any of the foregoing; and (x) a non-accountable expense allowance equal to 1% of the Gross Proceeds payable to the Selling Agent.

           (w) "Person" means any individual, partnership, corporation, association, trust, or other entity.

           (x) "Prospectus" means the final prospectus, as filed with the Securities and Exchange Commission, relating to the offering of up to 5,000,000 Class A Shares by the Trust, including all supplements and amendments thereto, and any subsequent prospectus, including all supplements and amendments thereto, relating to subsequent securities offerings by the Trust.

           (aa) "REIT Provisions of the Code" means Part II, Subchapter M of Chapter 1 of Subtitle A of the Code, as now enacted or hereafter amended, including successor statutes and regulations promulgated thereunder.

           (bb) "Securities" means common and preferred stock in a corporation, shares of beneficial interest in a trust or other unincorporated association, general partner interests in a general partnership, interests in a joint venture, general or limited partnership interests in a limited partnership, notes, debentures, bonds, and other evidences of indebtedness, including Mortgages, whether secured or unsecured, and includes any options, warrants, and rights to subscribe to or convert into any of the foregoing.

           (cc)  "Selling Agent" means Angeles Securities Corporation.

           (dd) "Shareholders" means, at any particular time, the Class A Shareholders, the Class B Shareholders, and all other holders of record of outstanding Shares on the records of the Trust at such time.

           (ee) "Shares" means the Class A Shares, the Class B Shares, and all other shares of beneficial interest of the Trust issued as provided herein.

           (ff) "Total Assets of the Trust Estate" means the value of all of the assets of the Trust Estate as such value appears on the most recent balance sheet of the Trust available to the Trustees without deduction for mortgage loans or other security interests to which such assets are subject and before provision for depreciation, depletion, amortization, and provision for bad debt loss and similar reserves.

           (gg)  "Trust" means the trust created by this Declaration.

           (hh) "Trustees" means, as of any particular time, the Persons holding such office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees, but shall not include the officers, representatives, or agents of the Trust or the Shareholders, although nothing herein shall be deemed to preclude the Trustees from also serving as officers, representatives, or agents of the Trust or from owning Shares.

           (ii)  "Trustees' Regulations" means the regulations provided for in
Section 3.3.

           (jj) "Trust Estate" means, as of any particular time, any and all property, real, personal, or otherwise, tangible or intangible, which is held, transferred, conveyed, or paid to the Trust or the Trustees on behalf of the Trust and all rents, income, profits, and gains therefrom.

           (kk) "Trust Loans" means the notes, debentures, bonds, and other evidences of indebtedness or obligations acquired or entered into by the Trust which are secured or collateralized by personal property or fee or leasehold interests in real estate or other assets, including, but not limited to, first mortgage loans, junior mortgage loans, construction loans, development loans, equipment loans, loans secured by general or limited partnership interests, capital stock, or any other assets or form of equity interest or guarantee of the Borrower or an Affiliate, and any other type of loan or financial arrangement, such as providing or arranging for letters of credit, providing guarantees of obligations to third parties, or providing commitments for Trust Loans.



                                  ARTICLE II

                                   TRUSTEES

     2.1 Number, Terms of Office, Qualifications of Trustees. The initial number of Trustees shall be six, but such number may be changed from time to time by a vote of the majority of Trustees then in office or by Shareholders voting in the manner set forth in Section 6.2(e), provided that the number of Trustees so fixed shall not be less than three nor more than 15. The initial Trustees shall be the signatories hereto. Subject to the provisions of Section 2.3, each Trustee shall hold office until the expiration of his term and until the election and qualification of his successor. The term of the Trustees executing this Declaration or any successors to them duly elected hereunder prior to the first annual meeting of Shareholders to be held within six months after the end of the fiscal year ending in 1989, shall expire at such annual meeting of Shareholders following the election of Trustees. Thereafter, the term of each Trustee shall expire at the annual meeting of Shareholders following the election of such Trustee. Trustees may be re-elected indefinitely. A Trustee shall be an individual at least 21 years of age who is not under legal disability. Such individual shall qualify as a Trustee when he has either signed this Declaration or agreed in writing to be bound by it. Unless otherwise required by law, no Trustee shall be required to give bond, surety, or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as trustees shall not be required to devote their entire time to the business and affairs of the Trust, and it is understood that all or some of the Trustees may be involved in, and/or shareholders, officers, directors, representatives, agents, partners, or beneficiaries of, businesses and ventures which may be in direct competition with the Trust.

     2.2 Compensation and Other Remuneration. The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as they may determine from time to time. The Trustees, either directly or indirectly, shall also be entitled to receive remuneration for services rendered to the Trust in any other capacity. Such services may include, without limitation, services as an officer of the Trust, legal, accounting, or other professional services, or services as a broker, transfer agent, or underwriter, whether performed by a Trustee or an Affiliate of a Trustee.

     2.3 Resignation, Removal, and Death of Trustees. A Trustee may resign at any time by giving written notice in recordable form to the remaining Trustees at the principal office of the Trust. Such resignation shall take effect on the date such notice is given or at any later time specified in the notice without need for prior accounting. A Trustee may be removed for cause at a special meeting of Shareholders voting in the manner set forth in Section 6.2, or with cause by all remaining Trustees. "Cause" for purposes of this Section
2.3 shall mean a Trustee's willful violations of this Declaration or the Trustees' Regulations which violations are materially against the interests of the Shareholders or gross negligence in the performance of his duties.

     Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his name, shall account to the remaining Trustee or Trustees as they require for all property which he holds as Trustee, and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence, and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee as the case may be.

     2.4 Vacancies. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death, or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees (even though less than three) may exercise the powers of the Trustees hereunder. Vacancies (including vacancies created by increases in number) may be filled by the remaining Trustee or by vote of a majority of the remaining Trustees or by the Shareholders voting in the manner set forth in Section 6.2(a). Any Trustee so elected by the remaining Trustees or the Shareholders shall hold office until the next annual meeting of Shareholders. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in Section 6.2(a).

     2.5 Successor and Additional Trustees. The right, title, and interest of the Trustees in and to the Trust Estate shall also vest in successor and additional Trustees upon their acceptance of the office, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title, and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise.

     2.6 Actions by Trustees and Executive Committee; Quorum. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees. Any agreement, deed, mortgage, lease, or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust; provided that such action is pursuant to authorization of a majority of the Trustees given either at a meeting or in writing or as provided in the Trustees' Regulations.

     The Trustees may appoint a committee (the "Executive Committee") with authority to exercise the powers of the Trustees and consisting of three or more of the Trustees. Unless specifically provided otherwise in this Declaration, any action of the Executive Committee may be taken at a meeting by vote of a majority of the members of the Committee. A quorum for all meetings of the Executive Committee shall be a majority of the members thereof. With respect to the actions of the Trustees and the Executive Committee, Trustees who are Affiliates of the Advisor may be counted for all quorum purposes.

     Unless otherwise specifically provided in this Declaration, any action required or permitted to be taken at any meeting of the Trustees or of the Executive Committee may be taken without a meeting if all of the Trustees or members of the Executive Committee, as the case may be, consent thereto in writing. Trustees or members of the Executive Committee may participate in a meeting of the Trustees or the Executive Committee, as the case may be, by means of conference telephone or similar communications equipment by which all individuals participating in the meeting can hear each other, and participation in such meeting pursuant to this paragraph shall constitute presence in person at such meeting for all purposes of this Declaration.


                                  ARTICLE III

                               TRUSTEES' POWERS

     3.1 Power and Authority of Trustees. The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power or control on the part of the Shareholders, full, absolute, and exclusive power, control, and authority (a) over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and
(b) to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable for the carrying out of, any of the purposes of the Trust or conducting the business of the Trust. Any determination made in good faith by the Trustees of the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive as to the Trust and its Shareholders. In construing the provisions of this Declaration, presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein upon the Trustees.

     3.2 Specific Powers and Authorities. Subject only to the express limitations contained in this Declaration and in addition to any powers and authorities conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule or law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem appropriate:

           (a) To retain, invest, and reinvest the capital or other funds of the Trust in Trust Loans and real or personal property investments of any kind, and to purchase, invest in, or otherwise acquire for cash or other property or through the issuance of Shares or other

Securities Trust Loans and fee, leasehold, or other participating Interests in property, real, personal, or mixed, tangible or intangible, including notes, bonds, or other obligations, all for such consideration as they deem appropriate and without regard to whether any such property is authorized by law for the investment of trust funds. In connection with any such investment, purchase, or acquisition, the Trustees shall have the power to acquire a share of rents, lease payments, or other gross income from, or a share of the profits from, or a share in the equity or ownership of the security for such Trust Loans; to invest in Trust Loans secured by the pledge or transfer of Mortgages, other assets, and/or contractual obligations; to develop, operate, pool, unitize, grant production payments out of or lease or otherwise dispose of mineral, oil and gas properties, and rights.

           (b) To possess and exercise all the rights, powers, and privileges appertaining to the ownership of the Trust Estate and to increase the capital of the Trust at any time by the issuance of additional Shares or other Securities, in all cases for such consideration and upon such terms as they deem appropriate.

           (c) To sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer, or otherwise dispose of any and all of the Trust Estate by deeds, trust deeds, assignments, bills of sale, transfers, leases, Mortgages, financing statements, security agreements, and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent, or any nominee of the Trust.

           (d) To issue Shares or other Securities which may be subordinated to any indebtedness of the Trust and may be convertible into Shares, all without vote of or other action by the Shareholders to such Persons for such cash, property, or other consideration (including securities issued or created by, or interests in any Person) at such time or times and on such terms as the Trustees may deem advisable and to list any of the Securities issued by the Trust on any securities exchange and to purchase or otherwise acquire, hold, cancel, reissue, sell, and transfer any of the Securities.

           (e) To enter into leases, contracts, obligations, easement agreements, party wall agreements, boundary line agreements, loan commitments of every kind, nature, and description, guarantees, financing arrangements and participations, and other agreements, any one of which may be for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term.

           (f) To borrow money and give negotiable or non-negotiable instruments therefor; to guarantee, indemnify, or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber, or hypothecate the Trust Estate to secure any of the foregoing.

           (g) To lend money, whether secured or unsecured, pursuant to Trust Loans or otherwise.

           (h)   To create reserve funds for any purpose.

           (i) To incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses, or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including, without limitation, all Organization and Offering Expenses, Operating Expenses, payments, reimbursements, and compensation to the Trustees, the Advisor, and their Affiliates, taxes and other governmental levies, charges, and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof, and for any of the purposes herein.

           (j) To deposit funds of the Trust in banks, trust companies, savings and loan associations, and other depositories, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms, in such manner, and by such Person or Persons (including any one or more Trustees, officers, agents, representatives, or the Advisor) as the Trustees may determine.

           (k) To possess and exercise all the rights, powers, and privileges appertaining to the ownership of all or any Mortgages or Securities, issued or created by, or interests in, any Person, forming part of the Trust Estate, to the same extent that an individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request, or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action and may include the exercise of discretionary powers.

           (l) To cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire the Trust Estate or any part or parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, rent, lease, hire, convey, negotiate, assign, exchange, or transfer the Trust Estate or any part or parts thereof to or with any such Person in exchange for the Securities thereof or otherwise, and to lend money to, subscribe for the Securities of, and enter into any contracts with, any such Person the Securities or any other interest of which the Trust holds or is about to acquire.

           (m) To enter into joint ventures, general or limited partnerships, and any other lawful combinations or associations.

           (n) To elect one of themselves as Managing Trustee or Chairman of the Board of Trustees and to elect, appoint, engage, or employ other officers for the Trust (including a Secretary, Treasurer, and such Vice Presidents and other officers as the Trustees may determine), who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the Trustees' Regulations; to engage or employ any Persons (including, subject to the provisions of Sections 7.4 and 7.5, any Trustee, officer, or employee of the Trust or any Affiliate of any of such Trustee, officer, or employee of the Trust) as agents, representatives, or employees (including, without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors, or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Persons may be so engaged or employed; and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors, the Advisor, or other Persons.

           (o) To determine whether monies, Securities, or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part or all of the profit resulting from the maturity or sale of any asset whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, Securities, or other assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution or any investment as income or capital or apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization, or obsolescence in respect of all or any part of the Trust Estate subject to depreciation, depletion, amortization, or obsolescence in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Trust shall be kept and to change from time to time such method or form.

           (p) To determine from time to time, the value of all or any part of the Trust Estate and of any services, Securities, Trust Loans, property, or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Estate in accordance with such appraisals or other information as are, in the Trustees' sole judgment, necessary and/or satisfactory.

           (q) To collect, sue for, and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands, or other litigation relating to the Trust, the Trust Estate, or the Trust's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication, or settlement thereof.

           (r) To renew, modify, release, compromise, extend, consolidate, or cancel, in whole or in part, any obligation to or of the Trust.

           (s) To purchase and pay for out of the Trust Estate insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust and/or any or all of the Trustees, the Shareholders, or officers against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, Shareholders, or officers, regardless of whether such insurance contracts and policies are provided by Persons affiliated with the Advisor or the Trustees.

           (t) To cause legal title to any of the Trust Estate to be held by and/or in the name of the Trustees, and/or, except as prohibited by law, in the name of the Trust or one or more of the Trustees or any other Person, on such terms, in such manner, and with such powers in such Person as the Trustees may determine, and with or without disclosure that the Trust or Trustees are interested therein.

           (u) To adopt a fiscal year for the Trust, and from time to time change such fiscal year.

           (v) To adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust).

           (w) To help ensure that (i) the objectives of the Trust (including the objectives of providing Shareholders with a pass-through investment vehicle, as well as minimizing unrelated business taxable income for tax-exempt Shareholders) will not be defeated by future legislation or other action, (ii) the Trust will not be deemed to hold assets of an employee benefit plan ("Plan Assets") for purposes of the Employee Retirement Income Security Act of 1974 ("ERISA"), and (iii) the transactions contemplated hereunder would constitute prohibited transactions under ERISA or the Code. In order to accomplish the foregoing, the Trustees and the Advisor have the right (upon notice to all Shareholders but without the need to obtain the consent of any Shareholder) to take any actions including (1) restructuring the Trust's activities and, if deemed necessary by the Trustees and the Advisor, converting the Trust to another type of entity (including a partnership), (2) restructuring the Trust's activities to the extent necessary to comply with any exemption in Plan Asset legislation or the Plan Asset regulations adopted by the Department of Labor from time to time, including establishing a fixed percentage of Shares permitted to be held by employee benefit plans or other tax-exempt entities, or discontinuing sales of Securities to such investors after a given date as necessary to obtain a prohibited transaction exemption from the Department of Labor or to comply with any exemption in the Plan Asset legislation or Plan Asset regulations, and/or (3) terminating the Offering or any subsequent offering, or compelling a dissolution and termination of the Trust.

           (x) To do all other such acts and things as are incident to the foregoing and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration.

     3.3 Trustees' Regulations. The Trustees may make, adopt, amend, or repeal regulations (the "Trustees' Regulations") containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers, and the rights or powers of its Shareholders, Trustees, or officers not inconsistent with law or with this Declaration.

                                  ARTICLE IV

                                    ADVISOR

     4.1 Employment of Advisor. The Trustees are responsible for the general policies of the Trust and for such general supervision of the business of the Trust conducted by all officers, agents, employees, advisors, managers, or independent contractors of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration. However, the Trustees are not and shall not be required personally to conduct the business of the Trust and, consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ, or contract with any Person (including one or more of themselves, or any Affiliate of any of them) as the Trustees may deem necessary or proper for the transaction of the business of the Trust. The Trustees may therefore employ or contract with such Person (herein referred to as the "Advisor"), and the Trustees may grant or delegate such authority to the Advisor as the Trustees may in their sole discretion deem necessary or desirable, without regard to whether such authority is normally granted or delegated by Trustees.

     The Trustees (subject to the provisions of Section 4.5) shall have the power to determine the terms and compensation of the Advisor or any other Person whom they may employ or with whom they may contract. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees, and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

     4.2 Term. The Trustees shall enter into a contract with the Advisor ("Advisory Agreement") which shall provide for an initial term of three years and for the automatic annual extension thereafter. This Advisory Agreement may be terminated, without penalty, after the initial three-year term, upon no less than 60 days' written notice of the Advisor or by vote of a majority of the Trustees or by the Shareholders voting as set forth in Section 6.2.

     4.3 Independence of Trustees and Members of Executive Committee. Not more than 49% of the total number of Trustees or of the total number of members of the Executive Committee may be Affiliates of any Person who is then the Advisor; provided, however, that if at any time the percentage of Trustees or members of the Executive Committee who are Affiliates of such Person becomes more than 49% of the total number of Trustees or members of the Executive Committee then in office, whether because of the death, resignation, removal, or change in affiliation of one or more Trustees or members of the Executive Committee or otherwise, then such requirement shall not be applicable for a period of 90 days of such event occurring, during which period the continuing Trustees or Trustee then in office shall appoint, pursuant to Section 2.4, a sufficient number of other individuals as Trustees or as members of the Executive Committee so that again not more than 49% of the total number of Trustees or members of the Executive Committee then in office are Affiliates of such Person. The Trustees shall at all times endeavor to comply with the requirement of this Section 4.3 as to independence, but failure so to comply with such requirement shall not affect the validity or effectiveness of any action of the Trustees or of the Executive Committee.

     4.4 Other Activities of Advisor. The Advisor shall not be required to administer the Trust as its sole and exclusive function and may have other business interests and may engage in other activities in addition to those relating to the Trust which may be in direct competition with the Trust, including acting as a real estate or loan broker, acting as a general partner or manager, and rendering of advice or services of any kind to any other Person (including, but not limited to, Affiliates of the Advisor). The Trustees may request the Advisor and/or its Affiliates to engage in certain other activities relating to the Trust's investments, including property management, contracting for the construction of improvements, and the placement or brokerage of real property, equity investments in real property, Mortgages, or other financing arrangements; and the Advisor and/or its Affiliates may act as broker or provide services requested by sellers, mortgagors, prospective sellers, or prospective mortgagors to the Trust and may receive brokerage commissions and other compensation from such sellers, mortgagors, prospective sellers, and prospective mortgagors in addition to compensation paid to the Advisor by the Trust.

     The Advisor shall be required to use its best efforts to present a continuing and suitable investment program to the Trust which is consistent with the investment policies and objectives of the Trust, but neither the Advisor nor any Affiliate of the Advisor shall be obligated to present any particular investment opportunity to the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust, and subject to the foregoing, each of them shall have the right to take for its own account or to recommend to others any such particular investment opportunity. The Advisor shall act on a basis which is fair and reasonable to the Trust and the Shareholders in selecting from among the various investment opportunities that come to the Advisor those investment opportunities which it presents to and approves on behalf of the Trust. So long as there is an Advisor or other Person performing similar functions, the Trustees shall have no responsibility to originate investment opportunities for the Trust.

     4.5 Limitation on Operating Expenses. The Operating Expenses of the Trust for any full fiscal year shall not (except as set forth herein) exceed an amount equal to the greater of (a) 2% of the average Net Assets of the Trust Estate for such year or (b) 25% of the Trust's net income for such year, determined in accordance with generally accepted accounting principals, before deducting any non-accountable expense allowances, regular and incentive advisory fees, administration fees and expenses, and depreciation, depletion, and amortization. The Trustees shall limit such expenses to amounts that do not exceed such limitations unless a majority of the Trustees who are not Affiliates of the Advisor determine that based upon such factors as they deem sufficient, a higher level of expenses is justified. Each contract made with the Advisor under this Article IV shall specifically provide that in the event such Trustees determine that such excess expenses are not justified, the Advisor shall refund to the Trust promptly after the end of any such year of the amount, if any, by which the Operating Expenses so exceed said amount; provided, that (i) the maximum liability of the Advisor for such excess in any year shall be limited to the amount of the Non-Accountable Expense Allowance and the Administration Fee received by the Advisor during such year as defined and provided for in the Advisory Agreement and (ii) to the extent that the Operating Expenses for any subsequent fiscal year are less than the greater of clauses (a) or (b) above, the Trust shall reimburse the Advisor the amount(s) it previously refunded to the Trust pursuant to this Section 4.5.

                                   ARTICLE V

                               INVESTMENT POLICY

     5.1 General Statement of Policy. While the Trustees are authorized, pursuant to Article III, to invest the Trust estate in a wide variety of investments, it is the present intention of the Trust that it shall be the principal investment objectives and policy of the Trust for the Trustees to invest the Trust Estate and in debt or equity investments in real property and interests therein and in Trust Loans.

     Investments of the Trust may be made in various combinations and may involve participations with other Persons, including Affiliates of the Advisor and/or Trustees. Such investments may incorporate a variety of real property equity and financing techniques, including, without limitation, partnerships, joint ventures, purchase and leasebacks, land purchase-leases, net lease financings, purchase and installment salebacks, and Mortgages.

     The general purpose of the Trust is to seek real estate investment trust income as defined in the REIT Provisions of the Code. The Trustees intend to make investments in such a manner as to comply with the requirements of the REIT Provisions of the Code with respect to the composition of the Trust's investments and the derivation of its income; provided, however, that no Trustee, director, officer, employee, or agent of the Trust or the Advisor shall be liable to any Person, including any Shareholder, for any act or omission resulting in the loss of tax benefits under the Code or for the Trust not being treated for tax purposes as a "real estate investment trust" under the REIT Provisions of the Code. Subject to Section 5.3 hereof and subject to such restrictions as may be necessary to qualify the Trust as a "real estate investment trust" as defined in the REIT Provisions of the Code, the Trustees may alter the above-declared investment policy in light of changes in economic circumstances and other relevant factors, and the methods of implementing the Trust's investment policies may change, in the discretion of the Trustees as economic and other conditions change.

     5.2 Other Permissible Investments. To the extent that the Trust has assets not invested in accordance with Section 5.1, the Trustees may employ such assets by investing them in:

           (a) Obligations of, or guaranteed or insured by, the United States Government or any agency or political subdivision thereof;

           (b) Obligations of, or guarantees by, any state, territory, or possession of the United States of America or any agency or political subdivision thereof;

           (c) Evidences of deposits in, or obligations of, banking institutions, state and federal savings and loan associations, and savings institutions;

           (d)   Real and personal property and interests therein; and

           (e)   Other Securities, liquid short-term investments, and property.

     5.3 Prohibited Investments and Activities. The Trustees shall not engage in any of the following investment practices or activities:

           (a) Invest in commodities, foreign currencies, or bullion except in connection with investments in other property;

           (b) Engage in any material trading activities with respect to any of the assets of the Trust Estate;

           (c) Issue "redeemable securities" as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended;

           (d) Engage in the underwriting or public distribution of Securities issued by others; and

           (e) Purchase any property from or sell any property to the Advisor, nor shall the Trust lend any funds to the Advisor.

     5.4 Obligor's Default. Notwithstanding any provision in any Article of this Declaration, when an obligor to the Trust is in default under the terms of any obligation (including a Trust Loan) to the Trust, the Trustees or the Advisor shall have the power to pursue any remedies permitted by law which in their sole judgment are in the interest of the Trust, and the Trustees or the Advisor shall have the power to receive and hold any investment and to enter into any commitment or obligation on behalf of the Trust in connection with or in pursuit of such remedies which, in the judgment of the Trustees or the Advisor, is necessary or desirable for the purpose of acquiring property and disposing of property acquired in the pursuit of such remedies.


                                  ARTICLE VI

                          THE SHARES AND SHAREHOLDERS

     6.1 Shares. The units into which the beneficial interest in the Trust will be divided shall be designated as Shares, which Shares shall initially be of two classes, Class A Shares and Class B Shares. The Class A Shares shall have a par value of $1.00 per Share, and the Class B Shares shall have a par value of $.01 per Share. The certificates evidencing the Shares shall be in such form and signed (manually or by facsimile) on behalf of the Trust in such manner as the Trustees may from time to time prescribe or as may be prescribed in the Trustees' Regulations. The certificates shall be negotiable and title thereto and to the Shares represented thereby shall be transferred by assignment and delivery thereof to the same extent and in all respects as a share certificate of a California corporation. There shall be no limit upon the number or classes of Shares to be issued. The Shares may be issued for such consideration as the Trustees shall determine or by way of share dividend or share split in the discretion of the Trustees. Shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Trust may be canceled and restored to the status of authorized and unissued Shares by action of the Trustees. All Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend or share split. The Shares shall not entitle the holder to preference, pre-emptive, appraisal, conversion, or exchange rights of any kind, except as provided in
Section 6.14.

     Upon termination of the Offering, the Trustees shall issue for par a sufficient number of Class B Shares to the Advisor and/or its nominee(s) such that the total number of outstanding Class B Shares shall equal one-half of the total number of outstanding Class A Shares. In order to maintain such proportion between Class A Shares and Class B Shares, the Trustees are hereby required to issue additional Class B Shares for par in like proportion to the extent that
(a) additional Class A Shares or other Securities convertible into Class A Shares are issued by the Trust (provided that if and to the extent such issuance is subject to the approval of the American Stock Exchange,) Inc. or such other exchange or market on which the Class A Shares or other securities of the Trust are traded, then such approval shall be obtained), and (b) the Class A Shares are subject to any stock dividend, stock split, or other recapitalization affecting the number of Class A Shares outstanding. For the purposes of determining the total number of Class B Shares issued and outstanding following the termination of this Offering and issuance of Class B Shares pursuant to this
Section 6.1 as required in Sections 6.6(a) and 6.14, all additional Class B Shares issued pursuant to this paragraph of Section 6.1 shall be deemed to be issued and outstanding following termination of the Offering.

     6.2 Voting Rights. The Shareholders shall be entitled to vote only upon the following matters:

           (a) Election of Trustees. Trustees shall be elected annually pursuant to an annual meeting of the Shareholders to be held at such time and place as the Trustees' Regulations shall prescribe; provided that the initial Trustees shall serve until the first annual meeting of the Shareholders which shall be held within six months after the end of the fiscal year commencing in 1989. In any election of Trustees, the Class A Shareholders and the Class B Shareholders shall vote together as a single class with each Class A Share and Class B Share held of record entitled to one vote in person or by proxy.

     Any vacancy in the office of Trustees may be filled by a vote of the Class A Shareholders and the Class B Shareholders voting together as a single class with each Share held of record entitled to one vote in person or by proxy, or, in the absence of any such Shareholder vote, such vacancy may be filled by the vote of the remaining Trustees. If the number of Trustees is increased in accordance with this Declaration, the Trustees' Regulations, or otherwise, any vacancy so created may be filled by the existing Trustees.

     In connection with the election or removal of Trustees as provided in this
Section 6.2(a) and in Section 6.2(b), the Shareholders shall be entitled to cumulate their votes so that each Shareholder shall be entitle to cast in person or by proxy as many votes as shall equal the number of Class A and Class B Shares he holds of record multiplied by the number of Trustees to be elected or removed by the Shareholders, and such Shareholder may cast all of such votes for a single Trustee, or may distribute such votes among the number of Trustees to be voted on, or for any two or more of them as he may see fit.

           (b) Removal of Trustees. A Trustee may be removed for cause (defined as willful violations of this Declaration or the Trustees' Regulations which violations are materially against the interests of the Shareholders or gross negligence in the performance of his duties) by majority vote or written consent of the Shareholders with the Class A Shareholders and the Class B Shareholders voting together as a single class with each Share held of record entitled to one vote in person or by proxy. Any vacancy created by the removal of a Trustee shall be filled as provided in Section 6.2(a).

           (c) Termination of Advisory Agreement. The Advisory Agreement may be terminated to the extent provided in Section 4.2 upon majority vote or written consent of the Shareholders with the Class A Shareholders and the Class B Shareholders voting together as a single class with each Share held of record entitled to one vote in person or by proxy.

           (d) Termination of the Trust. The Trust may be terminated at a meeting of the Shareholders, specially called for such purpose, upon a vote by Shareholders holding 66-2/3% of the Class A Shares and the Class B Shares voting together as a single class with each Share of record entitled to one vote in person or by proxy.

           (e) Other Matters. All other matters to be voted on, consented to, or ratified by the Shareholders shall be passed, consented to, or ratified by a majority vote of the Shareholders with the Class A Shareholders and the Class B Shareholders voting together as a single class with each Share held of record entitled to cast one vote in person or by proxy.

     Notwithstanding anything in this Article VI to the contrary, at all times that there are no Class A Shares outstanding, the Class B Shareholders shall have exclusive voting power on all matters upon which Shareholders are entitled to vote pursuant to this Declaration. Wherever any provision of this Declaration sets forth a specific percentage of the Shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the Shareholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of all Shares then outstanding and entitled to vote on such action.

     6.3 Legal Ownership of Trust Estate. The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares issued hereunder, and they shall have no right to compel any partition, division, dividend, or distribution of the Trust or any of the Trust Estate.

     6.4 Shares Deemed Personal Property. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration. The death, insolvency, or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees, or the Trust Estate or otherwise, except the sole right to demand and, subject to the provisions of this Declaration, the Trustees' Regulations, and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for, and upon delivery pursuant to Section 6.5 of, the certificate held by such Shareholder.

     6.5 Share Record; Issuance and Transferability of Shares. Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the numbers of the certificates representing the Shares, and in which there shall be recorded all transfers of Shares. Certificates shall be issued, listed, and transferred in accordance with the Trustees' Regulations. The Persons in whose names certificates are registered on the records of the Trust shall be deemed the absolute owners of the Shares represented thereby for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustees or officers, or their agents or representatives, from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive. The receipt by the Person in whose name any Shares are registered on the records of the Trust or of the duly authorized agent of such Person, or if such Shares are so registered in the names of more than one Person, the receipt of any one of such Persons, or of the duly authorized agent of any of such Persons, shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

     Subject to the provisions of Section 6.13, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing upon delivery to the Trustees or a transfer agent of the certificate or certificates therefor, properly endorsed or accompanied by duly executed instruments of transfer and accompanied by all necessary documentary stamps, together with such evidence of the genuineness of each such endorsement, execution, or authorization and of other matters as may reasonably be required by the Trustees or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Trust and a new certificate for the Shares so transferred shall be issued to the transferee and in case of transfer of only a part of the Shares represented by any certificate, a new certificate for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequences of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and shall receive a new certificate therefor, but only upon delivery to the Trustees or a transfer agent of instruments and other evidence required by the Trustees or the transfer agent to demonstrate such entitlement, the existing certificate for such Shares, and such necessary releases from applicable governmental authorities. In case of the loss, mutilation, or destruction of any certificate for Shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

     6.6 Dividends or Distributions to Shareholders. The Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash or other form, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase of refinancing of Trust obligations, or from the Disposition of portions of the Trust Estate or from any other source as the Trustees in their discretion shall determine. The Trustees may declare dividends or distributions as far in advance as they shall determine in their discretion, including the advance declaration of dividends or distributions with respect to more than one month or other period. Shareholders shall have no right to any dividend or distribution unless and until the record date therefor as declared by the Trustees.

           (a) Distributions of Net Cash. The Trustees shall endeavor to declare distributions of Net Cash, which shall be distributed 99% to the Class A Shareholders and 1% to the Class B Shareholders, in amounts such that the Trust shall maintain its status as a "real estate investment trust" under the Code. To the extent that Class B Shareholders convert their Class B Shares into Class A Shares as provided in Section 6.14, the percentage of distributions of Net Cash to be distributed to the Class B Shareholders, as well as the other distributions provided for in this Section 6.6, shall be reduced by multiplying such 1% by a fraction, the numerator of which is the aggregate number of Class B Shares outstanding as of the record date for any such distribution and the denominator of which is the aggregate number of Class B Shares issued and outstanding prior to any such conversion.

           (b) Distributions of Proceeds. Upon any Disposition, the proceeds of the Disposition shall be applied first, to the payment of any selling or refinancing expenses, fees and commissions, including mortgage brokerage fees, and all other fees and costs incurred in connection with the Disposition; and second, to the payment of principal and interest owed in connection with the asset disposed of immediately prior to the Disposition which is to be repaid in connection with the Disposition. All proceeds remaining thereafter shall be segregated and not commingled with the other assets of the Trust except for any amounts thereof which the Trustees, in their absolute discretion, determine are required for support of the operations of the Trust, or for investment in additional Trust assets. Any portion of such remaining segregated proceeds in the form of assets which the Trustees, in their absolute discretion, determine cannot reasonably be distributed to the Shareholders (including any net interest earned thereon) is herein called "Non-Distributable Net Proceeds," and any other portion of such segregated proceeds is herein called "Distributable Net Proceeds."

     The Distributable Net Proceeds of any Disposition shall be distributed to the Shareholders in the same manner as distributions of Net Cash by the Trust. The Non-Distributable Net Proceeds of any Disposition shall be considered Distributable Net Proceeds at such time as the Trustees, in their absolute discretion, determine that the assets comprising such Non-Distributable Net Proceeds can reasonably be distributed or such assets are transformed into distributable Net Proceeds. They shall be distributed to the

Shareholders in the same manner as distributions of Net Cash by the Trust after any such determination in the same manner as other Distributable Net Proceeds.

           (c) Other Distributions. All distributions other than those specifically provided for in Sections 6.6(a) and (b) may be declared by the Trustees at such time that they, in their absolute discretion, determine that the Trust has sufficient cash or other property which is not needed in the operation of the Trust, and shall be distributed in accordance with the first sentence of Section 6.6(a).

     6.7 Transfer Agent, Dividend Disbursing Agent, and Registrar. The Trustees shall have power to employ one or more transfer agents, dividend disbursing agents, and registrars and to authorize them on behalf of the Trust to keep records, to hold and disburse any dividends and distributions, and to have and to perform in respect of all original issues and transfers of Shares, dividends and distributions, and reports and communications to Shareholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents, and registrars of a California corporation.

     6.8 Shareholders' Meeting. There shall be an annual meeting of the Shareholders at such time and place as the Trustees' Regulations shall prescribe at which the Trustees shall be elected and any other proper business may be conducted. The annual meeting of Shareholders shall be held after delivery to the Shareholders of the Annual Report (set forth in Section 6.10) and within six months after the end of each fiscal year commencing with the fiscal year starting in 1989. Special meetings of Shareholders may be called by the Managing Trustee, if any, the Chairman of the Board of Trustees, or at least two of the other Trustees and shall be called upon the written request of Shareholders holding not less than 20% of the outstanding Class A Shares or 20% of the outstanding Class B Shares, entitled to vote in the manner provided in the Trustees' Regulations. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders for the election of successor Trustees. Notice of any special meeting shall state the purposes of the meeting. A majority of the outstanding Class A Shares and a majority of the outstanding Class B Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at any such meeting. Whenever Shareholders are required or permitted to take any action, such action may be taken without a meeting on written consent setting forth the action so taken, signed by a sufficient proportion of the Class A Shareholders and Class B Shareholders as would be required for a vote at meeting as provided in Section 6.2; provided that solicitation of such consents complies with Rule 706 of the American Stock Exchange, Inc. as such Rule or its successor is then in effect. The vote or consent of Shareholders shall not be required for the pledging, hypothecating, granting security interests in, mortgaging, or encumbering of all or any of the Trust Estate, or for the sale, exchange, or other Disposition of all or any portion of the Trust Estate.

     6.9 Proxies. Whenever the vote or consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either directly by the Shareholders or to a proxy in the form prescribed in the Trustees' Regulations. The Trustees may solicit such proxies from the Shareholders or any of them in any matter requiring or permitting the Shareholders' vote or consent.

     6.10 Reports to Shareholders. Not later than 120 days after the close of each full fiscal year of the Trust, the Trustees shall mail a report of the business and operation of the Trust during such fiscal year to the Shareholders, which report shall constitute the accounting of the Trustees for such fiscal year. The report (herein "Annual Report") shall be in such form and have such content as the Trustees deem proper. The Annual Report shall include a balance sheet and a statement of income and surplus of the Trust. Such financial statement shall be accompanied by the report of an independent public accountant thereon. A manually signed copy of the accountant's report shall be filed with the Trustees.

     6.11 Fixing Record Dates. The Trustees' Regulations may provide for fixing or, in the absence of such provision, the Trustees may fix, in advance, a date as the record date for determining the Shareholders entitled to notice of or to vote at any meeting of the Shareholders or to express consent to any proposal without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividend or distribution (whether before or after termination of the Trust) or any Annual Report or other communication from the Trustees, or for any other purpose. The record date so fixed shall be not less than ten days nor more than 90 days prior to the date of the meeting or event for the purpose of which it is fixed.

     6.12 Notice to Shareholders. Any notice of meeting or other notice, communication, or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication, or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

     6.13 Shareholders' Disclosures; Redemption and Stop Transfers. The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect, including beneficial, ownership of the Shares as the Trustees deem necessary. If the Trustees shall at any time be of the opinion that direct or indirect ownership of Shares of the Trust has or may become concentrated to an extent which may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Code, the Trustees shall have the power by lot or other means deemed equitable by them to prevent the transfer of such Shares, and/or to call for redemption of a number of such Shares, sufficient in the opinion of the Trustees to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements of the REIT Provisions of the Code. In particular, the Trustees are specifically empowered to prohibit any Person from directly or indirectly acquiring ownership (beneficial or otherwise) in the aggregate of more than 9.8% of the outstanding Class A Shares (such Class A Shares in excess of 9.8% constituting "Excess Class A Shares"). If the holder of the Excess Class A Shares does not sell the Excess Class A Shares within 30 days of notification by the Trust, then the Trustees are empowered (a) to prohibit the holder of Excess Class A Shares from voting the Excess Class A Shares, (b) to place any distributions with respect to such Excess Class A Shares in an escrow account for payment when those Class A Shares are no longer classified as Excess Class A Shares, and (c) to redeem any or all Excess Class A Shares for a non-interest bearing promissory note.

     The redemption price to be paid for Shares, including the Excess Shares, so called for redemption shall be (i) the last reported sale price of the Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not listed or admitted to trading, the latest bid quotation for the Shares on such last business day as reported by the National Quotation Bureau Incorporated or a similar organization selected from time to time by the Trust for the purpose, or
(iii) if not determinable as aforesaid, as determined in good faith by the Trustees. The redemption price shall be payable by the Trust pursuant to a non-interest bearing promissory note which shall require three equal monthly payments commencing upon the date fixed for redemption by the Trustees. From and after the date fixed for redemption by the Trustees, the holder of any Shares so called for redemption, including the Excess Shares, shall cease to be entitled to any dividends, distributions, voting rights, and other benefits with respect to such Shares, excepting only the right to payment of the redemption price fixed as aforesaid.

     In addition, if any Person knowingly holds Excess Class A Shares and the Trust loses its qualification as a real estate investment trust under the REIT Provisions of the Code or becomes a personal holding company, that Person will be required to indemnify the Trust for the full amount of any damages and expenses resulting from the loss of its REIT qualification. This liability might include increased corporate taxes, attorneys' fees, and administrative costs. The Trustees may require each proposed transferee of Class A Shares to deliver a statement or affidavit setting forth the number of Class A Shares, if any, already owned, directly or indirectly, by such transferee and may declare void any transfer of Class A Shares which would cause an accumulation of Class A Shares in excess of 9.8% of the outstanding Class A Shares of the Trust.

     In order to further assure that ownership of the Shares does not become so concentrated, any transfer of Shares that would prevent the Trust from continuing to be qualified as a real estate investment trust under the REIT Provisions of the Code shall be void ab initio, and the intended transferee of such Shares shall be deemed never to have had any interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule, or regulation, then the transferee of such Shares shall be deemed to have acted as agent on behalf of the Trustees in acquiring such Shares and to hold such Shares on behalf of the Trustees.

     6.14  Conversion Rights.  Subject to the terms and conditions of this
Section 6.14, the Class B Shareholders as a group shall at their option be entitled to convert up to 20% of the total of the Class B Shares, issued and outstanding following the termination of the Offering and issuance of the Class B Shares pursuant to Section 6.1, each year commencing with 1990 into fully paid and non-assessable Class A Shares on the basis of one Class A Share for 49 Class B Shares. Such conversion rights may be exercised at any time after December 31, 1989, and such rights shall be cumulative for each year thereafter, so that to the extent that less than 20% of the Class B Shares held of record by a Class B Shareholder are converted in any year, the percentage of Class B Shares convertible in the succeeding years shall be increased accordingly. For example, if only 10% of the total outstanding Class B Shares were converted into Class A Shares in 1990, up to 30% of such total number of Class B Shares shall be convertible in 1991, and to the extent that no Class B Shares are converted from 1990 through 1993, 100% of the total outstanding Class B Shares will be convertible into Class A Shares in 1994 and each year thereafter. After conversion of the Class B Shares into Class A Shares, the rights of the remaining Class B Shareholders with respect to distributions of Net Cash shall be adjusted as provided in Section 6.6.

     In order to exercise such conversion rights, the Class B Shareholder shall surrender the certificate or certificates for such Class B Shares at the office of said transfer agent (or other place as provided by the Trustees), which certificate or certificates, if the Trustees shall so request, shall be duly endorsed to the Trust or in blank or accompanied by proper instruments of transfer to the Trust (such endorsements or instruments of transfer to be in form satisfactory to the Trust), and shall give written notice to the Trust at said office that he elects so to convert said Class B Shares in accordance with the terms of this Section 6.14, and shall state in writing therein the name or names in which he wishes the certificate or certificates for Class A Shares to be registered. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Shares and the Trust, whereby the Class B Shareholder shall be deemed to subscribe for the amount of Class A Shares which he shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Shares to be converted and to release the Trust for all liability thereunder, and thereby the Trust shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Shares to be issued upon such conversion.

     The Trust will, as soon as practicable after such deposit of a certificate or certificates for Class B Shares accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the Person for whose account such Class B Shares were so surrendered, or to his nominee or nominees, a certificate or certificates for the number of Class A Shares to which he shall be entitled as aforesaid. Subject to the provisions of this Section 6.14, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Shares to be converted; and the Person or Persons entitled to receive the Class A Shares issuable upon conversion of such Class B Shares shall be treated for all purposes as the record holder or holders of such Class A Shares on such date. Upon conversion of Class B Shares, the Class B Shares so converted shall be canceled and retired by the Trust.

     The issuance of certificates for Class A Shares upon conversion of Class B Shares shall be made without charge for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the Class B Shares converted, the Person or Persons requesting the issuance thereof shall pay to the Trust the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Trust that such tax has been paid or that no such tax is due.

     The Trust will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Shares, such number of Class A Shares as shall be issuable upon the conversion of all such outstanding Class B Shares; provided that nothing contained herein shall be construed to preclude the Trust from satisfying its obligations in respect of the conversion of the outstanding Class B Shares by delivery of Class A Shares which are held in the treasury of the Trust. The Trust covenants that if any Class A Shares, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such Class A Shares may be issued upon conversion, the Trust will use its best efforts at its expense to cause such Class A Shares to be duly registered or approved, as the case may be. The Trust will also at its expense endeavor to list the Class A Shares required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Shares are listed at the time of such delivery. The Trust covenants that all Class A Shares which shall be issued upon conversion of the Class B Shares, will, upon issue, be fully paid and non-assessable and not entitled to any preemptive rights.


                                  ARTICLE VII

                   LIABILITY OF TRUSTEES, SHAREHOLDERS, AND
                          OFFICERS, AND OTHER MATTERS

     7.1 Exculpation of Trustees and Officers. No Trustee or officer of the Trust shall be liable to the Trust or to any Trustee for any act or omission of any other Trustee, Shareholder, officer, or agent of the Trust, including the Advisor, or be held to any personal liability whatsoever in tort, contract, or otherwise in connection with the affairs of this Trust except only that arising from his own willful violation of the provisions of this Declaration or of the Trustees' Regulations which violation is materially against the interests of the Shareholders and results in material harm to such interests, or gross negligence in the performance of his duties.

     7.2 Express Exculpatory Clauses in Instruments. The Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Declaration to provide that neither the Shareholders nor the Trustees nor officers shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim thereunder or for the performance thereof. However, the omission of such provision from any such instrument shall not render the Shareholders or any Trustee or officer liable nor shall the Trustees or any officer of the Trust be liable to anyone for such omission.

     7.3 Liability and Indemnification of Trustees. The Trustees, officers, employees, and agents of the Trust, including the Advisor, and their affiliates, shall not be liable to the Trust or the Shareholders, and the Trust shall indemnify the Trustees, officers, employees, and agent; of the Trust, including the Advisor, and their Affiliates, against any claim or liability by or to any Person other than the Trust, in respect of any act or any failure to act so long as such act or failure to act was performed in a manner determined in good faith to be within the scope of the Trustees' authority and to be in the best interest of the Trust, and so long as he, she, or it was not guilty of negligence, misconduct, or a breach of his fiduciary obligations in such act or failure to act.

     The indemnification authorized by this Section 7.3 shall include payment of
(i) reasonable attorney's fees or other expenses incurred in settling any such claim or liability or incurred in any finally adjudicated legal proceeding and
(ii) expenses incurred by the removal of any liens affecting any property of the Person to be indemnified. Indemnification shall be made from assets of the Trust, and no Shareholder shall be personally liable to any Person to be indemnified. This Section 7.3 shall inure to the benefit of the Trustees and their Affiliates.

     Notwithstanding the foregoing, the Trustees and their affiliates and any Person acting as a broker-dealer shall not be indemnified for liabilities arising under federal and state securities laws, unless; (a) there has been a successful adjudication on the merits of each count involving securities law violations as to the particular indemnitee and the court approves indemnification of such litigation expenses; or (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to a particular indemnitee and the court approves indemnification of such litigation expenses; or (c) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and the court approves indemnification of such litigation expenses. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and the securities administrator or applicable state agency charged with administration and regulation of the offer and sale of these securities with respect to the issue of indemnification securities law violations. The Trust shall not incur the cost of the portion of any insurance which insures any party against any liability as to which such party is herein prohibited from being indemnified. For the purposes of this Section 7.3 only, the term "Affiliates" shall mean any Person performing services on behalf of the Trust who; (i) directly or indirectly controls, is controlled by, or is under common control with the Trustees; or (ii) owns or controls 10% or more of the outstanding voting securities of the Trustees; or (iii) is an officer, director, partner, or trustee of the Trustees; or (iv) is any company for which the Trustees act as an officer, director, partner, or trustee.

     7.4 Right of Trustees and Officers to Own Shares or Other Property and to Engage in Other Business.

           (a) Any Trustee, officer, agent, or employee of the Trust and the Advisor may; acquire, own, hold, and dispose of Securities of the Trust, for his individual account, and may exercise all rights of a holder of such Securities to the same extent and in the same manner as if he were not a Trustee, officer, employee, agent, or the Advisor; have personal business interests and engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, operation, or disposition, for his own account or for the account of others, of interests in Mortgages, real property, or other assets, even if the same compete directly with the actual business being conducted by the Trust; subject to the provisions of Article IV, be interested as trustee, officer, director, stockholder, partner, member, advisor, or employee, or otherwise have a direct or indirect interest in a Person who may be engaged to render advice or services to the Trust (as the Advisor or otherwise) and receive compensation from such Person and any Affiliate of such Person as well as compensation as Trustee, officer, agent, or employee of the Trust; and, in a capacity of trustee, officer, director, stockholder, partner, member, advisor, or employee of any Person, have business interests and engage in business activities in addition to those relating to the Trust, which interests and activities may include the acquisition, syndication, holding, management, operation, or disposition, for his own account or for the account of others, of interests in Mortgages, real property, or other assets, or interests in Persons engaged in the mortgage or real estate business, which interests or activities may be in direct competition with the Trust; and each Trustee, officer, employee, and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him in any capacity other than solely as Trustee, officer, employee, or agent of the Trust, even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust; and none of the foregoing interests or activities (singly, or in combination) shall be deemed to conflict with or be inconsistent with his powers, duties, and responsibilities as Trustee, officer, agent or employee of the Trust.

           (b)   Nothing in this Declaration shall be deemed to

                 (i) Prohibit a Trustee, officer, employee, or agent of the Trust from acquiring or owning any amount or percentage of any class of outstanding Securities of any publicly-owned Person whose shares are listed or traded on a national securities exchange or in the over-the-counter market;

                 (ii) Prohibit a Trustee, officer, employee, or agent of the Trust who is also engaged in rendering legal, accounting, financial advisory, or other services from rendering such services to any Person or from acting as trustee, director, member, advisor, officer, or representative of any such Person to whom he renders or has rendered such services;

                 (iii) Require a Trustee, officer, employee, or agent of the Trust to dispose of a personal business interest acquired, or to discontinue personal business activities begun, whether acquired or begun before or when he was a Trustee, officer, employee, or agent, regardless of whether such interests or activities compete with the business of the Trust; or

                 (iv) Prohibit a Trustee, officer, employee, or agent of the Trust from having personal business interests or engaging in personal business activities regardless of whether;

                       (A) The Trustees (by vote or consent sufficient for such purpose including the vote of the interested Trustee(s)) have decided that such interests or activities should or should not be acquired or engaged in by the Trust; or

                       (B) The Trust could have acquired such interests or engaged in such activities without endangering the qualification of the Trust as a real estate investment trust under the REIT Provisions of the Code or without violating any provision of this Declaration or applicable law, even though any such Person, interests, or activities are or could be in competition, in any way, with the Trust, or any such Person is in the same or similar business as the Trust.

     7.5 Transactions Between the Trust and Certain Affiliates. Except as prohibited by this Declaration and in the absence of fraud, a contract, act, or other transaction between the Trust and any other Person, or in which the Trust is interested, shall be valid even though (i) one or more of the Trustees, officers of the Trust, or the Advisor are Affiliates of such other Person, or
(ii) one or more of the Trustees, officers, or the Advisor, individually or jointly with others, is a party or are parties to or directly or indirectly interested in, or connected with, such contract, act, or transaction. Neither any such Trustee, officer, nor the Advisor shall be under any disability from or have any liability as a result of entering into any such contract, act, or transaction, provided that (a) such interest or connection is disclosed or known to the Trustees and the Trustees authorized such contract, act, or other transaction by vote sufficient for such purpose including the vote of the interested Trustee(s), or (b) such interest or connection is disclosed or known to the Shareholders, and such contract, act, or transaction is approved or subsequently ratified by the Shareholders, or (c) such contract, act, or transaction is fair and reasonable as to the Trust at the time it is authorized by the Trustees or by the Shareholders.

     Notwithstanding any other provision of this Declaration of Trust, Affiliates of the Advisor may receive compensation from, and/or a share of the proceeds received by, borrowers in connection with Trust Loans.

     7.6 Restriction of Duties and Liabilities. To the extent that the nature of this Trust (that is, a business trust) will permit, the duties and liabilities of Shareholders, Trustees, and officers shall in no event be greater than the duties and liabilities of shareholders, directors, and officers of a California corporation. The Shareholders, Trustees, and officers shall in no event have any greater duties or liabilities than those imposed by applicable law as shall be in effect from time to time.

     7.7 Persons Dealing with Trustees or Officers. Any act of the Trustees or officers purporting to be done in their capacity as such, shall, as to any Persons dealing with such Trustees or officers, be conclusively deemed to be within the purpose of this Trust and within the powers of the Trustees and officers. No Person dealing with the Trustees or any of them, or with the authorized officers, agents, or representatives of the Trust, shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, agents, or representatives of the Trust, for moneys or other consideration, shall be binding upon the Trust.

     7.8 Reliance. The Trustees and officers may consult with counsel (which may be a firm in which one or more of the Trustees or officers is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all of the Trustees and officers in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees and officers, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by the Managing Trustee or the Chairman of the Board of Trustees, if any, or the officer of the Trust having charge of its books of account, or stated in a written report by an independent public accountant fairly to present the financial position of the Trust. The Trustees may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

                                 ARTICLE VIII

                       DURATION, TERMINATION, AMENDMENT,
                          AND QUALIFICATION OF TRUST

     8.1 Duration of Trust. In the event that it shall be finally determined by a court of competent jurisdiction in any state in which the Trust shall own property that the holding of such property is or shall be in contravention of a law, whether statutory or otherwise, similar to the common law "rule against perpetuities," then with respect to the property affected thereby, unless this Trust shall be earlier terminated as provided in this Section 8, the Trust shall continue only until the expiration of 20 years after the death of the last survivor of the following named persons:

NAME         DATE OF BIRTH         PARENTS               RESIDENCE
- ----         -------------         -------               ---------
Adam G.      September 10, 1985    Mr. and Mrs.          348 South Citrus
Edwards                            Steven Edwards        Los Angeles, CA 90036

Lindsey M.   September 27, 1986    Mr. and Mrs.          5701 West 76th Street
Nicholls                           Donald G. Nicholls    Los Angeles, CA 90045

Daniel L.    December 11, 1987     Mr. and Mrs.          4745 Yarmouth Avenue
Reuben                             Timothy D. Reuben     Encino, CA 91316

Lucas J.     July 15, 1986         Mr. and Mrs.          9914 Garden Grove
Sexton                             Phillip J. Sexton     Northridge, CA 91325

Taylor C.    January 13, 1987      Mr. and Mrs.          2816 Hilary Court
Smith                              Michael F. Smith      Thousand Oaks, CA 91362

     8.2   Termination of Trust.

           (a)   Upon termination of the Trust:

                 (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

                 (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust Estate to one or more Persons at a public or private sale for consideration which may consist in whole or in part of cash, securities, or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

                 (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate, in cash or in kind or partly each, among the Shareholders according to their respective rights and the Advisor pursuant to the Advisory Agreement.

          (b) After termination of the Trust and distribution to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

     8.3   Amendment Procedure.

           (a) Prior to the issuance of any Shares, this Declaration may be amended by a majority of the Trustees. Thereafter, this Declaration may be amended by Shareholders voting as provided in Section 6.2. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to (i) conform this Declaration to the requirements of the REIT Provisions of the Code or to other applicable federal laws or regulations, but the Trustees shall not be liable for failing so to do, and (ii) clarify, supplement, correct, or otherwise revise any provision of this Declaration as provided in Section 9.6(a).

           (b) No amendment may be made, under Section 8.3(a) above, which would change any rights with respect to any outstanding Shares of the Trust by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the outstanding class of Shares affected and entitled to vote thereon.

           (c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     8.4 Qualification Under the REIT Provisions of the Code. It is intended that the Trust shall qualify as a "real estate investment trust" under the REIT Provisions of the Code during such period as the Trustees shall deem it advisable to so qualify the Trust.


                                  ARTICLE IX

                                 MISCELLANEOUS

     9.1 Applicable Law. This Declaration is executed and acknowledged by the Trustees in the State of California and with reference to the statutes and laws thereof, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to statutes and laws of said State.

     9.2 Index and Headings for Reference Only; Gender. The table of contents and heading preceding the text, articles, and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction, or effect of this Declaration. Whenever the context so requires references to the masculine gender shall include the female and neuter genders and vice versa, and singular references shall include the plural form.

     9.3 Successors in Interest. This Declaration and the Trustees' Regulations shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees, and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees, and legal representatives.

     9.4 Inspections of Records. Trust records shall be available for inspection by Shareholders at the same time and in the same manner and to the extent that comparable records of a California corporation would be available for inspection by stockholders under the laws of the State of California.
Except as specifically provided for in this Declaration, Shareholders shall have no greater right than stockholders of a California corporation to require financial or other information from the Trust, Trustees, or officers.

     9.5 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     9.6   Correction of Provisions of Declaration.

           (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or with other applicable federal or state laws and regulations, or that any provision of this Declaration should be clarified or supplemented, or contains a mistake, ambiguity, or inconsistency with any other provision of this Declaration, or should otherwise be revised, they shall, without the consent or vote of the Shareholders, immediately amend this Declaration to delete such inconsistency, clarify or supplement such provision, and/or correct such mistake or ambiguity; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including, but not limited to, the election of Trustees) prior to such determination. A certification in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the conflicting provisions amended or removed pursuant to such a determination, in recordable form, signed by a majority of the Trustees, shall be conclusive evidence of such determination when lodged in the records of the Trust. The Trustees shall not be liable for failure to make any determination under this Section 9.6(a). Nothing in this Section 9.6(a) shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in Section 8.3(a).

           (b) If any provisions of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provisions and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     9.7 Certifications. The following certifications shall be final and conclusive as to any Person dealing with the Trust when made in writing by the Secretary of the Trust or by any Trustee:

           (a) A certification as to the number and identity of Persons holding office as Trustees or officers at any particular time;

           (b) A certification that a copy of this Declaration or of the Trustees' Regulations is a true and correct copy thereof as then in force; and

           (c) A certification as to any actions by Trustees, officers, or the Advisor, other than the above.

     9.8 Recording and Filing. A copy of this Declaration and any amendments shall be recorded in the office of the County Recorder of Los Angeles County, California, and in the office of the County Recorder or its equivalent in every county where the Trust is or Trustees are the record owner of real property, provided that provision is made in such county for such recording and further provided that this Declaration is accepted for recording. This Declaration and any amendments may also be filed or recorded as in such other places the Trustees deem appropriate.

     IN WITNESS WHEREOF, the undersigned have executed this Restated Declaration of Trust as of the date first hereinabove set forth.


                              __________________________________________________


                              __________________________________________________


                              __________________________________________________


                              __________________________________________________


                              __________________________________________________


                              __________________________________________________


                              __________________________________________________

                                                                       EXHIBIT F



                      ANGELES PARTICIPATING MORTGAGE TRUST

                      1996 TRUSTEES' SHARE INCENTIVE PLAN

                      ANGELES PARTICIPATING MORTGAGE TRUST
                      1996 TRUSTEES' SHARE INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                                  Page
                                                                                  ----

ARTICLE I      ESTABLISHMENT.......................................................  1
     1.1       Purpose.............................................................  1

ARTICLE II     DEFINITIONS.........................................................  1
     2.1       "Affiliate".........................................................  1
     2.2       "Agreement" or "Option Agreement"...................................  1
     2.3       "Board of Trustees" or "Board"......................................  1
     2.4       "Cause".............................................................  1
     2.5       "Change in Control" and "Change in Control Price"...................  1
     2.6       "Code" or "Internal Revenue Code"...................................  2
     2.7       "Commission"........................................................  2
     2.8       "Committee".........................................................  2
     2.9       "Disability"........................................................  2
     2.10      "Disinterested Person"..............................................  2
     2.11      "Effective Date"....................................................  2
     2.12      "Exchange Act"......................................................  2
     2.13      "Fair Market Value".................................................  2
     2.14      "Grant Date"........................................................  3
     2.15      "Initial Grant Date"................................................  3
     2.16      "Nonqualified Option"...............................................  3
     2.17      "Option"............................................................  3
     2.18      "Option Period".....................................................  3
     2.19      "Option Price"......................................................  3
     2.20      "Participant".......................................................  3
     2.21      "Plan"..............................................................  3
     2.22      "Representative"....................................................  3
     2.23      "Rule 16b-3"........................................................  3
     2.24      "Securities Act"....................................................  3
     2.25      "Shares"............................................................  4
     2.26      "Termination of Trusteeship"........................................  4
     2.27      "Trust".............................................................  4
     2.28      "Trustee"...........................................................  4

ARTICLE III    ADMINISTRATION......................................................  4
     3.1       Committee Structure and Authority...................................  4

ARTICLE IV     SHARES SUBJECT TO PLAN..............................................  6
     4.1       Number of Shares....................................................  6
     4.2       Release of Shares...................................................  6

                                                                                  Page
                                                                                  ----

     4.3       Restrictions on Shares..............................................  6
     4.4       Shareholder Rights..................................................  7
     4.5       Best Efforts To Register............................................  7
     4.6       Anti-Dilution.......................................................  7

ARTICLE V      OPTION GRANTS.......................................................  8
     5.1       Eligibility.........................................................  8
     5.2       Grant and Exercise..................................................  8
     5.3       Terms and Conditions................................................  8
     5.4       Termination by Reason of Death......................................  9
     5.5       Termination by Reason of Disability................................. 10
     5.6       Other Termination................................................... 10
     5.7       Cashing Out of Option............................................... 10

ARTICLE VI     PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THE PLAN............. 10
     6.1       Transfer of Shares.................................................. 10
     6.2       Limited Transfer During Offering.................................... 11
     6.3       Committee Discretion................................................ 11
     6.4       No Trust Obligation................................................. 11

ARTICLE VII    CHANGE IN CONTROL PROVISIONS........................................ 11
     7.1       Impact of Event..................................................... 11
     7.2       Definition of Change in Control..................................... 12
     7.3       Change in Control Price............................................. 13

ARTICLE VIII   MISCELLANEOUS....................................................... 13
     8.1       Amendments and Termination.......................................... 13
     8.2       Unfunded Status of Plan............................................. 14
     8.3       General Provisions.................................................. 14
     8.4       Mitigation of Excise Tax............................................ 15
     8.5       Rights with Respect to Continuance of Employment.................... 15
     8.6       Options in Substitution for Options Granted by Other Entities....... 16
     8.7       Procedure for Adoption.............................................. 16
     8.8       Procedure for Withdrawal............................................ 16
     8.9       Delay............................................................... 16
     8.10      Headings............................................................ 16
     8.11      Severability........................................................ 16
     8.12      Successors and Assigns.............................................. 16
     8.13      Entire Agreement.................................................... 17

                     ANGELES PARTICIPATING MORTGAGE TRUST

                      1996 TRUSTEES' SHARE INCENTIVE PLAN


                                   ARTICLE I
                                 ESTABLISHMENT
                                 -------------

     1.1      Purpose.
              -------

     The Angeles Participating Mortgage Trust 1996 Trustees' Share Incentive Plan ("Plan") is hereby established by Angeles Participating Mortgage Trust ("Trust"). The purpose of the Plan is to promote the overall financial objectives of the Trust and its shareholders by motivating trustees of the Trust who are not officers or employees to achieve long-term growth in shareholder equity in the Trust and to retain the association of those individuals. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the shareholders of the Trust. The Plan is adopted effective as of April 28, 1994, subject to the approval of the shareholders of the Trust.


                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1      "Affiliate"  means any individual, corporation, business trust,
               ---------
partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Trust) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Trust.

     2.2      "Agreement" or "Option Agreement"  means, individually or
               ---------      ----------------
collectively, any agreement entered into pursuant to the Plan pursuant to which an Option is granted to a Participant.

     2.3      "Board of Trustees" or "Board"  means the Board of Trustees of the
               -----------------      -----
Trust.

     2.4      "Cause"  shall mean for purposes of whether and when a Participant
               -----
has incurred a Termination of Trusteeship for Cause (a) any act or failure to act deemed to constitute cause under the Trust's or Affiliate's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission of gross misconduct with respect to the Trust or an Affiliate in any material respect.

     2.5      "Change in Control" and "Change in Control Price"  have the
               -----------------       -----------------------
meanings set forth in Sections 7.2 and 7.3, respectively.

     2.6      "Code" or "Internal Revenue Code"  means the Internal Revenue Code
               ----      ---------------------
of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.7      "Commission"  means the Securities and Exchange Commission or any
               ----------
successor agency.

     2.8      "Committee"  means the person or persons appointed by the Board
               ---------
of Trustees to administer the Plan, as further described in the Plan.

     2.9      "Disability"  means a mental or physical illness that renders a
               ----------
Participant totally and permanently incapable of performing the Participant's duties for the Trust or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.10     "Disinterested Person"  shall have the meaning set forth in Rule
               --------------------
16b-3(d)(3), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

     2.11     "Effective Date"  means April 28, 1994, subject to the approval of
               --------------
the shareholders of the Trust.

     2.12     "Exchange Act"  means the Securities Exchange Act of 1934, as
               ------------
amended, and the rules and regulations promulgated thereunder.

     2.13     "Fair Market Value"  means the value per Share determined on the
               -----------------
basis of the good faith determination of the Committee, without regard to whether the Shares are restricted or represent a minority interest, pursuant to the applicable method described below:

                    (a) if the Shares are listed on a national securities exchange or quoted on the NASDAQ Stock Market ("NNM"), the closing price per Share on the relevant date, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NNM, as the case may be;

                    (b) if the Shares are not listed on a national securities exchange or quoted on the NNM, but are actively traded in the over-the-counter market, the average of the closing bid and asked prices per Share on the relevant date, or the most recent preceding date for which such quotations are reported; and

                    (c) if, on the relevant date, the Shares are not publicly traded or reported as described in (a) or (b), the per Share value determined in good faith by the Committee.

     2.14     "Grant Date"  means the date that as of which an Option is granted
               ----------
pursuant to the Plan.

     2.15     "Initial Grant Date"  means the first business day following the
               ------------------
date a Trustee joins the Board, but only if the Trustee was not a Trustee on the Effective Date.

     2.16     "Nonqualified Option"  means an Option to purchase Shares granted
               -------------------
under the Plan other than an incentive stock option within the meaning of
Section 422 of the Code.

     2.17     "Option"  means the right to purchase the number of Shares
               ------
specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan, the Agreement and the Committee imposes.

     2.18     "Option Period"  means the period during which the Option shall be
               -------------
exercisable in accordance with the Agreement and the Plan.

     2.19     "Option Price"  means the price per Share at which the Shares may
               ------------
be purchased under an Option as provided in Section 5.3.

     2.20     "Participant"  means a Trustee to whom an Option has been granted
               -----------
under the Plan, and in the event a Representative is appointed for a Participant or a former spouse becomes a Representative, then the term "Participant" shall mean such appointed Representative, successor, or former spouse, as the case may be. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an application of Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Trusteeship " shall mean the Termination of Trusteeship of the Participant.

     2.21     "Plan"  means the Stareit Equities Trust 1994 Trustees' Share
               ----
Incentive Plan, as herein set forth and as may be amended from time to time.

     2.22     "Representative"  means (a) the person or entity acting as the
               --------------
executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.23     "Rule 16b-3"  means Rule 16b-3, as promulgated under the Exchange
               ----------
Act, as amended from time to time, or any successor thereto.

     2.24     "SAHI Group" collectively refers to SAHI Partners, a Delaware
               ----------
general partnership, SAHI, Inc., a Delaware corporation, Starwood Mezzanine Investors, L.P., Barry Sternlicht, Madison Grose, Eugene Gorab, Jay Sugarman or any of their respective affiliates.

     2.25     "Securities Act"  means the Securities Act of 1933, as amended,
               --------------
and the rules and regulations promulgated thereunder.

     2.26     "Shares"  means the Class A Shares, $1.00 par value, of beneficial
               ------
interest in the Trust, whether presently or hereafter issued, and any other securities resulting from adjustment thereof as described hereinafter or the securities of any successor to the Trust which are designated for the purpose of the Plan.

     2.27     "Termination of Trusteeship"  means the occurrence of any act or
               --------------------------
event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be a Trustee of the Trust or of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Trust or its Affiliates of all businesses owned or operated by the Trust or its Affiliates.

     2.28     "Trust"  means Angeles Participating Mortgage Trust, a California
               -----
business trust created by Declaration of Trust, dated April 15, 1988, and recorded in the Official Records of the Recorder's Office of Los Angeles County, California on August 29, 1988, and includes any successor or assignee business trust or trusts or corporation or corporations into which the Trust may be merged, changed or consolidated; any business trust or corporation for whose securities the securities of the Trust shall be exchanged; and any assignee of or successor to substantially all of the assets of the Trust.

     2.29     "Trustee"  means each and any trustee who serves on the Board and
               -------
who is not also an officer or employee of the Trust or any of its Affiliates.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III
                                ADMINISTRATION
                                --------------

      3.1     Committee Structure and Authority.  The Plan shall be administered
              ---------------------------------
by the Committee which, except as provided herein, shall be comprised of such number of Disinterested Persons (and no other persons) as is required for application of Rule 16b-3. Subject to the limitation in the preceding sentence, the Committee shall be the Audit and Compensation Committee of the Board of Trustees, unless such committee does not exist or the Board establishes a committee whose sole purpose is the administration of this Plan; provided that only those members of the Audit and Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. In the absence of an appointment, the Board or the portion thereof that are Disinterested Persons shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Trust to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan and the limitation of section (c)(2)(ii) of Rule 16b-3, if applicable, so that the Plan is described in that section to do the following:

           (a) to determine the terms and conditions of any Option hereunder (including, but not limited to, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Option and the Shares relating thereto);

           (b) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 8.1;

           (c) to provide for the forms of Agreement to be utilized in connection with this Plan;

           (d) to determine whether a Participant has a Disability or has retired;

           (e) to determine what securities law requirements are applicable to the Plan, Options and the issuance of Shares and to require of a Participant that appropriate action be taken with respect to such requirements;

           (f) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

           (g) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Shares, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Trust or any other employer to obtain a deduction or as may be otherwise required by law;

           (h) to determine whether and with what effect an individual has incurred a Termination of Trusteeship;

           (i) to determine whether the Trust or any other person has a right or obligation to purchase Shares from a Participant and, if so, the terms and conditions on which such Shares are to be purchased;

           (j) to determine the restrictions or limitations on the transfer of Shares;

           (k) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

           (l) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

           (m) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

           (n) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to different Options.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Trust and Participants. Any determination shall not be subject to de novo review if
                                                         -- ----
challenged in court.


                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN
                             ----------------------

     4.1   Number of Shares.  Subject to the adjustment under Section 4.6, the
           ----------------
total number of Shares reserved and available for distribution pursuant to Options under the Plan shall be 50,000 Shares authorized for issuance on the Effective Date. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

     4.2   Release of Shares.  If any Shares that have been optioned cease to
           -----------------
be subject to an Option, if any Shares that are subject to any Option are forfeited or if any Option otherwise terminates without issuance of the Shares subject to such Option being made to the Participant, such Shares, in the discretion of the Committee, may again be available for distribution in connection with Options under the Plan.

     4.3   Restrictions on Shares.  Shares issued upon exercise of an Option
           ----------------------
shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Agreement. The Trust shall not be required to issue or deliver any certificates for Shares, cash or other property prior to (a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), (b) the completion of any registration or qualification of such Shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation in order for the Trust or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Trust may cause any certificate for any Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional Shares shall not be delivered, but shall be rounded to the next lower whole number of Shares.

     4.4   Shareholder Rights.  No person shall have any rights of a
           ------------------
shareholder as to Shares subject to an Option until, after proper exercise of the Option or other action required, such Shares shall have been recorded on the Trust's official shareholder records as having been issued or transferred. Upon exercise of the Option or any portion thereof, the Trust will have thirty (30) days in which to issue the Shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued or transferred in the Trust's official shareholder records, except as provided herein or in an Agreement.

     4.5   Best Efforts To Register.  The Trust will register under the
           ------------------------
Securities Act the Shares delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Trust for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Trust for this purpose. The Trust will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Trust is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all Shares delivered pursuant to any Option. The Trust may delay the foregoing obligation if the Committee determines in its sole discretion that any such registration would adversely affect the Trust's interests, the Trust would incur unreasonable expenses in any such registration or if there is no material benefit to Participants.

     4.6   Anti-Dilution.  In the event of any Share dividend, Share split,
           -------------
combination or exchange of Shares, recapitalization or other change in the capital structure of the Trust, separation or division of the Trust (including, but not limited to, a split-up, spin-off, split-off or distribution to Trust shareholders other than a normal cash dividend), sale by the Trust of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other business trust transaction, Share offering or event involving the Trust and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of Shares available for Options under the Plan, the number of Shares covered by outstanding Options, the exercise price per Share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of Shares with appropriate payment for such fractional Shares as shall reasonably be determined by the Committee.


                                   ARTICLE V
                                 OPTION GRANTS
                                 -------------

     5.1   Eligibility .  Each Trustee shall be granted Options to purchase
           ------------
Shares.

     5.2   Grant and Exercise.  Each Trustee who is a Trustee on the Effective
           ------------------
Date shall be granted an Option on such date to purchase 1,000 Shares without further action by the Board or the Committee. Each Trustee who joins the Board after the Effective Date shall be granted an Option on the Initial Grant Date to purchase 1,000 Shares without further action by the Board or the Committee. On each anniversary date of the Initial Grant Date, if the Trustee is still a Trustee on such anniversary date, such Trustee shall be granted an additional Option to purchase 1,000 Shares without further action by the Board or the Committee. Notwithstanding the foregoing, no Trustee may be granted Options if such grant would cause the Trustee to possess in the aggregate outstanding and unexercised Options to purchase more than 50,000 Shares. If the number of Shares available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Trustee shall receive an Option to purchase a pro rata number of the remaining Shares available under the Plan; provided further, however, that if such proration results in fractional Shares, then such Option shall be rounded down to the nearest number of whole Shares.
In all events, the Option Price shall be the Fair Market Value on the date the Option is granted. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

     5.3   Terms and Conditions.  Options shall be subject to such terms and
           --------------------
conditions as shall be determined by the Committee, including the following:

           (a)  Option Period.  The Option Period of each Option shall be ten
                -------------
(10) years from the date of the grant of the Option.

           (b)  Exercisability.  Subject to Section 7.1, Options shall be
                --------------
     exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option.

           (c)  Method of Exercise.  Subject to the provisions of this Article V
                ------------------
     and the Agreement, a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Trust specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Trust may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the Participant having a Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(d); (iii) by authorizing the Trust to retain Shares which would otherwise be issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash by a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. No Shares shall be issued until full payment therefor has been made.

           (d)  Trust Loan or Guarantee.  Upon the exercise of any Option and
                -----------------------
     subject to the pertinent Agreement and the discretion of the Committee, the Trust may at the request of the Participant:

               (i) lend to the Participant, with recourse, an amount equal to such portion of the Option Price as the Committee may determine; or

               (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

     The terms and conditions of any loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Trust for an amount to exceed the lesser of the following: (i) the aggregate Fair Market Value on the date of exercise of the Shares to be purchased upon exercise of the Option less the aggregate par value of such Shares, or (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

           (e)  Non-transferability of Options.  Except as provided herein or in
                ------------------------------
     an Agreement, no Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If the Committee adopts Securities Exchange Act Release 34-28869 of the Securities Exchange Commission the Committee may permit an Option to be transferred pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in Section 414 of the Code if such section applied to the Option.

     5.4   Termination by Reason of Death.  Unless otherwise provided in an
           ------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Trusteeship due to death, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period for such Option, whichever period is the shorter.

     5.5   Termination by Reason of Disability.  Unless otherwise provided in
           -----------------------------------
an Agreement or determined by the Committee, if a Participant incurs a Termination of Trusteeship due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Trusteeship or until the expiration of the Option Period for such Option, whichever period is shorter, and the Participant's death at any time following such Termination of Trusteeship due to Disability shall not affect the foregoing.

     5.6   Other Termination.  Unless otherwise provided in an Agreement or
           -----------------
determined by the Committee, if a Participant's Termination of Trusteeship is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the three (3) month period commencing with the date of such Termination of Trusteeship or until the expiration of the Option Period for such Option, and the Participant's death or Disability at any time following such involuntary Termination of Trusteeship shall not effect the foregoing. If the Participant incurs a Termination of Trusteeship which is either (a) voluntary on the part of the Participant or (b) with Cause, the Option shall terminate immediately.

     5.7   Cashing Out of Option.  On receipt of written notice of exercise,
           ---------------------
the Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the Participant an amount, in cash or Shares, equal to the following: (a) the excess of the Fair Market Value of the Shares that are subject to the Option over the Option Price of such Shares, multiplied times (b) the number of the Shares that are subject to the Option on the effective date of such cash out. Cash outs relating to Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and Fair Market Value shall be determined as of the date of exercise of the Option.


                                   ARTICLE VI
            PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THE PLAN
            -------------------------------------------------------

     6.1   Transfer of Shares.  A Participant may at any time make a transfer
           ------------------
of Shares received pursuant to the exercise of an Option to his parents, spouse or descendants or to any trust for the benefit of the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of Shares received pursuant to the exercise of an Option shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Shares under the Agreement, provided that "Termination of Trusteeship" shall continue to refer to the Termination of the Trusteeship of the Participant.

     6.2   Limited Transfer During Offering.  In the event there is an
           --------------------------------
effective registration statement under the Securities Act pursuant to which Shares shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of Shares received directly or indirectly pursuant to an exercise of an Option.

     6.3   Committee Discretion.  The Committee may in its sole discretion
           --------------------
include in any Agreement an obligation that the Trust purchase a Participant's Shares received upon the exercise of an Option (including the purchase of any unexercised Options which have not expired), or may obligate a Participant to sell Shares to the Trust upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine.

     6.4   No Trust Obligation.  None of the Trust, an Affiliate or the
           -------------------
Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Shares or an Option, and such holder shall have no right to be advised of, any material information regarding the Trust or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Trust's purchase of Shares or an Option from such holder in accordance with the terms hereof.


                                  ARTICLE VII
                          CHANGE IN CONTROL PROVISIONS
                          ----------------------------

     7.1   Impact of Event.  Notwithstanding any other provision of the Plan to
           ---------------
the contrary, in the event of a Change in Control (as defined in Section 7.2):

          (a) Any Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

          (b) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Option is fully exercisable or may be otherwise realized by the Participant, by giving notice during the 60-day period from and after a Change in Control to the Trust, to elect to surrender all or part of the Option to the Trust and to receive cash, within 30 days of such notice, in an amount equal to the following: (i) the amount by which the "Change in Control Price" (as defined in Section 7.3) on the date of such election shall exceed the amount which the Participant must pay to exercise the Option per Share under the Option (the "Spread"), multiplied times (ii) the number of Shares granted under the Option as to which the right granted hereunder shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of the Option held by a Participant (except a Participant who has died during such six month period), who is an officer or Trustee of the Trust (within the meaning of
     Section 16(b) of the Exchange Act), such Option shall be canceled in exchange for a payment to Participant, at the time of the Participant's

     Termination of Trusteeship, equal to the Spread multiplied by the number of Shares granted under the Option, plus interest on such amount at the prime rate from time to time. With respect to any Participant who is an officer or Trustee of the Trust (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16b-3 which first commences on or after the date of the Change in Control, and the Committee shall have sole discretion, if necessary, to approve the Participant's exercise hereunder and the date in which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Participant under Section 16(b) of the Exchange Act.

     7.2   Definition of Change in Control.  For purposes of the Plan, a
           -------------------------------
"Change in Control" shall mean the happening of any of the following events:

           (a) (i) An acquisition of 30% or more by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") (other than any of the SAHI Group) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of the then outstanding Shares (the "Outstanding Shares") or the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Trust Voting Securities") or (ii) the approval by the shareholders of the Trust of a reorganization, merger, consolidation, complete liquidation or dissolution of the Trust, the sale or disposition of all or substantially all of the assets of the Trust or similar trust transaction (in each case referred to in this Section 7.2 as a "Trust Transaction") or, if consummation of such Trust Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); excluding, however, the following: (i) any acquisition by or consummation of a Trust Transaction with the Trust, or by an employee benefit plan (or related trust) sponsored or maintained by the Trust, (ii) any acquisition by or consummation of a Trust Transaction with an Affiliate, (iii) the acquisition by or consummation of Trust Transaction with any Person who beneficially owned, immediately prior to the Effective Date, directly or indirectly, 20% or more of the Outstanding Shares or Outstanding Trust Voting Securities, (iv) an acquisition by or consummation of a Trust Transaction with the SAHI Group, or (v) any acquisition or Trust Transaction, if at least 80% of the beneficial ownership of the entity resulting from the acquisition or Trust Transaction is held by persons who held at least 80% of the beneficial ownership of the Outstanding Shares or Outstanding Trust Voting Securities before the acquisition or Trust Transaction; or

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7.2(b), that any individual who becomes a member of the Board subsequent to the Effective Date and whose election, or nomination for election by the Trust's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

     7.3   Change in Control Price.  For purposes of the Plan, "Change in
           -----------------------
Control Price" means the higher of (a) the highest reported sales price of a Share in any transaction reported on the principal exchange on which such Shares are listed or on NNM during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or a Trust Transaction, the highest price per Share paid in such tender or exchange offer or a Trust Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.


                                 ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------

     8.1   Amendments and Termination.  The Board may amend, alter, or
           --------------------------
discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Trust's shareholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section
(c)(2)(ii)(A) of Rule 16b-3, if applicable, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Option theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, if applicable, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend the terms of any Option or other Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Option to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher Option Prices but no such substitution shall be made which would impair the rights of

Participants under such Option theretofore granted without the Participant's consent. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in section (c)(2)(ii) of Rule 16b-3, if applicable.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Options which qualify for beneficial treatment under such rules without shareholder approval.

     8.2   Unfunded Status of Plan.  It is intended that the Plan be an
           -----------------------
"unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     8.3   General Provisions.
           ------------------

           (a)  Representation.  The Committee may require each person
                --------------
     purchasing or receiving Shares pursuant to an Option to represent to and agree with the Trust in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

           (b)  No Additional Obligation.  Nothing contained in the Plan shall
                ------------------------
     prevent the Trust or an Affiliate from adopting other or additional compensation arrangements for its employees.

           (c)  Withholding.  No later than the date as of which an amount first
                -----------
     becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Trust (or other entity identified by the Committee), or make arrangements satisfactory to the Trust or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Trust or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Trust under the Plan shall be conditional on such payment or arrangements, and the Trust and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

           (d)  Representation.  The Committee shall establish such procedures
                --------------
     as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

           (e)  Controlling Law.  The Plan and all Options made and actions
                ---------------
     taken thereunder shall be governed by and construed in accordance with the laws of the State of California (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Trust, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

           (f)  Offset.  Any amounts owed to the Trust or an Affiliate by the
                ------
     Participant of whatever nature may be offset by the Trust from the value of any Shares, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Trust and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Trust or an Affiliate.

     8.4   Mitigation of Excise Tax.  If any payment or right accruing to a
           ------------------------
Participant under this Plan (without the application of this Section 8.4), either alone or together with other payments or rights accruing to the Participant from the Trust or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8.4 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

     8.5   Rights with Respect to Continuance of Employment.  Nothing contained
           ------------------------------------------------
herein shall be deemed to alter the relationship between the Trust or an Affiliate and a Participant, or the contractual relationship between a Participant and the Trust or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Trust or an Affiliate and a Participant. The Trust or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Trust or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Trust or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     8.6   Options in Substitution for Options Granted by Other Entities.
           -------------------------------------------------------------
Options may be granted under the Plan from time to time in substitution for awards held by employees, trustees or service providers of other entities who are about to become Trustees of the Trust or an Affiliate as the result of a merger or consolidation of the employing entity with the Trust or an Affiliate, or the acquisition by the Trust or an Affiliate of the assets of the employing entity, or the acquisition by the Trust or Affiliate of the securities of the employing entity, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     8.7   Procedure for Adoption.  Any Affiliate of the Trust may by
           ----------------------
resolution of such Affiliate's board of directors or trustees, as the case may be, with the consent of the Board of Trustees and subject to such conditions as may be imposed by the Board of Trustees adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     8.8   Procedure for Withdrawal.  Any Affiliate which has adopted the Plan
           ------------------------
may, by resolution of the board of directors or trustees, as the case may be, of such Affiliate, with the consent of the Board of Trustees and subject to such conditions as may be imposed by the Board of Trustees, terminate its adoption of the Plan.

     8.9   Delay.  If at the time a Participant incurs a Termination of
           -----
Trusteeship (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period. The Trust shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Trust, an Affiliate or a shareholder of the Trust until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Trust, an Affiliate or a shareholder of the Trust. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

    8.10   Headings.  The headings contained in this Plan are for reference
           --------
purposes only and shall not affect the meaning or interpretation of this Plan.

    8.11   Severability.  If any provision of this Plan shall for any reason be
           ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

    8.12   Successors and Assigns.  This Plan shall inure to the benefit of and
           ----------------------
be binding upon each successor and assign of the Trust. All obligations imposed upon a Participant, and all rights granted to the Trust hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    8.13   Entire Agreement.  This Plan and the Agreement constitute the entire
           ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.


     Executed on this ____ day of _____ 1996.


                                  ANGELES PARTICIPATING MORTGAGE TRUST



                                  By:
                                        ----------------------------------------
                                        Ann Merguerian, Secretary of the Trust

                                                                      EXHIBIT G

                      ANGELES PARTICIPATING MORTGAGE TRUST

                           1996 SHARE INCENTIVE PLAN

                     ANGELES PARTICIPATING MORTGAGE TRUST
                           1996 SHARE INCENTIVE PLAN
                               TABLE OF CONTENTS
                    ---------------------------------------

                                                                                 Page
                                                                                 ----

ARTICLE I      ESTABLISHMENT.....................................................   1
    1.1        Purpose...........................................................   1

ARTICLE II     DEFINITIONS.......................................................   1
    2.1        Affiliate.........................................................   1
    2.2        Agreement or Award Agreement......................................   1
    2.3        Award.............................................................   1
    2.4        Board of Trustees or Board........................................   1
    2.5        Cause.............................................................   1
    2.6        Change in Control and Change in Control Price.....................   2
    2.7        Code or Internal Revenue Code.....................................   2
    2.8        Commission........................................................   2
    2.9        Committee.........................................................   2
    2.10       Deferred Shares...................................................   2
    2.11       Disability........................................................   2
    2.12       Disinterested Person..............................................   2
    2.13       Effective Date....................................................   2
    2.14       Exchange Act......................................................   2
    2.15       Fair Market Value.................................................   2
    2.16       Grant Date........................................................   3
    2.17       Incentive Option..................................................   3
    2.18       Nonqualified Option...............................................   3
    2.19       Option............................................................   3
    2.20       Option Period.....................................................   3
    2.21       Option Price......................................................   3
    2.22       Participant.......................................................   3
    2.23       Plan..............................................................   3
    2.24       Representative....................................................   3
    2.25       Restricted Shares.................................................   4
    2.26       Retirement........................................................   4
    2.27       Rule 16b-3........................................................   4
    2.28       Securities Act....................................................   4
    2.29       Share Appreciation Right..........................................   4
    2.30       Shares............................................................   4
    2.31       Termination of Employment.........................................   4
    2.32       Trust.............................................................   4

                                                                                 Page
                                                                                 ----

ARTICLE III    ADMINISTRATION....................................................   5
    3.1        Committee Structure and Authority.................................   5

ARTICLE IV     SHARES SUBJECT TO PLAN............................................   7
    4.1        Number of Shares..................................................   7
    4.2        Release of Shares.................................................   7
    4.3        Restrictions on Shares............................................   7
    4.4        Shareholder Rights................................................   8
    4.5        Best Efforts To Register..........................................   8
    4.6        Anti-Dilution.....................................................   8

ARTICLE V      ELIGIBILITY.......................................................   9
    5.1        Eligibility.......................................................   9

ARTICLE VI     OPTIONS...........................................................   9
    6.1        General...........................................................   9
    6.2        Grant and Exercise................................................   9
    6.3        Terms and Conditions..............................................  10
               (a)  Option Period................................................  10
               (b)  Option Price.................................................  10
               (c)  Exercisability...............................................  10
               (d)  Method of Exercise...........................................  10
               (e)  Trust Loan or Guarantee......................................  11
               (f)  Non-transferability of Options...............................  11
    6.4        Termination by Reason of Death....................................  12
    6.5        Termination by Reason of Disability...............................  12
    6.6        Other Termination.................................................  12
    6.7        Cashing Out of Option.............................................  12

ARTICLE VII    SHARE APPRECIATION RIGHTS.........................................  13
    7.1        General...........................................................  13
    7.2        Grant.............................................................  13
    7.3        Terms and Conditions..............................................  13
               (a)  Period and Exercise..........................................  13
               (b)  Amount.......................................................  13
               (c)  Special Rules................................................  14
               (d)  Non-transferability of Share Appreciation Rights.............  14
               (e)  Termination..................................................  14
               (f)  Effect on Shares Under the Plan..............................  14
               (g)  Incentive Option.............................................  14

ARTICLE VIII   RESTRICTED SHARES.................................................  15
    8.1        General...........................................................  15
    8.2        Awards and Certificates...........................................  15

                                                                                 Page
                                                                                 ----

    8.3        Terms and Conditions..............................................  15
               (a)  Limitations on Transferability...............................  15
               (b)  Rights.......................................................  15
               (c)  Criteria.....................................................  15
               (d)  Forfeiture...................................................  16
               (e)  Delivery.....................................................  16
               (f)  Election.....................................................  16

ARTICLE IX     DEFERRED SHARES...................................................  16
    9.1        General...........................................................  16
    9.2        Terms and Conditions..............................................  16
               (a)  Limitations on Transferability...............................  16
               (b)  Rights.......................................................  17
               (c)  Criteria.....................................................  17
               (d)  Forfeiture...................................................  17
               (e)  Election.....................................................  17

ARTICLE X      PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THE PLANNNN........  17
    10.1       Transfer of Shares................................................  17
    10.2       Limited Transfer During Offering..................................  18
    10.3       Committee Discretion..............................................  18
    10.4       No Trust Obligation...............................................  18

ARTICLE XI     CHANGE IN CONTROL PROVISIONS......................................  18
    11.1       Impact of Event...................................................  18
    11.2       Definition of Change in Control...................................  19
    11.3       Change in Control Price...........................................  20

ARTICLE XII    MISCELLANEOUS.....................................................  20
    12.1       Amendments and Termination........................................  20
    12.2       Unfunded Status of Plan...........................................  21
    12.3       General Provisions................................................  21
               (a)  Representation...............................................  21
               (b)  No Additional Obligation.....................................  21
               (c)  Withholding..................................................  21
               (d)  Reinvestment.................................................  22
               (e)  Representation...............................................  22
               (f)  Controlling Law..............................................  22
               (g)  Offset.......................................................  22
    12.4       Mitigation of Excise Tax..........................................  22
    12.5       Rights with Respect to Continuance of Employment..................  22
    12.6       Awards in Substitution for Awards Granted by Other Entities.......  23
    12.7       Procedure for Adoption............................................  23

                                                                                 Page
                                                                                 ----

    12.8        Procedure for Withdrawal.........................................  23
    12.9        Delay............................................................  23
    12.10       Headings.........................................................  24
    12.11       Severability.....................................................  24
    12.12       Successors and Assigns...........................................  24
    12.13       Entire Agreement.................................................  24

                     ANGELES PARTICIPATING MORTGAGE TRUST
                           1996 SHARE INCENTIVE PLAN
                    ---------------------------------------


                                   ARTICLE I
                                   ---------
                                 ESTABLISHMENT
                                 -------------

    1.1   Purpose.
          -------

    The Angeles Participating Mortgage Trust 1996 Share Incentive Plan ("Plan") is hereby established by Angeles Participating Mortgage Trust ("Trust"). The purpose of the Plan is to promote the overall financial objectives of the Trust and its shareholders by motivating those persons selected to participate in the Plan to achieve long-term growth in shareholder equity in the Trust and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the shareholders of the Trust. The Plan is adopted effective as of April 28, 1994, subject to the approval of the shareholders of the Trust.


                                  ARTICLE II
                                  ----------
                                  DEFINITIONS
                                  -----------

    For purposes of the Plan, the following terms are defined as set forth below:

    2.1   "Affiliate"  means any individual, business trust, corporation,
           ---------
partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Trust) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Trust.

    2.2   "Agreement" or "Award Agreement"  means, individually or collectively,
           ---------      ---------------
any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

    2.3   "Award" means a Share Option, Share Appreciation Right, Restricted
           -----
Share or Deferred Share.

    2.4   "Board of Trustees" or "Board" means the Board of Trustees of the
           -----------------      -----
Trust.


    2.5   "Cause" shall mean, for purposes of whether and when a Participant has
           -----
incurred a Termination of Employment for Cause, any act or omission which permits the Trust to terminate the written agreement or arrangement between the Participant and the Trust or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean
(a) any act or failure to act deemed to constitute cause under the Trust's or Affiliate's established practices, policies or guidelines applicable to the Participant or (b) the

Participant's act or omission of gross misconduct with respect to the Trust or an Affiliate in any material respect.

    2.6   "Change in Control" and "Change in Control Price"  have the
           -----------------       -----------------------
meanings set forth in Sections 11.2 and 11.3, respectively.

    2.7   "Code" or "Internal Revenue Code"  means the Internal
           ----      ---------------------
 Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

    2.8   "Commission"  means the Securities and Exchange Commission
            ----------
 or any successor agency.

    2.9   "Committee"  means the person or persons appointed by the
           ---------
Board of
       Trustees to administer the Plan, as further described in the Plan.

   2.10  "Deferred Shares"  means an award made pursuant to Article IX.
          ---------------

   2.11  "Disability"  means a mental or physical illness that
          ----------
entitles the Participant to receive benefits under the long term disability plan of the Trust or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Trust or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Trust or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

   2.12  "Disinterested Person" shall have the meaning set forth in Rule 16b-
          --------------------
3(d)(3), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

   2.13  "Effective Date" means April 28, 1994, subject to the approval
          --------------
of the shareholders of the Trust.

   2.14  "Exchange Act" means the Securities Exchange Act of 1934, as
          ------------
amended,and the rules and regulations promulgated thereunder.

   2.15  "Fair Market Value" means the value per Share determined on the basis
          -----------------
of the good faith determination of the Committee, without regard to whether the Shares are restricted or represent a minority interest, pursuant to the applicable method described below:

         (a) if the Shares are listed on a national securities exchange or quoted on the NASDAQ Stock Market ("NNM"), the closing price per Share on the relevant date, as reported by the principal national exchange on which such Shares are traded (in the case of an exchange) or by the NNM, as the case may be;

          (b) if the Shares are not listed on a national securities exchange or quoted on the NNM, but are actively traded in the over-the-counter market, the average of the closing bid and asked prices per Share on the relevant date, or the most recent preceding date for which such quotations are reported; an d

          (c) if, on the relevant date, the Shares are not publicly traded or reported as described in (a) or (b), the value per Share determined in good faith by the Committee.

   2.16  "Grant Date" means the date that as of which an Award is granted
          ----------
pursuant to the Plan.


   2.17  "Incentive Option" means any Option intended to be and designated as an
          ----------------
"incentive stock option" within the meaning of Section 422 of the Code.

   2.18  "Nonqualified Option" means any Option other than an "incentive stock
          -------------------
option" within the meaning of Section 422 of the Code.

   2.19  "Option" means an option granted under Article VI.
          ------

   2.20  "Option Period" means the period during which the Option shall be
          -------------
exercisable in accordance with the Agreement and Article VI.

   2.21  "Option Price" means the price per Share at which the Shares may be
          ------------
purchased under an Option as provided in Section 6.3.

   2.22  "Participant" means a person who satisfies the eligibility of Article V
          -----------
and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or a former spouse becomes a Representative, then the term "Participant" shall mean such appointed Representative, successor or former spouse, as the case may be. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the Participant.

   2.23  "Plan" means the Stareit Equities Trust 1994 Share Incentive Plan, as
          ----
herein set forth and as may be amended from time to time.

   2.24  "Representative" means (a) the person or entity acting as the executor
          --------------
or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

    2.25  "Restricted Shares"  means an award under Article VIII.
           -----------------

    2.26  "Retirement"  means the Participant's Termination of Employment from
           ----------
active employment with the Trust or an Affiliate after attaining either the minimal retirement age or the early retirement age as defined in the principal (as defined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, the age 65, or age 55 with the accrual of 10 years of service.

    2.27  "Rule 16b-3"  means Rule 16b-3, as promulgated under the Exchange Act,
           ----------
as amended from time to time, or any successor thereto.

     2.28     "SAHI Group" collectively refers to SAHI Partners, a Delaware
               ----------
general partnership, SAHI, Inc., a Delaware corporation, Starwood Mezzanine Investors, L.P., Barry Sternlicht, Madison Grose, Eugene Gorab, Jay Sugarman or any of their respective affiliates.

    2.29  "Securities Act"  means the Securities Act of 1933, as amended, and
           --------------
the rules and regulations promulgated thereunder.

    2.30  "Share Appreciation Right"  means a right granted under Article VII.
           ------------------------

    2.31  "Shares"  means the Class A Shares, $1.00 par value, of beneficial
           ------
interest in the Trust, whether presently or hereafter issued, and any other securities resulting from adjustment thereof as described hereinafter or the securities of any successor to the Trust which is designated for the purpose of the Plan.

    2.32  "Termination of Employment"  means the occurrence of any act or event,
           -------------------------
whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director, trustee or employee of the Trust or of any Affiliate, or to be an officer, independent contractor, director, trustee or employee of any entity that provides services to the Trust or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Trust or its Affiliates of all businesses owned or operated by the Trust or its Affiliates. With respect to any person who is not an employee with respect to the Trust or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Trust or an Affiliate.

    2.33  "Trust"  means the Angeles Participating Mortgage Trust, a California
           -----
business trust created by Declaration of Trust, dated April 14, 1988, and recorded in the Official Records of the Recorder's Office of Los Angeles County, California on August 29, 1994, and includes any successor or assignee business trust or trusts or corporation or corporations into which the Trust may be merged, changed or consolidated; any business trust or corporation for whose securities the securities of the Trust shall be exchanged; and any assignee of or successor to substantially all of the assets of the Trust.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III
                                  -----------
                                ADMINISTRATION
                                --------------

    3.1   Committee Structure and Authority .  The Plan shall be administered
          ---------------------------------
by the Committee which, except as provided herein, shall be comprised of such number of Disinterested Persons (and no other persons) as is required for application of Rule 16b-3. Subject to the limitation in the preceding sentence, the Committee shall be the Audit and Compensation Committee of the Board of Trustees, unless such committee does not exist or the Board establishes a committee whose sole purpose is the administration of this Plan; provided that only those members of the Audit and Compensation Committee of the Board who participate in the decision relative to Awards under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. In the absence of an appointment, the Board or the portion thereof that are Disinterested Persons shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Trust to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select those persons to whom Awards may be granted from time to time;

          (b) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares and Deferred Shares or any combination thereof are to be granted hereunder;

          (c) to determine the number of Shares to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Award and the Shares relating thereto);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 12.1;

          (f) to determine to what extent and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred;

          (g) to determine under what circumstances an Award may be settled in cash or Shares.

          (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to the Plan, Awards, and the issuance of Shares and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate of Shares, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Trust or any other employer to obtain a deduction or as may be otherwise required by law;

          (m) to determine whether and with what effect an individual has incurred a Termination of Employment;

          (n) to determine whether the Trust or any other person has a right or obligation to purchase Shares from a Participant and, if so, the terms and conditions on which such Shares are to be purchased;

          (o) to determine the restrictions or limitations on the transfer of Shares;

          (p) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (q) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (r) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

          (s) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to different Awards.

    Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Trust and Participants. Any determination shall not be subject to de novo review if
                                                        -- ----
challenged in court.


                                  ARTICLE IV
                                  ----------
                            SHARES SUBJECT TO PLAN
                            ----------------------

    4.1   Number of Shares.  Subject to the adjustment under Section 4.6,
          ----------------
the total number of Shares reserved and available for distribution pursuant to Awards under the Plan shall be 377,500 Shares authorized for issuance on the Effective Date. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

    4.2   Release of Shares.  Subject to Section 7.3(f), if any Shares that
          -----------------
have been optioned cease to be subject to an Award, if any Shares that are subject to any Award are forfeited or if any Award otherwise terminates without issuance of the Shares subject to such Award being made to the Participant, such Shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

    4.3   Restrictions on Shares .  Shares issued upon exercise of an Award
          -----------------------
shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Trust shall not be required to issue or deliver any certificates for Shares, cash or other property prior to
(a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), (b) the completion of any registration or qualification of such Shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation in order for the Trust or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Trust may cause any certificate for any Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional Shares shall not be delivered, but shall be rounded to the next lower whole number of Shares.

    4.4   Shareholder Rights.  No person shall have any rights of a shareholder
          ------------------
as to Shares subject to an Award until, after proper exercise of the Award or other action required, such Shares shall have been recorded on the Trust's official shareholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Trust will have thirty (30) days in which to issue the Shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued or transferred in the Trust's official shareholder records, except as provided herein or in an Agreement.

    4.5   Best Efforts To Register.  The Trust will register under the
          ------------------------
Securities Act the Shares delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Trust for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Trust for this purpose. The Trust will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Trust is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all Shares delivered pursuant to any Award. The Trust may delay the foregoing obligation if the Committee determines in its sole discretion that any such registration would adversely affect the Trust's interests, the Trust would incur unreasonable expenses in any such registration or if there is no material benefit to Participants.

    4.6   Anti-Dilution.  In the event of any Share dividend, Share split,
          -------------
combination or exchange of Shares, recapitalization or other change in the capital structure of the Trust, separation or division of the Trust (including, but not limited to, a split-up, spin-off, split-off or distribution to Trust shareholders other than a normal cash dividend), sale by the Trust of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other business trust transaction, Share offering or event involving the Trust and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of Shares available for Awards under the Plan, the number of Shares covered by outstanding Awards, the exercise price per Share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of Shares with appropriate payment for such fractional Shares as shall reasonably be determined by the Committee.

                                   ARTICLE V
                                   ---------
                                  ELIGIBILITY
                                  -----------

    5.1   Eligibility.  Except as herein provided, the persons who shall be
          -----------
eligible to participate in the Plan and be granted Awards shall be those persons who are officers, directors, trustees, employees, independent contractors or other service providers of the Trust or any Affiliate including, without limitation, the officers, directors, trustees and employees of any other entity which provides services to the Trust or any Affiliate, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Trust and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Trust and its Affiliates, the value of the individual's service to the Trust and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in the Plan.


                                  ARTICLE VI
                                  ----------
                                    OPTIONS
                                    -------

    6.1   General.  The Committee shall have authority to grant Options under
          -------
the Plan at any time or from time to time. Options may be granted alone or in addition to other Awards and may be either Incentive Options or Nonqualified Options. An Option shall entitle the Participant to receive Shares upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any calendar year, Options to purchase no more than 125,833 Shares shall be granted to any Participant.

    6.2   Grant and Exercise.  The grant of an Option shall occur as of the
          ------------------
date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Trust, a parent corporation of the Trust or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Option. To the extent that any Option is not designated as an Incentive Option or even if so designated does not qualify as an Incentive Option, it shall constitute a Nonqualified Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Option under such Section 422.

    6.3   Terms and Conditions.  Options shall be subject to such terms and
          --------------------
conditions as shall be determined by the Committee, including the following:

          (a)   Option Period.  The Option Period of each Option shall be fixed
                -------------
    by the Committee; provided that no Nonqualified Option shall be exercisable more than fifteen (15) years after the date the Option is granted. In the case of an Incentive Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years from the date of grant in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of shares of beneficial interest in the Trust, a corporation which is a parent corporation of the Trust or any subsidiary of the Trust (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Option shall be granted more than ten (10) years from the date the Plan is adopted by the Trust or the date the Plan is approved by the shareholders of the Trust, whichever is earlier.

          (b)   Option Price.  The Option Price shall be determined by the
                ------------
    Committee. If such Option is intended to qualify as an Incentive Option, the Option Price shall be not less than the Fair Market Value on the date the Option is granted, or where granted to an individual who owns or who is deemed to own Shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of beneficial interest in the Trust, a corporation which is a parent corporation of the Trust or any subsidiary of the Trust (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value.

          (c)   Exercisability.  Subject to Section 11.1, Options shall be
                --------------
    exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option.

          (d)   Method of Exercise.  Subject to the provisions of this Article
                ------------------
    VI, a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Trust specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Trust may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the Participant having a Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Trust to retain Shares which would otherwise be issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash by a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II,

    Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. If payment of the Option Price of a Nonqualified Option is made in whole or in part in the form of Restricted Shares or Deferred Shares, the number of Shares to be received upon such exercise equal to the number of Restricted Shares or Deferred Shares used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Shares or Deferred Shares were subject, unless otherwise determined by the Committee. In the case of an Incentive Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted. No Shares shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if an Option is exercised using Restricted Shares or Deferred Shares, a Participant shall have all of the rights of a shareholder of the Trust holding the Shares (including the right to vote the Shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such Shares and such Shares have been recorded on the Trust's official shareholder records as having been issued or transferred.

          (e)   Trust Loan or Guarantee.  Upon the exercise of any Option and
                -----------------------
    subject to the pertinent Agreement and the discretion of the Committee, the Trust may at the request of the Participant:

          (i) lend to the Participant, with recourse, an amount equal to such portion of the Option Price as the Committee may determine; or

         (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

    The terms and conditions of any loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Trust for an amount to exceed the lesser of the following (i) the aggregate Fair Market Value on the date of exercise of the Shares to be purchased upon exercise of the Option less the aggregate par value of such Shares, or (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f)   Non-transferability of Options.  Except as provided herein or in
                ------------------------------
    an Agreement, no Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If the Committee adopts Securities Exchange Act Release 34-28869 of the Securities Exchange Commission, the Committee may permit an Award to be transferred pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in Section 414 of the Code if such section applied to the Award, but only to the extent consistent with an Award's intended status as an Incentive Option.

    6.4   Termination by Reason of Death.  Unless otherwise provided in an
          ------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period for such Option, whichever period is the shorter.

    6.5   Termination by Reason of Disability.  Unless otherwise provided in an
          -----------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period for such Option, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Option.

    6.6   Other Termination.  Unless otherwise provided in an Agreement or
          -----------------
determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the three (3) month period commencing with the date of such Termination of Employment or until the expiration of the Option Period for such Option, and the Participant's death or Disability at any time following such Retirement or involuntary Termination of Trusteeship shall not affect the foregoing. If the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option shall terminate immediately.

    6.7   Cashing Out of Option.  On receipt of written notice of exercise, the
          ---------------------
Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the Participant an amount, in cash or Shares, equal to the following: (a) the excess of the Fair Market Value of the Shares that are subject to the Option over the Option Price of such Shares, multiplied times (b) the number of the Shares that are subject to the Option on the effective date of such cash out. Cash outs relating to Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs of Nonqualified Options held by such Participants, the Committee may determine Fair Market Value under the pricing rule set forth in Section 7.3(b).

                                  ARTICLE VII
                                  -----------
                           SHARE APPRECIATION RIGHTS
                           -------------------------

    7.1   General.  The Committee shall have authority to grant Share
          -------
Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Share Appreciation Right shall entitle the Participant to surrender to the Trust the Share Appreciation Right and to be paid therefor in Shares, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

    7.2   Grant.  Share Appreciation Rights may be granted in conjunction with
          -----
all or part of any Option granted under the Plan, in which case the exercise of the Share Appreciation Right shall require the cancellation of a corresponding portion of the Option, and the exercise of the Option shall require the cancellation of the corresponding portion of the Share Appreciation Right. In the case of a Nonqualified Option, such rights may be granted either at or after the time of grant of such Option. In the case of an Incentive Option, such rights may be granted only at the time of grant of such Option. A Share Appreciation Right may also be granted on a stand alone basis. The grant of a Share Appreciation Right shall occur as of the date the Committee determines. Each Share Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Share Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan. During any calendar year, Share Appreciation Rights with respect to no more than 125,833 Shares shall be granted to any Participant.

    7.3   Terms and Conditions.  Share Appreciation Rights shall be subject to
          --------------------
such terms and conditions as shall be determined by the Committee, including the following:

          (a)   Period and Exercise.  The term of a Share Appreciation Right
                -------------------
    shall be established by the Committee. If granted in conjunction with a Option, the Share Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Options would be exercisable in accordance with the provisions of Article VI. A Share Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Share Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Trust specifying the portion of the Share Appreciation Right to be exercised.

          (b)   Amount.  Upon the exercise of a Share Appreciation Right granted
                ------
    conjunction with an Option, a Participant shall be entitled to receive an amount in cash, Shares or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the following: (i) the excess of the Fair Market Value over the Option Price, multiplied by (ii) the number of Shares in respect of which the Share Appreciation Right is exercised. In the case of a Share Appreciation Right granted on a stand alone basis, the Agreement shall specify the value to be used in lieu of the Option

    Price. The Fair Market Value shall be determined as of the date of exercise of such Share Appreciation Right.

          (c)   Special Rules.  In the case of Share Appreciation Rights
                -------------
    relating to Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act:

           (i) The Committee may require that such Share Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

          (ii) The Committee may provide that the amount to be paid upon exercise of such Share Appreciation Rights (other than those relating to Incentive Options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Shares on the principal exchange on which the Shares are traded, NNM or other relevant market for determining value on any day during such "window period"; and

         (iii) no Share Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

          (d)   Non-transferability of Share Appreciation Rights.  Share
                ------------------------------------------------
    Appreciation Rights shall be transferable only when and to the extent that a Option would be transferable under the Plan unless otherwise provided in an Agreement.

          (e)   Termination.  A Share Appreciation Right shall terminate at such
                -----------
    time as a Option would terminate under the Plan, unless otherwise provided in an Agreement.

          (f)   Effect on Shares Under the Plan.  Upon the exercise of a Share
                -------------------------------
    Appreciation Right, the Option or part thereof to which such Share Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.2 on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares covered by the Share Appreciation Right at the time of exercise based on the value of the Share Appreciation Right at such time.

          (g)   Incentive Option.  A Share Appreciation Right granted in tandem
                ----------------
    with an Incentive Option shall not be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Share Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

                                 ARTICLE VIII
                                 ------------
                               RESTRICTED SHARES
                               -----------------

    8.1   General.  The Committee shall have authority to grant Restricted
          -------
Shares under the Plan at any time or from time to time. Restricted Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Shares will be awarded, the number of Restricted Shares to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals by the Participant or by the Trust or an Affiliate (including a division or department of the Trust or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Share Awards need not be the same with respect to any Participant.

    8.2   Awards and Certificates.  Notwithstanding the limitations on issuance
          -----------------------
of Shares otherwise provided in the Plan, each Participant receiving an Award of Restricted Shares shall be issued a certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such Shares be held in custody by the Trust until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

    8.3   Terms and Conditions.  Restricted Shares shall be subject to the
          --------------------
following terms and conditions:

          (a)   Limitations on Transferability.  Subject to the provisions of
                ------------------------------
    the Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Shares.

          (b)   Rights.  Except as provided in Section 8.3(a), the Participant
                ------
    shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Trust holding the Shares, including the right to vote the Shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Restricted Shares shall be automatically deferred and reinvested in additional Restricted Shares, and dividends on the Restricted Shares payable in Shares shall be paid in the form of the Restricted Shares on which such dividend was paid.

          (c)   Criteria.  Based on service, performance by the Participant or
                --------
    by the Trust or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d)   Forfeiture.  Unless otherwise provided in an Agreement or
                ----------
    determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Shares. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all Restricted Shares still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's Restricted Shares.

          (e)   Delivery.  If and when the Restriction Period expires without a
                --------
    prior forfeiture of the Restricted Shares subject to such Restriction Period, unlegended certificates for such Shares shall be delivered to the Participant.

          (f)   Election.  A Participant may elect to further defer receipt of
                --------
    the Restricted Shares for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.


                                  ARTICLE IX
                                  ----------
                                DEFERRED SHARES
                                ---------------

    9.1   General.  The Committee shall have authority to grant Deferred Shares
          -------
under the Plan at any time or from time to time. Deferred Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Shares will be awarded, the number of Deferred Shares to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Shares will be delivered, and the conditions under which receipt of the Shares will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals by the Participant or by the Trust or an Affiliate, including a division or department of the Trust or an Affiliate for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Shares Awards need not be the same with respect to any Participant.

    9.2   Terms and Conditions.  Deferred Shares Awards shall be subject to the
          --------------------
following terms and conditions:

          (a)   Limitations on Transferability.  Subject to the provisions of
                ------------------------------
    the Plan and the Agreement, Deferred Shares Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Shares, cash equal to the Fair Market Value of such Shares or a combination of cash and Shares, to the Participant for the Shares covered by the Deferred Shares Award.

          (b)   Rights.  Unless otherwise determined by the Committee and
                ------
    subject to the Plan, cash dividends on the Deferred Shares shall be automatically deferred and reinvested in additional Deferred Shares, and dividends on the Deferred Shares shall be paid in the form of the Deferred Shares on which such dividend was paid.

          (c)   Criteria.  Based on service, performance by the Participant or
                --------
    by the Trust or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

          (d)   Forfeiture.  Unless otherwise provided in an Agreement or
                ----------
    determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Shares. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the Shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Shares.

          (e)   Election.  A Participant may elect to further defer receipt of
                --------
    the Deferred Shares payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at one (1) year prior to completion of the Deferral Period for the Award.


                                   ARTICLE X
                                   ---------
            PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THE PLAN
            -------------------------------------------------------

   10.1  Transfer of Shares.  A Participant may at any time make a transfer of
         ------------------
Shares received pursuant to the exercise of an Award to his parents, spouse or descendants or to any trust for the benefit of the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of Shares received pursuant to the exercise of an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting

Shares under the Agreement, provided that "Termination of Employment" shall continue to refer to the Termination of Employment of the Participant.

   10.2  Limited Transfer During Offering.  In the event there is an effective
         --------------------------------
registration statement under the Securities Act pursuant to which Shares shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of Shares received directly or indirectly pursuant to an exercise of an Award.

   10.3  Committee Discretion.  The Committee may in its sole discretion
         --------------------
include in any Agreement an obligation that the Trust purchase a Participant's Shares received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell Shares to the Trust upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article X shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Trust may upon determination by the Committee assign its right to purchase Shares pursuant to this Article X, whereupon the assignee of such right shall have all the rights, duties and obligations of the Trust with respect to purchase of the Shares.

   10.4  No Trust Obligation.  None of the Trust, an Affiliate or the
         -------------------
Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Trust or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Trust's purchase of Shares or an Award from such holder in accordance with the terms hereof.


                                  ARTICLE XI
                                  ----------
                         CHANGE IN CONTROL PROVISIONS
                         ----------------------------

   11.1  Impact of Event.  Notwithstanding any other provision of the Plan to
         ---------------
the contrary, in the event of a Change in Control (as defined in Section 11.2):

          (a) Any Share Appreciation Rights and Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

          (b) The restrictions and deferral limitations applicable to any Restricted Shares and Deferred Shares shall lapse, and such Restricted Shares and Deferred Shares shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (c) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant, by giving notice during the 60-day period from and after a Change in Control to the Trust, to elect to surrender all or part of the Award to the Trust and to receive cash, within 30 days of such notice, in an amount equal to the following: (i) the amount by which the "Change in Control Price" (as defined in Section 11.3) per Share on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per Share under the Award (the "Spread"), multiplied times (ii) the number of Shares granted under the Award as to which the right granted hereunder shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of the Award held by a Participant (except a Participant who has died during such six month period) who is an officer or trustee of the Trust (within the meaning of Section 16(b) of the Exchange Act), such Award shall be canceled in exchange for a payment to the Participant, at the time of Participant's Termination of Employment, equal to the Spread multiplied by the number of Shares granted under the Award, plus interest on such amount at the prime rate from time to time. With respect to any Participant who is an officer or trustee of the Trust (within the meaning of Section 16(b) of the Exchange
    Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16b-3 which first commences on or after the date of the Change in Control, and the Committee shall have sole discretion, if necessary, to approve the Participant's exercise hereunder and the date in which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Participant under Section 16(b) of the Exchange Act.

   11.2  Definition of Change in Control.  For purposes of the Plan, a "Change
         -------------------------------
in Control" shall mean the happening of any of the following events:

          (a) (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") (other than the SAHI Group) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding Shares (the "Outstanding Trust Shares") or the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of directors (the "Outstanding Trust Voting Securities") or
    (ii) the approval by the shareholders of the Trust of a reorganization, merger, consolidation, complete liquidation or dissolution of the Trust, the sale or disposition of all or substantially all of the assets of the Trust or similar corporate transaction (in each case referred to in this Section
    11.2 as a "Transaction") or, if consummation of such Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided such acquisition of beneficial ownership or such Transaction would result in any Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of the Outstanding Trust Shares or 30% or more of the Outstanding Trust Voting Securities; excluding, however, the following: (i) any acquisition by or consummation of a Transaction with any Affiliate or by an employee benefit plan (or related trust) sponsored or maintained by the Trust or an Affiliate or (ii) the acquisition by or consummation of a Transaction with any Person who beneficially owned, immediately prior to such acquisition or Transaction, directly or indirectly, 20% or more of the Outstanding Trust Shares or Outstanding Trust Voting Securities; or

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11.2(b), that any individual who becomes a member of the Board subsequent to the Effective Date and whose election, or nomination for election by the Trust's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

   11.3  Change in Control Price.  For purposes of the Plan, "Change in
         -----------------------
Control Price" means the higher of (a) the highest reported sales price of a Share in any transaction reported on the principal exchange on which such Shares are listed or on NNM during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or Transaction, the highest price per Share paid in such tender or exchange offer or a Transaction, except that, in the case of Incentive Options and Share Appreciation Rights relating to Incentive Options, such price shall be based only on the Fair Market Value of the Shares on the date such Incentive Option or Share Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.


                                  ARTICLE XII
                                  -----------
                                 MISCELLANEOUS
                                 -------------

   12.1  Amendments and Termination.  The Board may amend, alter, or
         --------------------------
discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under a Option, Share Appreciation Right, Restricted Shares Award or Deferred Shares Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Trust's shareholders to the extent such approval is required by law or agreement.

    The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

    The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Options or Share Appreciation Rights for previously granted Options, including previously granted Options or Share Appreciation Rights having higher Option Prices but no such substitution shall be made which would impair the rights of Participants under such Option or Share Appreciation Right theretofore granted without the Participant's consent.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

   12.2   Unfunded Status of Plan.  It is intended that the Plan be an
          -----------------------
"unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

   12.3   General Provisions.
          ------------------

          (a)   Representation.  The Committee may require each person
                --------------
    purchasing or receiving Shares pursuant to an Award to represent to and agree with the Trust in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b)   No Additional Obligation.  Nothing contained in the Plan shall
                ------------------------
    prevent the Trust or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c)   Withholding.  No later than the date as of which an amount first
                -----------
    becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Trust (or other entity identified by the Committee), or make arrangements satisfactory to the Trust or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Trust or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Trust under the Plan shall be conditional on such payment or arrangements, and the Trust and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d)   Reinvestment.  The reinvestment of dividends in additional
                ------------
    Deferred or Restricted Shares at the time of any dividend payment shall only be permissible if sufficient Shares are available for such reinvestment (taking into account then outstanding Options and other Awards).

          (e)   Representation.  The Committee shall establish such procedures
                --------------
    as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f)   Controlling Law.  The Plan and all Awards made and actions taken
                ---------------
    thereunder shall be governed by and construed in accordance with the laws of the State of California (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Trust, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g)   Offset.  Any amounts owed to the Trust or an Affiliate by the
                ------
    Participant of whatever nature may be offset by the Trust from the value of any Shares, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Trust and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Trust or an Affiliate.

   12.4  Mitigation of Excise Tax.  If any payment or right accruing to a
         ------------------------
Participant under this Plan (without the application of this Section 12.4), either alone or together with other payments or rights accruing to the Participant from the Trust or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 12.4 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

    12.5  Rights with Respect to Continuance of Employment.  Nothing contained
          ------------------------------------------------
herein shall be deemed to alter the relationship between the Trust or an Affiliate and a Participant, or the contractual relationship between a Participant and the Trust or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Trust or an Affiliate and a Participant. The Trust or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Trust or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Trust or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

   12.6  Awards in Substitution for Awards Granted by Other Entities.  Awards
         -----------------------------------------------------------
may be granted under the Plan from time to time in substitution for awards held by employees, directors, trustees or service providers of other entities who are about to become officers, directors, trustees or employees of the Trust or an Affiliate as the result of a merger or consolidation of the employing entity with the Trust or an Affiliate, or the acquisition by the Trust or an Affiliate of the assets of the employing entity, or the acquisition by the Trust or Affiliate of the securities of the employing entity, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

   12.7  Procedure for Adoption.  Any Affiliate of the Trust may by resolution
         ----------------------
of such Affiliate's board of directors or trustees, as the case may be, with the consent of the Board of Trustees and subject to such conditions as may be imposed by the Board of Trustees, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

   12.8  Procedure for Withdrawal.  Any Affiliate which has adopted the Plan
         ------------------------
may, by resolution of the board of directors or trustees, as the case may be, of such Affiliate, with the consent of the Board of Trustees and subject to such conditions as may be imposed by the Board of Trustees, terminate its adoption of the Plan. If the Participant disposes of Shares acquired pursuant to an Incentive Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Trust shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

   12.9  Delay.  If at the time a Participant incurs a Termination of
         -----
Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Share Appreciation Right as provided in the Agreement, whichever is shorter. The Trust shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Trust, an Affiliate or a shareholder of the Trust until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Trust, an Affiliate or a shareholder of the Trust. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

  12.10  Headings.  The headings contained in this Plan are for reference
         --------
purposes only and shall not affect the meaning or interpretation of this Plan.

  12.11  Severability.  If any provision of this Plan shall for any reason be
         ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

  12.12  Successors and Assigns.  This Plan shall inure to the benefit of and
         ----------------------
be binding upon each successor and assign of the Trust. All obligations imposed upon a Participant, and all rights granted to the Trust hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

  12.13  Entire Agreement.  This Plan and the Agreement constitute the entire
         ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

    Executed on this ____ day of _____, 1996.


                                    ANGELES PARTICIPATING MORTGAGE TRUST


                                    By:
                                          --------------------------------------
                                          Ann Merguerian, Secretary of the Trust

PRELIMINARY COPY (JUNE 4, 1996)

PROXY         ANGELES PARTICIPATING MORTGAGE TRUST       This proxy is solicited
                   340 N. Westlake Boulevard                  on behalf of
               Westlake Village, California 91362           Board of Trustees
          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held On July 18, 1996

     TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES OF ANGELES PARTICIPATING MORTGAGE TRUST, SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.


     The undersigned holder of Class A Shares or Class B Shares of Angeles Participating Mortgage Trust (the "Trust") hereby appoints Ronald J. Consiglio and Jack E. McDonald, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on July 18, 1996, at 9:00 a.m. local time, at the Beverly Hilton Hotel, 9876 Wilshire Blvd., Beverly Hills, California and at any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

     1. A proposal to approve the Class A Share Purchase Warrant owned by Starwood Mezzanine Investors, L.P. and Class B Share Purchase Warrant owned by SAHI, Inc. and the authorization and issuance of the Class A Shares and Class B Shares to be issued upon exercise of such warrants.

        [_] For      [_] Against      [_] Abstain

     2. If the foregoing proposal is approved, a proposal to approve the amendments to the Declaration of Trust to, among other things, change the stated purpose and investment policy of the Trust.

        [_] For      [_] Against      [_] Abstain

     3. If the foregoing proposals are approved, the election of seven members to the Board of Trustees.

        [_] FOR all nominees listed below (except as marked to the contrary below)

        [_] WITHHOLD AUTHORITY to vote for all nominees listed below

        (INSTRUCTIONS: SHAREHOLDERS HAVE CUMULATIVE VOTING RIGHTS IN THE ELECTION OF TRUSTEES. TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. IN THE EVENT THAT A SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES, THAT SHAREHOLDER'S CUMULATIVE VOTES WILL BE DISTRIBUTED PRO RATA AMONG THE NOMINEES FOR WHOM AUTHORITY IS NOT WITHHELD.)

        Barry Sternlicht  Madison Grose  Jay Sugarman  Eugene A. Gorab

        J. D'Arcy Chisholm  Ronald J. Consiglio  Jack E. McDonald

        If a nominee becomes unavailable for election or unable to serve as a trustee, the votes will be cast for a person that will be designated by the Board of Trustees of the Trust.


     4. If the foregoing proposals are approved, the following proposals to amend the Declaration of Trust.

(a) A proposal to amend the Trust's Declaration of Trust to amend the purpose of the Trust to allow the Trust to make substantially more debt and/or equity investments in real property.

     [__] For       [__] Against      [__] Abstain

(b) A proposal to amend the Trust's Declaration of Trust to remove the percentage limitation (presently 20%) on the amount of Trust Proceeds, i.e. capital contributions of Shareholders, borrowings by the Trust or proceeds from any future offerings by the Trust, which may be invested directly in the equity ownership of real estate.

     [__] For       [__] Against      [__] Abstain

(c) A proposal to amend the Trust's Declaration of Trust to eliminate the requirement to make monthly distributions of Net Cash, which is generally defined as the Trust's cash flow from operations, to Shareholders.

     [__] For    [__] Against  [__] Abstain

(d) A proposal to amend the Trust's Declaration of Trust to make the termination date of the Trust indefinite.

     [__] For    [__] Against  [__] Abstain

(e) A proposal to amend the Trust's Declaration of Trust to increase the shareholder vote required to terminate the Trust from majority to two-thirds of all of the Shareholders.

     [__] For    [__] Against  [__] Abstain

(f) A proposal to amend the Trust's Declaration of Trust to remove the prohibition on acquiring or funding Trust loans with an initial term of more than 15 years.

     [__] For    [__] Against  [__] Abstain

(g) A proposal to amend the Trust's Declaration of Trust to require the issuance of additional Class B Shares in order to maintain the current voting interest (33 1/3%) of the Shareholders of the Class B Shares.

     [__] For       [__] Against      [__] Abstain

(h) A proposal to amend the Trust's Declaration of Trust to remove the right of Shareholders of Class A Shares to receive a priority return before the Trust's former advisor is paid a fee since the advisor is no longer providing services to the Trust.

     [__] For       [__] Against      [__] Abstain

     Approval of each of the proposals listed in 4(a) through 4(h) is contingent upon approval of all of the proposals listed in 4(a) through 4(h).

     5. If the foregoing proposals are approved, a proposal to approve the Apex Property Trust Trustees' 1996 Share Incentive Plan.

        [_] For      [_] Against      [_] Abstain

     6. If the foregoing proposals are approved, a proposal to approve the Apex Property Trust 1996 Share Incentive Plan.

        [_] For      [_] Against      [_] Abstain

     7. A proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 1996.

        [_] For      [_] Against      [_] Abstain

     8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments thereof.

- --------------------------------------------------------------------------------

                          (continued from other side)

     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 7 AND IN ACCORDANCE WITH THE UNANIMOUS DETERMINATION OF THE BOARD OF TRUSTEES AS TO OTHER MATTERS. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Trust either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                                  DATED:
                                         ------------------

                                  ----------------------------------------------
                                                    Signature

                                  ----------------------------------------------
                                            Signature (if held jointly)

                                  Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.